UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21294

MUNDER SERIES TRUST

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG	JANE KANTER
480 PIERCE STREET	DECHERT LLP
BIRMINGHAM, MICHIGAN 48009	1775 I STREET, N.W.
WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: December 31, 2010

Item 1: Reports to Shareholders.

SEMI-ANNUAL REPORT
December 31, 2010

Munder Asset Allocation
Fund — Balanced
Class Y, A, B, C & K Shares

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The Munder Funds Letter to Shareholders

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

* As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
22	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Statements of Changes in Net Assets — Capital Stock Activity
28	Financial Highlights
33	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Smaller and medium-sized company stocks are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Fixed income securities in which the Fund invests will tend to experience smaller fluctuations in value than equity securities. However, investors in any fixed income product should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the Fund’s investment allocation. A complete list of holdings as of December 31, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Tony Dong, Brian Kozeliski, Joseph Skornicka, Kenneth Smith, Jeffrey Sullivan and Michael Vandenbossche*

Reflecting the strength of the equity markets, the Munder Asset Allocation Fund — Balanced had strong absolute performance, posting a double-digit return of 16.23% for the six months ended December 31, 2010. The Fund outperformed the 14.90% return of its blended 60% Russell 3000® Growth Index/40% Barclays Capital U.S. Intermediate Government/Credit Index benchmark for the six-month time period, but lagged the 17.25% median return for the Lipper mixed-asset target allocation growth universe.

The Munder Asset Allocation Fund — Balanced is a diversified fund, with instruments in both fixed income and equity securities. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market. The equity portion of the Fund is divided into five separately managed segments: large-cap value, large-cap growth, multi-cap growth, focused mid-cap and international core MSCI All Country World Index ex-U.S. As of December 31, 2010, the Fund’s asset allocation was approximately 69% equities and 31% fixed income and cash equivalents.

In terms of absolute performance, each equity segment of the Fund posted a positive double-digit return for the six months ended December 31, 2010, with the focused mid-cap and international core segments showing the greatest strength. Reflecting the weaker performance of the broad fixed income market during the six-month time period, the fixed income segment of the Fund had a positive single-digit return.

Turning to relative performance, the Fund’s fixed income segment outperformed its style-specific benchmark, the Barclays Capital U.S. Intermediate Government/Credit Index, giving a boost to the performance of the Fund compared to its blended Russell/Barclays Capital benchmark. Three equity segments of the Fund, international core, focused mid-cap and large-cap growth, posted a return that exceeded that of the Russell 3000® Index. The international core and focused mid-cap segments also outperformed their style-specific benchmarks (the MSCI All Country World Index ex-U.S. and the Russell Midcap® Growth Index, respectively), while the large-cap value segment performed in line with its style-specific benchmark, the Russell 1000® Value Index.

*	Mr. Smith became a member of the portfolio management team in August 2010, and was therefore not involved in its management during the entire six months ended December 31, 2010.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Barclays Capital U.S. Intermediate Government/Credit Index measures the performance of a segment of the U.S. dollar-denominated, investment-grade, fixed-rate taxable bond market that includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt) and corporate debt obligations with remaining maturities between one and ten years. MSCI ACWI (All

iii

Country World Index) ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Russell 3000® Index is a capitalization-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Growth Index includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index includes approximately 1,000 of the largest securities in the Russell 3000 Index based on a combination of their market cap and current index membership. The Russell 1000® Value Index includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell Midcap® Index includes approximately 800 of the smallest securities in the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap® Growth Index includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mixed-asset target allocation growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period(1),(2)	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,162.31	$10.79	1.98%
Class A	$1,000.00	$1,160.90	$12.25	2.25%
Class B	$1,000.00	$1,156.04	$16.41	3.02%
Class C	$1,000.00	$1,157.50	$16.31	3.00%
Class K	$1,000.00	$1,160.86	$12.25	2.25%

Hypothetical
Class Y	$1,000.00	$1,015.22	$10.06	1.98%
Class A	$1,000.00	$1,013.86	$11.42	2.25%
Class B	$1,000.00	$1,009.98	$15.30	3.02%
Class C	$1,000.00	$1,010.08	$15.20	3.00%
Class K	$1,000.00	$1,013.86	$11.42	2.25%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

(2)	Effective 10/31/10, Munder Capital Management contractually agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.25%, 1.50%, 2.25%, 2.25% and 1.50% for Class Y, A, B, C, and K Shares, respectively. If this arrangement had been in place during the entire one-half year period ended 12/31/10, expenses paid on an actual $1,000 investment during the period would have been $6.81, $8.17, $12.23, $12.24 and $8.17 for Class Y, A, B, C, and K Shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return during the period would have been $6.36, $7.63, $11.42, $11.42 and $7.63 for Class Y, A, B, C, and K Shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 69.4%
Consumer Discretionary — 8.8%
Auto Components — 1.0%
500	Aisin Seiki Co Ltd	$17,693
4,050	BorgWarner Inc †	293,058
2,115	Johnson Controls Inc	80,793

		391,544

Automobiles — 0.8%
1,000	Daihatsu Motor Co Ltd	15,347
361	Daimler AG †	24,472
9,610	Ford Motor Co †	161,352
600	Honda Motor Co Ltd	23,759
290	Hyundai Motor Co	44,334
2,300	Nissan Motor Co Ltd	21,898
440	Renault SA †	25,577

		316,739

Distributors — 0.7%
1,596	Imperial Holdings Ltd	30,886
9,975	LKQ Corp †	226,632

		257,518

Hotels, Restaurants & Leisure — 0.5%
2,060	Carnival Corp	94,987
830	Ctrip.com International Ltd, ADR †	33,574
1,170	Home Inns & Hotels Management Inc, ADR †	47,923
734	Whitbread PLC	20,484

		196,968

Household Durables — 0.1%
2,650	Toll Brothers Inc †	50,350

Internet & Catalog Retail — 0.5%
305	Amazon.com Inc †	54,900
508	Dena Co Ltd	18,220
2,740	Expedia Inc	68,747
130	priceline.com Inc †	51,941

		193,808

Leisure Equipment & Products — 0.2%
1,555	Hasbro Inc	73,365

See Notes to Financial Statements.

1

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Media — 1.6%
8,850	Cinemark Holdings Inc	$152,574
2,715	DIRECTV, Class A †	108,410
180	Nippon Television Network Corp	28,311
1,284	Societe Television Francaise 1	22,306
2,580	Time Warner Cable Inc	170,358
405	Vivendi SA	10,932
3,330	Walt Disney Co/The	124,908

		617,799

Multiline Retail — 0.7%
1,275	Dollar General Corp †	39,104
1,920	Dollar Tree Inc †	107,674
920	Family Dollar Stores Inc	45,733
1,015	Target Corp	61,032

		253,543

Specialty Retail — 1.9%
600	Advance Auto Parts Inc	39,690
180	AutoZone Inc †	49,066
2,860	Home Depot Inc	100,272
6,171	Kingfisher PLC	25,342
640	O’Reilly Automotive Inc †	38,669
2,625	PetSmart Inc	104,527
6,860	Sally Beauty Holdings Inc †	99,676
3,525	Tiffany & Co	219,502
1,240	Ulta Salon Cosmetics & Fragrance Inc †	42,614

		719,358

Textiles, Apparel & Luxury Goods — 0.8%
532	Cie Financiere Richemont SA	31,294
1,650	Coach Inc	91,262
114	LVMH Moet Hennessy Louis Vuitton SA	18,753
6,000	Peace Mark Holdings Ltd †,(c),(d)	0
920	Steven Madden Ltd †	38,382
830	VF Corp	71,529
725	Warnaco Group Inc/The †	39,926

		291,146

Total Consumer Discretionary		3,362,138

See Notes to Financial Statements.

2

Shares		Value(a)

Consumer Staples — 5.4%
Beverages — 1.3%
275	Carlsberg A/S, Series B	$27,534
4,000	Cia de Bebidas das Americas, ADR	124,120
460	Coca-Cola Co/The	30,254
4,465	Dr Pepper Snapple Group Inc	156,990
3,900	Fomento Economico Mexicano SAB de CV	21,805
1,820	PepsiCo Inc/NC	118,901

		479,604

Food & Staples Retailing — 1.2%
995	Casey’s General Stores Inc	42,680
20,600	CP ALL PCL	26,822
2,776	CVS Caremark Corp	96,521
400	FamilyMart Co Ltd	15,076
346	Kesko OYJ, B Shares	16,150
159	Metro AG	11,448
4,102	Tesco PLC	27,181
3,990	Wal-Mart Stores Inc	215,181
2,647	WM Morrison Supermarkets PLC	11,044

		462,103

Food Products — 1.5%
136	Danisco A/S	12,434
385	Danone	24,191
2,440	General Mills Inc	86,840
23,000	Golden Agri-Resources Ltd	14,337
1,770	JM Smucker Co/The	116,200
3,400	Kraft Foods Inc, Class A	107,134
12,000	Marine Harvest ASA	12,689
235	Nestle SA	13,761
3,640	TreeHouse Foods Inc †	185,968

		573,554

Household Products — 0.7%
3,730	Procter & Gamble Co/The	239,951
316	Reckitt Benckiser Group PLC	17,367

		257,318

See Notes to Financial Statements.

3

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Personal Products — 0.2%
105	L’Oreal SA	$11,657
2,190	Nu Skin Enterprises Inc, Class A	66,269

		77,926

Tobacco — 0.5%
831	British American Tobacco PLC	31,917
2,725	Philip Morris International Inc	159,494

		191,411

Total Consumer Staples		2,041,916

Energy — 7.4%
Energy Equipment & Services — 1.6%
1,120	Cameron International Corp †	56,818
8,000	China Oilfield Services Ltd	17,229
2,475	Core Laboratories NV	220,399
1,130	National Oilwell Varco Inc	75,993
2,690	Noble Corp	96,221
513	Petrofac Ltd	12,693
282	Saipem SpA	13,883
1,265	Schlumberger Ltd	105,627
1,800	Trican Well Service Ltd	36,460

		635,323

Oil, Gas & Consumable Fuels — 5.8%
1,860	Apache Corp	221,768
3,543	BP PLC	25,716
3,965	Chevron Corp	361,806
16,000	CNOOC Ltd	38,164
3,085	ConocoPhillips	210,089
363	Enbridge Inc	20,543
1,165	ENI SpA	25,438
4,520	Exxon Mobil Corp	330,502
1,085	Gazprom OAO, ADR	27,602
2,635	Marathon Oil Corp	97,574
3,045	Occidental Petroleum Corp	298,714
362	Oil & Natural Gas Corp Ltd	10,458
750	Pacific Rubiales Energy Corp	25,458
1,335	Peabody Energy Corp	85,413
750	Petroleo Brasileiro SA, ADR	25,628

See Notes to Financial Statements.

4

Shares		Value(a)

Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
3,560	QEP Resources Inc	$129,264
451	Repsol YPF SA	12,566
2,385	Royal Dutch Shell PLC, B Shares	78,645
2,000	Showa Shell Sekiyu KK	18,327
2,700	Southwestern Energy Co †	101,061
432	Total SA	22,889
10,000	Yanzhou Coal Mining Co Ltd	30,491

		2,198,116

Total Energy		2,833,439

Financials — 11.9%
Capital Markets — 1.8%
2,500	Affiliated Managers Group Inc †	248,050
4,380	Bank of New York Mellon Corp/The	132,276
880	Goldman Sachs Group Inc/The	147,981
2,613	ICAP PLC	21,795
4,150	Invesco Ltd	99,849
670	Schroders PLC	19,377
1,035	UBS AG †	16,992

		686,320

Commercial Banks — 3.5%
2,117	Australia & New Zealand Banking Group Ltd	50,559
1,700	Banco do Brasil SA	32,177
1,302	Banco Santander SA	13,794
42,000	Bank of China Ltd	22,208
2,600	Bank of East Asia Ltd	11,005
811	BNP Paribas	51,597
2,830	Busan Bank †	35,783
535	Canadian Imperial Bank of Commerce/Canada	42,147
4,000	Chiba Bank Ltd/The	26,013
320	Credicorp Ltd	38,051
600	Danske Bank A/S †	15,382
2,260	DnB NOR ASA	31,721
4,140	HSBC Holdings PLC	42,026
7,900	Huntington Bancshares Inc/OH	54,273
37,000	Industrial & Commercial Bank of China	27,466
2,540	Itau Unibanco Holding SA, ADR	60,986
723	Laurentian Bank of Canada	34,947

See Notes to Financial Statements.

5

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Commercial Banks (Continued)
8,300	Mizuho Financial Group Inc	$15,641
2,400	Skandinaviska Enskilda Banken AB, A Shares	20,019
900	Sumitomo Mitsui Financial Group Inc	32,058
4,608	Sumitomo Trust & Banking Co Ltd/The	29,059
400	Svenska Handelsbanken AB, A Shares	12,781
61,000	Taishin Financial Holding Co Ltd †	36,090
2,452	Turkiye Halk Bankasi AS	20,804
7,590	US Bancorp	204,702
11,570	Wells Fargo & Co	358,554

		1,319,843

Consumer Finance — 0.9%
4,485	American Express Co	192,496
665	Credit Acceptance Corp †	41,535
4,360	Ezcorp Inc, Class A †	118,287

		352,318

Diversified Financial Services — 2.0%
3,415	Bank of America Corp	45,556
42,450	Citigroup Inc †	200,788
2,291	IG Group Holdings PLC	18,217
11,080	JPMorgan Chase & Co	470,014
200	ORIX Corp	19,682

		754,257

Insurance — 2.6%
2,945	ACE Ltd	183,326
1,320	Allied World Assurance Co Holdings Ltd	78,461
5,970	Allstate Corp/The	190,324
3,706	Amlin PLC	23,626
3,194	Aviva PLC	19,571
310	Berkshire Hathaway Inc, Class B †	24,834
456	Hannover Rueckversicherung AG	24,456
558	Intact Financial Corp	28,543
6,114	Mapfre SA	16,978
2,680	MetLife Inc	119,099
1,820	Reinsurance Group of America Inc	97,752
100	Swiss Life Holding AG †	14,460

See Notes to Financial Statements.

6

Shares		Value(a)

Financials (Continued)
Insurance (Continued)
5,120	Unum Group	$124,006
181	Zurich Financial Services AG	46,886

		992,322

Real Estate Investment Trusts (REITs) — 0.8%
4,770	Annaly Capital Management Inc	85,479
11,520	Chimera Investment Corp	47,347
560	Digital Realty Trust Inc	28,862
670	Essex Property Trust Inc	76,527
18,425	Goodman Group	12,249
598	Simon Property Group Inc	59,495
3,936	Stockland	14,493

		324,452

Real Estate Management & Development — 0.3%
969	Castellum AB	13,190
3,000	Cheung Kong Holdings Ltd	46,238
500	Daito Trust Construction Co Ltd	34,241
1,000	Daiwa House Industry Co Ltd	12,292
2,000	Wharf Holdings Ltd	15,387

		121,348

Total Financials		4,550,860

Health Care — 7.4%
Biotechnology — 0.9%
8,975	BioMarin Pharmaceutical Inc †	241,697
845	Celgene Corp †	49,973
1,670	Gilead Sciences Inc †	60,521

		352,191

Health Care Equipment & Supplies — 0.4%
1,980	Covidien PLC	90,407
190	Intuitive Surgical Inc †	48,972

		139,379

Health Care Providers & Services — 1.7%
2,410	AmerisourceBergen Corp	82,229
2,275	Catalyst Health Solutions Inc †	105,765
2,070	CIGNA Corp	75,886
740	Emergency Medical Services Corp, Class A †	47,811
725	Express Scripts Inc †	39,186

See Notes to Financial Statements.

7

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services (Continued)
13,120	Health Management Associates Inc, Class A †	$125,165
1,585	Healthspring Inc †	42,748
790	Medco Health Solutions Inc †	48,403
1,068	Ramsay Health Care Ltd	19,444
1,550	UnitedHealth Group Inc	55,971

		642,608

Health Care Technology — 0.1%
650	athenahealth Inc †	26,637

Life Sciences Tools & Services — 0.7%
2,830	Bruker Corp †	46,978
1,050	Mettler-Toledo International Inc †	158,770
1,250	Thermo Fisher Scientific Inc †	69,200

		274,948

Pharmaceuticals — 3.6%
4,880	Abbott Laboratories	233,801
500	AstraZeneca PLC	22,778
190	Bayer AG	14,040
1,190	Endo Pharmaceuticals Holdings Inc †	42,495
588	GlaxoSmithKline PLC	11,368
1,140	GlaxoSmithKline PLC, ADR	44,711
2,940	Johnson & Johnson	181,839
5,300	Merck & Co Inc	191,012
850	Novartis AG	49,955
590	Perrigo Co	37,365
12,197	Pfizer Inc	213,569
84	Roche Holding AG	12,308
402	Sanofi-Aventis SA	25,705
500	Takeda Pharmaceutical Co Ltd	24,603
3,880	Teva Pharmaceutical Industries Ltd, ADR	202,264
1,320	Watson Pharmaceuticals Inc †	68,178

		1,375,991

Total Health Care		2,811,754

See Notes to Financial Statements.

8

Shares		Value(a)

Industrials — 7.5%
Aerospace & Defense — 1.3%
3,847	BAE Systems PLC	$19,793
1,190	Boeing Co/The	77,659
2,000	Elbit Systems Ltd	105,840
410	Precision Castparts Corp	57,076
3,150	United Technologies Corp	247,968

		508,336

Air Freight & Logistics — 0.2%
1,185	United Parcel Service Inc, Class B	86,007

Airlines — 0.1%
18,000	Air China Ltd †	20,101
2,794	British Airways PLC †	11,870
6,000	Cathay Pacific Airways Ltd	16,558

		48,529

Building Products — 0.1%
2,000	Asahi Glass Co Ltd	23,377

Commercial Services & Supplies — 0.1%
1,442	Waste Connections Inc	39,698

Construction & Engineering — 0.4%
3,650	Aecom Technology Corp †	102,091
2,585	Quanta Services Inc †	51,493

		153,584

Electrical Equipment — 1.0%
3,090	AMETEK Inc	121,283
2,540	Cooper Industries PLC	148,057
1,310	Emerson Electric Co	74,893
458	Legrand SA	18,651
1,300	Sumitomo Electric Industries Ltd	18,061

		380,945

Industrial Conglomerates — 1.1%
640	3M Co	55,232
1,802	Cookson Group PLC †	18,501
15,130	General Electric Co	276,728
531	Koninklijke Philips Electronics NV	16,263
271	Rheinmetall AG	21,790

See Notes to Financial Statements.

9

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Industrial Conglomerates (Continued)
3,000	SembCorp Industries Ltd	$12,015
218	Siemens AG	27,005

		427,534

Machinery — 2.1%
1,540	Caterpillar Inc	144,236
550	Cummins Inc	60,506
3,785	Eaton Corp	384,215
700	Komatsu Ltd	21,184
2,780	Oshkosh Corp †	97,967
1,014	Tata Motors Ltd	29,554
1,300	Volvo AB, B Shares †	22,905
6,000	Weichai Power Co Ltd	37,091

		797,658

Marine — 0.0%#
2,000	Mitsui OSK Lines Ltd	13,647

Professional Services — 0.6%
720	FTI Consulting Inc †	26,841
2,425	IHS Inc, Class A †	194,946

		221,787

Road & Rail — 0.3%
1,110	Union Pacific Corp	102,853

Trading Companies & Distributors — 0.2%
1,800	Mitsubishi Corp	48,730
862	Travis Perkins PLC	14,219

		62,949

Total Industrials		2,866,904

Information Technology — 12.3%
Communications Equipment — 0.8%
1,825	Aruba Networks Inc †	38,106
7,105	Cisco Systems Inc †	143,734
1,000	HTC Corp	30,868
1,815	QUALCOMM Inc	89,825

		302,533

See Notes to Financial Statements.

10

Shares		Value(a)

Information Technology (Continued)
Computers & Peripherals — 1.9%
1,405	Apple Inc †	$453,197
3,660	EMC Corp/Massachusetts †	83,814
3,000	Fujitsu Ltd	20,877
2,580	Hewlett-Packard Co	108,618
750	NetApp Inc †	41,220
9,000	Wistron Corp	18,335

		726,061

Electronic Equipment & Instruments — 0.3%
3,830	Corning Inc	73,996
400	Kyocera Corp	40,843
1,000	Nippon Electric Glass Co Ltd	14,435

		129,274

Information Technology Services — 1.2%
2,420	CGI Group Inc, Class A †	42,064
600	Cognizant Technology Solutions Corp, Class A †	43,974
735	International Business Machines Corp	107,869
680	Tata Consultancy Services Ltd	17,701
5,450	Teradata Corp †	224,322

		435,930

Internet Software & Services — 1.7%
1,285	Baidu Inc/China, ADR †	124,041
340	Google Inc, Class A †	201,950
2,700	Monster Worldwide Inc †	63,801
790	Open Text Corp †	36,387
1,455	Rackspace Hosting Inc †	45,702
1,010	Sina Corp/China †	69,508
1,035	Sohu.com Inc †	65,712
1,565	Yahoo! Inc †	26,026

		633,127

Office Electronics — 0.0%#
300	Canon Inc	15,556

Semiconductors & Semiconductor Equipment — 2.9%
15,798	Advanced Semiconductor Engineering Inc	18,287
3,170	Applied Materials Inc	44,538
395	ASML Holding NV	15,255
1,470	Avago Technologies Ltd	42,171

See Notes to Financial Statements.

11

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
2,475	Cree Inc †	$163,078
11,335	Intel Corp	238,375
5,950	Microchip Technology Inc	203,549
44	Samsung Electronics Co Ltd	36,793
10,130	Skyworks Solutions Inc †	290,022
1,970	Taiwan Semiconductor Manufacturing Co Ltd, ADR	24,704
400	Tokyo Electron Ltd	25,323

		1,102,095

Software — 3.5%
7,350	BMC Software Inc †	346,479
1,090	Check Point Software Technologies Ltd †	50,423
11,410	Microsoft Corp	318,567
3,775	Oracle Corp	118,158
585	Red Hat Inc †	26,705
241	SAP AG	12,270
4,300	Solera Holdings Inc	220,676
7,335	Synopsys Inc †	197,385
2,045	TIBCO Software Inc †	40,307

		1,330,970

Total Information Technology		4,675,546

Materials — 3.7%
Chemicals — 2.0%
441	BASF SE	35,182
1,440	Celanese Corp, Series A	59,285
133	Honam Petrochemical Corp †	31,524
332	Lanxess AG	26,220
6,850	LyondellBasell Industries NV, Class A †	235,640
4,000	Mitsubishi Chemical Holdings Corp	27,146
600	Nitto Denko Corp	28,267
1,200	PPG Industries Inc	100,884
1,780	Praxair Inc	169,937
1,780	Solutia Inc †	41,082
63	Wacker Chemie AG	10,995

		766,162

See Notes to Financial Statements.

12

Shares		Value(a)

Materials (Continued)
Construction Materials — 0.1%
5,002	Adelaide Brighton Ltd	$16,883
1,300	Siam Cement PCL	15,568

		32,451

Metals & Mining — 1.6%
750	Alamos Gold Inc	14,271
251	Barrick Gold Corp	13,410
1,085	BHP Billiton Ltd	50,216
1,309	Exxaro Resources Ltd	27,072
1,685	Freeport-McMoRan Copper & Gold Inc	202,352
300	Inmet Mining Corp	23,311
519	KGHM Polska Miedz SA	30,329
455	Newmont Mining Corp	27,951
55	POSCO	23,601
813	Rio Tinto Ltd	71,071
500	Teck Resources Ltd, Class B	31,072
1,400	Vale SA, ADR	48,398
1,677	Xstrata PLC	39,363

		602,417

Paper & Forest Products — 0.0%#
2,789	M-real OYJ, B Shares †	9,466

Total Materials		1,410,496

Telecommunication Services — 2.3%
Diversified Telecommunication Services — 2.0%
9,222	AT&T Inc	270,942
10,916	BT Group PLC	30,770
1,291	Koninklijke KPN NV	18,839
400	Nippon Telegraph & Telephone Corp	18,106
45,515	Qwest Communications International Inc	346,369
648	Tele2 AB, B Shares	13,450

1,269	Telefonica SA	28,769
1,519	TeliaSonera AB	12,038

		739,283

Wireless Telecommunication Services — 0.3%
11,600	America Movil SAB de CV, Series L	33,250
680	Rogers Communications Inc, Series B	23,663

See Notes to Financial Statements.

13

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Telecommunication Services (Continued)
Wireless Telecommunication Services (Continued)
17,200	Total Access Communication PCL	$24,535
14,804	Vodafone Group PLC	38,268

		119,716

Total Telecommunication Services		858,999

Utilities — 2.7%
Electric Utilities — 1.8%
3,000	Cheung Kong Infrastructure Holdings Ltd	13,740
689	Cia Energetica de Minas Gerais, ADR	11,431
3,140	Edison International	121,204
4,738	EDP — Energias de Portugal SA	15,771
6,574	Enel SpA	32,855
1,655	Exelon Corp	68,914
576	Fortum OYJ	17,342
6,220	ITC Holdings Corp	385,516

		666,773

Gas Utilities — 0.3%
5,330	Questar Corp	92,795
4,421	Snam Rete Gas SpA	21,977

		114,772

Independent Power Producers & Energy Traders — 0.1%
4,500	Electricity Generating PCL	15,749
1,900	NRG Energy Inc †	37,126

		52,875

Multi-Utilities — 0.5%
3,973	Centrica PLC	20,540
2,530	CMS Energy Corp	47,058
526	GDF Suez	18,873
6,960	NiSource Inc	122,635

		209,106

Total Utilities		1,043,526

TOTAL COMMON STOCKS
(Cost $19,689,142)		26,455,578

See Notes to Financial Statements.

14

Shares		Value(a)

PREFERRED STOCKS — 0.1%
Consumer Staples — 0.1%
Household Products — 0.1%
354	Henkel AG & Co KGaA	$22,013

Health Care — 0.0%#
Health Care Provider & Services — 0.0%#

209	Fresenius SE	17,894

TOTAL PREFERRED STOCKS
(Cost $26,142)		39,907

INVESTMENT COMPANY — 1.1%
(Cost $418,148)
418,148	State Street Institutional Liquid Reserves Fund	418,148

Principal
Amount

ASSET-BACKED SECURITIES — 4.2%
Auto Loans — 3.1%
$100,000	AmeriCredit Automobile Receivables Trust, Series 2009-1, Class C, 14.550% due 01/15/2016 (b)	122,938
	CarMax Auto Owner Trust:
195,892	Series 2009-1, Class A3, 4.120% due 03/15/2013 (b)	199,308
150,000	Series 2009-2, Class B, 4.650% due 08/17/2015 (b)	158,126
70,000	Chrysler Financial Auto Securitization Trust, Series 2010-A, Class B, 1.650% due 11/08/2013 (b)	69,945
265,000	Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A4, 2.140% due 08/22/2016 (b)	270,012
350,000	Wachovia Auto Loan Owner Trust, Series 2007-1, Class C, 5.450% due 10/22/2012 (b)	356,901

		1,177,230

Credit Card — 1.1%
300,000	Capital One Multi-Asset Execution Trust, Series 2006-C1, Class C, 0.550% due 03/17/2014 (b),(e)	298,380

See Notes to Financial Statements.

15

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Credit Card (Continued)
$135,000	GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, 2.210% due 06/15/2016 (b)	$137,270

		435,650

TOTAL ASSET-BACKED SECURITIES
(Cost $1,548,928)		1,612,880

CORPORATE BONDS AND NOTES — 10.9%
Chemicals — 0.3%
100,000	Lubrizol Corp, 8.875% due 02/01/2019 (b)	125,846

Consumer Discretionary — 0.6%
185,000	TJX Cos Inc, 6.950% due 04/15/2019 (b)	224,711

Consumer Staples — 1.3%
390,716	Procter & Gamble — ESOP, 9.360% due 01/01/2021 (b)	490,559

Financials — 6.6%
210,000	ACE INA Holdings Inc (b), 5.600% due 05/15/2015	231,401
85,000	Bank of America Corp, MTN, 7.625% due 06/01/2019 (b)	97,872
65,000	Capital One Financial Corp, 7.375% due 05/23/2014 (b)	73,966
65,000	Citigroup Inc, 5.375% due 08/09/2020 (b)	67,535
150,000	Corp Andina de Fomento, SNAT, 8.125% due 06/04/2019 (b)	176,637
250,000	General Electric Capital Corp, MTN, 5.500% due 01/08/2020 (b)	267,372
510,000	Landesbank Baden-Wuerttemberg/New York NY, MTN, 6.350% due 04/01/2012 (b)	541,475
70,000	MetLife Inc, 6.750% due 06/01/2016 (b)	81,197
170,000	National Rural Utilities Cooperative Finance Corp, 10.375% due 11/01/2018 (b)	234,502
240,000	PNC Funding Corp, 5.625% due 02/01/2017 (b)	256,545

See Notes to Financial Statements.

16

Principal
Amount		Value(a)

Financials (Continued)
$85,000	Simon Property Group LP, 5.650% due 02/01/2020 (b)	$91,947
300,000	Sovereign Bank/Wyomissing PA, 1.997% due 08/01/2013 (b),(e)	300,191
75,000	StanCorp Financial Group Inc, 6.900% due 06/01/2067 (b) (becomes variable June 2017)	70,987

		2,491,627

Healthcare — 0.6%
100,000	Cardinal Health Inc, 4.625% due 12/15/2020 (b)	99,776
110,000	Pfizer Inc, 6.200% due 03/15/2019 (b)	128,850

		228,626

Industrial Conglomerates — 0.2%
75,000	Xerox Corp, 6.400% due 03/15/2016 (b)	85,508

Information Technology — 0.8%
250,000	Cisco Systems Inc, 4.950% due 02/15/2019 (b)	272,441
30,000	Oracle Corp, 5.750% due 04/15/2018 (b)	34,318

		306,759

Telecommunications Services — 0.5%
165,000	New Cingular Wireless Services Inc, 8.125% due 05/01/2012 (b)	180,243

TOTAL CORPORATE BONDS AND NOTES
(Cost $3,859,011)		4,133,879

MORTGAGE-BACKED SECURITIES — 6.4%
Commercial Mortgage-Backed Securities — 5.3%
	Asset Securitization Corp:
225,000	Series 1996-D3, Class A3, 7.652% due 10/13/2026 (b),(e)	232,834
165,000	Series 1997-D5, Class A5, 6.937% due 02/14/2043 (b),(e)	176,788

See Notes to Financial Statements.

17

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Principal
Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage-Backed Securities (Continued)
$190,398	GE Capital Commercial Mortgage Corp, Series 2005-C1, Class A2, 4.353% due 06/10/2048 (b)	$191,909
55,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900% due 10/29/2020 (b)	53,475
	Wachovia Bank Commercial Mortgage Trust:
450,000	Series 2004-C15, Class A4, 4.803% due 10/15/2041 (b)	471,103
350,000	Series 2005-C18, Class A3, 4.790% due 04/15/2042 (b)	362,565
500,000	Series 2005-C20, Class A6A, 5.110% due 07/15/2042 (b),(e)	521,444

		2,010,118

Mortgage Pass-Through Securities — 1.1%
	Fannie Mae Pool:
360,581	#745873, 5.500% due 10/01/2036 (b)	386,642
4,182	#303105, 11.000% due 11/01/2020 (b)	4,861
12,884	#100081, 11.500% due 08/20/2016 (b)	14,397

		405,900

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,348,541)		2,416,018

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.6%
Government Agency Debentures — 1.5%
400,000	Financing Corp Fico, 10.700% due 10/06/2017 (b)	588,705

Government Sponsored Enterprises (GSE) — 2.1%
150,000	Bank of America Corp, FDIC Guaranteed, MTN, 2.100% due 04/30/2012 (b)	153,114
250,000	Federal Home Loan Mortgage Corp, 4.875% due 06/13/2018 (b)	279,584
350,000	General Electric Capital Corp, FDIC Guaranteed, MTN, 2.625% due 12/28/2012 (b)	363,015

		795,713

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,298,751)		1,384,418

See Notes to Financial Statements.

18

Principal
Amount		Value(a)

U.S. TREASURY OBLIGATIONS — 4.6%
U.S. Treasury Notes — 4.6%
$460,000	2.625% due 08/15/2020 (b)	$436,102
675,000	2.750% due 02/15/2019 (b)	666,299
55,000	2.750% due 05/31/2017 (b)	55,700
530,000	4.625% due 02/15/2017 (b)	596,705

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,768,582)		1,754,806

TOTAL INVESTMENTS
(Cost $30,957,245)	100.3%	38,215,634
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(109,973)

NET ASSETS	100.0%	$38,105,661

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(d)	Security valued at fair value as of December 31, 2010, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At December 31, 2010, this security represents $0, 0.0% of net assets.

(e)	Variable rate security. The interest rate shown reflects the rate in effect as of December 31, 2010.

ABBREVIATIONS:
ADR	— American Depositary Receipt
ESOP	— Employee Stock Ownership Plan
FDIC	— Federal Deposit Insurance Corporation
MTN	— Medium Term Note
NCUA	— National Credit Union Administration
SNAT	— Supra-National

See Notes to Financial Statements.

19

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

At December 31, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets		Value

COMMON STOCKS:
United States	53.3%		$20,299,322
Switzerland	1.9		741,797
Japan	1.8		667,773
Netherlands	1.5		585,041
United Kingdom	1.4		549,176
China	1.3		495,345
Canada	1.0		372,275
Israel	0.9		358,528
Brazil	0.8		302,738
France	0.7		251,130
Australia	0.6		234,915
Germany	0.5		207,878
South Korea	0.5		172,036
Hong Kong	0.4		141,092
Taiwan	0.3		128,284
Sweden	0.3		94,383
Italy	0.2		94,153
Ireland	0.2		90,407
Thailand	0.2		82,674
Spain	0.2		72,106
Singapore	0.2		68,524
South Africa	0.2		57,958
India	0.2		57,713
Denmark	0.1		55,350
Mexico	0.1		55,055
Norway	0.1		44,410
Finland	0.1		42,958
Peru	0.1		38,051
Poland	0.1		30,329
Russian Federation	0.1		27,602
Turkey	0.1		20,804
Portugal	0.0	#	15,771

TOTAL COMMON STOCKS	69.4		26,455,578

See Notes to Financial Statements.

20

	% of
	Net Assets	Value

PREFERRED STOCKS:
Germany	0.1%	$39,907
INVESTMENT COMPANY	1.1	418,148
ASSET-BACKED SECURITIES	4.2	1,612,880
CORPORATE BONDS AND NOTES	10.9	4,133,879
MORTGAGE-BACKED SECURITIES	6.4	2,416,018
U.S. GOVERNMENT AGENCY OBLIGATIONS	3.6	1,384,418
U.S. TREASURY OBLIGATIONS	4.6	1,754,806

TOTAL INVESTMENTS	100.3	38,215,634
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(109,973)

NET ASSETS	100.0%	$38,105,661

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

21

Munder Asset Allocation Fund — Balanced

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$38,215,634
Foreign currency, at value	25,875
Cash	1,179
Interest receivable	111,680
Dividends receivable	37,196
Receivable from Advisor	51,763
Receivable for investment securities sold	357,247
Receivable for Fund shares sold	2,915
Prepaid expenses and other assets	38,331

Total Assets	38,841,820

LIABILITIES:
Payable for investment securities purchased	380,341
Payable for Fund shares redeemed	87,348
Trustees’ fees and expenses payable	122,766
Transfer agency/record keeping fees payable	39,026
Custody fees payable	26,694
Investment advisory fees payable	20,967
Distribution and shareholder servicing fees payable — Class A, B and C Shares	12,303
Administration fees payable	6,965
Deferred foreign taxes payable	4,223
Shareholder servicing fees payable — Class K Shares	938
Accrued expenses and other payables	34,588

Total Liabilities	736,159

NET ASSETS	$38,105,661

Investments, at cost	$30,957,245

Foreign currency, at cost	$25,477

See Notes to Financial Statements.

22

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(92,097)
Accumulated net realized loss on investments sold	(13,473,575)
Net unrealized appreciation of investments	7,255,485
Paid-in capital	44,415,848

$38,105,661

NET ASSETS:
Class Y Shares	$5,221,135

Class A Shares	$18,856,607

Class B Shares	$2,363,725

Class C Shares	$7,372,964

Class K Shares	$4,291,230

SHARES OUTSTANDING:
Class Y Shares	476,241

Class A Shares	1,709,197

Class B Shares	218,394

Class C Shares	677,857

Class K Shares	391,450

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$10.96

CLASS A SHARES:
Net asset value and redemption price per share	$11.03

Maximum sales charge	5.50%
Maximum offering price per share	$11.67

CLASS B SHARES:
Net asset value and offering price per share*	$10.82

CLASS C SHARES:
Net asset value and offering price per share*	$10.88

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$10.96

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

23

Munder Asset Allocation Fund — Balanced

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Interest	$246,490
Dividends(a)	247,055

Total Investment Income	493,545

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	23,148
Class B Shares	12,752
Class C Shares	36,782
Shareholder servicing fees:
Class K Shares	5,143
Investment advisory fees	121,412
Custody fees	91,113
Transfer agency/record keeping fees	68,038
Trustees’ fees and expenses	43,241
Administration fees	42,102
Registration and filing fees	29,677
Printing and mailing fees	28,044
Legal and audit fees	25,203
Other	8,662

Total Expenses	535,317
Expenses reimbursed by Advisor	(84,418)

Net Expenses	450,899

NET INVESTMENT INCOME	42,646

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions(b)	1,532,379
Foreign currency-related transactions(c)	(353)
Net change in unrealized appreciation/(depreciation) of:
Securities(d)	3,885,042
Foreign currency-related transactions	1,672

Net realized and unrealized gain on investments	5,418,740

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,461,386

(a)	Net of foreign withholding taxes of $4,186.

(b)	Net of realized foreign taxes $1,552.

(c)	Net of realized foreign taxes $201.

(d)	Net of deferred foreign taxes $3,209.

See Notes to Financial Statements.

24

Munder Asset Allocation Fund — Balanced

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income	$42,646	$100,801
Net realized gain from security transactions and foreign currency-related transactions	1,532,026	3,390,812
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	3,886,714	2,466,491

Net increase in net assets resulting from operations	5,461,386	5,958,104
Dividends to shareholders from net investment income:
Class Y Shares	(22,387)	(45,885)
Class A Shares	(57,010)	(68,706)
Class B Shares	(2,644)	(6,181)
Class C Shares	(8,263)	(11,712)
Class K Shares	(12,941)	(15,388)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	199,466	(6,556,205)
Class A Shares	(1,499,131)	(8,006,941)
Class B Shares	(677,841)	(3,006,464)
Class C Shares	(839,820)	(2,115,258)
Class K Shares	(298,238)	(2,522,023)

Net increase/(decrease) in net assets	2,242,577	(16,396,659)
NET ASSETS:
Beginning of period	35,863,084	52,259,743

End of period	$38,105,661	$35,863,084

Accumulated distributions in excess of net investment income	$(92,097)	$(31,498)

See Notes to Financial Statements.

25

Munder Asset Allocation Fund — Balanced

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$250,827	$429,802
Issued as reinvestment of dividends	21,215	42,547
Redeemed	(72,576)	(7,028,554)

Net increase/(decrease)	$199,466	$(6,556,205)

Class A Shares:
Sold*	$759,669	$2,672,395
Issued as reinvestment of dividends	43,124	52,509
Redeemed	(2,301,924)	(10,731,845)

Net decrease	$(1,499,131)	$(8,006,941)

Class B Shares:
Sold	$66,831	$129,150
Issued as reinvestment of dividends	2,085	4,757
Redeemed*	(746,757)	(3,140,371)

Net decrease	$(677,841)	$(3,006,464)

Class C Shares:
Sold	$130,990	$404,424
Issued as reinvestment of dividends	5,725	7,713
Redeemed	(976,535)	(2,527,395)

Net decrease	$(839,820)	$(2,115,258)

Class K Shares:
Sold	$190,681	$702,245
Issued as reinvestment of dividends	12,941	15,388
Redeemed	(501,860)	(3,239,656)

Net decrease	$(298,238)	$(2,522,023)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

26

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	24,056	44,591
Issued as reinvestment of dividends	1,932	4,381
Redeemed	(7,142)	(706,480)

Net increase/(decrease)	18,846	(657,508)

Class A Shares:
Sold*	73,197	275,889
Issued as reinvestment of dividends	3,902	5,364
Redeemed	(222,768)	(1,098,605)

Net decrease	(145,669)	(817,352)

Class B Shares:
Sold	6,567	13,596
Issued as reinvestment of dividends	192	488
Redeemed*	(74,275)	(328,044)

Net decrease	(67,516)	(313,960)

Class C Shares:
Sold	12,589	41,908
Issued as reinvestment of dividends	526	788
Redeemed	(95,989)	(262,741)

Net decrease	(82,874)	(220,045)

Class K Shares:
Sold	18,351	73,210
Issued as reinvestment of dividends	1,179	1,582
Redeemed	(51,417)	(353,179)

Net decrease	(31,887)	(278,387)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

27

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year		Year	Year		Year	Year
	12/31/10(b)		Ended		Ended	Ended		Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$9.47		$8.59		$11.26	$13.41		$12.13	$11.46

Income/(loss) from investment operations:
Net investment income	0.03		0.06		0.16	0.20		0.18	0.17
Net realized and unrealized gain/(loss) on investments	1.51		0.88		(2.67)	(0.80)		1.56	0.67

Total from investment operations	1.54		0.94		(2.51)	(0.60)		1.74	0.84

Less distributions:
Dividends from net investment income	(0.05)		(0.06)		(0.16)	(0.19)		(0.18)	(0.17)
Distributions from net realized gains	—		—		—	(1.36)		(0.28)	—

Total distributions	(0.05)		(0.06)		(0.16)	(1.55)		(0.46)	(0.17)

Short-term trading fees	—		—		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$10.96		$9.47		$8.59	$11.26		$13.41	$12.13

Total return(d)	16.23%		10.88%		(22.29)%	(5.29)%		14.67%	7.40%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,221		$4,333		$9,579	$34,054		$35,944	$33,618
Ratio of operating expenses to average net assets	1.98	%(f)	1.95%		1.62%	1.48%		1.28%	1.26%
Ratio of net investment income to average net assets	0.66	%(f)	0.58%		1.77%	1.61%		1.44%	1.39%
Portfolio turnover rate	32%		82	%(e)	87%	104	%(e)	52%	55%
Ratio of operating expenses to average net assets without expense reimbursements	2.45	%(f)	1.95%		1.62%	1.48%		1.28%	1.26%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on April 13, 1993 and April 30, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate excluding mortgage dollar roll transactions was 74% and 103% for the years ended June 30, 2010 and June 30, 2008, respectively. The Fund did not engage in mortgage dollar roll transactions during the period ended December 31, 2010 and the years ended June 30, 2009, June 30, 2007 or June 30, 2006.

(f)	Annualized.

See Notes to Financial Statements.

28

A Shares
Period Ended		Year		Year	Year		Year	Year
12/31/10(b)		Ended		Ended	Ended		Ended	Ended
(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

$9.53		$8.65		$11.33	$13.49		$12.19	$11.51

0.02		0.03		0.14	0.17		0.15	0.14

1.51		0.88		(2.68)	(0.81)		1.58	0.68

1.53		0.91		(2.54)	(0.64)		1.73	0.82

(0.03)		(0.03)		(0.14)	(0.16)		(0.15)	(0.14)

—		—		—	(1.36)		(0.28)	—

(0.03)		(0.03)		(0.14)	(1.52)		(0.43)	(0.14)

—		—		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

$11.03		$9.53		$8.65	$11.33		$13.49	$12.19

16.09%		10.53%		(22.43)%	(5.58)%		14.48%	7.18%

$18,857		$17,680		$23,103	$42,500		$52,241	$49,144

2.25	%(f)	2.20%		1.90%	1.72%		1.54%	1.51%

0.39	%(f)	0.36%		1.55%	1.36%		1.20%	1.14%
32%		82	%(e)	87%	104	%(e)	52%	55%

2.70	%(f)	2.20%		1.90%	1.72%		1.54%	1.51%

See Notes to Financial Statements.

29

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year		Year	Year		Year	Year
	12/31/10(b)		Ended		Ended	Ended		Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$9.37		$8.55		$11.20	$13.35		$12.07	$11.40

Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)		(0.04)		0.07	0.07		0.05	0.04
Net realized and unrealized gain/(loss) on investments	1.48		0.87		(2.64)	(0.80)		1.56	0.68

Total from investment operations	1.46		0.83		(2.57)	(0.73)		1.61	0.72

Less distributions:
Dividends from net investment income	(0.01)		(0.01)		(0.08)	(0.06)		(0.05)	(0.05)
Distributions from net realized gains	—		—		—	(1.36)		(0.28)	—

Total distributions	(0.01)		(0.01)		(0.08)	(1.42)		(0.33)	(0.05)

Short-term trading fees	—		—		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$10.82		$9.37		$8.55	$11.20		$13.35	$12.07

Total return(d)	15.60%		9.74%		(23.00)%	(6.28)%		13.60%	6.36%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,364		$2,679		$5,127	$12,225		$15,567	$20,901
Ratio of operating expenses to average net assets	3.02	%(f)	2.95%		2.66%	2.47%		2.28%	2.26%
Ratio of net investment income to average net assets	(0.38	)%(f)	(0.41)%		0.78%	0.61%		0.44%	0.36%
Portfolio turnover rate	32%		82	%(e)	87%	104	%(e)	52%	55%
Ratio of operating expenses to average net assets without expense reimbursements	3.44	%(f)	2.95%		2.66%	2.47%		2.28%	2.26%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on June 21, 1994 and January 24, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate excluding mortgage dollar roll transactions was 74% and 103% for the years ended June 30, 2010 and June 30, 2008, respectively. The Fund did not engage in mortgage dollar roll transactions during the period ended December 31, 2010 and the years ended June 30, 2009, June 30, 2007 or June 30, 2006.

(f)	Annualized.

See Notes to Financial Statements.

30

C Shares
Period Ended		Year		Year	Year		Year	Year
12/31/10(b)		Ended		Ended	Ended		Ended	Ended
(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

$9.41		$8.59		$11.25	$13.40		$12.12	$11.45

(0.02)		(0.04)		0.07	0.08		0.06	0.05

1.50		0.87		(2.65)	(0.81)		1.55	0.67

1.48		0.83		(2.58)	(0.73)		1.61	0.72

(0.01)		(0.01)		(0.08)	(0.06)		(0.05)	(0.05)

—		—		—	(1.36)		(0.28)	—

(0.01)		(0.01)		(0.08)	(1.42)		(0.33)	(0.05)

—		—		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

$10.88		$9.41		$8.59	$11.25		$13.40	$12.12

15.75%		9.70%		(22.99)%	(6.26)%		13.54%	6.34%

$7,373		$7,162		$8,423	$15,070		$17,622	$17,667

3.00	%(f)	2.95%		2.65%	2.47%		2.28%	2.26%

(0.36	)%(f)	(0.39)%		0.80%	0.61%		0.44%	0.38%
32%		82	%(e)	87%	104	%(e)	52%	55%

3.45	%(f)	2.95%		2.65%	2.47%		2.28%	2.26%

See Notes to Financial Statements.

31

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Period Ended		Year		Year	Year		Year	Year
	12/31/10(b)		Ended		Ended	Ended		Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$9.47		$8.59		$11.25	$13.41		$12.12	$11.45

Income/(loss) from investment operations:
Net investment income	0.02		0.03		0.14	0.17		0.15	0.14
Net realized and unrealized gain/(loss) on investments	1.50		0.88		(2.66)	(0.81)		1.57	0.67

Total from investment operations	1.52		0.91		(2.52)	(0.64)		1.72	0.81

Less distributions:
Dividends from net investment income	(0.03)		(0.03)		(0.14)	(0.16)		(0.15)	(0.14)
Distributions from net realized gains	—		—		—	(1.36)		(0.28)	—

Total distributions	(0.03)		(0.03)		(0.14)	(1.52)		(0.43)	(0.14)

Short-term trading fees	—		—		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$10.96		$9.47		$8.59	$11.25		$13.41	$12.12

Total return(d)	16.09%		10.61%		(22.48)%	(5.53)%		14.48%	7.13%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,291		$4,010		$6,029	$9,218		$10,875	$11,340
Ratio of operating expenses to average net assets	2.25	%(f)	2.20%		1.89%	1.72%		1.53%	1.51%
Ratio of net investment income to average net assets	0.39	%(f)	0.36%		1.56%	1.36%		1.18%	1.13%
Portfolio turnover rate	32%		82	%(e)	87%	104	%(e)	52%	55%
Ratio of operating expenses to average net assets without expense reimbursements	2.70	%(f)	2.20%		1.89%	1.72%		1.53%	1.51%

(a)	Class K Shares of the Fund commenced operations on April 16, 1993.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	The portfolio turnover rate excluding mortgage dollar roll transactions was 74% and 103% for the years ended June 30, 2010 and June 30, 2008, respectively. The Fund did not engage in mortgage dollar roll transactions during the period ended December 31, 2010 and the years ended June 30, 2009, June 30, 2007 or June 30, 2006.

(f)	Annualized.

See Notes to Financial Statements.

32

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Asset Allocation Fund-Balanced (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide an attractive investment return through a combination of long-term growth of capital and current income. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

33

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities, including derivative securities such as interest rate and credit default swap contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

34

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$26,913,633
Level 2 — Other Significant Observable Inputs	11,302,001
Level 3 — Significant Unobservable Inputs	— *

Total	$38,215,634

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock—
Consumer
Discretionary
Balance as of 6/30/2010	$— *
Transfers into Level 3	—
Transfers out of Level 3	—
Net purchases	—
Net sales	—
Accrued discounts	—
Accrued premiums	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation/(depreciation)	—

Balance as of 12/31/2010	$— *

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—

*	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities

35

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment securities, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls: The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are

36

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in income in the Fund’s Statement of Operations.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its when-issued purchase commitments.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax

37

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.65% of the value of its average daily net assets.

Effective October 31, 2010, pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50%, 2.25%, 2.25%, 1.50% and 1.25% for Class A, Class B, Class C, Class K and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the period ended December 31, 2010, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $84,418, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $42,102 before payment of sub-administration fees and $26,886 after payment of sub-administration fees for its administrative services to the Fund. During the

38

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

period ended December 31, 2010, the Fund paid an annual effective rate of 0.2254% for administrative services.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor, or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

39

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls were $10,365,655 and $13,054,911 respectively, for the period ended December 31, 2010. For the period ended December 31, 2010, cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments were $1,228,816 and $1,077,153, respectively.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $7,448,913, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $190,524 and net appreciation for financial reporting purposes was $7,258,389. At December 31, 2010, aggregate cost for financial reporting purposes was $30,957,245.

6.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $261.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally

40

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, premium amortization, partnership basis adjustments, mortgage dollar roll adjustments and capital gains taxes were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$(2,556)	$2,556

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2010 was as follows:

Ordinary
Income

June 30, 2010	$147,872
June 30, 2009	965,492

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Capital
Ordinary	Loss	Unrealized
Income	Carryover	Appreciation	Total

$41,912	$(14,291,459)	$2,662,683	$(11,586,864)

The differences between book and tax distributable earnings were primarily due to wash sales, premium amortization accruals, deferred Trustees’ fees, partnership basis adjustments, reversal of mortgage dollar roll loss deferral and passive foreign investment company unreversed inclusions.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $14,291,459 of unused capital losses, of which $4,750,291 and $9,541,168 expire in 2017 and 2018, respectively.

41

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

9.	Subsequent Events

Management has reviewed subsequent events through the date these financial statements were issued, and determined that no events have occurred that require disclosure.

10.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

42

[This Page Intentionally Left Blank]

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNBLNC1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder Bond Fund
Class Y, A, B, C & K Shares
Munder Tax-Free Short &
Intermediate Bond Fund
Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

* As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Examples

Portfolios of Investments:
1	Munder Bond Fund
11	Munder Tax-Free Short & Intermediate Bond Fund
18	Statements of Assets and Liabilities
20	Statements of Operations
21	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
28	Financial Highlights
39	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. A significant portion of the Bond Fund is invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly in periods of declining interest rates, and are subject to the risk that an unexpected rise in interest rates will extend the life of the security beyond the expected repayment time, typically reducing the security’s value. The Bond Fund also invests in Yankee securities (i.e., dollar-denominated securities of foreign issuers), which involve additional risks due to foreign economic and political conditions, and differences in financial reporting standards. A portion of the Tax-Free Short & Intermediate Bond Fund’s income may be subject to state, local and/or federal alternative minimum taxes.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie charts illustrate the investment allocation of the Bond Fund and the maturity allocation of the Tax-Free Short & Intermediate Bond Fund. Complete lists of holdings as of December 31, 2010 are contained in the Portfolios of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

MUNDER BOND FUND

 INVESTMENT ALLOCATION

ii

MUNDER TAX-FREE SHORT & INTERMEDIATE BOND FUND

 MATURITY ALLOCATION*

*	For all municipal securities, maturity allocation is based on stated final maturity, except in the case of pre-refunded bonds, which use the pre-refunded date and in the case of securities with periodic put features, which are categorized as under 1 year. No specific maturity is assigned to investment company securities.

The performance data contained in the following commentary is based on Class Y Shares of the applicable Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for each Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Munder Bond Fund

Portfolio Management Team: Edward Goard and Michael Krushena

Interest rates rose during the six months ended December 31, 2010, due to the steep increase in rates during the fourth quarter of 2010. The result was downward pressure on fixed income market returns for the six-month time period. The Munder Bond Fund posted a 2.33% return for the period, outperforming the 1.15% return of its Barclays Capital U.S. Aggregate Bond benchmark and the 1.98% median return for the Lipper corporate debt A-rated universe.

The most significant factor in the Fund’s relative strength was its allocation across fixed income market segments. An underweight in U.S. Treasuries and an overweight in commercial mortgage-backed securities (CMBS) and the financial segment of the corporate bond market, had a significant and positive impact on the Fund’s relative performance. The maturity structure positioning of the Fund had a modest positive impact on the Fund’s relative performance, as did issue selection.

iii

In terms of issue selection, weakness in the CMBS segment was more than offset by strength among the Fund’s industrials, financials and asset-backed securities (ABS) holdings. The relative weakness among the Fund’s CMBS holdings was due to the calling of one bond, which had been priced above par, at its par value. In addition, the somewhat more defensive nature of the Fund’s CMBS holdings hurt performance during the last six months of 2010, given the increase in investors’ appetite for risk. Turning to the offsetting positive factors, the performance of the Fund’s industrials holdings was boosted by high-yield securities, which had strong performance for the six months ended December 31, 2010. The performance of the Fund’s financial holdings benefited from the decision to reduce the Fund’s holdings of Bank of America (0.8% of the Fund), given its exposure to potential litigation regarding mortgage foreclosures, and to increase the Fund’s weighting in Citigroup, Inc. (1.5%), which has less mortgage exposure and therefore less potential for mortgage-related litigation. Among asset-backed holdings, there was strong relative value in subordinated securities, due to a combination of stricter underwriting guidelines by the issuers and stricter structural integrity requirements of the rating agencies.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio Management Team: Roger Soderstrom and Adam Thayer

Interest rates rose during the six months ended December 31, 2010, due to the steep rise in municipal interest rates during the fourth quarter of 2010. The result was a relatively flat to negative return for most bond market indices, with longer maturity bonds generating the weakest returns. For the six-month time period, the Barclays Capital Municipal Bond Index posted a -0.90% return. Within the Index, securities with maturities in the one-year to two-year range had a positive return of 0.30%, while bonds with maturities greater than 22 years posted a -3.22% return. The six-year to eight-year maturity segment was the best performing maturity segment in the Index, posting a 1.04% return. Revenue bonds, with a 1.22% return in the five-year area, outperformed general obligation bonds, which had a 0.71% return for bonds with similar maturities.

The Munder Tax-Free Short & Intermediate Bond Fund posted a return of 0.11% for the six months ended December 31, 2010, trailing the 0.46% return of its blended 50% Barclays Capital Municipal Managed Money Short Term Index/50% Barclays Capital Municipal Managed Money Short/Intermediate Index benchmark, as well as the 0.27% median return for the Lipper short-intermediate municipal debt universe.

The primary reason for the Fund’s underperformance was its exposure to securities with maturities greater than 10 years. While rates rose along the maturity spectrum, the increase was significantly greater in that maturity range than it was for shorter maturities. The effect on the Fund’s performance was muted, however, by the Fund’s strategy of buying bonds that have shorter durations (lower interest rate sensitivity) and higher income. With the municipal yield curve near historically steep levels, we believe that this strategy will continue to benefit the Fund.

iv

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities. The Barclays Capital Municipal Bond Index measures the performance of the U.S. dollar-denominated long-term tax exempt bond market, which includes state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The Barclays Capital Municipal Managed Money Short Term and Short/Intermediate Indexes are rules-based, market-value-weighted indexes that include fixed-rate, tax-exempt municipal bonds with at least $7 million outstanding, other than alternative minimum tax bonds and airline, hospital, housing, and tobacco bonds, which have maturities between one and five years or one and ten years, respectively, and which were issued within the last five years in transactions of at least $75 million, are rated at least Aa3/AA- or higher and have at least one year until maturity. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of corporate debt A-rated funds and the Lipper universe of short-intermediate municipal debt funds each represent the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund against which it is compared. You cannot invest directly in a Lipper universe.

v

Shareholder Fee Examples (Unaudited)

Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The sections of the tables below entitled “Actual” provide information about actual account values and actual expenses for each class of each Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the Fund and class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Examples for Comparison Purposes

The sections of the tables below entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of either Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in each Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the tables for the Funds and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

Munder Bond Fund

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,023.32	$2.04	0.40%
Class A	$1,000.00	$1,021.01	$3.31	0.65%
Class B	$1,000.00	$1,017.15	$7.12	1.40%
Class C	$1,000.00	$1,017.04	$7.12	1.40%
Class K	$1,000.00	$1,020.99	$3.31	0.65%
Hypothetical
Class Y	$1,000.00	$1,023.19	$2.04	0.40%
Class A	$1,000.00	$1,021.93	$3.31	0.65%
Class B	$1,000.00	$1,018.15	$7.12	1.40%
Class C	$1,000.00	$1,018.15	$7.12	1.40%
Class K	$1,000.00	$1,021.93	$3.31	0.65%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

Munder Tax-Free Short & Intermediate Bond Fund

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,001.08	$2.02	0.40%
Class A	$1,000.00	$998.89	$3.27	0.65%
Class B	$1,000.00	$995.09	$7.04	1.40%
Class C	$1,000.00	$995.13	$7.04	1.40%
Class K	$1,000.00	$999.84	$3.28	0.65%
Hypothetical
Class Y	$1,000.00	$1,023.19	$2.04	0.40%
Class A	$1,000.00	$1,021.93	$3.31	0.65%
Class B	$1,000.00	$1,018.15	$7.12	1.40%
Class C	$1,000.00	$1,018.15	$7.12	1.40%
Class K	$1,000.00	$1,021.93	$3.31	0.65%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

viii

Munder Bond Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES — 7.1%
Auto Loans — 3.1%
	AmeriCredit Automobile Receivables Trust:
$720,000	Series 2009-1, Class C, 14.550% due 01/15/2016	$885,155
750,000	Series 2010-1, Class C, 5.190% due 08/17/2015	793,240
850,000	CarMax Auto Owner Trust, Series 2009-2, Class B, 4.650% due 08/17/2015	896,046
1,250,000	Wachovia Auto Loan Owner Trust, Series 2007-1, Class C, 5.450% due 10/22/2012	1,274,647
525,000	World Omni Auto Receivables Trust, Series 2007-BA, Class B, 144A, 5.980% due 04/15/2015 (g),(h),(i)	545,136

		4,394,224

Credit Card — 0.4%
600,000	Capital One Multi-Asset Execution Trust, Series 2006-C1, Class C, 0.550% due 03/17/2014 (e)	596,761

Home Equity Loans — 2.7%
16,272	Contimortgage Home Equity Trust, Series 1997-2, Pass thru Certificate, Class A9, 7.090% due 04/15/2028	16,076
	Countrywide Asset-Backed Certificates:
228,887	Series 2003-BC6, Class M5, 3.561% due 04/25/2033 (e)	37,598
600,000	Series 2007-BC2, Class 2A2, 0.441% due 06/25/2037 (e)	541,989
21,518	FHLMC Structured Pass Through Securities, Series T-7, Class A6, 7.030% due 08/25/2028 (c),(e),(f)	21,518
637,515	Indymac Residential Asset Backed Trust, Series 2007-A, Class 2A1, 0.391% due 04/25/2047 (e)	628,765
703,923	JP Morgan Mortgage Acquisition Corp, Series 2007-CH5, Class A2, 0.311% due 05/25/2037 (e)	680,266

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Home Equity Loans (Continued)
$150,000	Park Place Securities Inc, Series 2005-WCH1, Class M2, 0.781% due 01/25/2036 (e)	$134,778
1,088,149	Quest Trust, Series 2004-X3, Class M1, 144A, 1.061% due 09/25/2034 (e),(g),(h),(i)	1,057,000
815,613	Residential Asset Mortgage Products Inc, Series 2006-RZ4, Class A2, 0.441% due 10/25/2036 (e)	697,788

		3,815,778

Time Share Receivables — 0.8%
	Marriott Vacation Club Owner Trust:
962,502	Series 2004-2A, Class A, 144A, 4.192% due 10/20/2026 (g),(h),(i)	974,933
174,075	Series 2004-2A, Class B, 144A, 4.341% due 10/20/2026 (g),(h),(i)	173,862

		1,148,795

Utilities — 0.0%†
35,000	GE Equipment Midticket LLC, Series 2009-1, Class B, 5.670% due 11/16/2020	36,790

Other — 0.1%
	ELM BV, 144A, YNK,
545,883	16.304% due 06/20/2013 (c),(e),(f),(g),(h),(j)	100,579

TOTAL ASSET-BACKED SECURITIES
(Cost $10,515,360)		10,092,927

CORPORATE BONDS AND NOTES — 36.1%
Chemicals — 1.0%
1,130,000	Lubrizol Corp, 8.875% due 02/01/2019	1,422,055

Energy — 0.6%
675,000	Valero Energy Corp, 10.500% due 03/15/2039	896,021

Financials — 25.4%
1,325,000	ACE INA Holdings Inc, 5.900% due 06/15/2019	1,471,015

See Notes to Financial Statements.

Principal
Amount		Value(a)

Financials (Continued)
$1,810,000	Axis Specialty Finance LLC, YNK, 5.875% due 06/01/2020 (d)	$1,807,166
965,000	Bank of America Corp, MTN, 7.625% due 06/01/2019	1,111,135
600,000	Bear Stearns Cos LLC/The, 7.250% due 02/01/2018	711,037
815,000	Capital One Financial Corp, 7.375% due 05/23/2014	927,414
	Citigroup Inc:
1,030,000	5.375% due 08/09/2020	1,070,177
1,000,000	MTN, 5.500% due 10/15/2014	1,077,447
2,195,000	Corp Andina de Fomento, SNAT, 8.125% due 06/04/2019 (d)	2,584,786
1,225,000	Fidelity National Financial Inc, 6.600% due 05/15/2017	1,222,246
1,035,000	Fifth Third Bancorp, 4.500% due 06/01/2018	997,482
2,115,000	General Electric Capital Corp, MTN, 5.500% due 01/08/2020 (d)	2,261,965
2,205,000	Goldman Sachs Group Inc/The, 6.150% due 04/01/2018 (d)	2,428,131
4,420,000	Landesbank Baden-Wuerttemberg/New York NY, MTN, 6.350% due 04/01/2012 (d)	4,692,780
1,000,000	MetLife Inc, Series A, 6.817% due 08/15/2018	1,165,882
2,050,000	Morgan Stanley, MTN, 6.000% due 04/28/2015 (d)	2,220,156
1,750,000	National Rural Utilities Cooperative Finance Corp, 10.375% due 11/01/2018 (d)	2,413,992
1,405,000	PNC Funding Corp, 5.625% due 02/01/2017	1,501,855
1,050,000	Prudential Financial Inc, 5.375% due 06/21/2020	1,097,201
1,160,000	Simon Property Group LP, 5.650% due 02/01/2020	1,254,811
1,750,000	Sovereign Bank/Wyomissing PA, 2.123% due 04/01/2014 (d),(e)	1,749,976
1,000,000	StanCorp Financial Group Inc, 6.900% due 06/01/2067 (becomes variable June 2017)	946,497

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Principal
Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Financials (Continued)
$1,000,000	UBS Preferred Funding Trust II, 7.247% due 06/29/2049 (becomes variable June 2011)	$990,528
525,000	Wells Fargo Bank NA, 4.750% due 02/09/2015	556,960

		36,260,639

Health Care Products — 0.3%
360,000	Wyeth, 5.450% due 04/01/2017	406,744

Industrial Conglomerates — 0.9%
400,000	Frontier Communications Corp, 6.250% due 01/15/2013	422,000
835,000	L-3 Communications Corp, 5.875% due 01/15/2015	850,656

		1,272,656

Industrials — 5.2%
2,000,000	AT&T Inc, 5.500% due 02/01/2018 (d)	2,221,764
1,200,000	Comcast Corp, 6.400% due 05/15/2038	1,282,398
920,000	Freeport-McMoRan Copper & Gold Inc, 8.250% due 04/01/2015	969,450
970,000	Kansas City Southern Railway, 8.000% due 06/01/2015	1,042,750
885,000	Levi Strauss & Co, 8.875% due 04/01/2016	933,675
1,250,000	Motors Liquidation Co, 7.200% due 01/15/2011 (k)	421,875
520,000	Westlake Chemical Corp, 6.625% due 01/15/2016	537,550

		7,409,462

Information Technology — 0.3%
350,000	Oracle Corp, 5.750% due 04/15/2018	400,381

See Notes to Financial Statements.

Principal
Amount		Value(a)

Metals & Mining — 0.8%
$1,115,000	Barrick PD Australia Finance Pty Ltd, 5.950% due 10/15/2039	$1,180,633

Retail — 1.6%
900,000	Staples Inc, 9.750% due 01/15/2014	1,090,666
1,100,000	Wal-Mart Stores Inc, 5.625% due 04/01/2040	1,171,485

		2,262,151

TOTAL CORPORATE BONDS AND NOTES
(Cost $50,526,904)		51,510,742

MORTGAGE-BACKED SECURITIES — 41.2%
Collateralized Mortgage Obligations (CMO) – Agency — 0.2%
	Fannie Mae REMICS:
170,616	Series 1990-5, Class J, 8.200% due 01/25/2020	194,772
49,621	Series 2003-63, Class GU, 4.000% due 07/25/2033	51,099

		245,871

Collateralized Mortgage Obligations (CMO) – Non Agency — 3.5%
	Countrywide Alternative Loan Trust:
1,097,204	Series 2003-20CB, Class 1A2, 5.500% due 10/25/2033	1,121,481
655,496	Series 2005-3CB, Class 1A10, 5.250% due 03/25/2035	608,266
1,709,764	FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A, 144A, 3.250% due 04/25/2038 (d),(g),(h),(i)	1,729,917
715,249	GSR Mortgage Loan Trust, Series 2004-15F, Class 2A1, 6.000% due 12/25/2034	736,102
120,694	JP Morgan Mortgage Trust, Series 2005-A3, Class 6A1, 2.965% due 06/25/2035 (e)	116,486
555,256	MASTR Alternative Loans Trust, Series 2004-10, Class 3A1, 5.000% due 09/25/2019	559,226

See Notes to Financial Statements.

Munder Bond Fund
 Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Principal
Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Collateralized Mortgage Obligations (CMO) – Non Agency (Continued)
$190,383	Wells Fargo Mortgage Backed Securities Trust, Series 2005-9, Class 1A6, 5.500% due 10/25/2035	$190,205

		5,061,683

Commercial Mortgage-Backed Securities — 7.7%
1,606,000	Asset Securitization Corp, Series 1997-D5, Class A5, 6.937% due 02/14/2043 (e)	1,720,739
996,752	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR5, Class A2, 4.254% due 07/11/2042 (d)	1,004,000
1,000,000	First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class D, 6.778% due 11/18/2035	1,043,978
675,000	GS Mortgage Securities Corp II, Series 2005-GG4, Class A4A, 4.751% due 07/10/2039	711,821
1,000,000	LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5, 4.853% due 09/15/2031	1,045,784
1,500,000	Morgan Stanley Capital I, Series 2004-HQ4, Class A-6, 4.830% due 04/14/2040 (d)	1,534,084
835,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900% due 10/29/2020	811,852
2,990,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class APB1, 5.642% due 05/15/2043 (d),(e)	3,140,383

		11,012,641

Mortgage Pass-Through Securities — 29.8%
	Fannie Mae (TBA):
4,670,000	4.500% due 01/26/2041 (l),(m)	4,793,316
5,465,000	5.000% due 01/26/2041 (l)	5,745,081
7,990,000	5.500% due 01/26/2041 (l),(m)	8,548,054
930,000	6.000% due 01/26/2041 (l),(m)	1,010,794
915,000	6.500% due 01/26/2041 (l)	1,016,794

See Notes to Financial Statements.

Principal
Amount		Value(a)

Mortgage Pass-Through Securities (Continued)
	Fannie Mae Pool:
$70,854	#070225, 7.500% due 08/01/2018	$79,121
5,044	#081585, 11.500% due 07/01/2012	5,067
113,448	#100081, 11.500% due 08/20/2016	126,775
191,379	#250550, 6.500% due 05/01/2026	214,591
117,922	#251518, 6.000% due 02/01/2013	128,148
142,521	#251760, 6.000% due 06/01/2013	154,881
80,493	#254186, 5.500% due 01/01/2012	86,492
130,858	#254664, 5.500% due 02/01/2013	134,751
1,317,927	#257043, 6.000% due 01/01/2038 (d)	1,434,122
37,915	#257077, 5.500% due 02/01/2023	40,792
60,332	#303105, 11.000% due 11/01/2020	70,124
1,043,523	#735060, 6.000% due 11/01/2034 (d)	1,144,656
718,247	#745275, 5.000% due 02/01/2036 (d)	758,309
309,294	#767413, 5.500% due 01/01/2034	332,904
517,454	#776836, 6.500% due 08/01/2034 (d)	581,137
2,511,557	#780620, 5.500% due 05/01/2034 (d)	2,707,203
272,311	#788520, 5.500% due 07/01/2034	293,098
283,396	#788908, 6.000% due 08/01/2034	312,189
546,109	#888029, 6.000% due 12/01/2036	595,281
2,828,774	#899928, 6.000% due 12/01/2037 (d)	3,078,174
184,260	#906281, 5.451% due 01/01/2037 (e)	194,395
391,122	#928206, 6.000% due 04/01/2037 (d)	425,605
703,415	#938199, 6.500% due 07/01/2037 (d)	782,358
300,246	#956918, 5.500% due 11/01/2037	321,477
1,883,182	#964258, 5.000% due 07/01/2023	1,998,821
84,689	#964571, 5.500% due 07/01/2023	91,115
878,373	#965712, 5.500% due 01/01/2023	945,025
320,731	#995597, 5.500% due 03/01/2024	345,069
1,009,935	#AA4534, 4.500% due 04/01/2024	1,059,169
	Freddie Mac Gold Pool:
16,689	#A00813, 9.000% due 10/01/2020	19,003
68,238	#A01048, 8.500% due 02/01/2020	76,449
1,196,963	#A63820, 6.000% due 08/01/2037 (d)	1,297,872
416,814	#C01501, 5.500% due 03/01/2033 (d)	447,831
70,454	#C30261, 7.500% due 08/01/2029	80,769
10,139	#F70013, 7.000% due 12/01/2011	10,359
54,291	#G00479, 9.000% due 04/01/2025	64,333

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Principal
Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Mortgage Pass-Through Securities (Continued)
	Ginnie Mae I Pool:
$112,564	#627907, 5.000% due 02/15/2034	$120,033
711,772	#781008, 6.000% due 03/15/2029	787,649

		42,459,186

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $57,263,662)		58,779,381

MUNICIPAL BONDS AND NOTES — 1.8%
Municipal — 1.8%
1,000,000	City of New York NY, GO, 5.676% due 10/01/2034	909,990
1,650,000	Commonwealth of Pennsylvania, 5.350% due 05/01/2030	1,607,463

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $2,611,579)		2,517,453

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
Government Sponsored Enterprises (GSE) — 1.2%
1,500,000	Federal Home Loan Mortgage Corp, 4.875% due 06/13/2018	1,677,505
10,000	JPMorgan Chase & Co, FDIC Guaranteed, 3.125% due 12/01/2011	10,249

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,515,945)		1,687,754

U.S. TREASURY OBLIGATIONS — 9.1%
U.S. Treasury Bonds — 1.2%
360,000	4.375% due 05/15/2040	361,742
1,200,000	5.250% due 11/15/2028	1,375,313

		1,737,055

U.S. Treasury Notes — 7.9%
4,570,000	1.250% due 09/30/2015	4,433,969
3,735,000	1.875% due 04/30/2014	3,819,912
3,000,000	2.625% due 08/15/2020	2,844,141
120,000	2.750% due 05/31/2017	121,528

		11,219,550

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,145,204)		12,956,605

See Notes to Financial Statements.

Shares		Value(a)

INVESTMENT COMPANY — 17.5%
(Cost $24,910,137)
24,910,137	State Street Institutional Liquid Reserves Fund (b)	$24,910,137

TOTAL INVESTMENTS
(Cost $160,488,791)	114.0%	162,454,999
OTHER ASSETS AND LIABILITIES (Net)	(14.0)	(19,901,811)

NET ASSETS	100.0%	$142,553,188

†	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(d)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts and/or securities purchased on a when-issued or delayed delivery basis.

(e)	Variable rate security. The interest rate shown reflects the rate in effect as of December 31, 2010.

(f)	Security valued at fair value as of December 31, 2010, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At December 31, 2010, these securities represent $122,097, 0.1% of net assets.

(g)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(h)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

(i)	Security subject to restrictions on resale that has been deemed by the Advisor, Munder Capital Management, to be liquid.

(j)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At December 31, 2010, securities subject to restrictions on resale that have not been deemed to be liquid represent $100,579, 0.1% of net assets.

Security	Acquisition Date	Cost

ELM BV, 144A, YNK 16.304% due 06/20/2013	06/13/2006	$545,883

See Notes to Financial Statements.

Munder Bond Fund
 Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

(k)	Issuer in default with respect to the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:

	Principal	Acquisition	Market
Security	Amount	Cost	Value

Motors Liquidation Co, 7.200% due 01/15/2011	$1,250,000	$1,245,190	$421,875

(l)	Security purchased on a when-issued, to-be-announced or delayed delivery basis and may be settled after the customary settlement period (see Notes to Financial Statements, Note 2).

(m)	Security, or a portion thereof, subject to mortgage dollar roll transaction.

ABBREVIATIONS:
FDIC	— Federal Deposit Insurance Corporation
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation Bond
MTN	— Medium Term Note
NCUA	— National Credit Union Administration
REMIC	— Real Estate Mortgage Investment Conduit
SNAT	— Supranational
TBA	— To-Be-Announced
YNK	— Yankee Security

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES — 97.8%
Alabama — 4.1%
$2,000,000	County of Jefferson AL, Sewer Revenue, (FGIC), 5.125% due 02/01/2042 Pre-refunded 08/01/2012	$2,133,880
1,000,000	State of Alabama, Series D, GO, 5.000% due 06/01/2021	1,101,820

		3,235,700

Arizona — 6.7%
300,000	Arizona School Facilities Board, Series B, (FSA), 5.250% due 09/01/2018 Pre-refunded 09/01/2014	342,744
1,650,000	Maricopa County Unified School District No 69 Paradise Valley, (MBIA), 5.000% due 07/01/2012	1,750,072
1,800,000	Phoenix Civic Improvement Corp, Refunding, (FGIC), 5.000% due 07/01/2012	1,913,328
1,115,000	Town of Gilbert AZ, Refunding, (FGIC), 5.750% due 07/01/2012	1,197,566

		5,203,710

California — 9.3%
2,000,000	Golden State Tobacco Securitization Corp, Series B, (TCR, FGIC), 5.625% due 06/01/2038 Pre-refunded 06/01/2013	2,206,700
2,500,000	San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, ETM, 3.250% due 01/01/2014 (c)	2,395,050
2,000,000	San Jose Evergreen Community College District, Series D, GO, (MBIA), 5.000% due 09/01/2024 Pre-refunded 09/01/2013	2,214,680
475,000	State of California, GO, Refunding, 5.000% due 08/01/2022	480,201

		7,296,631

Connecticut — 2.0%
1,540,000	State of Connecticut, Series C, GO, 4.000% due 06/01/2020	1,574,311

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES (Continued)

Florida — 4.0%
$1,000,000	City of Fort Lauderdale FL, Water & Sewer Revenue, (MBIA), 4.000% due 03/01/2013	$1,055,000
1,000,000	County of Broward FL, Series B, Refunding, GO, 5.000% due 01/01/2021	1,107,730
850,000	State of Florida, Series A, GO, 5.000% due 07/01/2022	923,780

		3,086,510

Georgia — 6.2%
1,000,000	Fulton County School District, GO, Refunding, 5.250% due 01/01/2013	1,082,860
1,250,000	Gwinnett County School District, GO, Refunding, 5.000% due 02/01/2022	1,419,625
	State of Georgia:
1,090,000	Series B, 5.500% due 07/01/2012	1,169,385
1,045,000	Series C, 6.250% due 08/01/2013	1,186,827

		4,858,697

Hawaii — 2.7%
1,875,000	State of Hawaii, Series DB, GO, Refunding, (MBIA), 5.250% due 09/01/2013	2,079,638

Illinois — 4.2%
1,000,000	City of Chicago IL, Series A, GO, (FSA), 5.000% due 01/01/2024	999,050
600,000	Illinois Health Facilities Finance Authority, Revolving Fund Pooled, Series C, Revenue, (JP Morgan Chase Bank, LOC), 0.330% due 08/01/2015 (d)	600,000
500,000	Regional Transportation Authority, Refunding, (FGIC), 6.000% due 06/01/2015	569,425
1,000,000	State of Illinois, GO, (FSA), 5.500% due 05/01/2015	1,073,300

		3,241,775

Kentucky — 1.4%
1,000,000	Louisville/Jefferson County Metropolitan Government, GO, 4.000% due 11/01/2017	1,106,740

See Notes to Financial Statements.

Principal
Amount		Value(a)

Maryland — 3.3%
$1,000,000	Maryland State Department of Transportation, Revenue, 5.500% due 02/01/2017	$1,184,100
1,250,000	State of Maryland, Series C, GO, 4.000% due 11/01/2019	1,353,275

		2,537,375

Massachusetts — 1.5%
1,000,000	Massachusetts Bay Transportation Authority, Series A, 4.750% due 07/01/2034 Pre-refunded 07/01/2015	1,136,850

Michigan — 4.7%
1,350,000	Ann Arbor School District, School Building & Site, GO, (Q-SBLF), 5.250% due 05/01/2016	1,485,729
	City of Troy MI:
180,000	GO, Refunding, 4.000% due 10/01/2020	183,929
200,000	GO, Refunding, 5.000% due 10/01/2019	222,886
425,000	Jenison Public Schools, Refunding, (FGIC), 5.250% due 05/01/2015	463,654
1,250,000	Michigan Municipal Bond Authority, State Clean Water Revolving Fund, 5.000% due 10/01/2023	1,324,638

		3,680,836

Minnesota — 1.4%
955,000	State of Minnesota, Series F, GO, 5.000% due 08/01/2021	1,093,380

Nevada — 5.0%
1,500,000	County of Clark NV, Series A, GO, Refunding, (AMBAC), 5.000% due 12/01/2014	1,668,825
2,000,000	Las Vegas Valley Water District, Series A, Refunding, (FGIC), 5.000% due 06/01/2015	2,238,340

		3,907,165

New Jersey — 1.4%
1,000,000	State of New Jersey, GO, ETM 5.750% due 05/01/2012	1,067,850

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES (Continued)

New York — 2.9%
$2,000,000	City of New York NY, Series D, (TCR, FGIC), 5.000% due 08/01/2015	$2,248,780

North Carolina — 0.9%
650,000	Town of Cary NC, GO, 5.000% due 03/01/2019 Pre-refunded 03/01/2011	667,791

Ohio — 6.1%
	City of Columbus OH:
1,000,000	Series A, GO, 5.000% due 07/01/2013	1,096,790
300,000	Series B, GO, Refunding, 5.000% due 06/15/2016	338,634
1,290,000	Loveland City School District, Refunding School Improvement, (FSA), 5.000% due 12/01/2015	1,458,990
1,725,000	Ohio State Water Development Authority, Water Pollution Control, Series 2003, Refunding, 5.000% due 12/01/2012	1,862,413

		4,756,827

Pennsylvania — 1.5%
1,000,000	County of Montgomery PA, GO, Series C, 5.000% due 12/15/2018	1,158,030

Rhode Island — 1.4%
1,000,000	State of Rhode Island, Series A, (MBIA), 5.000% due 02/01/2014	1,106,920

South Carolina — 1.6%
1,250,000	Richland County School District No 1/SC, GO, Refunding, (SCSDE), 4.375% due 03/01/2023	1,275,400

Tennessee — 2.0%
475,000	City of Johnson City TN, Water & Sewer, GO, Refunding, (FGIC), 4.750% due 06/01/2013	506,792
1,000,000	City of Knoxville TN, Waste Water System Revenue, 5.000% due 04/01/2022	1,085,150

		1,591,942

See Notes to Financial Statements.

Principal
Amount		Value(a)

Texas — 12.6%
$1,325,000	Alamo Community College District, Series A, GO, (NPFGC), 5.000% due 08/15/2023	$1,410,131
5,000	City of San Antonio TX, Electric & Gas Revenue, ETM, 5.000% due 02/01/2012	5,241
2,000,000	City of Waco TX, GO, (MBIA), 5.000% due 02/01/2014	2,206,840
1,000,000	County of Williamson TX, Pass-Through Toll, GO, 5.000% due 02/15/2020	1,140,700
625,000	Keller Independent School District/TX, 4.000% due 02/15/2012	646,719
2,000,000	Lancaster Independent School District/TX, GO, (FSA), 5.750% due 02/15/2034 Pre-refunded 02/15/2014	2,274,420
1,000,000	Richardson Independent School District, GO, (PSFG), 3.800% due 02/15/2012	1,035,950
	State of Texas:
1,000,000	Transportation Common Mobility Fund, GO, 4.650% due 04/01/2025	1,025,160
95,000	Water Financial Assistance, Series C, GO, Refunding, 5.000% due 08/01/2018	95,205

		9,840,366

Utah — 1.4%
1,000,000	Box Elder County School District/UT, School Building-School Board Guaranty Program, GO, 5.000% due 07/15/2020	1,124,280

Washington — 2.7%
1,000,000	Benton County School District No 400 Richland/WA, GO, (FSA), 5.000% due 12/01/2012	1,079,860
1,000,000	State of Washington, Motor Vehicle Fuel Tax, Series B, GO, (FGIC), 5.000% due 07/01/2026	1,041,760

		2,121,620

West Virginia — 1.3%
1,000,000	State of West Virginia, GO, Refunding, 4.000% due 06/01/2021	1,040,570

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES (Continued)

Wisconsin — 5.5%
$1,400,000	Blackhawk Technical College District/WI, (AMBAC), 4.000% due 04/01/2012	$1,453,508
1,360,000	Middleton-Cross Plains Area School District/WI, (FSA), 5.000% due 04/01/2021	1,459,185
	State of Wisconsin:
1,000,000	Series 1, GO, Refunding (MBIA), 5.000% due 05/01/2018	1,101,350
250,000	Series 1, GO, Refunding (MBIA), 5.500% due 05/01/2015	288,517

		4,302,560

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $73,420,027)		76,342,254

Shares

INVESTMENT COMPANIES — 3.1%
348,956	CitiFunds Institutional Tax Free Reserves (b)	348,956
19,700	iShares S&P Short Term National AMT-Free Municipal Bond Fund (b)	2,050,770

TOTAL INVESTMENT COMPANIES

(Cost $2,431,236)		2,399,726

TOTAL INVESTMENTS
(Cost $75,851,263)	100.9%	78,741,980
OTHER ASSETS AND LIABILITIES (Net)	(0.9)	(707,838)

NET ASSETS	100.0%	$78,034,142

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Zero-coupon bond. Rate represents annualized yield at date of purchase.

(d)	Variable rate security. The interest rate shown reflects the rate in effect as of December 31, 2010.

See Notes to Financial Statements.

ABBREVIATIONS:
AMBAC	— American Municipal Bond Assurance Corporation
ETM	— Escrow to Maturity
FGIC	— Federal Guaranty Insurance Corporation
FSA	— Financial Security Assurance
GO	— General Obligation Bonds
LOC	— Instruments supported by bank letter of credit
MBIA	— Municipal Bond Investors Assurance
NPFGC	— National Public Finance Guaranty Corporation
PFSG	— Permanent School Fund Guaranteed
Q-SBLF	— Qualified School Bond Loan Fund Credit Enhancement
SCSDE	— Subject to South Carolina State Department of Education Credit Enhancement
TCR	— Transferable Custodial Receipt

At December 31, 2010, the sector diversification of the Fund was as follows:

	% of
	Net Assets	Value

MUNICIPAL BONDS AND NOTES:
General Obligation	59.2%	$46,232,609
Pre-Refunded/ETM	18.5	14,445,206
Revenue	12.3	9,594,054
Insured	7.8	6,070,385

TOTAL MUNICIPAL BONDS AND NOTES	97.8	76,342,254
INVESTMENT COMPANIES	3.1	2,399,726

TOTAL INVESTMENTS	100.9	78,741,980
OTHER ASSETS AND LIABILITIES (Net)	(0.9)	(707,838)

NET ASSETS	100.0%	$78,034,142

See Notes to Financial Statements.

Munder Fixed Income Funds

Statements of Assets and Liabilities, December 31, 2010 (Unaudited)

		Munder Tax-Free
	Munder	Short & Intermediate
	Bond Fund	Bond Fund
ASSETS:
Investments, at value (see accompanying schedule)	$162,454,999	$78,741,980
Cash	31,497	—
Interest receivable	1,027,938	1,018,147
Dividends receivable	2,786	2,560
Receivable from Advisor	91,455	63,612
Receivable for investment securities sold	2,127,123	—
Receivable for Fund shares sold	94,543	12,176
Deposits with brokers for futures contracts	352,000	—
Variation margin receivable on open futures contracts	70,855	—
Prepaid expenses and other assets	41,924	45,517

Total Assets	166,295,120	79,883,992

LIABILITIES:
Payable for Fund shares redeemed	104,207	1,588,157
Payable for when-issued and forward delivery securities	23,216,371	—
Trustees’ fees and expenses payable	258,795	165,145
Investment advisory fees payable	48,956	27,773
Transfer agency/record keeping fees payable	33,684	11,632
Administration fees payable	18,470	11,304
Distribution and shareholder servicing fees payable — Class A, B and C Shares	10,209	14,814
Shareholder servicing fees payable — Class K Shares	9,626	4,919
Payable for deferred mortgage dollar rolls	5,509	—
Custody fees payable	2,087	2,584
Accrued expenses and other payables	34,018	23,522

Total Liabilities	23,741,932	1,849,850

NET ASSETS	$142,553,188	$78,034,142

Investments, at cost	$160,488,791	$75,851,263

See Notes to Financial Statements.

		Munder Tax-Free
	Munder	Short & Intermediate
	Bond Fund	Bond Fund
NET ASSETS consist of:
Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(312,314)	$11,071
Accumulated net realized gain/(loss) on investments sold	(18,784,018)	21,756
Net unrealized appreciation of investments and futures contracts	1,600,776	2,890,717
Paid-in capital	160,048,744	75,110,598

	$142,553,188	$78,034,142

NET ASSETS:
Class Y Shares	$82,158,589	$17,662,460

Class A Shares	$17,961,451	$28,522,038

Class B Shares	$2,305,970	$615,147

Class C Shares	$5,081,797	$9,152,906

Class K Shares	$35,045,381	$22,081,591

SHARES OUTSTANDING:
Class Y Shares	8,631,719	1,700,038

Class A Shares	1,890,343	2,747,366

Class B Shares	242,673	59,363

Class C Shares	531,469	875,540

Class K Shares	3,683,205	2,127,143

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.52	$10.39

CLASS A SHARES:
Net asset value and redemption price per share	$9.50	$10.38

Maximum sales charge	4.00%	2.00%
Maximum offering price per share	$9.90	$10.59

CLASS B SHARES:
Net asset value and offering price per share*	$9.50	$10.36

CLASS C SHARES:
Net asset value and offering price per share*	$9.56	$10.45

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.51	$10.38

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Fixed Income Funds

Statements of Operations, For the Period Ended December 31, 2010 (Unaudited)

		Munder Tax-Free
	Munder	Short & Intermediate
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest	$3,493,673	$1,453,246
Dividends	17,083	8,958
Mortgage dollar roll income	143,935	—

Total Investment Income	3,654,691	1,462,204

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	25,008	39,386
Class B Shares	12,282	3,478
Class C Shares	27,177	46,670
Shareholder servicing fees:
Class K Shares	56,170	35,996
Investment advisory fees	316,174	173,836
Administration fees	117,812	70,526
Transfer agency/record keeping fees	68,957	35,657
Trustees’ fees and expenses	65,584	50,202
Custody fees	36,311	23,221
Registration and filing fees	30,040	29,465
Legal and audit fees	21,232	20,797
Other	29,671	25,122

Total Expenses	806,418	554,356
Expenses reimbursed by Advisor	(369,605)	(254,990)

Net Expenses	436,813	299,366

NET INVESTMENT INCOME	3,217,878	1,162,838

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions	2,426,916	38,909
Futures contracts	327,694	—
Net change in unrealized appreciation/(depreciation) of:
Securities	(1,905,959)	(1,273,041)
Futures contracts	(536,189)	—

Net realized and unrealized gain/(loss) on investments	312,462	(1,234,132)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,530,340	$(71,294)

See Notes to Financial Statements.

Munder Bond Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income	$3,217,878	$7,427,086
Net realized gain from security transactions and futures contracts	2,754,610	1,400,380
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	(2,442,148)	13,227,570

Net increase in net assets resulting from operations	3,530,340	22,055,036
Dividends to shareholders from net investment income:
Class Y Shares	(2,112,677)	(3,753,056)
Class A Shares	(469,436)	(762,624)
Class B Shares	(49,003)	(95,614)
Class C Shares	(107,010)	(188,144)
Class K Shares	(1,039,644)	(2,277,701)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(2,316,120)	(17,301,696)
Class A Shares	(1,543,351)	(403,658)
Class B Shares	(241,808)	(973,169)
Class C Shares	(260,457)	(1,177,200)
Class K Shares	(11,921,771)	(51,144,236)

Net decrease in net assets	(16,530,937)	(56,022,062)
NET ASSETS:
Beginning of period	159,084,125	215,106,187

End of period	$142,553,188	$159,084,125

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(312,314)	$247,578

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income	$1,162,838	$2,203,637
Net realized gain from security transactions	38,909	177,940
Net change in net unrealized appreciation/(depreciation) of securities	(1,273,041)	878,472

Net increase/(decrease) in net assets resulting from operations	(71,294)	3,260,049
Dividends to shareholders from net investment income:
Class Y Shares	(252,741)	(288,735)
Class A Shares	(431,115)	(734,446)
Class B Shares	(6,943)	(15,921)
Class C Shares	(92,865)	(155,094)
Class K Shares	(387,912)	(1,010,254)
Distributions to shareholders from net realized gains:
Class Y Shares	(5,096)	(17,070)
Class A Shares	(8,659)	(64,001)
Class B Shares	(179)	(1,870)
Class C Shares	(2,637)	(17,586)
Class K Shares	(6,453)	(80,433)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	3,566,860	9,922,705
Class A Shares	(3,030,685)	17,824,231
Class B Shares	(72,833)	22,406
Class C Shares	359,113	3,016,323
Class K Shares	(8,963,256)	(15,571,310)

Net increase/(decrease) in net assets	(9,406,695)	16,088,994
NET ASSETS:
Beginning of period	87,440,837	71,351,843

End of period	$78,034,142	$87,440,837

Undistributed net investment income	$11,071	$19,809

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$1,661,233	$4,871,951
Issued as reinvestment of dividends	1,205,147	2,214,300
Redeemed	(5,182,500)	(24,387,947)

Net decrease	$(2,316,120)	$(17,301,696)

Class A Shares:
Sold*	$2,605,354	$4,939,612
Issued as reinvestment of dividends	320,899	522,036
Redeemed	(4,469,604)	(5,865,306)

Net decrease	$(1,543,351)	$(403,658)

Class B Shares:
Sold	$343,850	$465,153
Issued as reinvestment of dividends	37,734	65,720
Redeemed*	(623,392)	(1,504,042)

Net decrease	$(241,808)	$(973,169)

Class C Shares:
Sold	$434,953	$1,378,082
Issued as reinvestment of dividends	74,164	127,314
Redeemed	(769,574)	(2,682,596)

Net decrease	$(260,457)	$(1,177,200)

Class K Shares:
Sold	$1,005,778	$2,571,191
Issued as reinvestment of dividends	216,952	347,507
Redeemed	(13,144,501)	(54,062,934)

Net decrease	$(11,921,771)	$(51,144,236)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	168,666	522,472
Issued as reinvestment of dividends	125,184	237,659
Redeemed	(536,052)	(2,633,042)

Net decrease	(242,202)	(1,872,911)

Class A Shares:
Sold*	270,519	529,618
Issued as reinvestment of dividends	33,376	56,071
Redeemed	(463,706)	(630,044)

Net decrease	(159,811)	(44,355)

Class B Shares:
Sold	35,427	50,015
Issued as reinvestment of dividends	3,925	7,058
Redeemed*	(64,900)	(162,121)

Net decrease	(25,548)	(105,048)

Class C Shares:
Sold	44,880	147,349
Issued as reinvestment of dividends	7,668	13,588
Redeemed	(79,309)	(286,993)

Net decrease	(26,761)	(126,056)

Class K Shares:
Sold	101,941	275,306
Issued as reinvestment of dividends	22,539	37,265
Redeemed	(1,362,310)	(5,865,444)

Net decrease	(1,237,830)	(5,552,873)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$4,961,333	$13,477,232
Issued as reinvestment of dividends and distributions	157,463	185,098
Redeemed	(1,551,936)	(3,739,625)

Net increase	$3,566,860	$9,922,705

Class A Shares:
Sold*	$8,446,136	$25,581,285
Issued as reinvestment of dividends and distributions	258,832	354,793
Redeemed	(11,735,653)	(8,111,847)

Net increase/(decrease)	$(3,030,685)	$17,824,231

Class B Shares:
Sold	$58,957	$274,570
Issued as reinvestment of dividends and distributions	5,293	13,884
Redeemed*	(137,083)	(266,048)

Net increase/(decrease)	$(72,833)	$22,406

Class C Shares:
Sold	$1,461,563	$4,460,580
Issued as reinvestment of dividends and distributions	51,025	81,834
Redeemed	(1,153,475)	(1,526,091)

Net increase	$359,113	$3,016,323

Class K Shares:
Sold	$401,036	$2,542,245
Issued as reinvestment of dividends and distributions	986	4,762
Redeemed	(9,365,278)	(18,118,317)

Net decrease	$(8,963,256)	$(15,571,310)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	465,623	1,276,769
Issued as reinvestment of dividends and distributions	14,883	17,588
Redeemed	(147,087)	(355,347)

Net increase	333,419	939,010

Class A Shares:
Sold*	793,318	2,430,941
Issued as reinvestment of dividends and distributions	24,499	33,713
Redeemed	(1,108,143)	(770,884)

Net increase/(decrease)	(290,326)	1,693,770

Class B Shares:
Sold	5,548	26,063
Issued as reinvestment of dividends and distributions	501	1,321
Redeemed*	(12,961)	(25,358)

Net increase/(decrease)	(6,912)	2,026

Class C Shares:
Sold	136,252	421,002
Issued as reinvestment of dividends and distributions	4,797	7,725
Redeemed	(108,373)	(143,928)

Net increase	32,676	284,799

Class K Shares:
Sold	37,251	240,649
Issued as reinvestment of dividends and distributions	93	453
Redeemed	(889,605)	(1,719,889)

Net decrease	(852,261)	(1,478,787)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year		Year		Year		Year	Year
	12/31/10(b)		Ended		Ended		Ended		Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$9.54		$8.83		$9.24		$9.25		$9.13	$9.66

Income/(loss) from investment operations:
Net investment income	0.21		0.41		0.46		0.35		0.45	0.37
Net realized and unrealized gain/(loss) on investments	0.01		0.70		(0.38)		0.11		0.14	(0.48)

Total from investment operations	0.22		1.11		0.08		0.46		0.59	(0.11)

Less distributions:
Dividends from net investment income	(0.24)		(0.40)		(0.49)		(0.47)		(0.47)	(0.42)

Total distributions	(0.24)		(0.40)		(0.49)		(0.47)		(0.47)	(0.42)

Net asset value, end of period	$9.52		$9.54		$8.83		$9.24		$9.25	$9.13

Total return(c)	2.33%		12.73%		0.97%		5.06%		6.49%	(1.16)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$82,159		$84,690		$94,872		$127,638		$47,681	$23,006
Ratio of operating expenses to average net assets	0.40	%(e)	0.40%		0.40%		0.92%		1.02%	1.11%
Ratio of net investment income to average net assets	4.22	%(e)	4.39%		5.24%		3.70%		4.81%	3.99%
Portfolio turnover rate	73	%(d)	206	%(d)	292	%(d)	272	%(d)	55%	68%
Ratio of operating expenses to average net assets without expense reimbursements	0.87	%(e)	0.79%		0.75%		1.01%		1.02%	1.11%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 56%, 79%, 154% and 226% for the period ended December 31, 2010 and for the years ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

(e)	Annualized.

See Notes to Financial Statements.

A Shares
Period Ended		Year		Year		Year		Year	Year
12/31/10(b)		Ended		Ended		Ended		Ended	Ended
(Unaudited)		6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)

$9.53		$8.81		$9.22		$9.24		$9.12	$9.65

0.19		0.38		0.44		0.32		0.42	0.35

0.01		0.71		(0.39)		0.11		0.14	(0.48)

0.20		1.09		0.05		0.43		0.56	(0.13)

(0.23)		(0.37)		(0.46)		(0.45)		(0.44)	(0.40)

(0.23)		(0.37)		(0.46)		(0.45)		(0.44)	(0.40)

$9.50		$9.53		$8.81		$9.22		$9.24	$9.12

2.10%		12.60%		0.72%		4.70%		6.24%	(1.41)%

$17,961		$19,533		$18,460		$18,126		$10,468	$14,038

0.65	%(e)	0.65%		0.65%		1.20%		1.28%	1.33%

3.97	%(e)	4.14%		4.95%		3.46%		4.55%	3.77%
73	%(d)	206	%(d)	292	%(d)	272	%(d)	55%	68%

1.12	%(e)	1.04%		1.00%		1.28%		1.28%	1.33%

See Notes to Financial Statements.

Munder Bond Fund(a)
 Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year		Year		Year		Year	Year
	12/31/10(b)		Ended		Ended		Ended		Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$9.53		$8.81		$9.22		$9.24		$9.12	$9.65

Income/(loss) from investment operations:
Net investment income	0.16		0.31		0.37		0.25		0.35	0.28
Net realized and unrealized gain/(loss) on investments	0.00	(e)	0.71		(0.38)		0.11		0.14	(0.48)

Total from investment operations	0.16		1.02		(0.01)		0.36		0.49	(0.20)

Less distributions:
Dividends from net investment income	(0.19)		(0.30)		(0.40)		(0.38)		(0.37)	(0.33)

Total distributions	(0.19)		(0.30)		(0.40)		(0.38)		(0.37)	(0.33)

Net asset value, end of period	$9.50		$9.53		$8.81		$9.22		$9.24	$9.12

Total return(c)	1.72%		11.75%		(0.03)%		3.92%		5.44%	(2.15)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,306		$2,556		$3,289		$3,662		$3,367	$3,803
Ratio of operating expenses to average net assets	1.40	%(f)	1.40%		1.40%		1.97%		2.03%	2.09%
Ratio of net investment income to average net assets	3.22	%(f)	3.39%		4.22%		2.71%		3.80%	2.97%
Portfolio turnover rate	73	%(d)	206	%(d)	292	%(d)	272	%(d)	55%	68%
Ratio of operating expenses to average net assets without expense reimbursements	1.87	%(f)	1.79%		1.76%		2.04%		2.03%	2.09%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 13, 1996 and March 25, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 56%, 79%, 154% and 226% for the period ended December 31, 2010 and for the years ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

(e)	Amount is less than $0.005 per share.

(f)	Annualized.

See Notes to Financial Statements.

C Shares
Period Ended		Year		Year		Year		Year	Year
12/31/10(b)		Ended		Ended		Ended		Ended	Ended
(Unaudited)		6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)

$9.59		$8.87		$9.28		$9.29		$9.17	$9.70

0.16		0.32		0.37		0.25		0.36	0.29

0.00	(e)	0.70		(0.38)		0.12		0.13	(0.49)

0.16		1.02		(0.01)		0.37		0.49	(0.20)

(0.19)		(0.30)		(0.40)		(0.38)		(0.37)	(0.33)

(0.19)		(0.30)		(0.40)		(0.38)		(0.37)	(0.33)

$9.56		$9.59		$8.87		$9.28		$9.29	$9.17

1.70%		11.67%		(0.02)%		4.01%		5.41%	(2.13)%

$5,082		$5,352		$6,067		$4,068		$1,682	$1,620

1.40	%(f)	1.40%		1.40%		1.94%		2.03%	2.09%

3.22	%(f)	3.39%		4.17%		2.70%		3.80%	3.02%
73	%(d)	206	%(d)	292	%(d)	272	%(d)	55%	68%

1.87	%(f)	1.79%		1.76%		2.03%		2.03%	2.09%

See Notes to Financial Statements.

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Period Ended		Year		Year		Year		Year	Year
	12/31/10(b)		Ended		Ended		Ended		Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$9.54		$8.82		$9.23		$9.25		$9.13	$9.66

Income/(loss) from investment operations:
Net investment income	0.19		0.38		0.44		0.33		0.42	0.35
Net realized and unrealized gain/(loss) on investments	0.01		0.71		(0.39)		0.10		0.14	(0.48)

Total from investment operations	0.20		1.09		0.05		0.43		0.56	(0.13)

Less distributions:
Dividends from net investment income	(0.23)		(0.37)		(0.46)		(0.45)		(0.44)	(0.40)

Total distributions	(0.23)		(0.37)		(0.46)		(0.45)		(0.44)	(0.40)

Net asset value, end of period	$9.51		$9.54		$8.82		$9.23		$9.25	$9.13

Total return(c)	2.10%		12.58%		0.61%		4.80%		6.23%	(1.41)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$35,045		$46,954		$92,418		$153,352		$26,987	$32,965
Ratio of operating expenses to average net assets	0.65	%(e)	0.65%		0.65%		1.11%		1.28%	1.34%
Ratio of net investment income to average net assets	3.98	%(e)	4.15%		5.00%		3.42%		4.55%	3.77%
Portfolio turnover rate	73	%(d)	206	%(d)	292	%(d)	272	%(d)	55%	68%
Ratio of operating expenses to average net assets without expense reimbursements	1.11	%(e)	1.04%		1.00%		1.21%		1.28%	1.34%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 56%, 79%, 154% and 226% for the period ended December 31, 2010 and for the years ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

(e)	Annualized.

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year	Year	Year		Year	Year
	12/31/10(b)		Ended	Ended	Ended		Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.54		$10.41	$10.10	$9.95		$9.97	$10.33

Income/(loss) from investment operations:
Net investment income	0.16		0.33	0.30	0.30		0.32	0.31
Net realized and unrealized gain/(loss) on investments	(0.15)		0.16	0.38	0.15		(0.02)	(0.34)

Total from investment operations	0.01		0.49	0.68	0.45		0.30	(0.03)

Less distributions:
Dividends from net investment income	(0.16)		(0.33)	(0.30)	(0.30)		(0.32)	(0.33)
Distributions from net realized gains	(0.00	)(c)	(0.03)	(0.07)	(0.00	)(c)	—	—

Total distributions	(0.16)		(0.36)	(0.37)	(0.30)		(0.32)	(0.33)

Net asset value, end of period	$10.39		$10.54	$10.41	$10.10		$9.95	$9.97

Total return(d)	0.11%		4.70%	6.79%	4.60%		3.05%	(0.28)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$17,662		$14,409	$4,453	$2,779		$3,196	$2,930
Ratio of operating expenses to average net assets	0.40	%(e)	0.40%	0.81%	0.99%		0.89%	0.86%
Ratio of net investment income to average net assets	2.96	%(e)	3.12%	2.89%	2.95%		3.18%	3.06%
Portfolio turnover rate	9%		17%	22%	0%		2%	9%
Ratio of operating expenses to average net assets without expense reimbursements	1.00	%(e)	0.94%	1.04%	0.99%		0.89%	0.86%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 17, 1992 and November 30, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

A Shares
Period Ended		Year	Year	Year		Year	Year
12/31/10(b)		Ended	Ended	Ended		Ended	Ended
(Unaudited)		06/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

$10.54		$10.41	$10.09	$9.94		$9.96	$10.32

0.15		0.30	0.28	0.27		0.29	0.29

(0.16)		0.16	0.38	0.16		(0.01)	(0.34)

(0.01)		0.46	0.66	0.43		0.28	(0.05)

(0.15)		(0.30)	(0.27)	(0.28)		(0.30)	(0.31)

(0.00	)(c)	(0.03)	(0.07)	(0.00	)(c)	—	—

(0.15)		(0.33)	(0.34)	(0.28)		(0.30)	(0.31)

$10.38		$10.54	$10.41	$10.09		$9.94	$9.96

(0.11)%		4.44%	6.64%	4.35%		2.80%	(0.53)%

$28,522		$32,006	$13,987	$9,119		$7,769	$12,865

0.65	%(e)	0.65%	1.04%	1.24%		1.14%	1.11%

2.71	%(e)	2.87%	2.66%	2.69%		2.93%	2.82%
9%		17%	22%	0%		2%	9%

1.24	%(e)	1.20%	1.29%	1.24%		1.14%	1.11%

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year	Year	Year		Year	Year
	12/31/10(b)		Ended	Ended	Ended		Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.52		$10.39	$10.07	$9.93		$9.95	$10.30

Income/(loss) from investment operations:
Net investment income	0.10		0.22	0.19	0.20		0.22	0.21
Net realized and unrealized gain/(loss) on investments	(0.15)		0.16	0.40	0.14		(0.02)	(0.33)

Total from investment operations	(0.05)		0.38	0.59	0.34		0.20	(0.12)

Less distributions:
Dividends from net investment income	(0.11)		(0.22)	(0.20)	(0.20)		(0.22)	(0.23)
Distributions from net realized gains	(0.00	)(c)	(0.03)	(0.07)	(0.00	)(c)	—	—

Total distributions	(0.11)		(0.25)	(0.27)	(0.20)		(0.22)	(0.23)

Net asset value, end of period	$10.36		$10.52	$10.39	$10.07		$9.93	$9.95

Total return(d)	(0.49)%		3.66%	5.86%	3.48%		2.04%	(1.18)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$615		$697	$667	$544		$638	$1,317
Ratio of operating expenses to average net assets	1.40	%(e)	1.40%	1.83%	1.99%		1.89%	1.85%
Ratio of net investment income to average net assets	1.96	%(e)	2.12%	1.88%	1.95%		2.17%	2.04%
Portfolio turnover rate	9%		17%	22%	0%		2%	9%
Ratio of operating expenses to average net assets without expense reimbursements	1.98	%(e)	1.96%	2.04%	1.99%		1.89%	1.85%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on May 16, 1996 and July 8, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

C Shares
Period Ended		Year	Year	Year		Year	Year
12/31/10(b)		Ended	Ended	Ended		Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

$10.61		$10.48	$10.16	$10.01		$10.03	$10.39

0.11		0.23	0.20	0.20		0.22	0.21

(0.16)		0.15	0.39	0.15		(0.02)	(0.34)

(0.05)		0.38	0.59	0.35		0.20	(0.13)

(0.11)		(0.22)	(0.20)	(0.20)		(0.22)	(0.23)

(0.00	)(c)	(0.03)	(0.07)	(0.00	)(c)	—	—

(0.11)		(0.25)	(0.27)	(0.20)		(0.22)	(0.23)

$10.45		$10.61	$10.48	$10.16		$10.01	$10.03

(0.49)%		3.63%	5.81%	3.55%		2.02%	(1.27)%

$9,153		$8,942	$5,847	$2,473		$2,494	$3,707

1.40	%(e)	1.40%	1.77%	1.99%		1.89%	1.86%

1.96	%(e)	2.12%	1.93%	1.95%		2.18%	2.06%
9%		17%	22%	0%		2%	9%

1.99	%(c)	1.95%	2.04%	1.99%		1.89%	1.86%

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Period Ended		Year	Year	Year		Year	Year
	12/31/10(b)		Ended	Ended	Ended		Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.53		$10.41	$10.09	$9.94		$9.96	$10.32

Income/(loss) from investment operations:
Net investment income	0.15		0.30	0.27	0.27		0.29	0.28
Net realized and unrealized gain/(loss) on investments	(0.15)		0.15	0.39	0.16		(0.01)	(0.33)

Total from investment operations	—		0.45	0.66	0.43		0.28	(0.05)

Less distributions:
Dividends from net investment income	(0.15)		(0.30)	(0.27)	(0.28)		(0.30)	(0.31)
Distributions from net realized gains	(0.00	)(c)	(0.03)	(0.07)	(0.00	)(c)	—	—

Total distributions	(0.15)		(0.33)	(0.34)	(0.28)		(0.30)	(0.31)

Net asset value, end of period	$10.38		$10.53	$10.41	$10.09		$9.94	$9.96

Total return(d)	(0.02)%		4.34%	6.64%	4.35%		2.80%	(0.53)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,082		$31,387	$46,397	$52,408		$86,404	$117,980
Ratio of operating expenses to average net assets	0.65	%(e)	0.65%	1.11%	1.24%		1.14%	1.10%
Ratio of net investment income to average net assets	2.72	%(e)	2.88%	2.61%	2.71%		2.93%	2.81%
Portfolio turnover rate	9%		17%	22%	0%		2%	9%
Ratio of operating expenses to average net assets without expense reimbursements	1.23	%(e)	1.21%	1.30%	1.24%		1.14%	1.10%

(a)	Class K Shares of the Fund commenced operations on February 9, 1987.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

Munder Fixed Income Funds

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the following series of MST: Munder Bond Fund (the “Bond Fund”) and Munder Tax-Free Short & Intermediate Bond Fund (the “Tax-Free Fund”) (each, a “Fund” and collectively, the “Fixed Income Funds”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is classified as a diversified management investment company under the 1940 Act. The Bond Fund’s primary investment objective is to provide a high level of current income. Its secondary objective is capital appreciation. The Tax-Free Fund’s investment objective is to protect capital while providing a competitive level of tax-exempt income. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

Each of the Fixed Income Funds has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in each Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

Munder Fixed Income Funds

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

significant accounting policies followed by each Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Fixed income securities, including derivative securities such as interest rate and credit default swap contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current fair market value. Futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange, but may be valued at the mean of the bid and asked price where there are no sales. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last available price, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by a Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of each Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Munder Fixed Income Funds
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The following is a summary of the inputs used to value the Bond Fund’s investments as of December 31, 2010:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$24,910,137	$(365,432)
Level 2 — Other Significant Observable Inputs	137,422,765	—
Level 3 — Significant Unobservable Inputs	122,097	—

Total	$162,454,999	$(365,432)

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector.

The following is a reconciliation of the Bond Fund’s assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

	Asset Backed
	Securities —	Asset Backed
	Home Equity	Securities —
	Loans	Other	Total

Balance as of 6/30/2010	$31,131	$288,757	$319,888
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—
Net purchases	—	—	—
Paydowns	(9,613)	—	(9,613)
Accrued discounts	—	—	—
Accrued premiums	—	—	—
Realized gains	—	—	—
Realized losses	(5,122)	(545,000)	(550,122)
Change in unrealized appreciation/(depreciation)	5,122	356,822	361,944

Balance as of 12/31/2010	$21,518	$100,579	$122,097

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—	$(94,438)	$(94,438)

Munder Fixed Income Funds

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The following is a summary of the inputs used to value the Tax-Free Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$2,399,726
Level 2 — Other Significant Observable Inputs	76,342,254
Level 3 — Significant Unobservable Inputs	—

Total	$78,741,980

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by state.

Futures Contracts: The Fixed Income Funds are subject to interest rate risk and credit risk in the normal course of pursuing their investment objectives. The Bond Fund may enter into futures contracts for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), to gain exposure to an investment in a manner other than investing in the asset directly, or for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another). A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on fluctuations of the value of the contract. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Munder Fixed Income Funds
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Mortgage Dollar Rolls: The Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in income in the Fund’s Statement of Operations.

Delayed Delivery Commitments: The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The actual security that will be delivered to fulfil a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. When a Fund enters into such a transaction, the Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its purchase commitment. Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax

Munder Fixed Income Funds

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by each Fund. Each Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. Neither Fund incurred any such interest or penalties during the period ended December 31, 2010.

The Fixed Income Funds are not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Bond Fund a fee, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets. The Advisor is also entitled to receive a fee from the Tax-Free Fund, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Bond Fund and the Tax-Free Fund, the Advisor agreed to waive fees or reimburse certain

Munder Fixed Income Funds

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

expenses of each of the Bond Fund and the Tax-Free Fund to the extent necessary to maintain each Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 0.65% for Class A and Class K Shares, 1.40% for Class B and Class C Shares, and 0.40% for Class Y Shares (collectively, “Target Operating Expenses”). For the period ended December 31, 2010, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement totaling $369,605 and $254,990 on behalf of the Bond Fund and Tax-Free Fund, respectively, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from each Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of each Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $117,812 and $70,526 before payment of sub-administration fees and $79,355 and $47,214 after payment of sub-administration fees for its administrative services to the Bond Fund and Tax-Free Fund, respectively. During the period ended December 31, 2010, the Bond Fund and Tax-Free Fund paid an annual effective rate of 0.1490% and 0.1623%, respectively, for administrative services.

As of December 31, 2010, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of each Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of each Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $5,196 and $1,280 for its administrative, record keeping and

Munder Fixed Income Funds

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

other related services provided to the Bond Fund and Tax-Free Fund, respectively, for the period ended December 31, 2010.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fixed Income Funds under the

Munder Fixed Income Funds
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Plan. For the period ended December 31, 2010, the Bond Fund and Tax-Free Fund paid $53,043 and $35,724, respectively, to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders. In addition, the Bond Fund paid $301 to Comerica Securities for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls for the Bond Fund were $19,790,681 and $31,040,784, respectively, for the period ended December 31, 2010. Cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments for the Bond Fund were $62,727,138 and $52,571,188, respectively, for the period ended December 31, 2010. Cost of purchases and proceeds from sales of mortgage dollar rolls for the Bond Fund were $26,090,229 and $26,207,197, respectively.

At December 31, 2010, for the Bond Fund, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $4,071,044, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $2,104,836 and net appreciation for financial reporting purposes was $1,966,208. At December 31, 2010, aggregate cost for financial reporting purposes for the Bond Fund was $160,488,791.

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities for the Tax-Free Fund were $7,167,283 and $12,732,888, respectively, for the period ended December 31, 2010.

At December 31, 2010, for the Tax-Free Fund, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $3,246,234, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $355,517 and net appreciation for financial reporting was $2,890,717. At December 31, 2010, aggregate cost financial reporting purposes for the Tax-Free Fund was $75,851,263.

6.	Derivative Financial Instruments

The Fixed Income Funds are required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fixed Income Funds’ derivative transactions qualify for hedge accounting. During the period ended December 31, 2010, the Tax-Free Fund

Munder Fixed Income Funds
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

did not engage in derivative transactions. The fair value of derivative instruments held by the Bond Fund as of December 31, 2010 was as follows:

	Liability Derivatives
	Balance Sheet	Fair
Derivatives	Location	Value

Interest Rate Contracts (Futures)	Net Assets — Unrealized Depreciation	$(365,432)*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately states the current day’s variation margin and/or deposits with brokers.

For the period ended December 31, 2010, the Bond Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Gain	Appreciation/(Depreciation)
Derivatives	Recognized in Income	Recognized in Income

Interest Rate Contracts (Futures)	$327,694	$(536,189)

At December 31, 2010, the Bond Fund had the following open financial futures contracts*:

		Notional	Market	Gross
		Value	Value	Unrealized
	Contracts	of Contracts	of Contracts	Depreciation

U.S. Treasury 30 Year Bonds, March 2011 (long position)	40	$5,095,403	$4,885,000	$(210,403)
U.S. Treasury 5 Year Notes, March 2011 (long position)	65	7,806,748	7,651,719	(155,029)

*	Volume of derivatives held at year end is indicative of the approximate value held during the year.

7.	Investment Concentration

As of December 31, 2010, more than 40% of the Bond Fund’s net assets were invested in mortgage-backed securities. As a result, adverse market conditions affecting mortgage-backed securities may have a more significant impact on the Fund than they would on a fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

8.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fixed Income Funds, and other Munder Funds, participate. Borrowings under the line

Munder Fixed Income Funds
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

may not exceed the lesser of $50,000,000 or 25% of the adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties, of each Fixed Income Fund for which a loan is extended. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, neither Fixed Income Fund utilized the revolving line of credit. For the period ended December 31, 2010, total commitment fees incurred by the Bond Fund and Tax-Free Fund were $1,068 and $572, respectively.

9.	Indemnification Obligations

Each Fund has a variety of indemnification obligations under contracts with its service providers. Each Fund’s maximum exposure under these arrangements is unknown. However, neither Fixed Income Fund has had prior claims or losses pursuant to these contracts and each expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. A Fund also may utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences for the Bond Fund resulting primarily from paydown gains and losses, premium amortization, defaulted bonds, mortgage dollar roll adjustments, Fair fund distribution payments and expired capital loss carryovers, and permanent differences for the Tax-Free Fund resulting primarily from differing book and tax treatments for amortization, Fair fund distribution payments and distribution redesignations, were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)	Paid-in Capital

Bond Fund	$(66,738)	$604,315	$(537,577)
Tax-Free Fund	$(8,372)	$14,182	$(5,810)

Munder Fixed Income Funds
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

During the years ended June 30, 2010 and June 30, 2009, dividends of $7,077,139 and $13,216,365 were paid to shareholders of the Bond Fund from ordinary income on a tax basis.

The tax character of dividends and distributions paid to shareholders of the Tax-Free Fund during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Tax-Exempt	Ordinary	Long-Term
	Income	Income	Capital Gains	Total

June 30, 2010	$2,199,955	$31,959	$153,496	$2,385,410
June 30, 2009	1,710,214	12,046	418,661	2,140,921

At June 30, 2010, the components of distributable earnings on a tax basis for the Bond Fund were as follows:

Undistributed	Post October	Capital Loss	Unrealized
Ordinary Income	Loss	Carryover	Appreciation	Total

$328,016	$(4,815,396)	$(14,103,488)	$1,555,929	$(17,034,939)

The differences between book and tax distributable earnings for the Bond Fund were primarily due to premium amortization adjustments, wash sales, mark-to-market adjustments on futures contracts, reversal of mortgage dollar roll adjustments, defaulted bond income accruals and deferred trustees’ fees.

At June 30, 2010, the components of distributable earnings on a tax basis for the Tax-Free Fund were as follows:

Undistributed	Undistributed
Ordinary	Tax-Exempt	Unrealized
Income	Income	Appreciation	Total

$5,810	$88,495	$4,163,819	$4,258,124

The differences between book and tax distributable earnings for the Tax-Free Fund were primarily due to premium amortization and deferred trustees’ fees.

As determined at June 30, 2010, the Bond Fund had available for Federal income tax purposes $14,103,488 of unused capital losses of which $738,710, $1,165,532, $3,287,615, $4,896,553 and $4,015,078 expire in 2011, 2012, 2013, 2014 and 2018, respectively.

In addition, $8,643,356 of the Bond Fund’s losses expiring in 2012, 2013 and 2014 may be further limited as these amounts were acquired in the reorganization of the Intermediate Bond Fund that occurred on June 13, 2008.

During the current year, $527,926 of capital loss carryovers expired unused.

Munder Fixed Income Funds

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Bond Fund has elected to defer capital losses arising between November 1, 2009 and June 30, 2010 of $4,815,396.

11.	Subsequent Events

Effective April 18, 2011, the Bond Fund will be permitted to invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

12.	Quarterly Portfolio Schedule

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. Each Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of each Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by each Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record

Each Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by each Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNBOND&TFSIBD1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder Energy Fund
Class Y, A, B & C Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

As you know, the Board of Trustees has approved the merger of the Munder Energy Fund with and into the Munder Growth Opportunities Fund, subject to shareholder approval. By now, you should have received a Proxy Statement/Prospectus describing in detail the terms of the proposed merger and seeking your vote. If you have voted, we thank you. If you have not voted, you will likely be contacted by telephone by a professional proxy solicitor. While we recognize that most people would rather not be contacted by telephone, we also know that without the use of a telephone solicitation we would likely not be able to hold a legally valid meeting; that is, not enough shareholders would bother to vote at all. We therefore appreciate your understanding in this matter.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,
James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund concentrates its investments in energy-related securities, particularly within the oil, gas and consumable fuels industry, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the Funds’ investment allocation. A complete list of holdings as of December 31, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Peter Collins and Brian Kozeliski

Given the strength of the stock market during the six months ended December 31, 2010, most stock market indices posted a double-digit return. The S&P Composite 1500® Index, made up of the larger-cap S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index and covering approximately 90% of the U.S. market capitalization, had a return of 23.85% for the six-month time period. Reflecting the strength of the energy segment of the market, the S&P® Composite 1500 Energy Sector Index, the Fund’s benchmark, had a significantly higher return of 37.67%. With a return of 40.04%, the Munder Energy Fund outperformed its S&P® Composite 1500 Energy Sector benchmark, as well as the 39.25% median return for the Lipper natural resources universe. The relative strength of the Fund, compared to its S&P® Composite 1500 Energy Sector Index benchmark, came from both the allocation of holdings across Fund segments and stock selection within the segments of the Fund. The largest overall contributions to relative performance came from the oil & gas equipment & services, integrated oil & gas, oil & gas exploration & production, and coal & consumable fuels segments of the Fund. The strength of these segments more than offset the relative weakness of the Fund’s independent power producers & energy traders and oil & gas refining & marketing segments. While these sectors were weak in relative terms, they had a positive return, as did all segments of the Fund and its benchmark.

Calpine Corp. (1.3% of the Fund) was the Fund’s only holding in the independent power producers & energy traders segment of the Fund, and was therefore responsible for the lagging performance of that segment of the Fund. The stock had weak single-digit performance for the six months ended December 31, 2010, and neither the segment nor the stock was represented in the Fund’s benchmark. The company is an electric utility that produces its energy from both geothermal sources and natural gas. A position in China Integrated Energy, Inc., which was eliminated from the Fund in October, was largely responsible for the lagging performance of the Fund’s oil & gas refining & marketing segment. The company is a non-state-owned Chinese energy company, involved in the wholesale distribution of oil products, the production and sale of biodiesel, and the operation of retail gas stations.

Turning to the factors that had a positive impact on relative performance, the Fund’s oil & gas equipment & services segment and its integrated oil & gas holdings each added approximately 1.7 percentage points to the Fund’s relative return for the six months ended December 31, 2010. This was partly due to stock selection but also to the overweight of the Fund’s oil & gas equipment & services segment, and an underweight in its integrated oil & gas segment. In terms of stock selection, an overweight in National Oilwell Varco, Inc. (4.8%), whose stock was up by 103% for the six months ended December 31, 2010, was the primary contributor to the strength of the oil & gas equipment & services segment. Overweights in Halliburton Co. (4.6%), Oil States International, Inc. (1.8%) and Cameron International Corp. (2.2%) also contributed to the relative performance of the segment. An underweight in Exxon Mobil Corp. (4.5%) was the primary driver of the relative strength of the Fund’s integrated oil & gas segment. Overweights in Hess Corp. (3.0%) and Murphy Oil Corp. (2.4%) also added to the strength of that segment.

iii

An underweight in EOG Resources, Inc., which was sold from the Fund in October, along with the lack of a position in Southwestern Energy Co. and an overweight in Anadarko Petroleum Corp. (3.0%) were largely responsible for the outperformance of the Fund’s oil & gas exploration & production holdings relative to its S&P® Composite 1500 Energy Sector Index benchmark. Anadarko’s stock price was up 111% for the six months ended December 31, 2010. The relative strength of the Fund’s coal & consumable fuels segment was due primarily to a position in Cloud Peak Energy, Inc. (1.8%). Positions in Alpha Natural Resources, Inc. (0.6%) and International Coal Group, Inc. (0.3%), along with an overweight of Peabody Energy Corp. (1.8%) and of the segment as a whole, also contributed to the strength of the Fund’s coal & consumable fuels holdings.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P® Composite 1500 Energy Sector Index is a capitalization-weighted index that measures the performance of energy sector securities included in the S&P Composite 1500® Index. The S&P Composite 1500® Index combines the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index, which, respectively, measure the performance of the large-capitalization, mid-capitalization and small-capitalization sectors of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of natural resources funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,400.42	$10.53	1.74%
Class A	$1,000.00	$1,398.80	$12.09	2.00%
Class B	$1,000.00	$1,393.60	$16.53	2.74%
Class C	$1,000.00	$1,393.32	$16.59	2.75%

Hypothetical
Class Y	$1,000.00	$1,016.43	$8.84	1.74%
Class A	$1,000.00	$1,015.12	$10.16	2.00%
Class B	$1,000.00	$1,011.39	$13.89	2.74%
Class C	$1,000.00	$1,011.34	$13.94	2.75%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Energy Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 89.0%
Consumer Discretionary — 0.4%
Auto Parts & Equipment — 0.4%
7,800	Fuel Systems Solutions Inc †	$229,164

Energy — 85.4%
Coal & Consumable Fuels — 5.0%

5,400	Alpha Natural Resources Inc †	324,162
3,800	Arch Coal Inc	133,228
44,700	Cloud Peak Energy Inc †	1,038,381
24,000	International Coal Group Inc †	185,760
800	L&L Energy Inc †	8,640
11,100	Patriot Coal Corp †	215,007
15,800	Peabody Energy Corp	1,010,884

		2,916,062

Integrated Oil & Gas — 26.8%
2,300	BP PLC, ADR	101,591
28,125	Chevron Corp	2,566,406
39,544	ConocoPhillips	2,692,947
5,700	ENI SpA, ADR	249,318
35,183	Exxon Mobil Corp	2,572,581
22,300	Hess Corp	1,706,842
2,900	Lukoil OAO, ADR	165,938
42,000	Marathon Oil Corp	1,555,260
18,800	Murphy Oil Corp	1,401,540
24,600	Occidental Petroleum Corp	2,413,260
7,053	Provident Energy Trust	56,109

		15,481,792

Oil & Gas Drilling — 2.0%
2,300	Helmerich & Payne Inc	111,504
11,100	Nabors Industries Ltd †	260,406
6,200	Noble Corp	221,774
14,700	Pioneer Drilling Co †	129,507
1,500	Rowan Cos Inc †	52,365
13,886	Seahawk Drilling Inc †	124,280
1,067	Transocean Ltd †	74,167
34,800	Xtreme Coil Drilling Corp †	164,147

		1,138,150

See Notes to Financial Statements.

1

Munder Energy Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil & Gas Equipment & Services — 26.8%
17,450	Baker Hughes Inc	$997,617
3,800	Bristow Group Inc †	179,930
19,000	Cal Dive International Inc †	107,730
25,100	Cameron International Corp †	1,273,323
1,700	Dawson Geophysical Co †	54,230
85,700	Flint Energy Services Ltd †	1,566,096
3,600	FMC Technologies Inc †	320,076
4,200	Gulf Island Fabrication Inc	118,356
64,822	Halliburton Co	2,646,682
41,300	National Oilwell Varco Inc	2,777,425
5,900	Newpark Resources Inc †	36,344
15,900	Oil States International Inc †	1,019,031
3,400	Petroleum Geo-Services ASA, ADR †	53,210
16,000	PHI Inc †	301,440
37,273	Schlumberger Ltd	3,112,295
13,800	Tesco Corp †	219,144
41,000	Tetra Technologies Inc †	486,670
3,800	Total Energy Services Inc	54,040
15,100	Willbros Group Inc †	148,282

		15,471,921

Oil & Gas Exploration & Production — 20.1%
22,500	Anadarko Petroleum Corp	1,713,600
20,636	Apache Corp	2,460,430
188,300	Avenir Diversified Income Trust	1,166,578
5,500	Bill Barrett Corp †	226,215
13,500	BMB Munai Inc †	11,610
1,600	Calvalley Petroleums Inc, Class A †	8,046
20,900	Chesapeake Energy Corp	541,519
16,700	China North East Petroleum Holdings Ltd †	96,192
30,948	Denbury Resources Inc †	590,797
21,500	Devon Energy Corp	1,687,965
38,600	Energy Partners Ltd †	573,596
8,533	Equal Energy Ltd †	52,521
8,400	Freehold Royalty Trust	173,103
27,000	Galleon Energy Inc, Class A †	111,606
5,000	Gran Tierra Energy Inc †	40,250
149,500	Ithaca Energy Inc †	408,971

See Notes to Financial Statements.

2

Shares		Value(a)

Energy (Continued)
Oil & Gas Exploration & Production (Continued)
11,900	Miller Petroleum Inc †	$61,880
10,110	NAL Oil & Gas Trust	131,675
3,900	Noble Energy Inc	335,712
5,500	NuVista Energy Ltd	51,167
789	Pace Oil and Gas Ltd †	6,539
37,300	Pan Orient Energy Corp †	249,467
3,708	Pengrowth Energy Trust	47,660
36,800	ProspEx Resources Ltd †	48,484
1,900	QEP Resources Inc	68,989
2,700	Whiting Petroleum Corp †	316,413
19,254	Zargon Energy Trust	434,924

		11,615,909

Oil & Gas Refining & Marketing — 2.6%
16,800	CVR Energy Inc †	255,024
21,700	Green Plains Renewable Energy Inc †	244,342
8,099	Keyera Facilities Income Fund	286,312
6,100	Western Refining Inc †	64,538
17,600	World Fuel Services Corp	636,416

		1,486,632

Oil & Gas Storage & Transportation — 2.1%
46,500	Crosstex Energy Inc	411,990
300	Spectra Energy Corp	7,497
2,300	Teekay Tankers Ltd, Class A	28,382
30,400	Williams Cos Inc/The	751,488

		1,199,357

Total Energy		49,309,823

Industrials — 0.2%
Electrical Components & Equipment — 0.2%
52,200	China BAK Battery Inc †	100,746

Information Technology — 1.3%
Semiconductor Equipment — 0.2%
12,000	GT Solar International Inc †	109,440

See Notes to Financial Statements.

3

Munder Energy Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Semiconductor Equipment (Continued)
Semiconductors — 1.1%
52,400	JA Solar Holdings Co Ltd, ADR †	$362,608
12,700	Trina Solar Ltd, ADR †	297,434

		660,042

Total Information Technology		769,482

Materials — 0.2%
Specialty Chemicals — 0.2%
2,900	OM Group Inc †	111,679

Utilities — 1.5%
Electric Utilities — 0.2%
3,000	IDACORP Inc	110,940

Independent Power Producers & Energy Traders — 1.3%
55,600	Calpine Corp †	741,704

Total Utilities		852,644

TOTAL COMMON STOCKS
(Cost $28,814,783)		51,373,538

TRUST/PARTNERSHIP INTERESTS — 8.8%
Energy — 8.8%
Oil & Gas Exploration & Production — 2.5%
27,000	BreitBurn Energy Partners LP	543,240
27,600	Constellation Energy Partners LLC †	76,728
14,000	EV Energy Partner LP	549,500
9,500	Pioneer Southwest Energy Partners LP	285,285

		1,454,753

Oil & Gas Refining & Marketing — 0.6%
10,400	Calumet Specialty Products Partners LP	221,520
2,100	Crosstex Energy LP	30,240
1,700	NuStar Energy LP	118,116

		369,876

Oil & Gas Storage & Transportation — 5.7%
22,500	Atlas Pipeline Partners LP	555,075
3,450	DCP Midstream Partners LP	129,030
5,000	Enbridge Energy Partners LP	311,900
4,900	Genesis Energy LP	129,360
10,600	Global Partners LP/MA	290,440

See Notes to Financial Statements.

4

Shares		Value(a)

Energy (Continued)
Oil & Gas Storage & Transportation (Continued)
4,300	MarkWest Energy Partners LP	$186,233
4,500	Martin Midstream Partners LP	177,165
2,400	Plains All American Pipeline LP	150,696
9,400	Regency Energy Partners LP	256,244
5,900	Sunoco Logistics Partners LP	493,181
6,800	Targa Resources Partners LP	230,928
7,500	Williams Partners LP	349,875

		3,260,127

TOTAL TRUST/PARTNERSHIP INTERESTS
(Cost $3,372,999)		5,084,756

INVESTMENT COMPANIES — 2.2%
8,500	Energy Select Sector SPDR Fund	580,125
90,480	State Street Institutional Liquid Reserves Fund	90,480
5,745	Vanguard Energy ETF	572,546

TOTAL INVESTMENT COMPANIES
(Cost $1,179,261)		1,243,151

TOTAL INVESTMENTS
(Cost $33,367,043)	100.0%	57,701,445
OTHER ASSETS AND LIABILITIES (Net)	0.0 #	24,429

NET ASSETS	100.0%	$57,725,874

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	As of December 31, 2010, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR — American Depositary Receipt

See Notes to Financial Statements.

5

Munder Energy Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

At December 31, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets		Value

COMMON STOCKS:
United States	76.5%		$44,169,515
Canada	9.2		5,276,839
China	1.3		760,788
Switzerland	0.5		295,941
Bermuda	0.5		288,788
Italy	0.4		249,318
Russian Federation	0.3		165,938
United Kingdom	0.2		101,591
Norway	0.1		53,210
Kazakhstan	0.0	#	11,610

TOTAL COMMON STOCKS	89.0		51,373,538
TRUST/PARTNERSHIP INTERESTS	8.8		5,084,756
INVESTMENT COMPANIES	2.2		1,243,151

TOTAL INVESTMENTS	100.0		57,701,445
OTHER ASSETS AND LIABILITIES (Net)	0.0	#	24,429

NET ASSETS	100.0%		$57,725,874

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

6

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7

Munder Energy Fund

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$57,701,445
Foreign currency, at value	173,948
Dividends receivable	49,957
Receivable for Fund shares sold	57,626
Prepaid expenses and other assets	41,989

Total Assets	58,024,965

LIABILITIES:
Payable for Fund shares redeemed	89,806
Trustees’ fees and expenses payable	123,054
Transfer agency/record keeping fees payable	35,141
Distribution and shareholder servicing fees payable — Class A, B and C Shares	22,229
Administration fees payable	7,975
Custody fees payable	1,446
Investment advisory fees payable	1,186
Accrued expenses and other payables	18,254

Total Liabilities	299,091

NET ASSETS	$57,725,874

Investments, at cost	$33,367,043

Foreign currency, at cost	$172,298

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(242,249)
Accumulated net realized gain on investments sold	472,173
Net unrealized appreciation of investments	24,336,131
Paid-in capital	33,159,819

$57,725,874

NET ASSETS:
Class Y Shares	$1,248,550

Class A Shares	$39,433,998

Class B Shares	$4,391,155

Class C Shares	$12,652,171

SHARES OUTSTANDING:
Class Y Shares	59,441

Class A Shares	1,919,200

Class B Shares	229,637

Class C Shares	661,273

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$21.00

CLASS A SHARES:
Net asset value and redemption price per share	$20.55

Maximum sales charge	5.50%
Maximum offering price per share	$21.75

CLASS B SHARES:
Net asset value and offering price per share*	$19.12

CLASS C SHARES:
Net asset value and offering price per share*	$19.13

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Energy Fund

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$533,714

Total Investment Income	533,714

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	42,952
Class B Shares	20,250
Class C Shares	56,044
Investment advisory fees	190,435
Transfer agency/record keeping fees	77,260
Trustees’ fees and expenses	43,289
Administration fees	42,882
Registration and filing fees	28,242
Custody fees	21,133
Legal and audit fees	15,037
Other	25,192

Total Expenses	562,716

NET INVESTMENT LOSS	(29,002)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	2,126,108
Foreign currency-related transactions	(3,664)
Net change in unrealized appreciation/(depreciation) of:
Securities	14,871,750
Foreign currency-related transactions	2,069

Net realized and unrealized gain on investments	16,996,263

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,967,261

(a)	Net of foreign withholding taxes of $11,523.

See Notes to Financial Statements.

10

Munder Energy Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income/(loss)	$(29,002)	$6,478
Net realized gain from security transactions and foreign currency-related transactions	2,122,444	7,139,206
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	14,873,819	(2,560,514)

Net increase in net assets resulting from operations	16,967,261	4,585,170
Dividends to shareholders from net investment income:
Class Y Shares	(6,958)	—
Class A Shares	(130,068)	—
Distributions to shareholders from net realized gains:
Class Y Shares	(9,791)	—
Class A Shares	(317,372)	—
Class B Shares	(38,049)	—
Class C Shares	(109,589)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(210,793)	422,312
Class A Shares	(1,881,363)	(5,317,812)
Class B Shares	(667,907)	(3,491,483)
Class C Shares	(867,967)	(1,770,317)

Net increase/(decrease) in net assets	12,727,404	(5,572,130)
NET ASSETS:
Beginning of period	44,998,470	50,570,600

End of period	$57,725,874	$44,998,470

Accumulated distributions in excess of net investment income and net investment loss	$(242,249)	$(76,221)

See Notes to Financial Statements.

11

Munder Energy Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$51,806	$616,984
Issued as reinvestment of dividends and distributions	10,868	—
Redeemed	(273,467)	(194,672)

Net increase/(decrease)	$(210,793)	$422,312

Class A Shares:
Sold*	$1,165,115	$4,400,482
Issued as reinvestment of dividends and distributions	338,315	—
Redeemed	(3,384,793)	(9,718,294)

Net decrease	$(1,881,363)	$(5,317,812)

Class B Shares:
Sold	$127,849	$275,207
Issued as reinvestment of distributions	28,664	—
Redeemed*	(824,420)	(3,766,690)

Net decrease	$(667,907)	$(3,491,483)

Class C Shares:
Sold	$225,393	$1,063,872
Issued as reinvestment of distributions	78,115	—
Redeemed	(1,171,475)	(2,834,189)

Net decrease	$(867,967)	$(1,770,317)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	2,860	36,347
Issued as reinvestment of dividends and distributions	519	—
Redeemed	(15,199)	(11,359)

Net increase/(decrease)	(11,820)	24,988

Class A Shares:
Sold*	63,798	279,437
Issued as reinvestment of dividends and distributions	16,519	—
Redeemed	(197,241)	(595,313)

Net decrease	(116,924)	(315,876)

Class B Shares:
Sold	7,777	18,128
Issued as reinvestment of distributions	1,504	—
Redeemed*	(50,796)	(255,723)

Net decrease	(41,515)	(237,595)

Class C Shares:
Sold	13,136	67,207
Issued as reinvestment of distributions	4,097	—
Redeemed	(71,759)	(190,284)

Net decrease	(54,526)	(123,077)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Energy Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year	Year	Year	Year		Year
	12/31/10(b)		Ended	Ended	Ended	Ended		Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)		6/30/06(b)

Net asset value, beginning of period	$15.20		$14.09	$27.54	$21.71	$17.65		$13.49

Income/(loss) from investment operations:
Net investment income/(loss)	0.03		0.08	0.09	0.01	(0.00	)(c)	0.01
Net realized and unrealized gain/(loss) on investments	6.06		1.03	(13.54)	5.82	4.06		4.15

Total from investment operations	6.09		1.11	(13.45)	5.83	4.06		4.16

Less distributions:
Dividends from net investment income	(0.12)		—	—	—	—		—
Distributions from net realized gains	(0.17)		—	—	—	—		—

Total Distributions	(0.29)		—	—	—	—		—

Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Net asset value, end of period	$21.00		$15.20	$14.09	$27.54	$21.71		$17.65

Total return(d)	40.04%		7.88%	(48.84)%	26.91%	22.95%		30.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,249		$1,083	$652	$1,090	$708		$582
Ratio of operating expenses to average net assets	1.74	%(e)	1.67%	1.59%	1.30%	1.43%		1.31%
Ratio of net investment income/(loss) to average net assets	0.35	%(e)	0.48%	0.55%	0.05%	(0.02)%		0.04%
Portfolio turnover rate	17%		52%	58%	27%	26%		25%
Ratio of operating expenses to average net assets without expense reimbursements	1.74	%(e)	1.67%	1.59%	1.30%	1.43%		1.31%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

14

A Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$14.86		$13.80	$27.05	$21.37	$17.43	$13.35

0.01		0.04	0.05	(0.05)	(0.06)	(0.04)

5.92		1.02	(13.30)	5.73	4.00	4.12

5.93		1.06	(13.25)	5.68	3.94	4.08

(0.07)		—	—	—	—	—

(0.17)		—	—	—	—	—

(0.24)		—	—	—	—	—

—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$20.55		$14.86	$13.80	$27.05	$21.37	$17.43

39.88%		7.68%	(48.98)%	26.58%	22.60%	30.56%

$39,434		$30,250	$32,458	$53,279	$44,832	$49,784

2.00	%(e)	1.93%	1.83%	1.55%	1.68%	1.56%

0.10	%(e)	0.24%	0.31%	(0.22)%	(0.32)%	(0.23)%
17%		52%	58%	27%	26%	25%

2.00	%(e)	1.93%	1.83%	1.55%	1.68%	1.56%

See Notes to Financial Statements.

15

Munder Energy Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$13.84		$12.95	$25.57	$20.36	$16.72	$12.91

Income/(loss) from investment operations:
Net investment loss	(0.05)		(0.08)	(0.10)	(0.22)	(0.18)	(0.16)
Net realized and unrealized gain/(loss) on investments	5.50		0.97	(12.52)	5.43	3.82	3.97

Total from investment operations	5.45		0.89	(12.62)	5.21	3.64	3.81

Less distributions:
Distributions from net realized gains	(0.17)		—	—	—	—	—

Total Distributions	(0.17)		—	—	—	—	—

Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$19.12		$13.84	$12.95	$25.57	$20.36	$16.72

Total return(d)	39.36%		6.87%	(49.35)%	25.59%	21.77%	29.51%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,391		$3,753	$6,589	$43,030	$39,957	$43,115
Ratio of operating expenses to average net assets	2.74	%(e)	2.69%	2.56%	2.31%	2.43%	2.31%
Ratio of net investment loss to average net assets	(0.64	)%(e)	(0.51)%	(0.64)%	(1.00)%	(1.06)%	(1.03)%
Portfolio turnover rate	17%		52%	58%	27%	26%	25%
Ratio of operating expenses to average net assets without expense reimbursements	2.74	%(e)	2.69%	2.56%	2.31%	2.43%	2.31%

(a)	Class B and Class C Shares (known as Class II Shares prior to October 31, 2003) commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

16

C Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$13.85		$12.96	$25.59	$20.37	$16.74	$12.92

(0.05)		(0.08)	(0.08)	(0.22)	(0.18)	(0.15)

5.50		0.97	(12.55)	5.44	3.81	3.97

5.45		0.89	(12.63)	5.22	3.63	3.82

(0.17)		—	—	—	—	—

(0.17)		—	—	—	—	—

—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$19.13		$13.85	$12.96	$25.59	$20.37	$16.74

39.33%		6.87%	(49.36)%	25.63%	21.68%	29.57%

$12,652		$9,913	$10,872	$25,873	$22,047	$22,948

2.75	%(e)	2.68%	2.58%	2.30%	2.43%	2.31%

(0.64	)%(e)	(0.50)%	(0.51)%	(0.99)%	(1.06)%	(0.99)%
17%		52%	58%	27%	26%	25%

2.75	%(e)	2.68%	2.58%	2.30%	2.43%	2.31%

See Notes to Financial Statements.

17

[This Page Intentionally Left Blank]

18

Munder Energy Fund

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Energy Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class B, Class C and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the reorganization of the Fund with and into the Munder Growth Opportunities Fund, a separate series of MST, subject to approval by shareholders.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

19

Munder Energy Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

Munder Energy Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$57,701,445 (a)
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$57,701,445

(a)	Amount includes the value of a security that transferred from Level 2 to Level 1 during the period ended December 31, 2010 as the lack of a readily available quoted price caused the security to be fair valued using other significant observable inputs with a total value of $96,886 on June 30, 2010.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

21

Munder Energy Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax

22

Munder Energy Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $42,882 before payment of sub-administration fees and $28,424 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1689% for administrative services.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended

23

Munder Energy Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

December 31, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C
Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees

0.25%	1.00%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $8,511,838 and $12,650,332, respectively, for the period ended December 31, 2010.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $25,034,763, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $700,361 and net appreciation for financial reporting purposes was $24,334,402. At December 31, 2010, aggregate cost for financial reporting purposes was $33,367,043.

6.	Investment Concentration

The Fund invests primarily in domestic and, to a lesser extent, foreign energy-related companies. As a result, the Fund is particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy

24

Munder Energy Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

fuels, energy conservation, supply of and demand for specific energy-related products or services and tax and other government regulation. As of December 31, 2010, more than 25% of the Fund’s net assets were invested in issuers in each of the oil, gas & consumable fuels and energy equipment & services industries. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

7.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $332.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

25

Munder Energy Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, net operating losses, passive foreign investment company gains and losses and partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital

$(38,897)	$132,573	$(93,676)

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Post October	Capital Loss	Unrealized
Loss	Carryover	Appreciation	Total

$(8,613)	$(1,112,711)	$9,399,552	$8,278,228

The differences between book and tax distributable earnings were primarily due to wash sales, deferred trustees’ fees and partnership basis adjustments.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes, $1,112,711 of unused capital losses which expire in 2012.

The Fund utilized capital loss carryforwards during the year ended June 30, 2010 in the amount of $540,119.

Certain net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency losses arising between November 1, 2009 and June 30, 2010 of $8,613.

10.	Subsequent Events

Management has reviewed subsequent events through the date these financial statements were issued, and determined that no events have occurred that require disclosure.

11.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most

26

Munder Energy Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

27

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNENERG1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder Index 500 Fund
Class Y, A, B, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

* As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Shareholder Fee Example

1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Because the Fund’s goal is to invest in securities included in an index without regard to market trends, it may be particularly susceptible to a general decline in the market represented by that index.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of December 31, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: David Jones, Eric Lessnau and Kevin Yousif

The broad stock market, as measured by the S&P 500® Index, had strong performance for the six months ended December 31, 2010, with the Index posting a 23.27% return. The Fund’s return of 22.92% was in line with the return of the S&P 500® Index and the 22.95% median return for the Lipper universe of funds with the objective of tracking the S&P 500® Index.

The Fund’s goal is to closely track the total return of the S&P 500® Index. The weight of each of the 500 stocks held in the Fund is monitored relative to its weight in the S&P 500® universe of stocks. Cash inflows are invested promptly to reduce their impact on the Fund’s total return. As a result, the Fund’s return tends to be in line with that of its S&P 500® benchmark.

Reflecting the strong performance of the stock market for the six-month time period, all ten sectors of the S&P 500® Index posted double-digit returns. Many of the top-performing S&P 500® sectors were sectors that benefitted from rising commodity prices or economic growth. The strongest sectors of the Index were materials and energy, with total returns of 40% and 37%, respectively. Other sectors showing relative strength included telecommunication services, consumer discretionary and industrials. The weaker sectors of the Index for the six-month time period, although still posting positive double-digit returns, included health care, utilities, financials and consumer staples.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund may not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of funds with the objective of tracking the S&P 500® Index represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class B Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

iv

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,229.21	$3.48	0.62%
Class A	$1,000.00	$1,228.90	$4.33	0.77%
Class B	$1,000.00	$1,226.65	$6.29	1.12%
Class K	$1,000.00	$1,228.47	$4.89	0.87%
Class R	$1,000.00	$1,226.83	$6.29	1.12%

Hypothetical
Class Y	$1,000.00	$1,022.08	$3.16	0.62%
Class A	$1,000.00	$1,021.32	$3.92	0.77%
Class B	$1,000.00	$1,019.56	$5.70	1.12%
Class K	$1,000.00	$1,020.82	$4.43	0.87%
Class R	$1,000.00	$1,019.56	$5.70	1.12%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

v

[This Page Intentionally Left Blank]

vi

Munder Index 500 Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 98.6%
Consumer Discretionary — 10.5%
Auto Components — 0.3%
6,649	Goodyear Tire & Rubber Co/The †	$78,790
17,490	Johnson Controls Inc	668,118

		746,908

Automobiles — 0.6%
97,173	Ford Motor Co †	1,631,535
6,108	Harley-Davidson Inc	211,764

		1,843,299

Distributors — 0.1%
4,085	Genuine Parts Co	209,724

Diversified Consumer Services — 0.1%
3,551	Apollo Group Inc, Class A †	140,229
1,812	DeVry Inc	86,940
8,444	H&R Block Inc	100,568

		327,737

Hotels, Restaurants & Leisure — 1.7%
11,169	Carnival Corp	515,003
3,789	Darden Restaurants Inc	175,961
7,734	International Game Technology	136,814
7,463	Marriott International Inc/DE, Class A	310,013
27,401	McDonald’s Corp	2,103,301
19,515	Starbucks Corp	627,017
4,944	Starwood Hotels & Resorts Worldwide Inc	300,496
4,537	Wyndham Worldwide Corp	135,929
1,960	Wynn Resorts Ltd	203,526
12,314	Yum! Brands Inc	604,002

		5,112,062

Household Durables — 0.4%
7,667	DR Horton Inc	91,467
3,957	Fortune Brands Inc	238,409
1,962	Harman International Industries Inc †	90,841
4,008	Leggett & Platt Inc	91,222
4,353	Lennar Corp, Class A	81,619
7,725	Newell Rubbermaid Inc	140,440
9,288	Pulte Group Inc †	69,846

See Notes to Financial Statements.

1

Munder Index 500 Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Household Durables (Continued)
4,303	Stanley Black & Decker Inc	$287,742
1,971	Whirlpool Corp	175,084

		1,266,670

Internet & Catalog Retail — 0.8%
9,196	Amazon.com Inc †	1,655,280
5,245	Expedia Inc	131,597
1,124	NetFlix Inc †	197,487
1,275	priceline.com Inc †	509,426

		2,493,790

Leisure Equipment & Products — 0.1%
3,532	Hasbro Inc	166,640
9,306	Mattel Inc	236,651

		403,291

Media — 3.1%
6,225	Cablevision Systems Corp, Class A	210,654
17,659	CBS Corp, Class B	336,404
72,364	Comcast Corp, Class A	1,589,837
21,623	DIRECTV, Class A †	863,406
7,374	Discovery Communications Inc, Class A †	307,496
6,529	Gannett Co Inc	98,523
13,336	Interpublic Group of Cos Inc/The †	141,628
7,962	McGraw-Hill Cos Inc/The	289,896
994	Meredith Corp	34,442
59,229	News Corp, Class A	862,374
7,812	Omnicom Group Inc	357,790
2,447	Scripps Networks Interactive Inc, Class A	126,632
9,368	Time Warner Cable Inc	618,569
28,770	Time Warner Inc	925,531
15,679	Viacom Inc, Class B	621,045
49,111	Walt Disney Co/The	1,842,154
163	Washington Post Co/The, Class B	71,639

		9,298,020

Multiline Retail — 0.8%
2,067	Big Lots Inc †	62,961
3,323	Family Dollar Stores Inc	165,186

See Notes to Financial Statements.

2

Shares		Value(a)

Consumer Discretionary (Continued)
Multiline Retail (Continued)
6,132	JC Penney Co Inc	$198,125
7,614	Kohl’s Corp †	413,745
10,983	Macy’s Inc	277,870
4,365	Nordstrom Inc	184,989
1,211	Sears Holdings Corp †	89,311
18,364	Target Corp	1,104,227

		2,496,414

Specialty Retail — 1.9%
2,416	Abercrombie & Fitch Co, Class A	139,234
1,722	AutoNation Inc †	48,560
719	AutoZone Inc †	195,992
6,720	Bed Bath & Beyond Inc †	330,288
8,564	Best Buy Co Inc	293,660
6,081	CarMax Inc †	193,862
4,115	GameStop Corp, Class A †	94,151
11,396	Gap Inc/The	252,308
42,504	Home Depot Inc	1,490,190
35,791	Lowe’s Cos Inc	897,638
6,859	Ltd Brands Inc	210,777
3,621	O’Reilly Automotive Inc †	218,781
3,005	RadioShack Corp	55,563
3,124	Ross Stores Inc	197,593
18,756	Staples Inc	427,074
3,278	Tiffany & Co	204,121
10,265	TJX Cos Inc	455,663
3,550	Urban Outfitters Inc †	127,126

		5,832,581

Textiles, Apparel & Luxury Goods — 0.6%
7,686	Coach Inc	425,113
9,915	NIKE Inc, Class B	846,939
1,676	Polo Ralph Lauren Corp	185,902
2,250	VF Corp	193,905

		1,651,859

Total Consumer Discretionary		31,682,355

See Notes to Financial Statements.

3

Munder Index 500 Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples — 10.5%
Beverages — 2.5%
2,691	Brown-Forman Corp, Class B	$187,348
60,224	Coca-Cola Co/The	3,960,933
9,079	Coca-Cola Enterprises Inc	227,247
4,849	Constellation Brands Inc, Class A †	107,405
5,889	Dr Pepper Snapple Group Inc	207,057
4,102	Molson Coors Brewing Co, Class B	205,880
41,104	PepsiCo Inc/NC	2,685,324

		7,581,194

Food & Staples Retailing — 2.3%
11,213	Costco Wholesale Corp	809,691
35,241	CVS Caremark Corp	1,225,330
16,540	Kroger Co/The	369,834
9,668	Safeway Inc	217,433
5,806	SUPERVALU Inc	55,912
15,514	Sysco Corp	456,112
50,811	Wal-Mart Stores Inc (b)	2,740,237
24,010	Walgreen Co	935,430
3,999	Whole Foods Market Inc †	202,309

		7,012,288

Food Products — 1.7%
16,858	Archer-Daniels-Midland Co	507,089
4,967	Campbell Soup Co	172,603
11,404	ConAgra Foods Inc	257,502
4,984	Dean Foods Co †	44,059
16,606	General Mills Inc	591,008
4,011	Hershey Co/The	189,119
8,394	HJ Heinz Co	415,167
1,895	Hormel Foods Corp	97,138
3,246	JM Smucker Co/The	213,100
6,589	Kellogg Co	336,566
45,304	Kraft Foods Inc, Class A	1,427,529
3,448	McCormick & Co Inc/MD	160,435
5,305	Mead Johnson Nutrition Co	330,236
16,579	Sara Lee Corp	290,298
8,161	Tyson Foods Inc, Class A	140,532

		5,172,381

See Notes to Financial Statements.

4

Shares		Value(a)

Consumer Staples (Continued)
Household Products — 2.2%
3,616	Clorox Co	$228,820
12,518	Colgate-Palmolive Co	1,006,072
10,576	Kimberly-Clark Corp	666,711
72,599	Procter & Gamble Co/The	4,670,294

		6,571,897

Personal Products — 0.2%
11,131	Avon Products Inc	323,467
2,945	Estee Lauder Cos Inc/The, Class A	237,661

		561,128

Tobacco — 1.6%
54,149	Altria Group Inc	1,333,148
3,880	Lorillard Inc	318,393
47,058	Philip Morris International Inc	2,754,305
8,770	Reynolds American Inc	286,077

		4,691,923

Total Consumer Staples		31,590,811

Energy — 11.8%
Energy Equipment & Services — 2.1%
11,185	Baker Hughes Inc	639,446
6,291	Cameron International Corp †	319,142
1,894	Diamond Offshore Drilling Inc	126,652
3,104	FMC Technologies Inc †	275,976
23,589	Halliburton Co	963,139
2,881	Helmerich & Payne Inc	139,671
7,808	Nabors Industries Ltd †	183,176
10,883	National Oilwell Varco Inc	731,882
3,358	Rowan Cos Inc †	117,228
35,386	Schlumberger Ltd	2,954,731

		6,451,043

Oil, Gas & Consumable Fuels — 9.7%
12,853	Anadarko Petroleum Corp	978,884
9,911	Apache Corp	1,181,689
2,850	Cabot Oil & Gas Corp	107,873
16,959	Chesapeake Energy Corp	439,408
52,194	Chevron Corp	4,762,703
38,105	ConocoPhillips	2,594,951

See Notes to Financial Statements.

5

Munder Index 500 Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
5,857	Consol Energy Inc	$285,470
10,366	Denbury Resources Inc †	197,887
11,201	Devon Energy Corp	879,391
18,262	El Paso Corp	251,285
6,683	EOG Resources Inc	610,893
4,060	EQT Corp	182,050
130,783	Exxon Mobil Corp (b)	9,562,853
7,707	Hess Corp	589,894
18,412	Marathon Oil Corp	681,796
2,648	Massey Energy Co	142,065
4,989	Murphy Oil Corp	371,930
3,472	Newfield Exploration Co †	250,366
4,541	Noble Energy Inc	390,889
21,075	Occidental Petroleum Corp	2,067,458
6,993	Peabody Energy Corp	447,412
3,011	Pioneer Natural Resources Co	261,415
4,793	QEP Resources Inc	174,034
4,380	Range Resources Corp	197,012
8,994	Southwestern Energy Co †	336,645
16,812	Spectra Energy Corp	420,132
3,127	Sunoco Inc	126,049
3,906	Tesoro Corp †	72,417
14,685	Valero Energy Corp	339,517
15,166	Williams Cos Inc/The	374,904

		29,279,272

Total Energy		35,730,315

Financials — 15.8%
Capital Markets — 2.5%
6,431	Ameriprise Financial Inc	370,104
32,012	Bank of New York Mellon Corp/The	966,762
25,720	Charles Schwab Corp/The	440,069
5,397	E*Trade Financial Corp †	86,352
2,510	Federated Investors Inc, Class B	65,687
3,776	Franklin Resources Inc	419,929
13,259	Goldman Sachs Group Inc/The	2,229,634
11,983	Invesco Ltd	288,311
5,026	Janus Capital Group Inc	65,187

See Notes to Financial Statements.

6

Shares		Value(a)

Financials (Continued)
Capital Markets (Continued)
4,227	Legg Mason Inc	$153,313
39,237	Morgan Stanley	1,067,639
6,281	Northern Trust Corp	348,030
13,233	State Street Corp	613,217
6,759	T Rowe Price Group Inc	436,226

		7,550,460

Commercial Banks — 2.9%
17,992	BB&T Corp	473,010
4,577	Comerica Inc (c)	193,333
20,652	Fifth Third Bancorp	303,171
6,792	First Horizon National Corp †	80,014
22,472	Huntington Bancshares Inc/OH	154,383
23,962	KeyCorp	212,064
3,166	M&T Bank Corp	275,600
14,370	Marshall & Ilsley Corp	99,440
13,637	PNC Financial Services Group Inc	828,039
32,577	Regions Financial Corp	228,039
12,966	SunTrust Banks Inc	382,627
49,753	US Bancorp	1,341,838
136,131	Wells Fargo & Co	4,218,700
4,884	Zions Bancorporation	118,339

		8,908,597

Consumer Finance — 0.7%
27,162	American Express Co	1,165,793
12,044	Capital One Financial Corp	512,593
14,124	Discover Financial Services	261,718
13,294	SLM Corp †	167,371

		2,107,475

Diversified Financial Services — 4.2%
261,568	Bank of America Corp (b)	3,489,317
753,444	Citigroup Inc †,(b)	3,563,790
1,738	CME Group Inc	559,201
1,897	IntercontinentalExchange Inc †	226,027
101,388	JPMorgan Chase & Co	4,300,879
5,394	Leucadia National Corp	157,397
5,579	Moody’s Corp	148,067

See Notes to Financial Statements.

7

Munder Index 500 Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Diversified Financial Services (Continued)
3,939	NASDAQ OMX Group Inc/The †	$93,394
6,769	NYSE Euronext	202,935

		12,741,007

Insurance — 3.8%
8,935	ACE Ltd	556,204
12,222	Aflac Inc	689,687
14,188	Allstate Corp/The	452,313
3,698	American International Group Inc †	213,079
8,556	AON Corp	393,662
2,916	Assurant Inc	112,324
44,880	Berkshire Hathaway Inc, Class B †	3,595,337
7,908	Chubb Corp	471,633
4,442	Cincinnati Financial Corp	140,767
13,393	Genworth Financial Inc, Class A †	175,984
11,529	Hartford Financial Services Group Inc	305,403
8,215	Lincoln National Corp	228,459
8,204	Loews Corp	319,218
14,094	Marsh & McLennan Cos Inc	385,330
23,505	MetLife Inc	1,044,562
8,308	Principal Financial Group Inc	270,508
17,208	Progressive Corp/The	341,923
12,588	Prudential Financial Inc	739,042
2,076	Torchmark Corp	124,020
11,905	Travelers Cos Inc/The	663,228
8,225	Unum Group	199,210
8,599	XL Group Plc	187,630

		11,609,523

Real Estate Investment Trusts (REITs) — 1.5%
3,203	Apartment Investment & Management Co, Class A	82,766
2,211	AvalonBay Communities Inc	248,848
3,633	Boston Properties Inc	312,801
7,377	Equity Residential	383,235
9,485	HCP Inc	348,953
3,796	Health Care REIT Inc	180,842
17,271	Host Hotels & Resorts Inc	308,633
11,108	Kimco Realty Corp	200,388
4,423	Plum Creek Timber Co Inc	165,641

See Notes to Financial Statements.

8

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (Continued)
14,811	ProLogis	$213,871
3,622	Public Storage	367,343
7,596	Simon Property Group Inc	755,726
4,275	Ventas Inc	224,352
4,216	Vornado Realty Trust	351,319
13,900	Weyerhaeuser Co	263,127

		4,407,845

Real Estate Management & Development — 0.1%
7,926	CB Richard Ellis Group Inc, Class A †	162,325

Thrifts & Mortgage Finance — 0.1%
14,413	Hudson City Bancorp Inc	183,622
10,151	People’s United Financial Inc	142,215

		325,837

Total Financials		47,813,069

Health Care — 10.7%
Biotechnology — 1.3%
24,504	Amgen Inc †	1,345,270
6,180	Biogen Idec Inc †	414,369
12,206	Celgene Corp †	721,863
2,049	Cephalon Inc †	126,464
6,719	Genzyme Corp †	478,393
21,056	Gilead Sciences Inc †	763,069

		3,849,428

Health Care Equipment & Supplies — 1.5%
15,113	Baxter International Inc	765,020
5,964	Becton Dickinson and Co	504,077
39,424	Boston Scientific Corp †	298,440
6,084	CareFusion Corp †	156,359
2,409	CR Bard Inc	221,074
3,685	DENTSPLY International Inc	125,916
1,019	Intuitive Surgical Inc †	262,647
28,007	Medtronic Inc	1,038,780
9,074	St Jude Medical Inc †	387,913
9,001	Stryker Corp	483,354

See Notes to Financial Statements.

9

Munder Index 500 Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Equipment & Supplies (Continued)
3,086	Varian Medical Systems Inc †	$213,798
5,120	Zimmer Holdings Inc †	274,842

		4,732,220

Health Care Providers & Services — 1.9%
10,376	Aetna Inc	316,572
7,167	AmerisourceBergen Corp	244,538
9,050	Cardinal Health Inc	346,706
7,026	CIGNA Corp	257,573
4,061	Coventry Health Care Inc †	107,210
2,586	DaVita Inc †	179,701
13,669	Express Scripts Inc †	738,809
4,365	Humana Inc †	238,940
2,637	Laboratory Corp of America Holdings †	231,845
6,563	McKesson Corp	461,904
11,007	Medco Health Solutions Inc †	674,399
2,728	Patterson Cos Inc	83,559
3,668	Quest Diagnostics Inc/DE	197,962
13,290	Tenet Healthcare Corp †	88,910
28,527	UnitedHealth Group Inc	1,030,110
10,208	WellPoint Inc †	580,427

		5,779,165

Health Care Technology — 0.1%
1,925	Cerner Corp †	182,374

Life Sciences Tools & Services — 0.5%
8,983	Agilent Technologies Inc †	372,166
4,977	Life Technologies Corp †	276,223
3,325	PerkinElmer Inc	85,852
10,308	Thermo Fisher Scientific Inc †	570,651
2,368	Waters Corp †	184,017

		1,488,909

Pharmaceuticals — 5.4%
40,092	Abbott Laboratories	1,920,808
8,108	Allergan Inc/United States	556,776
44,394	Bristol-Myers Squibb Co	1,175,553
26,318	Eli Lilly & Co	922,183
7,407	Forest Laboratories Inc †	236,876

See Notes to Financial Statements.

10

Shares		Value(a)

Health Care (Continued)
Pharmaceuticals (Continued)
4,333	Hospira Inc †	$241,305
71,226	Johnson & Johnson (b)	4,405,328
79,905	Merck & Co Inc	2,879,776
11,575	Mylan Inc/PA †	244,580
207,745	Pfizer Inc (b)	3,637,615
3,322	Watson Pharmaceuticals Inc †	171,581

		16,392,381

Total Health Care		32,424,477

Industrials — 10.8%
Aerospace & Defense — 2.6%
19,026	Boeing Co/The	1,241,637
9,797	General Dynamics Corp	695,195
3,251	Goodrich Corp	286,316
20,362	Honeywell International Inc	1,082,444
4,761	ITT Corp	248,096
2,935	L-3 Communications Holdings Inc	206,888
7,659	Lockheed Martin Corp	535,441
7,573	Northrop Grumman Corp	490,579
3,750	Precision Castparts Corp	522,037
9,454	Raytheon Co	438,098
4,068	Rockwell Collins Inc	237,002
23,949	United Technologies Corp	1,885,265

		7,868,998

Air Freight & Logistics — 1.1%
4,305	CH Robinson Worldwide Inc	345,218
5,507	Expeditors International of Washington Inc	300,682
8,160	FedEx Corp	758,962
25,649	United Parcel Service Inc, Class B	1,861,604

		3,266,466

Airlines — 0.1%
19,376	Southwest Airlines Co	251,501

Building Products — 0.0%#
9,776	Masco Corp	123,764

Commercial Services & Supplies — 0.5%
3,010	Avery Dennison Corp	127,443
3,583	Cintas Corp	100,181

See Notes to Financial Statements.

11

Munder Index 500 Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Commercial Services & Supplies (Continued)
5,515	Iron Mountain Inc	$137,930
5,657	Pitney Bowes Inc	136,786
7,972	Republic Services Inc	238,044
5,622	RR Donnelley & Sons Co	98,216
2,218	Stericycle Inc †	179,481
12,589	Waste Management Inc	464,157

		1,482,238

Construction & Engineering — 0.2%
4,637	Fluor Corp	307,248
3,407	Jacobs Engineering Group Inc †	156,211
5,748	Quanta Services Inc †	114,500

		577,959

Electrical Equipment — 0.5%
19,520	Emerson Electric Co	1,115,958
3,677	Rockwell Automation Inc	263,678
2,577	Roper Industries Inc	196,960

		1,576,596

Industrial Conglomerates — 2.4%
18,540	3M Co	1,600,002
276,340	General Electric Co (b)	5,054,259
7,505	Textron Inc	177,418
12,694	Tyco International Ltd	526,039

		7,357,718

Machinery — 2.3%
16,461	Caterpillar Inc	1,541,737
5,130	Cummins Inc	564,351
14,111	Danaher Corp	665,616
10,993	Deere & Co	912,968
4,844	Dover Corp	283,132
4,365	Eaton Corp	443,091
1,531	Flowserve Corp	182,526
12,862	Illinois Tool Works Inc	686,831
8,563	Ingersoll-Rand PLC	403,232
9,612	PACCAR Inc	551,921
3,186	Pall Corp	157,962

See Notes to Financial Statements.

12

Shares		Value(a)

Industrials (Continued)
Machinery (Continued)
4,184	Parker Hannifin Corp	$361,079
1,631	Snap-On Inc	92,282

		6,846,728

Professional Services — 0.1%
1,373	Dun & Bradstreet Corp	112,710
3,450	Equifax Inc	122,820
4,089	Robert Half International Inc	125,123

		360,653

Road & Rail — 0.8%
9,704	CSX Corp	626,975
9,424	Norfolk Southern Corp	592,016
1,434	Ryder System Inc	75,486
12,790	Union Pacific Corp	1,185,121

		2,479,598

Trading Companies & Distributors — 0.2%
3,823	Fastenal Co	229,036
1,504	WW Grainger Inc	207,717

		436,753

Total Industrials		32,628,972

Information Technology — 18.4%
Communications Equipment — 2.2%
143,757	Cisco Systems Inc †	2,908,204
2,096	F5 Networks Inc †	272,815
3,532	Harris Corp	160,000
6,337	JDS Uniphase Corp †	91,760
13,709	Juniper Networks Inc †	506,136
61,541	Motorola Inc †	558,177
41,956	QUALCOMM Inc	2,076,403
10,439	Tellabs Inc	70,776

		6,644,271

Computers & Peripherals — 4.3%
23,791	Apple Inc †	7,674,025
43,555	Dell Inc †	590,170
53,438	EMC Corp/Massachusetts †	1,223,730
58,816	Hewlett-Packard Co	2,476,154
2,149	Lexmark International Inc, Class A †	74,828

See Notes to Financial Statements.

13

Munder Index 500 Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals (Continued)
9,415	NetApp Inc †	$517,448
2,990	QLogic Corp †	50,890
6,082	SanDisk Corp †	303,249
5,960	Western Digital Corp †	202,044

		13,112,538

Electronic Equipment & Instruments — 0.5%
4,528	Amphenol Corp, Class A	238,988
40,534	Corning Inc	783,117
4,327	FLIR Systems Inc †	128,728
5,468	Jabil Circuit Inc	109,852
3,970	Molex Inc	90,198

		1,350,883

Information Technology Services — 3.0%
12,973	Automatic Data Processing Inc	600,390
7,934	Cognizant Technology Solutions Corp, Class A †	581,483
4,006	Computer Sciences Corp	198,698
7,216	Fidelity National Information Services Inc	197,646
3,857	Fiserv Inc †	225,866
32,221	International Business Machines Corp (b)	4,728,754
2,553	Mastercard Inc, Class A	572,153
8,348	Paychex Inc	258,037
8,258	SAIC Inc †	130,972
4,344	Teradata Corp †	178,799
4,538	Total System Services Inc	69,794
12,638	Visa Inc, Class A	889,462
17,010	Western Union Co/The	315,876

		8,947,930

Internet Software & Services — 1.9%
4,729	Akamai Technologies Inc †	222,500
29,756	eBay Inc †	828,110
6,469	Google Inc, Class A †	3,842,392
3,372	Monster Worldwide Inc †	79,680
4,460	VeriSign Inc	145,708
33,807	Yahoo! Inc †	562,210

		5,680,600

See Notes to Financial Statements.

14

Shares		Value(a)

Information Technology (Continued)
Office Electronics — 0.1%
35,978	Xerox Corp	$414,466

Semiconductors & Semiconductor Equipment — 2.5%
15,416	Advanced Micro Devices Inc †	126,103
8,106	Altera Corp	288,411
7,745	Analog Devices Inc	291,754
35,230	Applied Materials Inc	494,982
11,816	Broadcom Corp, Class A	514,587
1,400	First Solar Inc †	182,196
144,670	Intel Corp	3,042,410
4,332	KLA-Tencor Corp	167,388
5,846	Linear Technology Corp	202,213
17,567	LSI Corp †	105,226
6,198	MEMC Electronic Materials Inc †	69,789
5,089	Microchip Technology Inc	174,095
23,401	Micron Technology Inc †	187,676
6,556	National Semiconductor Corp	90,211
2,515	Novellus Systems Inc †	81,285
15,711	NVIDIA Corp †	241,949
4,963	Teradyne Inc †	69,681
30,452	Texas Instruments Inc	989,690
6,720	Xilinx Inc	194,746

		7,514,392

Software — 3.9%
13,194	Adobe Systems Inc †	406,111
5,897	Autodesk Inc †	225,265
4,608	BMC Software Inc †	217,221
9,952	CA Inc	243,227
4,870	Citrix Systems Inc †	333,157
5,680	Compuware Corp †	66,286
8,606	Electronic Arts Inc †	140,966
7,250	Intuit Inc †	357,425
4,162	McAfee Inc †	192,742
195,268	Microsoft Corp (b)	5,451,883
9,535	Novell Inc †	56,447
100,395	Oracle Corp	3,142,364
4,942	Red Hat Inc †	225,602

See Notes to Financial Statements.

15

Munder Index 500 Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Software (Continued)
3,067	Salesforce.com Inc †	$404,844
20,132	Symantec Corp †	337,010

		11,800,550

Total Information Technology		55,465,630

Materials — 3.7%
Chemicals — 2.1%
5,557	Air Products & Chemicals Inc	505,409
2,038	Airgas Inc	127,293
1,844	CF Industries Holdings Inc	249,217
30,104	Dow Chemical Co/The	1,027,751
1,973	Eastman Chemical Co	165,890
6,020	Ecolab Inc	303,528
23,676	EI du Pont de Nemours & Co	1,180,959
1,981	FMC Corp	158,262
2,167	International Flavors & Fragrances Inc	120,463
13,911	Monsanto Co	968,762
4,228	PPG Industries Inc	355,448
7,946	Praxair Inc	758,605
2,323	Sherwin-Williams Co/The	194,551
3,146	Sigma-Aldrich Corp	209,398

		6,325,536

Construction Materials — 0.1%
3,329	Vulcan Materials Co	147,674

Containers & Packaging — 0.2%
2,290	Ball Corp	155,834
2,972	Bemis Co Inc	97,066
4,476	Owens-Illinois Inc †	137,413
4,346	Sealed Air Corp	110,606

		500,919

Metals & Mining — 1.2%
3,010	AK Steel Holding Corp	49,274
26,492	Alcoa Inc	407,712
2,685	Allegheny Technologies Inc	148,158
3,513	Cliffs Natural Resources Inc	274,049
12,212	Freeport-McMoRan Copper & Gold Inc	1,466,539

See Notes to Financial Statements.

16

Shares		Value(a)

Materials (Continued)
Metals & Mining (Continued)
12,788	Newmont Mining Corp	$785,567
8,188	Nucor Corp	358,798
2,591	Titanium Metals Corp †	44,514
3,724	United States Steel Corp	217,556

		3,752,167

Paper & Forest Products — 0.1%
11,345	International Paper Co	309,038
4,656	MeadWestvaco Corp	121,801

		430,839

Total Materials		11,157,135

Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.8%
153,281	AT&T Inc	4,503,396
7,865	CenturyLink Inc	363,127
25,777	Frontier Communications Corp	250,810
45,199	Qwest Communications International Inc	343,964
73,315	Verizon Communications Inc	2,623,211
13,224	Windstream Corp	184,343

		8,268,851

Wireless Telecommunication Services — 0.3%
10,350	American Tower Corp, Class A †	534,474
7,376	MetroPCS Communications Inc †	93,159
77,471	Sprint Nextel Corp †	327,702

		955,335

Total Telecommunication Services		9,224,186

Utilities — 3.3%
Electric Utilities — 1.7%
4,622	Allegheny Energy Inc	112,037
12,456	American Electric Power Co Inc	448,167
34,772	Duke Energy Corp	619,289
8,450	Edison International	326,170
4,692	Entergy Corp	332,334
17,154	Exelon Corp	714,293
7,906	FirstEnergy Corp	292,680
10,965	NextEra Energy Inc	570,070
4,796	Northeast Utilities	152,897

See Notes to Financial Statements.

17

Munder Index 500 Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Electric Utilities (Continued)
6,083	Pepco Holdings Inc	$111,015
2,955	Pinnacle West Capital Corp	122,485
12,534	PPL Corp	329,895
7,597	Progress Energy Inc	330,318
21,904	Southern Co	837,390

		5,299,040

Gas Utilities — 0.1%
1,233	Nicor Inc	61,551
2,761	Oneok Inc	153,153

		214,704

Independent Power Producers & Energy Traders — 0.2%
17,169	AES Corp/The †	209,118
5,527	Constellation Energy Group Inc	169,292
6,929	NRG Energy Inc †	135,393

		513,803

Multi-Utilities — 1.3%
6,547	Ameren Corp	184,560
10,975	CenterPoint Energy Inc	172,527
6,501	CMS Energy Corp	120,919
7,685	Consolidated Edison Inc	380,945
15,056	Dominion Resources Inc/VA	643,192
4,590	DTE Energy Co	208,019
2,099	Integrys Energy Group Inc	101,823
7,561	NiSource Inc	133,225
10,303	PG&E Corp	492,896
13,121	Public Service Enterprise Group Inc	417,379
3,084	SCANA Corp	125,210
6,226	Sempra Energy	326,740
5,830	TECO Energy Inc	103,774
3,199	Wisconsin Energy Corp	188,293
11,933	Xcel Energy Inc	281,022

		3,880,524

Total Utilities		9,908,071

TOTAL COMMON STOCKS
(Cost $137,616,291)		297,625,021

See Notes to Financial Statements.

18

Shares		Value(a)

INVESTMENT COMPANY — 3.0%
(Cost $9,002,572)
9,002,572	State Street Institutional Liquid Reserves Fund	$9,002,572

Principal
Amount

U.S. TREASURY BILL — 1.1%
(Cost $3,499,649)
$3,500,000	0.190% due 01/20/2011 (b),(d)	3,499,930

TOTAL INVESTMENTS
(Cost $150,118,512)	102.7%	310,127,523
OTHER ASSETS AND LIABILITIES (Net)	(2.7)	(8,209,183)

NET ASSETS	100.0%	$301,918,340

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	As of December 31, 2010, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

(c)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 7).

(d)	Rate represents annualized yield at date of purchase.

See Notes to Financial Statements.

19

Munder Index 500 Fund

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $150,004,401)	$309,934,190
Securities of affiliated company (cost — $114,111)	193,333

Total Investments	310,127,523
Dividends receivable	353,502
Receivable for investment securities sold	20,300
Receivable for Fund shares sold	115,601
Prepaid expenses and other assets	60,418

Total Assets	310,677,344

LIABILITIES:
Due to custodian	227,532
Payable for Fund shares redeemed	8,069,617
Trustees’ fees and expenses payable	163,364
Transfer agency/record keeping fees payable	90,625
Distribution and shareholder servicing fees payable — Class A, B and R Shares	39,334
Administration fees payable	34,900
Custody fees payable	11,398
Variation margin payable on open futures contracts	7,800
Shareholder servicing fees payable — Class K Shares	7,338
Investment advisory fees payable	1,565
Accrued expenses and other payables	105,531

Total Liabilities	8,759,004

NET ASSETS	$301,918,340

Investments, at cost	$150,118,512

See Notes to Financial Statements.

20

NET ASSETS consist of:
Distributions in excess of net investment income	$(123,652)
Accumulated net realized loss on investments sold	(2,656,054)
Net unrealized appreciation of investments and futures contracts	160,049,139
Paid-in capital	144,648,907

$301,918,340

NET ASSETS:
Class Y Shares	$18,894,935

Class A Shares	$230,750,867

Class B Shares	$15,292,435

Class K Shares	$28,938,980

Class R Shares	$8,041,123

SHARES OUTSTANDING:
Class Y Shares	948,335

Class A Shares	11,610,699

Class B Shares	769,236

Class K Shares	1,457,473

Class R Shares	404,831

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$19.92

CLASS A SHARES:
Net asset value and redemption price per share	$19.87

Maximum sales charge	2.50%
Maximum offering price per share	$20.38

CLASS B SHARES:
Net asset value and offering price per share*	$19.88

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$19.86

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$19.86

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

21

Munder Index 500 Fund

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Interest	$3,277
Dividends on securities of unaffiliated companies	3,148,274
Dividends on securities of affiliated company	731

Total Investment Income	3,152,282

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	275,263
Class B Shares	80,524
Class R Shares	18,606
Shareholder servicing fees:
Class K Shares	41,116
Investment advisory fees	278,331
Administration fees	200,724
Transfer agency/record keeping fees	196,000
Custody fees	67,628
Trustees’ fees and expenses	49,909
Registration and filing fees	33,913
Legal and audit fees	22,158
Other	73,238

Total Expenses	1,337,410
Fees waived by distributor	(150,367)

Net Expenses	1,187,043

NET INVESTMENT INCOME	1,965,239

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions of unaffiliated companies	13,903,174
Security transactions of affiliated company	4,422
Futures contracts	1,435,707
Net change in unrealized appreciation/(depreciation) of:
Securities	42,440,076
Futures contracts	673,936

Net realized and unrealized gain on investments	58,457,315

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,422,554

See Notes to Financial Statements.

22

Munder Index 500 Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income	$1,965,239	$4,064,868
Net realized gain from security transactions and futures contracts	15,343,303	27,190,870
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	43,114,012	15,753,873

Net increase in net assets resulting from operations	60,422,554	47,009,611
Dividends to shareholders from net investment income:
Class Y Shares	(156,730)	(380,536)
Class A Shares	(1,585,842)	(2,841,182)
Class B Shares	(82,495)	(196,615)
Class K Shares	(210,713)	(529,320)
Class R Shares	(40,294)	(70,497)
Distributions to shareholders from net realized gains:
Class Y Shares	(2,378,267)	(961,900)
Class A Shares	(24,844,668)	(7,525,510)
Class B Shares	(1,638,688)	(768,185)
Class K Shares	(3,337,676)	(1,612,043)
Class R Shares	(853,006)	(277,306)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(3,678,061)	(9,871,897)
Class A Shares	10,367,495	(13,743,973)
Class B Shares	(2,895,118)	(10,474,344)
Class K Shares	(6,782,450)	(23,341,504)
Class R Shares	950,320	(428,525)
Short-term trading fees	56	71

Net increase/(decrease) in net assets	23,256,417	(26,013,655)
NET ASSETS:
Beginning of period	278,661,923	304,675,578

End of period	$301,918,340	$278,661,923

Distributions in excess of net investment income	$(123,652)	$(12,817)

See Notes to Financial Statements.

23

Munder Index 500 Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$3,755,224	$2,527,008
Issued as reinvestment of dividends and distributions	2,370,048	1,269,481
Redeemed	(9,803,333)	(13,668,386)

Net decrease	$(3,678,061)	$(9,871,897)

Class A Shares:
Sold*	$14,312,841	$38,602,887
Issued as reinvestment of dividends and distributions	21,417,775	8,426,749
Redeemed	(25,363,121)	(60,773,609)

Net increase/(decrease)	$10,367,495	$(13,743,973)

Class B Shares:
Sold	$373,403	$542,127
Issued as reinvestment of dividends and distributions	1,378,504	761,509
Redeemed*	(4,647,025)	(11,777,980)

Net decrease	$(2,895,118)	$(10,474,344)

Class K Shares:
Sold	$1,792,651	$4,988,781
Issued as reinvestment of dividends and distributions	3,483,508	2,107,436
Redeemed	(12,058,609)	(30,437,721)

Net decrease	$(6,782,450)	$(23,341,504)

Class R Shares:
Sold	$1,488,865	$3,970,179
Issued as reinvestment of dividends and distributions	893,300	347,803
Redeemed	(1,431,845)	(4,746,507)

Net increase/(decrease)	$950,320	$(428,525)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

24

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	169,510	129,388
Issued as reinvestment of dividends and distributions	118,684	63,797
Redeemed	(490,712)	(689,807)

Net decrease	(202,518)	(496,622)

Class A Shares:
Sold*	708,477	2,007,432
Issued as reinvestment of dividends and distributions	1,075,163	424,387
Redeemed	(1,254,474)	(3,119,772)

Net increase/(decrease)	529,166	(687,953)

Class B Shares:
Sold	18,561	27,669
Issued as reinvestment of dividends and distributions	69,206	38,310
Redeemed*	(231,461)	(608,131)

Net decrease	(143,694)	(542,152)

Class K Shares:
Sold	86,698	258,566
Issued as reinvestment of dividends and distributions	175,040	106,162
Redeemed	(592,210)	(1,550,269)

Net decrease	(330,472)	(1,185,541)

Class R Shares:
Sold	72,872	207,890
Issued as reinvestment of dividends and distributions	44,872	17,512
Redeemed	(69,308)	(241,838)

Net increase/(decrease)	48,436	(16,436)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

25

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06

Net asset value, beginning of period	$18.27		$16.76	$25.43	$31.30	$26.47	$24.84

Income/(loss) from investment operations:
Net investment income	0.15		0.27	0.37	0.49	0.48	0.44
Net realized and unrealized gain/(loss) on investments	4.04		2.18	(6.66)	(4.50)	4.83	1.60

Total from investment operations	4.19		2.45	(6.29)	(4.01)	5.31	2.04

Less distributions:
Dividends from net investment income	(0.17)		(0.28)	(0.38)	(0.50)	(0.48)	(0.41)
Distributions from net realized gains	(2.37)		(0.66)	(2.00)	(1.36)	—	—

Total distributions	(2.54)		(0.94)	(2.38)	(1.86)	(0.48)	(0.41)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$19.92		$18.27	$16.76	$25.43	$31.30	$26.47

Total return(d)	22.92%		14.18%	(26.47)%	(13.49)%	20.16%	8.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,895		$21,021	$27,609	$63,337	$79,529	$72,834
Ratio of operating expenses to average net assets	0.62	%(e)	0.57%	0.55%	0.39%	0.39%	0.41%
Ratio of net investment income to average net assets	1.50	%(e)	1.41%	2.00%	1.70%	1.59%	1.54%
Portfolio turnover rate	2%		5%	6%	3%	3%	6%
Ratio of operating expenses to average net assets without expense waivers	0.62	%(e)	0.57%	0.55%	0.39%	0.39%	0.41%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

26

A Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06

$18.22		$16.72	$25.38	$31.24	$26.42	$24.80

0.14		0.25	0.34	0.42	0.40	0.34

4.03		2.16	(6.64)	(4.48)	4.82	1.63

4.17		2.41	(6.30)	(4.06)	5.22	1.97

(0.15)		(0.25)	(0.36)	(0.44)	(0.40)	(0.35)

(2.37)		(0.66)	(2.00)	(1.36)	—	—

(2.52)		(0.91)	(2.36)	(1.80)	(0.40)	(0.35)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$19.87		$18.22	$16.72	$25.38	$31.24	$26.42

22.89%		13.98%	(26.59)%	(13.68)%	19.86%	7.95%

$230,751		$201,950	$196,811	$317,990	$460,012	$467,002

0.77	%(e)	0.72%	0.71%	0.60%	0.64%	0.66%

1.36	%(e)	1.26%	1.87%	1.46%	1.34%	1.29%
2%		5%	6%	3%	3%	6%

0.87	%(e)	0.82%	0.81%	0.64%	0.64%	0.66%

See Notes to Financial Statements.

27

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06

Net asset value, beginning of period	$18.23		$16.73	$25.39	$31.25	$26.43	$24.80

Income/(loss) from investment operations:
Net investment income	0.10		0.18	0.28	0.35	0.30	0.25
Net realized and unrealized gain/(loss) on investments	4.03		2.16	(6.64)	(4.49)	4.85	1.66

Total from investment operations	4.13		2.34	(6.36)	(4.14)	5.15	1.91

Less distributions:
Dividends from net investment income	(0.11)		(0.18)	(0.30)	(0.36)	(0.33)	(0.28)
Distributions from net realized gains	(2.37)		(0.66)	(2.00)	(1.36)	—	—

Total distributions	(2.48)		(0.84)	(2.30)	(1.72)	(0.33)	(0.28)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$19.88		$18.23	$16.73	$25.39	$31.25	$26.43

Total return(d)	22.66%		13.58%	(26.83)%	(13.91)%	19.55%	7.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,292		$16,642	$24,338	$49,290	$69,120	$76,756
Ratio of operating expenses to average net assets	1.12	%(e)	1.07%	1.05%	0.89%	0.89%	0.91%
Ratio of net investment income to average net assets	1.01	%(e)	0.91%	1.52%	1.19%	1.08%	1.04%
Portfolio turnover rate	2%		5%	6%	3%	3%	6%
Ratio of operating expenses to average net assets without expense waivers	1.62	%(e)	1.57%	1.55%	1.39%	1.39%	1.41%

(a)	Class B Shares and Class K Shares of the Fund commenced operations on October 31, 1995 and December 7, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

28

K Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06

$18.21		$16.71	$25.37	$31.22	$26.41	$24.79

0.13		0.23	0.33	0.42	0.39	0.35

4.03		2.16	(6.65)	(4.48)	4.82	1.62

4.16		2.39	(6.32)	(4.06)	5.21	1.97

(0.14)		(0.23)	(0.34)	(0.43)	(0.40)	(0.35)

(2.37)		(0.66)	(2.00)	(1.36)	—	—

(2.51)		(0.89)	(2.34)	(1.79)	(0.40)	(0.35)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$19.86		$18.21	$16.71	$25.37	$31.22	$26.41

22.85%		13.88%	(26.67)%	(13.67)%	19.83%	7.95%

$28,939		$32,558	$49,686	$122,021	$207,857	$211,158

0.87	%(e)	0.82%	0.79%	0.64%	0.64%	0.66%

1.26	%(e)	1.17%	1.76%	1.44%	1.34%	1.29%
2%		5%	6%	3%	3%	6%

0.87	%(e)	0.82%	0.79%	0.64%	0.64%	0.66%

See Notes to Financial Statements.

29

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06

Net asset value, beginning of period	$18.21		$16.71	$25.38	$31.24	$26.42	$24.80

Income/(loss) from investment operations:
Net investment income	0.10		0.18	0.27	0.34	0.33	0.27
Net realized and unrealized gain/(loss) on investments	4.03		2.16	(6.64)	(4.48)	4.82	1.63

Total from investment operations	4.13		2.34	(6.37)	(4.14)	5.15	1.90

Less distributions:
Dividends from net investment income	(0.11)		(0.18)	(0.30)	(0.36)	(0.33)	(0.28)
Distributions from net realized gains	(2.37)		(0.66)	(2.00)	(1.36)	—	—

Total distributions	(2.48)		(0.84)	(2.30)	(1.72)	(0.33)	(0.28)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$19.86		$18.21	$16.71	$25.38	$31.24	$26.42

Total return(d)	22.68%		13.59%	(26.89)%	(13.92)%	19.56%	7.68%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,041		$6,492	$6,231	$7,026	$2,649	$205
Ratio of operating expenses to average net assets	1.12	%(e)	1.07%	1.06%	0.88%	0.88%	0.91%
Ratio of net investment income to average net assets	1.01	%(e)	0.91%	1.50%	1.21%	1.10%	1.04%
Portfolio turnover rate	2%		5%	6%	3%	3%	6%
Ratio of operating expenses to average net assets without expense waivers	1.12	%(e)	1.07%	1.06%	0.88%	0.88%	0.91%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

30

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Index 500 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide performance and income that is comparable to the S&P 500® Index, a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

31

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable publicly-traded securities information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Munder Index 500 Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$310,127,523	$40,128
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$310,127,523	$40,128

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the

33

Munder Index 500 Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.20% on the first $250 million of its average daily net assets; 0.12% on the next $250 million; and 0.07% on average daily net assets

34

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

exceeding $500 million. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1882% for advisory services. Pursuant to an investment sub-advisory agreement with the Advisor, World Asset Management, Inc. (“World”) is responsible for the management of the Fund, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, World is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.12% on the first $10 million of the Fund’s average daily net assets; 0.10% on the next $40 million; 0.08% on the next $50 million; 0.04% on the next $100 million; and 0.02% on average daily net assets exceeding $200 million.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $200,724 before payment of sub-administration fees and $135,558 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1357% for administrative services.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. For the period ended December 31, 2010, Comerica Bank was paid $488 for its administrative, record keeping and other related services provided to the Fund.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also

35

Munder Index 500 Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor, World, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor (“Distributor”).

During the period ended December 31, 2010, the Distributor voluntarily waived a portion of its 12b-1 fees for Class A and Class B Shares of the Fund, amounting to $110,105 and $40,262, respectively. These waivers are collectively reflected as fees waived by distributor in the accompanying Statement of Operations.

Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the

36

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

period ended December 31, 2010, the Fund paid $104 to Comerica Securities and $729 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, K and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $6,041,710 and $37,621,398, respectively, for the period ended December 31, 2010.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $167,998,382, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $7,989,371 and net appreciation for financial reporting purposes was $160,009,011. At December 31, 2010, aggregate cost for financial reporting purposes was $150,118,512.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of December 31, 2010 is as follows:

Derivatives	Liability Derivatives	Fair Value

Equity Contracts (Futures)	Balance Sheet Location:	$40,128*
Net Assets — Net Unrealized Appreciation

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the period ended December 31, 2010, the Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Gain	Appreciation/(Depreciation)
Derivative	Recognized in Income	Recognized in Income

Equity Contracts (Futures)	$1,435,707	$673,936

37

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

At December 31, 2010, the Fund had the following open financial futures contracts*:

		Notional	Market	Gross
		Value of	Value of	Unrealized
	Contracts	Contracts	Contracts	Appreciation

S&P 500® Index, March 2011	104	$6,475,472	$6,515,600	$40,128

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

7.	Affiliated Company Securities

The term “affiliated company” includes any company with control over an investment advisor or sub-advisor to the Fund. At, or during the period ended December 31, 2010, the Fund held the following securities of a company that could be deemed to be an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/10	Cost	Shares	Proceeds	Shares	12/31/10	Income	Gain

Comerica Incorporated	$189,122	$—	—	$21,575	558	$193,333	$731	$4,422

8.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $2,015.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

38

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

June 30, 2010	$4,671,473	$10,491,621	$15,163,094
June 30, 2009	6,834,208	41,437,452	48,271,660

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Unrealized
Ordinary Income	Capital Gains	Appreciation	Total

$229,275	$20,322,315	$111,513,470	$132,065,060

The differences between book and tax distributable earnings were primarily due to wash sales, mark-to-market adjustments of futures contracts, real estate investment trust basis adjustments and deferred trustees’ fees.

11.	Subsequent Events

Management has reviewed subsequent events through the date these financial statements were issued, and determined that no events have occurred that require disclosure.

12.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling

39

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. World votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

14.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

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41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

SUB-ADVISOR

World Asset Management, Inc.
255 East Brown Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNINDEX1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder International
Equity Fund
Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,
James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

*	As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
21	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of December 31, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country in which the issuer’s headquarters is located. In the case of investments in investment companies, including exchange-traded funds, country classification is based on the country exposure represented by the investment company, which may be “multi-country.”

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Peter Collins and Brian Kozeliski

International equity markets had strong performance during the six months ended December 31, 2010, with most international equity indices posting a positive double-digit return. The Munder International Equity Fund had a 26.29% return, outperforming both the 24.18% return of its MSCI EAFE (Europe, Australasia, Far East) Index (net dividends) benchmark and the 24.18% median return for the Lipper international multi-cap value universe. In terms of country holdings, Japan, Switzerland, Norway and Hong Kong showed the greatest relative strength, while U.K. and Spain holdings were the biggest detractors from the Fund’s relative return. Turning to sectors, six of the Fund’s ten economic sectors outperformed the corresponding sector of the Fund’s MSCI EAFE benchmark, with particularly strong relative performance from the Fund’s consumer discretionary, consumer staples and energy sectors. In contrast, the financials and materials sectors of the Fund were the largest detractors from the Fund’s relative return. Overweights in the Royal Bank of Scotland Group PLC (1.7% of the Fund) and Mizuho Financial Group, Inc. (3.6%), a Japanese bank, held back returns in the Fund’s financials sector. The relative weakness of the Fund’s materials sector was largely due to the lack of positions in some of the strong performing stocks in the benchmark’s materials sector, including Rio Tinto PLC, BHP Billiton PLC and Xstrata PLC. An underweight in BHP Billiton, Ltd. (0.1%) also held back the returns of the sector.

The strong performance of the Fund’s consumer discretionary sector was largely due to an overweight in Volkswagen AG, Preferred, Non-Voting (2.3%) and Volkswagen AG (0.9%). An overweight in The Swatch Group AG (1.9%), the Swiss maker of watches, apparel, accessories and luxury goods, also added to the sector’s relative strength. A position in Leroy Seafood Group ASA (1.5%), a Norwegian food products company, and an overweight in Wesfarmers, Ltd. (1.3%), an Australian retailer whose diverse operations include supermarkets, department stores, home improvement and office supplies, were responsible for the outperformance of the Fund’s consumer staples sector. The primary contributor to the relative strength of the Fund’s energy sector was an overweight in Caltex Australia Ltd. (1.6%), a company involved in oil & gas refining & marketing. A position in Oil Refineries, Ltd. (0.5%), an Israeli firm, and an overweight in the U.K.-based BP PLC (1.9%) also contributed to the sector’s relative strength.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international multi-cap value funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

iv

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,262.91	$8.78	1.54%
Class A	$1,000.00	$1,261.90	$10.21	1.79%
Class B	$1,000.00	$1,257.46	$14.40	2.53%
Class C	$1,000.00	$1,256.91	$14.45	2.54%
Class K	$1,000.00	$1,261.93	$10.15	1.78%

Hypothetical
Class Y	$1,000.00	$1,017.44	$7.83	1.54%
Class A	$1,000.00	$1,016.18	$9.10	1.79%
Class B	$1,000.00	$1,012.45	$12.83	2.53%
Class C	$1,000.00	$1,012.40	$12.88	2.54%
Class K	$1,000.00	$1,016.23	$9.05	1.78%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

v

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vi

Munder International Equity Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 97.7%
Australia — 7.8%
73,400	Adelaide Brighton Ltd	$247,743
30,209	AMP Ltd	163,449
12,575	Ansell Ltd	163,087
975	BHP Billiton Ltd, ADR	90,597
22,078	BlueScope Steel Ltd	50,808
24,400	Boral Ltd	120,539
78,975	Caltex Australia Ltd	1,160,746
29,925	Challenger Ltd/AU	143,854
22,575	Coca-Cola Amatil Ltd	250,754
5,250	Commonwealth Bank of Australia	272,620
19,825	Iress Market Technology Ltd	177,018
114,475	Metcash Ltd	481,220
13,375	OneSteel Ltd	35,431
142,222	Qantas Airways Ltd †	369,481
23,042	QBE Insurance Group Ltd	427,748
40,775	Suncorp Group Ltd	359,077
36,938	TABCORP Holdings Ltd	268,617
29,453	Wesfarmers Ltd	963,985
550	Westpac Banking Corp, ADR	62,953

		5,809,727

Austria — 0.9%
2,300	Erste Group Bank AG	108,002
2,000	Vienna Insurance Group AG Wiener Versicherung Gruppe	103,951
9,400	Voestalpine AG	447,808

		659,761

Belgium — 0.3%
2,300	Delhaize Group SA	169,872
22,750	Dexia SA †	79,042

		248,914

Finland — 2.2%
17,725	Fortum OYJ	533,644
27,800	Huhtamaki OYJ	384,493
3,575	Kesko OYJ, B Shares	166,870
29,300	UPM-Kymmene OYJ, ADR	520,075

		1,605,082

See Notes to Financial Statements.

1

Munder International Equity Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
France — 9.0%
7,645	AXA SA	$127,189
18,175	AXA SA, ADR	302,614
5,835	BNP Paribas	371,230
8,900	BNP Paribas, ADR	284,355
6,600	Cap Gemini SA	308,068
7,875	Casino Guichard Perrachon SA	767,679
17,550	CNP Assurances	316,720
9,815	Credit Agricole SA	124,652
14,625	France Telecom SA, ADR	308,295
3,800	GDF Suez	136,343
8,334	GDF Suez, ADR	300,357
575	Lafarge SA	36,052
1,550	Plastic Omnium SA	109,777
3,800	PPR	604,275
2,225	Sanofi-Aventis SA	142,271
9,116	Sanofi-Aventis SA, ADR	293,809
1,025	SCOR SE	26,025
8,885	Total SA, ADR	475,170
25,087	Vinci SA	1,363,746
13,075	Vivendi SA	352,937

		6,751,564

Germany — 6.0%
1,144	Allianz SE	135,950
42,850	Allianz SE, ADR	508,629
2,700	BASF SE	215,398
1,350	Deutsche Bank AG	70,537
6,925	Deutsche Bank AG, GRS	360,446
36,338	Deutsche Telekom AG	468,832
17,775	E.ON AG	544,769
14,350	E.ON AG, ADR	436,383
5,150	Muenchener Rueckversicherungs AG	780,757
3,550	RWE AG	236,671
1,150	Stada Arzneimittel AG	39,003
4,650	Volkswagen AG	658,041

		4,455,416

Greece — 1.0%
50,375	Public Power Corp SA	722,975

See Notes to Financial Statements.

2

Shares		Value(a)

Hong Kong — 2.4%
196,075	Champion REIT	$115,786
77,675	China Pharmaceutical Group Ltd	43,370
227,525	Dah Chong Hong Holdings Ltd	241,494
2,050	Hang Seng Bank Ltd	33,653
925	Hopson Development Holdings Ltd †	993
65,625	Hutchison Whampoa Ltd	677,121
65,775	Kingboard Chemical Holdings Ltd	393,915
75	Kowloon Development Co Ltd	89
680	Noble Group Ltd	1,150
138,075	NWS Holdings Ltd	209,258
107,275	TPV Technology Ltd	68,455

		1,785,284

Ireland — 0.6%
29,775	Allied Irish Banks PLC, ADR †	26,202
36,900	Glanbia PLC	174,753
28,550	Smurfit Kappa Group PLC †	278,505

		479,460

Israel — 1.8%
3,675	Delek Group Ltd	946,583
484,450	Oil Refineries Ltd	357,416

		1,303,999

Italy — 3.3%
189,975	Enel SpA	949,450
22,386	ENI SpA	488,801
87,100	Intesa Sanpaolo SpA	236,275
131,275	Telecom Italia SpA	142,443
28,075	Telecom Italia SpA, Ordinary Shares, ADR	363,291
2,611	Telecom Italia SpA, Saving Shares, ADR	28,564
139,826	UniCredit SpA	289,243

		2,498,067

Japan — 23.8%
7,650	Aeon Co Ltd	95,731
25	Arnest One Corp	321
8,775	Astellas Pharma Inc	334,507
26,600	Brother Industries Ltd	394,462
6,875	Canon Inc	356,494
15,074	Canon Inc, ADR	773,899

See Notes to Financial Statements.

3

Munder International Equity Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Japan (Continued)
500	Daito Trust Construction Co Ltd	$34,241
57,300	DIC Corp	128,447
25	EDION Corp	224
25	Fuji Heavy Industries Ltd	194
100,100	Fujitsu Ltd	696,594
12,425	Fuyo General Lease Co Ltd	407,229
375	Hanwa Co Ltd	1,727
550	Hitachi Cable Ltd	1,517
25	Hitachi Kokusai Electric Inc	248
6,925	Hitachi Ltd, ADR	369,449
12,725	Honda Motor Co Ltd, ADR	502,638
60,750	Isuzu Motors Ltd	276,102
155,550	ITOCHU Corp	1,574,850
200	Kawasaki Kisen Kaisha Ltd	879
475	Kyowa Hakko Kirin Co Ltd	4,891
225,175	Marubeni Corp	1,583,630
8,925	MEIJI Holdings Co Ltd	403,433
975	Miraca Holdings Inc	39,269
130,550	Mitsubishi Chemical Holdings Corp	885,984
16,750	Mitsubishi Corp, ADR	896,963
375	Mitsubishi Materials Corp †	1,196
800	Mitsubishi Tanabe Pharma Corp	13,509
11,050	Mitsubishi UFJ Financial Group Inc, ADR	59,781
1,422,925	Mizuho Financial Group Inc	2,681,457
80,350	NEC Corp	241,476
69,425	Nichirei Corp	320,660
394,050	Nippon Light Metal Co Ltd †	732,868
10,125	Nippon Paper Group Inc	265,627
47,475	Nippon Telegraph & Telephone Corp, ADR	1,089,077
76,775	Nissan Motor Co Ltd	730,965
27,125	NOF Corp	132,635
37,725	NTT DoCoMo Inc, ADR	657,170
5	ORIX Corp	492
15,500	Rengo Co Ltd	105,192
3,500	Ricoh Co Ltd, ADR	257,110
1,975	Seven & I Holdings Co Ltd	52,787
7,450	Showa Shell Sekiyu KK	68,270
1,425	Sumitomo Mitsui Financial Group Inc	50,759
7,425	Suzuken Co Ltd	226,801

See Notes to Financial Statements.

4

Shares		Value(a)

Japan (Continued)
625	Tokyo Tatemono Co Ltd	$2,894
19,400	Tosoh Corp	63,082
23,100	Toyo Ink Manufacturing Co Ltd	113,523
18,475	Yokohama Rubber Co Ltd/The	95,572

		17,726,826

Netherlands — 5.0%
13,175	Brit Insurance Holdings NV	214,039
71,900	ING Groep NV, ADR †	703,901
15,600	Mediq NV	291,848
21,575	Royal Dutch Shell PLC, Class A, ADR	1,440,778
14,085	Royal Dutch Shell PLC, Class B, ADR	939,047
4,350	Unilever NV, NYR	136,590

		3,726,203

New Zealand — 1.2%
702,500	Air New Zealand Ltd	821,082
18,150	Fletcher Building Ltd	108,331

		929,413

Norway — 1.8%
17,725	Atea ASA	176,945
7,350	DnB NOR ASA	103,164
32,075	Leroy Seafood Group ASA	1,091,145

		1,371,254

Portugal — 0.5%
209,600	BANIF SGPS SA	243,677
48,575	EDP — Energias de Portugal SA	161,693

		405,370

Singapore — 0.7%
10,150	Jardine Cycle & Carriage Ltd	289,469
85,975	Neptune Orient Lines Ltd/Singapore †	146,044
11,625	Venture Corp Ltd	83,880

		519,393

Spain — 3.8%
14,900	Almirall SA	135,792
33,357	Banco Bilbao Vizcaya Argentaria SA, ADR	339,241
105,706	Banco Santander SA, ADR	1,125,769
675	Endesa SA	17,404

See Notes to Financial Statements.

5

Munder International Equity Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Spain (Continued)
17,625	Fomento de Construcciones y Contratas SA	$463,038
12,500	Gas Natural SDG SA	191,926
12,850	Repsol YPF SA	358,025
2,675	Telefonica SA, ADR	183,023

		2,814,218

Sweden — 2.2%
14,775	Boliden AB	300,304
375	NCC AB, A Shares	8,207
43,125	Peab AB	367,088
41,100	Svenska Cellulosa AB, B Shares	648,981
20,125	Swedbank AB, Class A †	280,676

		1,605,256

Switzerland — 7.2%
1,350	Credit Suisse Group AG	54,390
200	Galenica AG	120,856
3,775	GAM Holding AG †	62,378
200	Helvetia Holding AG	76,898
7,550	Holcim Ltd	570,489
8,625	Nestle SA, ADR	507,323
3,511	Novartis AG	206,342
18,107	Novartis AG, ADR	1,067,408
100	Roche Holding AG	14,652
975	Schmolz + Bickenbach AG †	9,865
17,925	Swatch Group AG/The	1,445,503
2,350	Swiss Life Holding AG †	339,807
35,450	Zurich Financial Services AG, ADR	917,800

		5,393,711

United Kingdom — 16.2%
32,050	AstraZeneca PLC, ADR	1,480,389
125,982	Aviva PLC	771,924
61,650	Barclays PLC, ADR	1,018,458
53,626	BP PLC	389,238
23,275	BP PLC, ADR	1,028,057
10,175	British American Tobacco PLC	390,806
12,000	British American Tobacco PLC, ADR	932,400
179,850	DS Smith PLC	566,977
17,918	GlaxoSmithKline PLC	346,406

See Notes to Financial Statements.

6

Shares		Value(a)

United Kingdom (Continued)
13,836	GlaxoSmithKline PLC, ADR	$542,648
21,550	Home Retail Group PLC	63,333
2,097	HSBC Holdings PLC, ADR	107,031
3,300	Imperial Tobacco Group PLC, ADR	203,775
31,315	Inchcape PLC †	174,104
4,850	Johnson Matthey PLC	154,106
173,545	Lloyds Banking Group PLC, ADR †	713,270
57,950	Mondi PLC	463,946
196,775	Old Mutual PLC	377,661
4,800	Rexam PLC, ADR	123,888
100,525	Royal Bank of Scotland Group PLC, ADR †	1,238,468
37,894	Vodafone Group PLC, ADR	1,001,538

		12,088,423

TOTAL COMMON STOCKS
(Cost $62,133,746)		72,900,316

PREFERRED STOCK — 2.3%
(Cost $651,996)
Germany — 2.3%
10,825	Volkswagen AG	1,756,105

INVESTMENT COMPANY — 0.2%
(Cost $104,972)
Multi-Country — 0.2%
3,850	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	151,729

TOTAL INVESTMENTS
(Cost $62,890,714)	100.2%	74,808,150
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(162,163)

NET ASSETS	100.0%	$74,645,987

†	Non-income producing security.

(a)	As of December 31, 2010, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:
ADR	— American Depositary Receipt
GRS	— Global Registered Shares
NYR	— New York Registered Shares

See Notes to Financial Statements.

7

Munder International Equity Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

At December 31, 2010, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Commercial Banks	13.2%	$9,849,977
Oil, Gas & Consumable Fuels	9.0	6,705,548
Insurance	8.0	5,950,239
Pharmaceuticals	6.2	4,664,997
Trading Companies & Distributors	5.4	4,058,320
Electric Utilities	4.5	3,366,318
Food & Staples Retailing	3.6	2,698,144
Food Products	3.5	2,633,904
Diversified Telecommunication Services	3.5	2,583,525
Construction & Engineering	3.0	2,202,080
Automobiles	2.9	2,167,940
Paper & Forest Products	2.5	1,898,629
Industrial Conglomerates	2.5	1,832,962
Office Electronics	2.4	1,781,966
Chemicals	2.3	1,693,174
Metals & Mining	2.2	1,668,877
Wireless Telecommunication Services	2.2	1,658,708
Tobacco	2.0	1,526,981
Containers & Packaging	2.0	1,459,055
Textiles, Apparel & Luxury Goods	1.9	1,445,503
Diversified Financial Services	1.7	1,255,476
Airlines	1.6	1,190,562
Construction Materials	1.5	1,083,154
Computers & Peripherals	1.3	1,006,525
Electronic Equipment & Instruments	1.1	847,244
Distributors	0.9	705,066
Health Care Providers & Services	0.9	678,774
Multi-Utilities	0.9	673,371
Information Technology Services	0.9	662,031
Multiline Retail	0.8	604,275
Capital Markets	0.7	547,751
Media	0.5	352,937
Hotels, Restaurants & Leisure	0.4	268,617
Beverages	0.3	250,754
Auto Components	0.3	205,349
Gas Utilities	0.3	191,926
Health Care Equipment & Supplies	0.2	163,087
Marine	0.2	146,923
Real Estate Investment Trusts (REITs)	0.2	115,786

See Notes to Financial Statements.

8

	% of
	Net Assets		Value

Internet & Catalog Retail	0.1%		$63,333
Real Estate Management & Development	0.1		38,217
Electrical Equipment	0.0	#	1,517
Household Durables	0.0	#	321
Communications Equipment	0.0	#	249
Specialty Retail	0.0	#	224

TOTAL COMMON STOCKS	97.7		72,900,316

PREFERRED STOCK	2.3		1,756,105
INVESTMENT COMPANY	0.2		151,729

TOTAL INVESTMENTS	100.2		74,808,150
OTHER ASSETS AND LIABILITIES (NET)	(0.2)		(162,163)

NET ASSETS	100.0%		$74,645,987

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

9

Munder International Equity Fund

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$74,808,150
Foreign currency, at value	140,396
Dividends receivable	121,081
Receivable for investment securities sold	527,624
Receivable for Fund shares sold	549
Prepaid expenses and other assets	52,185

Total Assets	75,649,985

LIABILITIES:
Due to custodian	606,181
Payable for Fund shares redeemed	116,754
Trustees’ fees and expenses payable	183,358
Transfer agency/record keeping fees payable	23,794
Custody fees payable	14,314
Administration fees payable	10,581
Distribution and shareholder servicing fees payable — Class A, B and C Shares	5,121
Shareholder servicing fees payable — Class K Shares	3,507
Investment advisory fees payable	1,531
Accrued expenses and other payables	38,857

Total Liabilities	1,003,998

NET ASSETS	$74,645,987

Investments, at cost	$62,890,714

Foreign currency, at cost	$137,536

See Notes to Financial Statements.

10

NET ASSETS consist of:
Undistributed net investment income	$159,704
Accumulated net realized loss on investments sold	(42,369,899)
Net unrealized appreciation of investments	11,926,293
Paid-in capital	104,929,889

$74,645,987

NET ASSETS:
Class Y Shares	$45,598,991

Class A Shares	$11,636,598

Class B Shares	$907,677

Class C Shares	$2,289,276

Class K Shares	$14,213,445

SHARES OUTSTANDING:
Class Y Shares	3,198,076

Class A Shares	827,017

Class B Shares	67,706

Class C Shares	168,593

Class K Shares	1,010,566

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$14.26

CLASS A SHARES:
Net asset value and redemption price per share	$14.07

Maximum sales charge	5.50%
Maximum offering price per share	$14.89

CLASS B SHARES:
Net asset value and offering price per share*	$13.41

CLASS C SHARES:
Net asset value and offering price per share*	$13.58

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$14.06

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Equity Fund

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$877,291

Total Investment Income	877,291

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	13,847
Class B Shares	4,737
Class C Shares	11,265
Shareholder servicing fees:
Class K Shares	20,814
Investment advisory fees	289,118
Administration fees	63,013
Trustees’ fees and expenses	53,193
Custody fees	51,750
Transfer agency/record keeping fees	49,996
Registration and filing fees	29,326
Legal and audit fees	25,915
Other	29,337

Total Expenses	642,311

NET INVESTMENT INCOME	234,980

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	482,565
Foreign currency-related transactions	2,240
Net change in unrealized appreciation/(depreciation) of:
Securities	16,802,442
Foreign currency-related transactions	12,106

Net realized and unrealized gain on investments	17,299,353

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,534,333

(a)	Net of foreign withholding taxes of $70,466.

See Notes to Financial Statements.

12

Munder International Equity Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income	$234,980	$1,311,273
Net realized gain/(loss) from security transactions and foreign currency-related transactions	484,805	(11,088,545)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	16,814,548	17,353,390

Net increase in net assets resulting from operations	17,534,333	7,576,118
Dividends to shareholders from net investment income:
Class Y Shares	(1,139,561)	(2,476,625)
Class A Shares	(269,062)	(466,199)
Class B Shares	(14,730)	(56,030)
Class C Shares	(36,743)	(105,630)
Class K Shares	(335,552)	(897,593)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(5,793,360)	(57,661,657)
Class A Shares	(161,900)	(3,162,626)
Class B Shares	(221,949)	(633,583)
Class C Shares	(157,925)	(401,556)
Class K Shares	(4,018,406)	(6,062,202)
Short-term trading fees	336	982

Net increase/(decrease) in net assets	5,385,481	(64,346,601)
NET ASSETS:
Beginning of period	69,260,506	133,607,107

End of period	$74,645,987	$69,260,506

Undistributed net investment income	$159,704	$1,720,372

See Notes to Financial Statements.

13

Munder International Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$3,310,122	$6,029,898
Issued as reinvestment of dividends	957,725	2,231,536
Redeemed	(10,061,207)	(65,923,091)

Net decrease	$(5,793,360)	$(57,661,657)

Class A Shares:
Sold*	$935,479	$3,503,544
Issued as reinvestment of dividends	209,960	381,155
Redeemed	(1,307,339)	(7,047,325)

Net decrease	$(161,900)	$(3,162,626)

Class B Shares:
Sold	$23,365	$106,529
Issued as reinvestment of dividends	11,171	43,174
Redeemed*	(256,485)	(783,286)

Net decrease	$(221,949)	$(633,583)

Class C Shares:
Sold	$33,676	$275,456
Issued as reinvestment of dividends	23,234	67,779
Redeemed	(214,835)	(744,791)

Net decrease	$(157,925)	$(401,556)

Class K Shares:
Sold	$47,923	$700,304
Issued as reinvestment of dividends	36,037	71,675
Redeemed	(4,102,366)	(6,834,181)

Net decrease	$(4,018,406)	$(6,062,202)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

14

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	238,802	437,685
Issued as reinvestment of dividends	67,115	161,238
Redeemed	(721,453)	(5,110,790)

Net decrease	(415,536)	(4,511,867)

Class A Shares:
Sold*	67,811	260,920
Issued as reinvestment of dividends	14,902	27,903
Redeemed	(97,466)	(516,903)

Net decrease	(14,753)	(228,080)

Class B Shares:
Sold	1,779	8,362
Issued as reinvestment of dividends	832	3,313
Redeemed*	(20,146)	(61,155)

Net decrease	(17,535)	(49,480)

Class C Shares:
Sold	2,474	20,012
Issued as reinvestment of dividends	1,709	5,139
Redeemed	(16,722)	(58,355)

Net decrease	(12,539)	(33,204)

Class K Shares:
Sold	3,245	55,687
Issued as reinvestment of dividends	2,559	5,251
Redeemed	(302,496)	(497,817)

Net decrease	(296,692)	(436,879)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

15

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$11.58		$11.90	$17.91	$22.28	$18.14	$14.22

Income/(loss) from investment operations:
Net investment income	0.05		0.21	0.35	0.53	0.48	0.30
Net realized and unrealized gain/(loss) on investments	2.99		0.12	(5.20)	(3.24)	4.61	3.76

Total from investment operations	3.04		0.33	(4.85)	(2.71)	5.09	4.06

Less distributions:
Dividends from net investment income	(0.36)		(0.65)	(0.52)	(0.38)	(0.31)	(0.19)
Distributions from net realized gains	—		—	(0.64)	(1.28)	(0.64)	—

Total distributions	(0.36)		(0.65)	(1.16)	(1.66)	(0.95)	(0.19)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.05

Net asset value, end of period	$14.26		$11.58	$11.90	$17.91	$22.28	$18.14

Total return(d)	26.29%		1.90%	(28.20)%	(13.09)%	28.81%	29.11	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$45,599		$41,828	$96,669	$130,837	$146,336	$101,748
Ratio of operating expenses to average net assets	1.54	%(f)	1.45%	1.22%	1.14%	1.19%	1.28%
Ratio of net investment income to average net assets	0.75	%(f)	1.58%	2.96%	2.70%	2.39%	1.81%
Portfolio turnover rate	12%		48%	45%	31%	51%	43%
Ratio of operating expenses to average net assets without expense waivers	1.54	%(f)	1.45%	1.22%	1.14%	1.19%	1.28%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and November 30, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 28.75% for Class Y Shares and 28.41% for Class A Shares.

(f)	Annualized.

See Notes to Financial Statements.

16

A Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$11.41		$11.73	$17.70	$22.05	$17.97	$14.09

0.03		0.18	0.31	0.48	0.43	0.28

2.96		0.12	(5.14)	(3.21)	4.55	3.70

2.99		0.30	(4.83)	(2.73)	4.98	3.98

(0.33)		(0.62)	(0.50)	(0.34)	(0.26)	(0.15)
—		—	(0.64)	(1.28)	(0.64)	—

(0.33)		(0.62)	(1.14)	(1.62)	(0.90)	(0.15)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	—	0.05

$14.07		$11.41	$11.73	$17.70	$22.05	$17.97

26.19%		1.66%	(28.45)%	(13.30)%	28.48%	28.77	%(e)

$11,637		$9,607	$12,554	$22,568	$23,553	$15,034

1.79	%(f)	1.71%	1.46%	1.39%	1.44%	1.53%

0.48	%(f)	1.36%	2.65%	2.46%	2.14%	1.70%
12%		48%	45%	31%	51%	43%

1.79	%(f)	1.71%	1.46%	1.39%	1.44%	1.53%

See Notes to Financial Statements.

17

Munder International Equity Fund(a)
 Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.84		$11.17	$16.96	$21.23	$17.32	$13.59

Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)		0.07	0.20	0.29	0.30	0.07
Net realized and unrealized gain/(loss) on investments	2.81		0.11	(4.91)	(3.06)	4.37	3.66

Total from investment operations	2.79		0.18	(4.71)	(2.77)	4.67	3.73

Less distributions:
Dividends from net investment income	(0.22)		(0.51)	(0.44)	(0.22)	(0.12)	(0.05)
Distributions from net realized gains	—		—	(0.64)	(1.28)	(0.64)	—

Total distributions	(0.22)		(0.51)	(1.08)	(1.50)	(0.76)	(0.05)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.05

Net asset value, end of period	$13.41		$10.84	$11.17	$16.96	$21.23	$17.32

Total return(d)	25.75%		0.83%	(28.90)%	(13.98)%	27.50%	27.87	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$908		$924	$1,504	$3,875	$5,468	$3,328
Ratio of operating expenses to average net assets	2.53	%(f)	2.47%	2.20%	2.14%	2.19%	2.29%
Ratio of net investment income/(loss) to average net assets	(0.25	)%(f)	0.55%	1.74%	1.53%	1.53%	0.46%
Portfolio turnover rate	12%		48%	45%	31%	51%	43%
Ratio of operating expenses to average net assets without expense waivers	2.53	%(f)	2.47%	2.20%	2.14%	2.19%	2.29%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 9, 1994 and September 29, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 27.50% for Class B Shares and 27.44% for Class C Shares.

(f)	Annualized.

See Notes to Financial Statements.

18

C Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$10.98		$11.30	$17.15	$21.45	$17.49	$13.73

(0.02)		0.09	0.21	0.30	0.30	0.14

2.84		0.10	(4.98)	(3.10)	4.42	3.62

2.82		0.19	(4.77)	(2.80)	4.72	3.76

(0.22)		(0.51)	(0.44)	(0.22)	(0.12)	(0.05)
—		—	(0.64)	(1.28)	(0.64)	—

(0.22)		(0.51)	(1.08)	(1.50)	(0.76)	(0.05)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	—	0.05

$13.58		$10.98	$11.30	$17.15	$21.45	$17.49

25.69%		0.92%	(28.97)%	(13.92)%	27.52%	27.80	%(e)

$2,289		$1,989	$2,422	$5,364	$7,093	$3,746

2.54	%(f)	2.47%	2.21%	2.14%	2.19%	2.28%

(0.27	)%(f)	0.66%	1.79%	1.57%	1.55%	0.84%
12%		48%	45%	31%	51%	43%

2.54	%(f)	2.47%	2.21%	2.14%	2.19%	2.28%

See Notes to Financial Statements.

19

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$11.41		$11.73	$17.70	$22.05	$17.96	$14.08

Income/(loss) from investment operations:
Net investment income	0.03		0.18	0.29	0.47	0.42	0.25
Net realized and unrealized gain/(loss) on investments	2.95		0.12	(5.12)	(3.20)	4.57	3.73

Total from investment operations	2.98		0.30	(4.83)	(2.73)	4.99	3.98

Less distributions:
Dividends from net investment income	(0.33)		(0.62)	(0.50)	(0.34)	(0.26)	(0.15)
Distributions from net realized gains	—		—	(0.64)	(1.28)	(0.64)	—

Total distributions	(0.33)		(0.62)	(1.14)	(1.62)	(0.90)	(0.15)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.05

Net asset value, end of period	$14.06		$11.41	$11.73	$17.70	$22.05	$17.96

Total return(d)	26.19%		1.66%	(28.41)%	(13.31)%	28.50%	28.79	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,213		$14,913	$20,457	$56,416	$65,175	$50,324
Ratio of operating expenses to average net assets	1.78	%(f)	1.71%	1.45%	1.39%	1.44%	1.53%
Ratio of net investment income to average net assets	0.49	%(f)	1.36%	2.44%	2.38%	2.11%	1.54%
Portfolio turnover rate	12%		48%	45%	31%	51%	43%
Ratio of operating expenses to average net assets without expense waivers	1.78	%(f)	1.71%	1.45%	1.39%	1.44%	1.53%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 28.43% for Class K Shares.

(f)	Annualized.

See Notes to Financial Statements.

20

Munder International Equity Fund

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder International Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

21

Munder International Equity Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder International Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities*

Level 1 — Quoted Prices	$74,808,150
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$74,808,150

*	Securities that were fair valued due to a significant event with a total value of $42,733,901 on June 30, 2010 were transferred from Level 2 to Level 1 during the period ended December 31, 2010.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency exchange spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars.

23

Munder International Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Foreign currency exchange spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has

24

Munder International Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $63,013 before payment of sub-administration fees and $42,108 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1635% for administrative services.

As of December 31, 2010, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $2,122 for its administrative, record keeping and other related services provided to the Fund for the period ended December 31, 2010.

25

Munder International Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor, Comerica or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the period ended December 31, 2010, the Fund paid $175 to Comerica Securities

26

Munder International Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

and $19,376 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $9,057,906 and $19,428,696, respectively, for the period ended December 31, 2010.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $16,968,922, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $5,051,486 and net appreciation for financial reporting purposes was $11,917,436. At December 31, 2010, aggregate cost for financial reporting purposes was $62,890,714.

6.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

7.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the

27

Munder International Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $507.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, Fair fund distribution payments and prior year merger capital loss carryover adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$676,235	$2,351,970	$(3,028,205)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

		Long-term
	Ordinary	Capital
	Income	Gains	Total

June 30, 2010	$4,002,077	$—	$4,002,077
June 30, 2009	6,036,815	7,572,836	13,609,651

28

Munder International Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October	Capital Loss	Unrealized
Income	Loss	Carryover	Depreciation	Total

$1,795,314	$(1,465,998)	$(40,984,443)	$(5,295,240)	$(45,950,367)

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions, Lehman Buy-in adjustments and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $40,984,443 of unused capital losses of which $5,252,185, $153,688 and $35,578,570 expire in 2011, 2017 and 2018, respectively. Some of the losses were inherited in the February 4, 2005 merger with the Munder International Growth and the Munder Emerging Markets Funds. The losses obtained in these mergers may be subject to limitations. In addition, the fund obtained unrealized built in gains of $3,016,373 in the merger with the Munder International Growth Fund.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2009 and June 30, 2010 of $1,465,998.

10.	Subsequent Events

Management has reviewed subsequent events through the date these financial statements were issued, and determined that no events have occurred that require disclosure.

11.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

29

Munder International Equity Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

12.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

30

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNINTLEQ1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder International
Fund — Core Equity
Class Y, A, C & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very truly yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

* As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
17	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of December 31, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Remi Browne and Peter Carpenter

International equity markets had strong performance for the six months ended December 31, 2010, with most international equity indices posting double-digit returns. The Munder International Fund — Core Equity had strong absolute and relative performance for the six-month time period. With its return of 26.46%, the Fund outperformed both the 24.18% return for its MSCI EAFE (Europe, Australasia, Far East) Index (net dividends) benchmark and the 25.39% median return for the Lipper international multi-cap core universe.

In terms of sectors, the financials, materials and utilities sectors had a significant positive impact on the Fund’s performance relative to its MSCI EAFE benchmark, as did its holdings in a number of countries, including the U.K., Japan, Germany, Hong Kong and Australia. These positive factors more than offset the relative weakness of the Fund’s consumer staples sector and its Netherlands holdings. The relative performance of the Fund’s consumer staples sector was held back by overweighted positions in a number of food-related companies, including Koninklijke Ahold NV (0.3% of the Fund), a Netherlands food retailer, Toyo Suisan Kaisha, Ltd., a Japanese company specializing in ramen noodles, which was eliminated from the Fund in August, and Delhaize Group, a Belgian food retailer, and Japan-based Nippon Meat Packers, Inc., both of which were sold from the Fund in September. Koninklijke Ahold and Koninklijke Philips Electronics NV (0.5%) held back the relative performance of the Fund’s Netherlands holdings.

The relative strength of the Fund’s financials sector was due to overweights in a number of strong performing stocks, including DnB NOR ASA (1.4%), a Norwegian commercial bank, and three U.K. firms: ICAP PLC (0.8%), an investment banking and brokerage firm, Schroders PLC (0.5%), a multi-national asset management company, and Aviva PLC (0.7%), a multi-line insurance company. The strength of that sector was also boosted by underweights in HSBC Holdings PLC (1.0%), a U.K. commercial bank, and Credit Suisse Group AG, a Swiss financial services company that was eliminated from the Fund in July.

The outperformance of the Fund’s materials sector was due to overweighted positions in a number of stocks with returns well in excess of 50% for the six months ended December 31, including two German chemical companies, Lanxess AG (1.4%) and BASF SE (1.7%), and a number of firms with mining operations, including Rio Tinto, Ltd. (1.9%), an Australian coal mining company, Xstrata PLC (1.4%) the U.K.-traded security of a Swiss mining company with a focus on coal, nickel and copper, and Antofagasta PLC, a U.K.-based company that has international copper mining operations. The Antofagasta stock was sold in September. An overweight in International Power PLC (0.3%), a U.K. independent electricity generating company, and the lack of a position in Tokyo Electrical Power Co., Inc., were largely responsible for the relative strength of the Fund’s utilities sector.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international multi-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period(1),(2)	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,264.57	$7.71	1.35%
Class A	$1,000.00	$1,263.24	$9.13	1.60%
Class C	$1,000.00	$1,257.05	$13.37	2.35%
Class I	$1,000.00	$1,267.84	$6.29	1.10%

Hypothetical
Class Y	$1,000.00	$1,018.40	$6.87	1.35%
Class A	$1,000.00	$1,017.14	$8.13	1.60%
Class C	$1,000.00	$1,013.36	$11.93	2.35%
Class I	$1,000.00	$1,019.66	$5.60	1.10%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

(2)	Effective 12/23/10, Munder Capital Management contractually agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.22%, 1.47%, 2.22% and 0.96% for Class Y, A, C and I Shares, respectively. If this arrangement had been in place during the entire one-half year period ended 12/31/10, expenses paid on an actual $1,000 investment during the period would have been $6.96, $8.39, $12.63, and $5.49 for Class Y, A, C, and I Shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return during the period would have been $6.21, $7.48, $11.27, and $4.89 for Class Y, A, C, and I Shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder International Fund — Core Equity

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 96.8%
Australia — 7.3%
33,816	Adelaide Brighton Ltd	$114,137
16,685	Australia & New Zealand Banking Group Ltd	398,478
11,522	BHP Billiton Ltd	533,258
16,899	Fortescue Metals Group Ltd †	113,039
129,521	Goodman Group	86,108
6,610	Ramsay Health Care Ltd	120,341
5,993	Rio Tinto Ltd	523,900
44,600	Stockland	164,221

		2,053,482

Austria — 0.3%
1,866	Erste Group Bank AG	87,623

Belgium — 0.6%
1,397	Bekaert SA	160,359

Denmark — 2.6%
2,700	Carlsberg A/S, Series B	270,336
1,509	Danisco A/S	137,968
7,500	Danske Bank A/S †	192,271
1,201	Novo Nordisk A/S, Class B	135,429

		736,004

Finland — 1.5%
7,448	Fortum OYJ	224,236
2,852	Kesko OYJ, B Shares	133,123
19,438	M-real OYJ, B Shares †	65,976

		423,335

France — 8.9%
6,805	BNP Paribas	432,942
1,528	Cap Gemini SA	71,322
3,762	Danone	236,377
3,268	GDF Suez	117,255
718	L’Oreal SA	79,712
3,146	Legrand SA	128,117
863	LVMH Moet Hennessy Louis Vuitton SA	141,962
3,213	Renault SA †	186,769
4,516	Sanofi-Aventis SA	288,762
9,029	Societe Television Francaise 1	156,851
9,494	STMicroelectronics NV	98,183
1,699	Technip SA	156,883

See Notes to Financial Statements.

1

Munder International Fund — Core Equity

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
France (Continued)
4,530	Total SA	$240,019
5,649	Vivendi SA	152,485

		2,487,639

Germany — 7.9%
5,975	BASF SE	476,668
2,005	Bayer AG	148,164
3,779	Daimler AG †	256,180
6,935	Deutsche Telekom AG	89,475
3,406	Hannover Rueckversicherung AG	182,672
4,806	Lanxess AG	379,556
1,613	Metro AG	116,136
1,826	Rheinmetall AG	146,820
2,170	SAP AG	110,481
1,648	Siemens AG	204,146
503	Wacker Chemie AG	87,784

		2,198,082

Hong Kong — 2.6%
18,400	Bank of East Asia Ltd	77,882
37,000	Cathay Pacific Airways Ltd	102,106
21,000	Cheung Kong Holdings Ltd	323,667
19,000	Cheung Kong Infrastructure Holdings Ltd	87,021
17,000	Wharf Holdings Ltd	130,790

		721,466

Israel — 0.6%
1,885	Check Point Software Technologies Ltd †	87,200
1,575	Teva Pharmaceutical Industries Ltd, ADR	82,105

		169,305

Italy — 2.7%
46,430	Enel SpA	232,046
7,899	ENI SpA	172,476
3,551	Saipem SpA	174,813
36,326	Snam Rete Gas SpA	180,578

		759,913

Japan — 22.6%
3,400	Aisin Seiki Co Ltd	120,313
11,000	Asahi Glass Co Ltd	128,575
1,600	Canon Inc	82,966

See Notes to Financial Statements.

2

Shares		Value(a)

Japan (Continued)
30,000	Chiba Bank Ltd/The	$195,098
7,000	Daihatsu Motor Co Ltd	107,427
4,100	Daito Trust Construction Co Ltd	280,774
15,000	Daiwa House Industry Co Ltd	184,382
3,163	Dena Co Ltd	113,446
4,100	FamilyMart Co Ltd	154,526
600	FANUC CORP	92,154
19,000	Fujitsu Ltd	132,221
7,600	Honda Motor Co Ltd	300,948
14,900	JX Holdings Inc	101,120
5,200	Komatsu Ltd	157,364
1,700	Kyocera Corp	173,580
27,000	Mitsubishi Chemical Holdings Corp	183,237
12,900	Mitsubishi Corp	349,233
11,900	Mitsui & Co Ltd	196,550
17,000	Mitsui OSK Lines Ltd	116,000
61,200	Mizuho Financial Group Inc	115,329
3,300	Nihon Kohden Corp	71,129
8,000	Nippon Electric Glass Co Ltd	115,482
5,057	Nippon Telegraph & Telephone Corp	228,901
1,340	Nippon Television Network Corp	210,762
27,100	Nissan Motor Co Ltd	258,016
4,900	Nitto Denko Corp	230,847
2,790	ORIX Corp	274,567
6,100	Sega Sammy Holdings Inc	116,080
17,600	Showa Shell Sekiyu KK	161,281
13,500	Sumitomo Electric Industries Ltd	187,560
11,000	Sumitomo Metal Mining Co Ltd	192,253
6,000	Sumitomo Mitsui Financial Group Inc	213,721
35,053	Sumitomo Trust & Banking Co Ltd/The	221,051
4,000	Taisho Pharmaceutical Co Ltd	87,548
2,500	Takeda Pharmaceutical Co Ltd	123,014
2,200	Tokyo Electron Ltd	139,278
27,000	Tokyo Gas Co Ltd	119,719
8,500	UNY Co Ltd	85,953

		6,322,405

Netherlands — 2.2%
3,400	ASML Holding NV	131,305
7,296	Koninklijke Ahold NV	96,287
9,443	Koninklijke KPN NV	137,796

See Notes to Financial Statements.

3

Munder International Fund — Core Equity

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Netherlands (Continued)
5,010	Koninklijke Philips Electronics NV	$153,446
1,141	Nutreco NV	86,589

		605,423

Norway — 1.7%
27,700	DnB NOR ASA	388,793
86,000	Marine Harvest ASA	90,937

		479,730

Portugal — 0.4%
32,321	EDP — Energias de Portugal SA	107,588

Singapore — 0.7%
141,000	Golden Agri-Resources Ltd	87,895
29,000	SembCorp Industries Ltd	116,149

		204,044

Spain — 2.8%
21,559	Banco Santander SA (b)	228,400
66,107	Mapfre SA	183,568
4,735	Repsol YPF SA	131,926
10,810	Telefonica SA	245,066

		788,960

Sweden — 3.5%
6,781	Castellum AB	92,303
25,500	Skandinaviska Enskilda Banken AB, A Shares	212,701
4,200	SKF AB, B Shares	119,649
2,692	Svenska Handelsbanken AB, A Shares	86,016
8,723	Tele2 AB, B Shares	181,058
11,014	TeliaSonera AB	87,285
10,800	Volvo AB, B Shares †	190,286

		969,298

Switzerland — 6.2%
1,366	Adecco SA	89,484
4,613	Cie Financiere Richemont SA	271,353
2,292	Nestle SA	134,211
7,489	Novartis AG	440,129
1,115	Roche Holding AG	163,374
688	Swiss Life Holding AG †	99,484

See Notes to Financial Statements.

4

Shares		Value(a)

Switzerland (Continued)
9,893	UBS AG †	$162,415
1,496	Zurich Financial Services AG	387,520

		1,747,970

United Kingdom — 21.7%
29,933	Amlin PLC	190,828
5,663	AstraZeneca PLC	257,989
33,553	Aviva PLC	205,588
47,883	BAE Systems PLC	246,359
17,495	Balfour Beatty PLC	85,348
47,456	Beazley PLC	85,087
39,852	BP PLC	289,261
18,994	British Airways PLC †	80,697
11,398	British American Tobacco PLC	437,779
70,391	BT Group PLC	198,422
34,578	Centrica PLC	178,767
12,377	Cookson Group PLC †	127,071
6,022	GlaxoSmithKline PLC	116,422
27,949	HSBC Holdings PLC	283,719
27,352	ICAP PLC	228,148
21,364	IG Group Holdings PLC	169,874
12,401	International Power PLC	84,607
76,270	ITV PLC †	83,298
54,275	Kingfisher PLC	222,889
46,369	Logica PLC	94,705
4,666	Petrofac Ltd	115,450
2,671	Reckitt Benckiser Group PLC	146,793
18,158	Royal Dutch Shell PLC, B Shares (b)	598,759
5,181	Schroders PLC	149,841
24,901	Stagecoach Group PLC	82,383
31,258	Tesco PLC	207,121
5,811	Travis Perkins PLC	95,854
148,629	Vodafone Group PLC (b)	384,204
6,160	Whitbread PLC	171,913
15,429	WM Morrison Supermarkets PLC	64,372
16,880	Xstrata PLC	396,211

		6,079,759

TOTAL COMMON STOCKS
(Cost $24,750,668)		27,102,385

See Notes to Financial Statements.

5

Munder International Fund — Core Equity

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

PREFERRED STOCKS — 2.0%
Germany — 2.0%
2,990	Fresenius SE	$255,994
4,795	Henkel AG & Co KGaA	298,176

TOTAL PREFERRED STOCKS
(Cost $493,630)		554,170

INVESTMENT COMPANY — 0.7%
(Cost $200,783)
200,783	State Street Institutional Liquid Reserves Fund	200,783

TOTAL INVESTMENTS
(Cost $25,445,081)	99.5%	27,857,338
OTHER ASSETS AND LIABILITIES (Net)	0.5	129,798

NET ASSETS	100.0%	$27,987,136

†	Non-income producing security.

(a)	As of December 31, 2010, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

ABBREVIATION:
ADR — American Depositary Receipt

At December 31, 2010, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Commercial Banks	11.2%	$3,134,024
Pharmaceuticals	6.6	1,842,936
Metals & Mining	6.3	1,758,662
Oil, Gas & Consumable Fuels	6.0	1,694,841
Chemicals	4.8	1,358,092
Insurance	4.8	1,334,746
Diversified Telecommunication Services	4.2	1,168,003
Automobiles	4.0	1,109,340
Real Estate Management & Development	3.6	1,011,916
Food & Staples Retailing	3.1	857,517
Food Products	2.8	773,976
Industrial Conglomerates	2.7	747,632
Electric Utilities	2.3	650,891
Trading Companies & Distributors	2.3	641,637
Media	2.1	603,396
Machinery	2.0	559,454

See Notes to Financial Statements.

6

	% of
	Net Assets	Value

Capital Markets	1.9%	$540,404
Electrical Equipment	1.7	476,036
Energy Equipment & Services	1.6	447,146
Diversified Financial Services	1.6	444,441
Tobacco	1.6	437,779
Textiles, Apparel & Luxury Goods	1.5	413,315
Wireless Telecommunication Services	1.4	384,204
Semiconductors & Semiconductor Equipment	1.3	368,766
Gas Utilities	1.1	300,297
Multi-Utilities	1.1	296,022
Electronic Equipment & Instruments	1.0	289,063
Beverages	1.0	270,336
Real Estate Investment Trusts (REITs)	0.9	250,329
Aerospace & Defense	0.9	246,359
Specialty Retail	0.8	222,889
Software	0.7	197,681
Airlines	0.6	182,803
Hotels, Restaurants & Leisure	0.6	171,913
Information Technology Services	0.6	166,027
Household Products	0.5	146,793
Computers & Peripherals	0.5	132,221
Building Products	0.5	128,575
Health Care Providers & Services	0.4	120,341
Auto Components	0.4	120,313
Leisure Equipment & Products	0.4	116,080
Marine	0.4	116,000
Construction Materials	0.4	114,137
Internet & Catalog Retail	0.4	113,446
Professional Services	0.3	89,484
Construction & Engineering	0.3	85,348
Independent Power Producers & Energy Traders	0.3	84,607
Office Electronics	0.3	82,966
Road & Rail	0.3	82,383
Personal Products	0.3	79,712
Health Care Equipment & Supplies	0.2	71,129
Paper & Forest Products	0.2	65,977

TOTAL COMMON STOCKS	96.8	27,102,385
PREFERRED STOCKS:
Household Products	1.1	298,176
Health Care Providers & Services	0.9	255,994

TOTAL PREFERRED STOCKS	2.0	554,170
INVESTMENT COMPANY	0.7	200,783

TOTAL INVESTMENTS	99.5	27,857,338
OTHER ASSETS AND LIABILITIES (NET)	0.5	129,798

NET ASSETS	100.0%	$27,987,136

See Notes to Financial Statements.

7

Munder International Fund — Core Equity

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$27,857,338
Foreign currency, at value	25,690
Dividends receivable	119,324
Receivable from Advisor	53,609
Deposits with brokers for futures contracts	16,000
Variation margin receivable on open futures contracts	1,220
Prepaid expenses and other assets	36,018

Total Assets	28,109,199

LIABILITIES:
Trustees’ fees and expenses payable	55,914
Investment advisory fees payable	11,883
Custody fees payable	7,391
Transfer agency/record keeping fees payable	7,213
Administration fees payable	6,456
Distribution and shareholder servicing fees payable — Class A and C Shares	114
Accrued expenses and other payables	33,092

Total Liabilities	122,063

NET ASSETS	$27,987,136

Investments, at cost	$25,445,081

Foreign currency, at cost	$25,273

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(249,258)
Accumulated net realized loss on investments sold	(69,552,539)
Net unrealized appreciation of investments and futures contracts	2,420,122
Paid-in capital	95,368,811

$27,987,136

NET ASSETS:
Class Y Shares	$2,177,307

Class A Shares	$223,295

Class C Shares	$81,504

Class I Shares	$25,505,030

SHARES OUTSTANDING:
Class Y Shares	322,632

Class A Shares	33,033

Class C Shares	12,088

Class I Shares	3,778,421

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$6.75

CLASS A SHARES:
Net asset value and redemption price per share	$6.76

Maximum sales charge	5.50%
Maximum offering price per share	$7.15

CLASS C SHARES:
Net asset value and offering price per share*	$6.74

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$6.75

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder International Fund — Core Equity

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Interest	$54
Dividends(a)	383,553

Total Investment Income	383,607

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	319
Class C Shares	410
Investment advisory fees	157,701
Custody fees	40,250
Administration fees	38,313
Trustees’ fees and expenses	32,260
Registration and filing fees(b)	27,239
Legal and audit fees	24,297
Transfer agency/record keeping fees(c)	21,046
Printing and mailing fees(d)	17,296
Other	25,407

Total Expenses	384,538
Expenses reimbursed by Advisor	(164,746)

Net Expenses	219,792

NET INVESTMENT INCOME	163,815

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	2,407,138
Futures contracts	(78,531)
Foreign currency-related transactions	222,669
Net change in unrealized appreciation/(depreciation) of:
Securities	8,237,513
Futures contracts	16,420
Foreign currency-related transactions	14,465

Net realized and unrealized gain on investments	10,819,674

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,983,489

(a)	Net of foreign withholding taxes of $18,825.

(b)	Registration and filing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $17,534, $2,237, $658 and $6,810, respectively.

(c)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C & Class I Shares were $1,528, $196, $57 and $19,265, respectively.

(d)	Printing and mailing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $822, $106, $30, and $16,338, respectively.

See Notes to Financial Statements.

10

Munder International Fund — Core Equity

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income	$163,815	$940,270
Net realized gain/(loss) from security transactions, futures contracts and foreign currency-related transactions	2,551,276	(4,511,426)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	8,268,398	7,402,144

Net increase in net assets resulting from operations	10,983,489	3,830,988
Dividends to shareholders from net investment income:
Class Y Shares	(72,099)	(161,482)
Class A Shares	(6,844)	(10,839)
Class C Shares	(1,907)	(1,503)
Class I Shares	(911,196)	(1,290,207)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(568,483)	(1,715,755)
Class A Shares	(60,514)	(53,839)
Class C Shares	(8,686)	(36,554)
Class I Shares	(23,599,632)	(7,757,286)
Short-term trading fees	—	34

Net decrease in net assets	(14,245,872)	(7,196,443)
NET ASSETS:
Beginning of period	42,233,008	49,429,451

End of period	$27,987,136	$42,233,008

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(249,258)	$578,973

See Notes to Financial Statements.

11

Munder International Fund — Core Equity

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$84,459	$4,106,636
Issued as reinvestment of dividends	72,099	160,277
Redeemed	(725,041)	(5,982,668)

Net decrease	$(568,483)	$(1,715,755)

Class A Shares:
Sold	$5,335	$121,732
Issued as reinvestment of dividends	6,556	10,673
Redeemed	(72,405)	(186,244)

Net decrease	$(60,514)	$(53,839)

Class C Shares:
Sold	$5,347	$4,270
Issued as reinvestment of dividends	862	773
Redeemed	(14,895)	(41,597)

Net decrease	$(8,686)	$(36,554)

Class I Shares:
Sold	$880,599	$5,108,698
In-kind subscription	14,310,680	—
Issued as reinvestment of dividends	825,503	248,503
Redeemed	(39,616,414)	(13,114,487)

Net decrease	$(23,599,632)	$(7,757,286)

See Notes to Financial Statements.

12

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	13,052	643,500
Issued as reinvestment of dividends	10,650	25,004
Redeemed	(120,920)	(927,761)

Net decrease	(97,218)	(259,257)

Class A Shares:
Sold	826	18,775
Issued as reinvestment of dividends	967	1,660
Redeemed	(10,898)	(32,776)

Net decrease	(9,105)	(12,341)

Class C Shares:
Sold	843	667
Issued as reinvestment of dividends	128	121
Redeemed	(2,186)	(6,402)

Net decrease	(1,215)	(5,614)

Class I Shares:
Sold	141,356	800,122
In-kind subscription	2,062,058	—
Issued as reinvestment of dividends	121,935	38,768
Redeemed	(5,717,120)	(1,969,157)

Net decrease	(3,391,771)	(1,130,267)

See Notes to Financial Statements.

13

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares						A Shares
	Period Ended		Year	Year	Period		Period Ended		Year	Year	Period
	12/31/10(b)		Ended	Ended	Ended		12/31/10(b)		Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)		(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)

Net asset value, beginning of period	$5.52		$5.45	$9.38	$10.00		$5.52		$5.46	$9.36	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.01		0.09	0.16	0.29		0.01		0.10	0.10	0.15
Net realized and unrealized gain/(loss) on investments	1.45		0.16	(3.87)	(0.94)		1.44		0.12	(3.81)	(0.82)

Total from investment operations	1.46		0.25	(3.71)	(0.65)		1.45		0.22	(3.71)	(0.67)

Less distributions:
Dividends from net investment income	(0.23)		(0.18)	(0.22)	—		(0.21)		(0.16)	(0.19)	—

Total distributions	(0.23)		(0.18)	(0.22)	—		(0.21)		(0.16)	(0.19)	—

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00	(c)	—		0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	0.03		—		—	—	0.03

Net asset value, end of period	$6.75		$5.52	$5.45	$9.38		$6.76		$5.52	$5.46	$9.36

Total return(d)	26.46%		4.14%	(40.00)%	(6.20	)%(e)	26.32%		3.87%	(40.08)%	(6.40	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,177		$2,317	$3,705	$3,770		$223		$233	$297	$14,779
Ratio of operating expenses to average net assets	1.35	%(f)	1.36%	1.36%	1.36	%(f)	1.60	%(f)	1.61%	1.61%	1.61	%(f)
Ratio of net investment income/(loss) to average net assets	0.37	%(f)	1.38%	2.73%	3.33	%(f)	0.20	%(f)	1.54%	1.30%	1.72	%(f)
Portfolio turnover rate	29%		67%	52%	72%		29%		67%	52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	3.78	%(f)	2.19%	2.39%	1.63	%(f)	4.06	%(f)	2.36%	2.41%	1.92	%(f)

(a)	Class Y Shares, Class A Shares, Class C Shares and Class I Shares of the Fund commenced operations on August 16, 2007.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been -6.50% for Class Y, -6.70% for Class A, -7.30% for Class C and -6.30% for Class I Shares.
(f)	Annualized.

See Notes to Financial Statements.

14

C Shares						I Shares
Period Ended		Year	Year	Period		Period Ended		Year	Year	Period
12/31/10(b)		Ended	Ended	Ended		12/31/10(b)		Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)		(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)

$5.49		$5.43	$9.30	$10.00		$5.52		$5.46	$9.40	$10.00

(0.02)		0.03	0.07	0.14		0.03		0.12	0.15	0.21

1.43		0.15	(3.82)	(0.87)		1.45		0.14	(3.85)	(0.84)

1.41		0.18	(3.75)	(0.73)		1.48		0.26	(3.70)	(0.63)

(0.16)		(0.12)	(0.12)	—		(0.25)		(0.20)	(0.24)	—

(0.16)		(0.12)	(0.12)	—		(0.25)		(0.20)	(0.24)	—

—		0.00 (c)	0.00 (c)	0.00	(c)	—		0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	0.03		—		—	—	0.03

$6.74		$5.49	$5.43	$9.30		$6.75		$5.52	$5.46	$9.40

25.71%		2.92%	(40.54)%	(7.00	)%(e)	26.78%		4.22%	(39.80)%	(6.00	)%(e)

$82		$73	$103	$204		$25,505		$39,610	$45,325	$114,342

2.35	%(f)	2.36%	2.36%	2.36	%(f)	1.10	%(f)	1.10%	1.10%	1.10	%(f)

(0.56	)%(f)	0.56%	1.24%	1.69	%(f)	0.87	%(f)	1.92%	2.45%	2.39	%(f)
29%		67%	52%	72%		29%		67%	52%	72%

4.69	%(f)	3.14%	3.36%	2.61	%(f)	1.83	%(f)	1.51%	1.54%	1.38	%(f)

See Notes to Financial Statements.

15

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16

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder International Fund-Core Equity (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class C, Class Y and Class I Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts

17

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Munder International Fund — Core Equity
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities*	Instruments**

Level 1 — Quoted Prices	$27,857,338	$1,912
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$27,857,338	$1,912

*	Securities that were fair valued due to a significant event with a total value of $40,609,758 on June 30, 2010 were transferred from Level 2 to Level 1 during the period ended December 31, 2010.

**	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

19

Munder International Fund — Core Equity
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the

20

Munder International Fund — Core Equity
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund’s tax returns since inception remain subject to examination by U.S. federal and state tax authorities.

21

Munder International Fund — Core Equity
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.80% on the first $1 billion of its average daily net assets, and 0.75% on average daily net assets exceeding $1 billion. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.80% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.61%, 2.36%, 1.36%, and 1.10% for Class A, Class C, Class Y and Class I Shares, respectively, prior to December 23, 2010, and at 1.47%, 2.22%, 1.22%, and 0.96% for Class A, Class C, Class Y and Class I Shares, respectively, effective December 23, 2010 (collectively, “Target Operating Expenses”). For the period ended December 31, 2010, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $164,746, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At December 31, 2010, the total amount eligible for repayment to the Advisor was $951,811. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based

22

Munder International Fund — Core Equity
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $38,313 before payment of sub-administration fees and $24,869 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1944% for administrative services.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y and Class I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of

23

Munder International Fund — Core Equity
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class C
Shares	Shares
12b-1 Fees	12b-1 Fees

0.25%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $11,238,779 and $49,292,015, respectively, for the period ended December 31, 2010. During the period ended December 31, 2010, the Fund had a subscription in kind that resulted in a subscription into the Fund of $14,310,680. The subscription was comprised of securities and cash in the amount of $14,190,847 and $119,833, respectively.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $2,603,831, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $191,574 and net appreciation for financial reporting purposes was $2,412,257. At December 31, 2010, aggregate cost for financial reporting purposes was $25,445,081.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of December 31, 2010 is as follows:

	Asset Derivatives
	Balance Sheet
Derivatives	Location	Fair Value

Equity Contracts (Futures)	Net Assets — Unrealized Appreciation	$1,912	*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses the current day’s variation margin.

24

Munder International Fund — Core Equity
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

For the period ended December 31, 2010, the Fund had the following derivative activity:

	Net Realized Loss	Net Change in Unrealized
	Recognized in	Appreciation/(Depreciation)
Derivatives	Income	Recognized in Income

Equity Contracts (Futures)	$(78,531)	$16,420

At December 31, 2010, the Fund had the following open financial futures contracts*:

		Notional	Market	Gross
		Value of	Value of	Unrealized
Long Positions	Contracts	Contracts	Contracts	Appreciation

MSCI EAFE Emini Index, March 2011	2	$164,188	$166,100	$1,912

*	Volume of derivatives held at period end is indicative of the approximate volume held during the period.

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the

25

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $307.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$120,634	$(120,634)

During the years ended June 30, 2010 and June 30, 2009, dividends of $1,464,031 and $3,045,860 were paid to shareholders from ordinary income, respectively.

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October Loss	Capital Loss	Unrealized
Income	Deferral	Carryover	Depreciation	Total

$672,160	$(3,582,119)	$(67,529,425)	$(6,905,833)	$(77,345,217)

The differences between book and tax distributable earnings were primarily due to wash sales, futures contracts mark to market, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

26

Munder International Fund — Core Equity
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $67,529,425 of unused capital losses of which $34,535, $29,027,859 and $38,467,031 expire in 2016, 2017 and 2018, respectively.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2009 and June 30, 2010 of $3,582,119.

11.	Subsequent Events

Effective April 18, 2011, the Fund’s primary benchmark will change from the MSCI EAFE Index to the MSCI ACWI (All Country World Index) ex U.S. and the Fund will invest primarily in securities in countries represented in the MSCI ACWI ex U.S. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

12.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

27

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNIFCE1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder International
Small-Cap Fund
Class Y, A, C & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very truly yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

* As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
19	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets are invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions affecting those countries may have a more pronounced effect on the Fund. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of December 31, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: John Evers and Daniel LeVan

International equity markets had strong performance for the six months ended December 31, 2010, with most international equity indices posting double-digit returns. Small-cap stocks had especially strong returns, with the Fund’s S&P® Developed ex-U.S. SmallCap benchmark generating a 30.82% return for that six-month time period. The Munder International Small-Cap Fund had strong absolute and relative performance, posting a 35.89% return and outperforming both its S&P® Developed ex-U.S. SmallCap benchmark and the 31.82% median return for the Lipper international small/mid-cap core universe.

All economic sectors of the Fund outperformed the corresponding benchmark sectors, with the strongest outperformance in the consumer discretionary, financials, energy, industrials and information technology sectors. In terms of the countries represented in the Fund, U.K., French and German stocks had among the strongest performance, while Canada and Italy showed relative weakness. The relative performance of the Fund’s Canadian holdings was negatively impacted by the lack of a position in Lundin Mining Corp. and Western Coal Corp., both of which were represented in the Fund’s benchmark and had strong performance for the six months ended December 31, 2010. An overweight in Dorel Industries, Inc. (0.4% of the Fund), a Canadian manufacturer of home furnishings, also held back relative performance. The relative weakness of Italian holdings was due in part to Indesit Company SpA (0.3%), a manufacturer of household appliances.

The Fund’s consumer discretionary sector added approximately 1.75 percentage points to the Fund’s relative performance. An overweight in ProSiebenSat.1 Media AG (1.3%), a German broadcaster, was the largest contributor to the relative strength of the sector. Overweights in a number of other stocks, including Valeo SA (0.7%), a French auto parts and equipment manufacturer, Hugo Boss AG (0.5%), a German designer known for high-end fashion, and Howden Joinery Group PLC (0.7%), a U.K. home furnishing retailer, also had a positive impact on the Fund’s relative performance.

The Fund’s financials sector added approximately one percentage point to the Fund’s relative performance. Among the top contributors to the sector’s relative strength were International Personal Finance PLC (0.5%), a U.K. provider of financial products and services, and Aareal Bank AG (0.5%), a German firm focused on structured property financing. Among the Fund’s energy holdings, overweights in TransGlobe Energy Corp. (0.6%), a Canadian drilling company, Austrian-based Schoeller-Bleckmann Oilfield Equipment (0.5%), Trican Well Service, Ltd. (0.8%), a Canadian oil & gas equipment & services firm, and Premier Oil PLC (0.5%), a U.K. oil & gas exploration & production firm, had a significant positive impact on relative strength.

Overweights in two Swiss firms, Sulzer AG (1.0%), a manufacturer of industrial machinery, and Kaba Holding AG (0.8%), a global security firm, were among the top contributors to the strength of the industrials sector. An overweight in Atea ASA (0.9%), a Norwegian company that provides information technology infrastructure products and services, boosted returns in the Fund’s information technology sector.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and a value traded of at least US$50 million annually. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international small/mid-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,358.92	$8.68	1.46%
Class A	$1,000.00	$1,355.56	$10.15	1.71%
Class C	$1,000.00	$1,350.35	$14.57	2.46%
Class I	$1,000.00	$1,358.80	$7.13	1.20%

Hypothetical
Class Y	$1,000.00	$1,017.85	$7.43	1.46%
Class A	$1,000.00	$1,016.59	$8.69	1.71%
Class C	$1,000.00	$1,012.80	$12.48	2.46%
Class I	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder International Small-Cap Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 96.6%
Australia — 5.9%
348,943	Abacus Property Group	$817,299
301,416	Adelaide Brighton Ltd	1,017,352
310,113	Avoca Resources Ltd †	1,116,487
287,879	Boart Longyear Group	1,342,659
139,121	Bradken Ltd	1,282,060
26,037	Campbell Brothers Ltd	1,054,307
246,008	Challenger Ltd/AU	1,182,600
1,516,964	FKP Property Group	1,326,576
60,585	Flight Centre Ltd	1,535,526
93,863	GUD Holdings Ltd	958,111
302,305	iiNET Ltd	896,673
693,184	Mount Gibson Iron Ltd †	1,503,056
422,391	Panoramic Resources Ltd	1,110,296
75,611	Ramsay Health Care Ltd	1,376,562

		16,519,564

Austria — 1.4%
14,792	Andritz AG	1,359,741
25,773	RHI AG †	1,015,132
16,797	Schoeller-Bleckmann Oilfield Equipment AG	1,447,756

		3,822,629

Belgium — 0.4%
18,221	Barco NV †	1,175,556

Canada — 11.6%
45,263	Alamos Gold Inc	861,285
25,102	Atco Ltd, Class I	1,493,295
20,975	Baytex Energy Trust	983,249
87,453	Celestica Inc †	848,759
117,705	Cott Corp †	1,060,522
33,073	Dorel Industries Inc, Class B	1,147,560
186,214	Gran Tierra Energy Inc †	1,499,023
100,826	Groupe Aeroplan Inc	1,386,193
25,905	Home Capital Group Inc	1,349,311
51,369	IESI-BFC Ltd	1,249,740
36,180	Laurentian Bank of Canada	1,748,779
28,622	Major Drilling Group International	1,196,062
200,726	Neo Material Technologies Inc †	1,582,713
103,916	New Gold Inc †	1,011,673
21,613	Open Text Corp †	995,495

See Notes to Financial Statements.

1

Munder International Small-Cap Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Canada (Continued)
31,719	Pan American Silver Corp	$1,305,701
80,000	Pason Systems Inc	1,123,202
54,130	Peyto Energy Trust	1,006,601
105,380	Quadra FNX Mining Ltd †	1,775,234
177,600	SEMAFO Inc †	1,920,145
27,523	SXC Health Solutions Corp †	1,179,201
65,352	Thompson Creek Metals Co Inc †	959,609
72,153	TransForce Inc	911,437
100,467	Transglobe Energy Corp †	1,605,572
104,000	Trican Well Service Ltd	2,106,568

		32,306,929

Denmark — 0.4%
27,669	D/S Norden	1,004,468

Finland — 0.8%
24,300	Cargotec Oyj, B Shares	1,267,386

209,844	Sponda OYJ	1,088,008

		2,355,394

France — 9.0%
25,811	Atos Origin SA †	1,374,131
24,939	Bureau Veritas SA	1,890,250
35,602	Ingenico	1,289,043
35,415	IPSOS	1,680,986
35,566	Legrand SA	1,448,381
39,059	Rhodia SA	1,291,815
17,458	Rubis	2,033,133
9,053	Sa des Ciments Vicat	756,095
34,175	SCOR SE	867,693
21,208	SEB SA	2,202,888
14,553	Societe BIC SA	1,250,842
65,244	Societe Television Francaise 1	1,133,412
15,351	Sopra Group SA	1,185,683
22,671	Technip SA	2,093,402
32,949	Valeo SA †	1,869,723
10,437	Virbac SA	1,813,105
13,805	Zodiac Aerospace	1,036,756

		25,217,338

See Notes to Financial Statements.

2

Shares		Value(a)

Germany — 6.0%
49,098	Aareal Bank AG †	$1,495,900
26,272	Adidas AG	1,716,395
30,259	Bilfinger Berger SE	2,555,498
46,601	Deutsche Lufthansa †	1,018,473
31,660	Gerresheimer AG †	1,395,716
23,104	Hannover Rueckversicherung AG	1,239,123
191,015	Infineon Technologies AG †	1,777,329
25,631	Lanxess AG	2,024,217
289,477	QSC AG †	1,276,533
16,697	Rheinmetall AG	1,342,525
8,783	SMA Solar Technology AG	815,702

		16,657,411

Hong Kong — 1.2%
2,188,000	Giordano International Ltd	1,275,170
283,857	Great Eagle Holdings Ltd	883,766
532,453	Peace Mark Holdings Ltd †,(b),(c)	0
1,390,000	Xinyi Glass Holdings Ltd	1,144,504

		3,303,440

Italy — 3.1%
235,501	Amplifon SpA	1,175,404
112,810	Banca Generali SpA	1,366,531
198,892	Credito Emiliano SpA	1,229,894
582,003	Immobiliare Grande Distribuzione	1,133,153
87,295	Indesit Co SpA	936,718
111,893	MARR SpA	1,297,109
157,794	Recordati SpA	1,487,618

		8,626,427

Japan — 17.1%
184,300	Alps Electric Co Ltd	2,138,325
63,300	Asahi Holdings Inc	1,340,223
86,100	Avex Group Holdings Inc	1,258,784
101,000	CKD Corp	864,577
176,000	Dainippon Screen Manufacturing Co Ltd †	1,250,795
37,200	Don Quijote Co Ltd	1,133,090
252	Dr Ci:Labo Co Ltd	980,811
51,300	Exedy Corp	1,665,560
46,100	FCC Co Ltd	1,074,285
36,980	Goldcrest Co Ltd	966,973
63,500	IT Holdings Corp	846,250

See Notes to Financial Statements.

3

Munder International Small-Cap Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Japan (Continued)
28,200	Itochu Techno-Solutions Corp	$1,057,630
80,759	K’s Holdings Corp	2,197,274
136,000	Kagoshima Bank Ltd/The	911,245
73,500	Kewpie Corp	932,442
75,900	Kintetsu World Express Inc	2,170,708
73,113	Kuroda Electric Co Ltd	1,025,689
65,900	Kyowa Exeo Corp	679,373
61,500	Lintec Corp	1,630,102
112,000	Makino Milling Machine Co Ltd †	922,872
357,000	Mitsui Mining & Smelting Co Ltd	1,178,421
77,000	Nabtesco Corp	1,642,616
118,400	Nichii Gakkan Co	1,044,148
56,200	Nihon Kohden Corp	1,211,356
89,000	Nippon Shokubai Co Ltd	920,803
197	Osaka Securities Exchange Co Ltd	993,614
239,600	Pioneer Corp †	991,570
166,000	Rengo Co Ltd	1,126,567
229,836	Ryobi Ltd †	1,053,073
79,400	Saizeriya Co Ltd	1,605,799
92,000	San-In Godo Bank Ltd/The	662,890
142,000	Shiga Bank Ltd/The	771,302
110,300	Ship Healthcare Holdings Inc	1,446,847
46,300	SHO-BOND Holdings Co Ltd	976,868
19,080	Sumitomo Real Estate Sales Co Ltd	987,018
69,000	Taiyo Yuden Co Ltd	1,053,824
56,100	Tokyo Seimitsu Co Ltd	876,843
20,700	Tsuruha Holdings Inc	987,960
930	United Urban Investment Corp	1,188,989
83,900	UNY Co Ltd	848,404
129,000	Zeon Corp	1,080,429

		47,696,349

Luxembourg — 0.7%
12,013	Millicom International Cellular SA	1,148,443
21,575	Ternium SA, ADR	914,996

		2,063,439

Netherlands — 2.4%
86,342	Aalberts Industries NV	1,820,101
65,104	Imtech NV	2,469,886

See Notes to Financial Statements.

4

Shares		Value(a)

Netherlands (Continued)
12,453	Nutreco NV	$945,039
15,765	Wereldhave NV	1,539,138

		6,774,164

Norway — 1.5%
251,996	Atea ASA	2,515,620
47,300	Leroy Seafood Group ASA	1,609,078

		4,124,698

Singapore — 1.2%
849,000	First Resources Ltd	1,032,018
1,003,000	Ho Bee Investment Ltd	1,266,108
553,000	M1 Ltd/Singapore	1,012,623

		3,310,749

South Korea — 3.4%
91,450	Busan Bank	1,156,320
14,712	Daum Communications Corp †	1,000,763
44,960	Dongkuk Steel Mill Co Ltd	1,390,516
49,510	Hyundai Marine & Fire Insurance Co Ltd	1,140,793
11,748	Korea District Heating Corp	820,880
48,050	LG International Corp	1,636,384
25,141	Modetour Network Inc	786,418
43,900	SKC Co Ltd	1,473,777

		9,405,851

Spain — 1.9%
41,908	Abengoa SA	1,029,031
20,719	Red Electrica Corp SA	974,575
23,151	Tecnicas Reunidas SA	1,473,050
47,795	Viscofan SA	1,811,309

		5,287,965

Sweden — 3.3%
110,871	Billerud AB	960,240
79,894	Boliden AB	1,623,859
88,960	Castellum AB	1,210,930
37,328	Elekta AB, B Shares	1,436,365
72,266	Haldex AB †	1,130,894
171,100	Trelleborg AB, B Shares	1,808,778
37,256	Wihlborgs Fastigheter AB	1,080,181

		9,251,247

See Notes to Financial Statements.

5

Munder International Small-Cap Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Switzerland — 7.0%
22,762	Adecco SA	$1,491,094
29,247	Aryzta AG	1,349,741
23,774	Austriamicrosystems AG †	1,137,846
2,686	Banque Cantonale Vaudoise	1,410,509
11,577	Dufry Group †	1,557,633
2,833	Flughafen Zuerich AG	1,157,440
2,609	Forbo Holding AG	1,646,321
57,225	GAM Holding AG †	945,590
2,669	Helvetia Holding AG	1,026,209
5,494	Kaba Holding AG	2,356,250
6,979	Schindler Holding AG	825,537
395	Sika AG	866,465
17,582	Sulzer AG	2,679,610
7,280	Swiss Life Holding AG †	1,052,680

		19,502,925

United Kingdom — 18.3%
636,699	Aberdeen Asset Management PLC	2,014,142
168,337	Amlin PLC	1,073,175
164,814	Balfour Beatty PLC	804,032
742,686	Beazley PLC	1,331,609
913,504	Booker Group PLC	858,107
151,526	Carillion PLC	908,122
98,364	Charter International PLC	1,295,119
36,767	Chemring Group PLC	1,664,672
139,092	Cookson Group PLC †	1,428,011
40,110	Croda International PLC	1,010,573
98,604	Davis Service Group PLC	671,200
391,344	EnQuest PLC †	851,151
166,788	Ferrexpo PLC	1,081,502
468,612	GKN PLC	1,623,421
230,336	Gulfsands Petroleum PLC †	1,365,541
1,154,617	Howden Joinery Group PLC †	1,839,766
132,172	IG Group Holdings PLC	1,050,953
77,089	IMI PLC	1,135,790
262,868	Inchcape PLC †	1,461,480
219,216	Intermediate Capital Group PLC	1,137,784
228,032	International Personal Finance PLC	1,365,214
1,320,527	ITV PLC †	1,442,212
245,378	Jazztel PLC †	1,164,040

See Notes to Financial Statements.

6

Shares		Value(a)

United Kingdom (Continued)
219,138	John Wood Group PLC	$1,909,868
572,305	Logica PLC	1,168,887
120,435	Mondi PLC	964,200
367,484	N Brown Group PLC	1,708,519
513,959	Paragon Group of Cos PLC	1,443,165
80,227	Pennon Group PLC	800,524
101,623	Persimmon PLC	660,379
247,143	Premier Farnell PLC	1,105,484
46,792	Premier Oil PLC †	1,422,591
204,945	Restaurant Group PLC	878,706
667,223	Spirent Communications PLC	1,537,514
323,087	Stagecoach Group PLC	1,068,904
97,146	Synergy Health PLC	1,329,064
418,742	TalkTalk Telecom Group PLC	1,044,577
81,460	Travis Perkins PLC	1,343,705
179,195	Tullett Prebon PLC	1,069,477
99,872	Vitec Group PLC/The	910,906
69,144	Whitbread PLC	1,929,662

		50,873,748

TOTAL COMMON STOCKS
(Cost $209,316,208)		269,280,291

PREFERRED STOCKS — 2.7%
Germany — 2.7%
15,866	Draegerwerk AG & Co KGaA	1,301,787
7,508	Fuchs Petrolub AG	1,112,653
18,996	Hugo Boss AG	1,434,216
122,842	ProSiebenSat.1 Media AG	3,693,459

TOTAL PREFERRED STOCKS
(Cost $3,370,998)		7,542,115

INVESTMENT COMPANY — 0.3%
(Cost $847,678)
847,678	State Street Institutional Liquid Reserves Fund	847,678

TOTAL INVESTMENTS
(Cost $213,534,884)	99.6%	277,670,084
OTHER ASSETS AND LIABILITIES (Net)	0.4	1,016,479

NET ASSETS	100.0%	$278,686,563

See Notes to Financial Statements.

7

Munder International Small-Cap Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security valued at fair value as of December 31, 2010, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At December 31, 2010, this security represents $0, 0.0% of net assets.

ABBREVIATION:
ADR	— American Depositary Receipt

At December 31, 2010, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Machinery	6.8%	$19,088,153
Metals & Mining	6.8	18,948,841
Chemicals	4.3	11,880,895
Construction & Engineering	3.9	10,765,469
Energy Equipment & Services	3.6	10,153,845
Real Estate Management & Development	3.2	8,809,561
Oil, Gas & Consumable Fuels	3.1	8,733,729
Household Durables	3.1	8,543,547
Information Technology Services	2.9	8,148,200
Commercial Banks	2.8	7,890,939
Insurance	2.8	7,731,283
Food Products	2.8	7,679,628
Electronic Equipment & Instruments	2.7	7,610,993
Auto Components	2.6	7,377,493
Media	2.5	6,901,588
Specialty Retail	2.5	6,869,842
Hotels, Restaurants & Leisure	2.4	6,736,111
Capital Markets	2.3	6,533,523
Health Care Providers & Services	2.3	6,372,025
Semiconductors & Semiconductor Equipment	2.1	5,858,515
Real Estate Investment Trusts (REITs)	1.7	4,678,579
Commercial Services & Supplies	1.6	4,512,005
Professional Services	1.6	4,435,651
Diversified Telecommunication Services	1.6	4,381,822
Thrifts & Mortgage Finance	1.5	4,288,376
Trading Companies & Distributors	1.4	4,005,778
Food & Staples Retailing	1.4	3,991,579
Pharmaceuticals	1.2	3,300,723

See Notes to Financial Statements.

8

	% of
	Net Assets	Value

Diversified Financial Services	1.2%	$3,227,167
Gas Utilities	1.0	2,854,013
Construction Materials	1.0	2,788,579
Industrial Conglomerates	1.0	2,770,537
Aerospace & Defense	1.0	2,701,428
Health Care Equipment & Supplies	1.0	2,647,721
Building Products	0.8	2,356,250
Air Freight & Logistics	0.8	2,170,708
Wireless Telecommunication Services	0.8	2,161,066
Internet Software & Services	0.7	1,996,258
Road & Rail	0.7	1,980,341
Paper & Forest Products	0.7	1,924,439
Textiles, Apparel & Luxury Goods	0.6	1,716,395
Internet & Catalog Retail	0.6	1,708,519
Communications Equipment	0.6	1,537,514
Multi-Utilities	0.5	1,493,295
Distributors	0.5	1,461,480
Electrical Equipment	0.5	1,448,381
Life Sciences Tools & Services	0.5	1,395,716
Consumer Finance	0.5	1,365,214
Health Care Technology	0.4	1,179,201
Transportation Infrastructure	0.4	1,157,440
Multiline Retail	0.4	1,133,090
Containers & Packaging	0.4	1,126,567
Beverages	0.4	1,060,522
Airlines	0.4	1,018,474
Marine	0.4	1,004,468
Personal Products	0.4	980,810
Electric Utilities	0.3	974,575
Leisure Equipment & Products	0.3	910,906
Water Utilities	0.3	800,524

TOTAL COMMON STOCKS	96.6	269,280,291
PREFERRED STOCKS:
Media	1.3	3,693,459
Textiles, Apparel & Luxury Goods	0.5	1,434,216
Health Care Equipment & Supplies	0.5	1,301,787
Chemicals	0.4	1,112,653

TOTAL PREFERRED STOCKS	2.7	7,542,115
INVESTMENT COMPANY	0.3	847,678

TOTAL INVESTMENTS	99.6	277,670,084
OTHER ASSETS AND LIABILITIES (NET)	0.4	1,016,479

NET ASSETS	100.0%	$278,686,563

See Notes to Financial Statements.

9

Munder International Small-Cap Fund

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$277,670,084
Foreign currency, at value	683,718
Dividends receivable	384,002
Receivable from Advisor	41,143
Receivable for Fund shares sold	548,120
Prepaid expenses and other assets	74,264

Total Assets	279,401,331

LIABILITIES:
Payable for Fund shares redeemed	237,955
Investment advisory fees payable	217,487
Transfer agency/record keeping fees payable	101,623
Trustees’ fees and expenses payable	55,914
Administration fees payable	31,673
Custody fees payable	22,131
Distribution and shareholder servicing fees payable — Class A and C shares	1,337
Accrued expenses and other payables	46,648

Total Liabilities	714,768

NET ASSETS	$278,686,563

Investments, at cost	$213,534,884

Foreign currency, at cost	$665,844

See Notes to Financial Statements.

10

NET ASSETS consist of:
Accumulated net investment loss	$(1,908,445)
Accumulated net realized loss on investments sold	(102,848,081)
Net unrealized appreciation of investments	64,165,150
Paid-in capital	319,277,939

$278,686,563

NET ASSETS:
Class Y Shares	$146,704,821

Class A Shares	$926,105

Class C Shares	$1,532,701

Class I Shares	$129,522,936

SHARES OUTSTANDING:
Class Y Shares	18,878,103

Class A Shares	119,201

Class C Shares	199,712

Class I Shares	16,620,303

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$7.77

CLASS A SHARES:
Net asset value and redemption price per share	$7.77

Maximum sales charge	5.50%
Maximum offering price per share	$8.22

CLASS C SHARES:
Net asset value and offering price per share*	$7.67

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$7.79

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Small-Cap Fund

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Interest	$741
Dividends(a)	1,497,146

Total Investment Income	1,497,887

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	1,020
Class C Shares	9,469
Investment advisory fees	1,119,929
Transfer agency/record keeping fees(b)	308,864
Administration fees	167,097
Custody fees	112,757
Registration and filing fees(c)	32,495
Trustees’ fees and expenses	32,261
Legal and audit fees	27,038
Printing and mailing fees(d)	21,450
Other	11,560

Total Expenses	1,843,940
Expenses reimbursed by Advisor	(248,794)

Net Expenses	1,595,146

NET INVESTMENT LOSS	(97,259)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	12,436,008
Futures contracts	(193,187)
Foreign currency-related transactions	269,545
Net change in unrealized appreciation/(depreciation) of:
Securities	58,098,529
Futures contracts	53,221
Foreign currency-related transactions	(5,589)

Net realized and unrealized gain on investments	70,658,527

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,561,268

(a)	Net of foreign withholding taxes of $93,370.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C & Class I Shares were $286,768, $1,570, $4,208 and $16,318, respectively.

(c)	Registration and filing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $23,784, $160, $427 and $8,124, respectively.

(d)	Printing and mailing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $11,826, $80, $217 and $9,327, respectively.

See Notes to Financial Statements.

12

Munder International Small-Cap Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income/(loss)	$(97,259)	$1,511,268
Net realized gain from security transactions, futures contracts and foreign currency-related transactions	12,512,366	5,501,852
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	58,146,161	12,738,060

Net increase in net assets resulting from operations	70,561,268	19,751,180
Dividends to shareholders from net investment income:
Class Y Shares	(1,318,912)	(604,429)
Class A Shares	(6,077)	(13,329)
Class C Shares	—	(21,540)
Class I Shares	(1,503,497)	(1,338,852)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	1,332,912	57,194,171
Class A Shares	(41,030)	(850,611)
Class C Shares	(1,077,774)	(1,920,652)
Class I Shares	15,196,986	(7,150,459)
Short-term trading fees	—	897

Net increase in net assets	83,143,876	65,046,376
NET ASSETS:
Beginning of period	195,542,687	130,496,311

End of period	$278,686,563	$195,542,687

Undistributed net investment income/(Accumulated net investment loss)	$(1,908,445)	$1,017,300

See Notes to Financial Statements.

13

Munder International Small-Cap Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$13,070,993	$72,081,622
Issued as reinvestment of dividends	1,285,955	596,190
Redeemed	(13,024,036)	(15,483,641)

Net increase	$1,332,912	$57,194,171

Class A Shares:
Sold	$213,260	$301,140
Issued as reinvestment of dividends	5,628	12,824
Redeemed	(259,918)	(1,164,575)

Net decrease	$(41,030)	$(850,611)

Class C Shares:
Sold	$48,848	$304,489
Issued as reinvestment of dividends	—	21,176
Redeemed	(1,126,622)	(2,246,317)

Net decrease	$(1,077,774)	$(1,920,652)

Class I Shares:
Sold	$15,000,000	$357,223
Issued as reinvestment of dividends	196,986	223,200
Redeemed	—	(7,730,882)

Net increase/(decrease)	$15,196,986	$(7,150,459)

See Notes to Financial Statements.

14

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	1,894,662	12,316,163
Issued as reinvestment of dividends	166,359	95,086
Redeemed	(1,926,070)	(2,549,652)

Net increase	134,951	9,861,597

Class A Shares:
Sold	30,886	48,909
Issued as reinvestment of dividends	728	2,045
Redeemed	(38,124)	(186,167)

Net decrease	(6,510)	(135,213)

Class C Shares:
Sold	6,766	52,881
Issued as reinvestment of dividends	—	3,415
Redeemed	(165,834)	(360,506)

Net decrease	(159,068)	(304,210)

Class I Shares:
Sold	2,010,724	58,564
Issued as reinvestment of dividends	25,417	35,541
Redeemed	—	(1,271,676)

Net increase/(decrease)	2,036,141	(1,177,571)

See Notes to Financial Statements.

15

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares						A Shares
	Period Ended		Year	Year	Period		Period Ended		Year	Year	Period
	12/31/10(b)		Ended	Ended	Ended		12/31/10(b)		Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)		(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)

Net asset value, beginning of period	$5.77		$5.09	$8.74	$10.00		$5.77		$5.08	$8.73	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)		0.06	0.07	0.11		(0.01)		0.02	0.05	0.17
Net realized and unrealized gain/(loss) on investments	2.08		0.69	(3.62)	(1.37)		2.06		0.73	(3.61)	(1.44)

Total from investment operations	2.07		0.75	(3.55)	(1.26)		2.05		0.75	(3.56)	(1.27)

Less distributions:
Dividends from net investment income	(0.07)		(0.07)	(0.10)	—		(0.05)		(0.06)	(0.09)	—
Distributions from net realized gains	—		—	—	(0.00	)(d)	—		—	—	(0.00	)(d)

Total distributions	(0.07)		(0.07)	(0.10)	(0.00	)(d)	(0.05)		(0.06)	(0.09)	(0.00	)(d)

Short-term trading fees	—		0.00 (d)	0.00 (d)	0.00	(d)	—		0.00 (d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$7.77		$5.77	$5.09	$8.74		$7.77		$5.77	$5.08	$8.73

Total return(c)	35.89%		14.69%	(40.87)%	(12.57)%		35.56%		14.62%	(40.99)%	(12.67)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$146,705		$108,224	$45,239	$3,862		$926		$725	$1,327	$2,880
Ratio of operating expenses to average net assets	1.46	%(e)	1.46%	1.46%	1.46	%(e)	1.71	%(e)	1.71%	1.71%	1.71	%(e)
Ratio of net investment income/(loss) to average net assets	(0.18	)%(e)	0.90%	1.49%	1.37	%(e)	(0.40	)%(e)	0.28%	0.86%	2.06	%(e)
Portfolio turnover rate	37%		88%	91%	91%		37%		88%	91%	91%
Ratio of operating expenses to average net assets without expense reimbursements	1.75	%(e)	1.82%	2.36%	2.46	%(e)	1.94	%(e)	2.07%	2.56%	2.80	%(e)

(a)	Class Y Shares, Class A Shares, Class C Shares and Class I Shares of the Fund commenced operations on August 17, 2007.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

See Notes to Financial Statements.

16

C Shares						I Shares
Period Ended		Year	Year	Period		Period Ended		Year	Year	Period
12/31/10(b)		Ended	Ended	Ended		12/31/10(b)		Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)		(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)

$5.68		$5.03	$8.67	$10.00		$5.80		$5.11	$8.77	$10.00

(0.04)		(0.02)	0.02	0.14		0.00	(d)	0.07	0.07	0.14

2.03		0.70	(3.59)	(1.47)		2.08		0.71	(3.62)	(1.36)

1.99		0.68	(3.57)	(1.33)		2.08		0.78	(3.55)	(1.22)

—		(0.03)	(0.07)	—		(0.09)		(0.09)	(0.11)	(0.01)

—		—	—	(0.00	)(d)	—		—	—	(0.00	)(d)

—		(0.03)	(0.07)	(0.00	)(d)	(0.09)		(0.09)	(0.11)	(0.01)

—		0.00 (d)	0.00 (d)	0.00	(d)	—		0.00 (d)	0.00 (d)	0.00	(d)

$7.67		$5.68	$5.03	$8.67		$7.79		$5.80	$5.11	$8.77

35.04%		13.49%	(41.39)%	(13.27)%		35.88%		15.13%	(40.76)%	(12.21)%

$1,533		$2,038	$3,332	$2,681		$129,523		$84,557	$80,598	$170,390

2.46	%(e)	2.46%	2.46%	2.46	%(e)	1.20	%(e)	1.20%	1.20%	1.20	%(e)

(1.12	)%(e)	(0.35)%	0.38%	1.77	%(e)	0.06	%(e)	1.08%	1.33%	1.72	%(e)
37%		88%	91%	91%		37%		88%	91%	91%

2.76	%(e)	2.83%	3.33%	3.28	%(e)	1.31	%(e)	1.35%	1.45%	1.50	%(e)

See Notes to Financial Statements.

17

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18

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder International Small-Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class C, Class Y and Class I Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts

19

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security and depositary receipts may be valued based on the underlying securities value and relevant exchange rate. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Munder International Small-Cap Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities*

Level 1 — Quoted Prices	$277,670,084
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	— **

Total	$277,670,084

*	Securities that were fair valued due to a significant event with a total value of $167,216,029 on June 30, 2010 were transferred from Level 2 to Level 1 during the period ended December 31, 2010.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock —
Hong Kong
Balance as of 6/30/2010	$—	**
Transfer into Level 3	—
Transfer out of Level 3	—
Net purchases	—
Net sales	—
Accrued discounts	—
Accrued premiums	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation/(depreciation)	—

Balance as of 12/31/2010	$—	**

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—

**	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

21

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in

22

Munder International Small-Cap Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are

23

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund’s tax returns since inception remain subject to examination by U.S. federal and state tax authorities.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.95% on the first $1 billion of its average daily net assets, and 0.90% on average daily net assets exceeding $1 billion. During the period ending December 31, 2010, the Fund paid an annual effective rate of 0.95% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.71%, 2.46%, 1.46% and 1.20% for Class A, Class C, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the period ended December 31, 2010, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $248,794, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At

24

Munder International Small-Cap Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

December 31, 2010, the total amount eligible for repayment to the Advisor was $1,514,437 The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $167,097 before payment of sub-administration fees and $112,866 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1417% for administrative services.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the

25

Munder International Small-Cap Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

period ended December 31, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y and I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class C
Shares	Shares
12b-1 Fees	12b-1 Fees

0.25%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $100,454,856 and $84,266,188, respectively, for the period ended December 31, 2010.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $66,082,828, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $1,947,628 and net appreciation for financial reporting purposes was $64,135,200. At December 31, 2010, aggregate cost for financial reporting purposes was $213,534,884.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s

26

Munder International Small-Cap Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

derivative transactions qualify for hedge accounting. At December 31, 2010, the Fund did not have any open derivative instruments.

For the period ended December 31, 2010, the Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Loss	Appreciation/(Depreciation)
Derivatives	Recognized in Income	Recognized in Income

Equity Contracts (Futures)	$(193,187)	$53,221

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $1,297.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements

27

Munder International Small-Cap Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital

$344,543	$(342,185)	$(2,358)

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Capital
Ordinary	Loss	Unrealized
Income	Carryover	Depreciation	Total

$1,358,633	$(114,993,325)	$5,338,438	$(108,296,254)

The differences between book and tax distributable earnings were primarily due to wash sales, futures contracts mark to market, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The tax character of dividends paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

Ordinary
Income

June 30, 2010	$1,978,150
June 30, 2009	2,139,168

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $114,993,325 of unused capital losses of which $54,075,946 and $60,917,379 expire in 2017 and 2018, respectively.

28

Munder International Small-Cap Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

11.	Subsequent Events

Management has reviewed subsequent events through the date these financial statements were issued, and determined that no events have occurred that require disclosure.

12.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

29

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30

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31

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNISC1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder Growth Opportunities Fund
Class Y, A, B, C & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very truly yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

* As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

A significant portion of the Fund’s assets is likely to be invested in the information technology sector. In addition, the Fund concentrates its investments in Internet-related securities. Investments in both of these areas tend to be relatively volatile. The Fund is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of December 31, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Michael Gura, Mark Lebovitz and Kenneth Smith*

The stock market had strong performance for the six months ended December 31, 2010, with most major stock market indices generating strong double-digit returns. The Munder Growth Opportunities Fund participated in the stock market’s strength, posting a 27.96% return, ahead of the 26.37% return for its Russell 1000® Growth benchmark, the 23.27% return for the S&P 500® Index and the 27.47% median return for the Lipper multi-cap growth universe.

The Fund continued to focus on stocks with long-term secular growth drivers. Given the recent market volatility, we “barbelled” this approach during the six-month time period by adding to positions in companies with more modest growth prospects but very attractive relative valuations. We believe this approach gives us the best combination of long-term growth opportunities and near-term protection in case of a market downturn.

The consumer discretionary and information technology sectors of the Fund had especially strong relative performance for the six months ended December 31, with each sector adding well over two percentage points to the Fund’s relative strength. The telecommunication services sector also contributed to the Fund’s relative performance. Only partially offsetting the strength of these sectors was relative weakness in the Fund’s health care, industrials and financials sectors.

The relative weakness of the Fund’s health care sector for the six months ended December 31, 2010 came largely from positions in Teva Pharmaceutical Industries, Ltd. (1.3% of the Fund) and Thermo Fisher Scientific, Inc. (sold in September), neither of which is held in the Fund’s benchmark, as well as overweighted positions in Intuitive Surgical, Inc. (1.0%) and Life Technologies Corp. (sold in November). An overweight in FTI Consulting, Inc. (0.5%), and positions in Quanta Services, Inc. (0.9%) and EnerNOC, Inc. (sold in November), were responsible for the lagging performance of the Fund’s industrials sector. The relative weakness of the Fund’s financials sector was due to an overweight in Digital Realty Trust, Inc. (0.5%), a wholesale data center provider, as well as a position in Itau Unibanco Holding SA (1.0%), a Brazilian commercial bank.

These negative factors were more than offset by the factors that contributed to the relative strength of the Fund during the six months ended December 31, 2010. Priceline.com, Inc. (1.7%), with its stock price up by 126% for the six-month time period and its overweighted position in the Fund, was the key contributor to relative strength in the Fund’s consumer discretionary sector, adding over two percentage points to the Fund’s relative performance. Overweights in Amazon.com, Inc. (1.3%) and Expedia, Inc. (1.4%) also made a significant positive contribution to the performance of the sector. Three Chinese Internet software and services stocks that are not represented in the Fund’s benchmark, including Sohu.com, Inc. (1.1%), Sina Corp. (1.1%) and Baidu, Inc. (1.2%), were among the significant contributors to the relative strength of the Fund’s information technology sector. An overweighted position in Monster Worldwide, Inc. (1.0%), which was up by over 100% for the six months, was another contributor to the strength of the sector. A position in Qwest Communications

iii

International, Inc. (0.8%) was the primary reason for the relative strength of the Fund’s telecommunication services sector.

*	Mr. Gura became a member of the portfolio management team in October 2010, and was therefore not involved in its management during the entire six months ended December 31, 2010.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Fund’s benchmark was changed from the NASDAQ Composite Index to the Russell 1000® Growth Index in November 2010. The Russell 1000® Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index includes approximately 1,000 of the largest securities in the Russell 3000 Index based on a combination of their market cap and current index membership. The Russell 3000® Index is a capitalization-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of multi-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense
	7/1/10	12/31/10	7/1/10-12/31/10(1),(2)	Ratio(2)

Actual
Class Y	$1,000.00	$1,279.63	$11.09	1.93%
Class A	$1,000.00	$1,277.73	$12.46	2.17%
Class B	$1,000.00	$1,273.32	$16.73	2.92%
Class C	$1,000.00	$1,273.18	$16.73	2.92%
Class R	$1,000.00	$1,275.94	$13.88	2.42%

Hypothetical
Class Y	$1,000.00	$1,015.48	$9.80	1.93%
Class A	$1,000.00	$1,014.27	$11.02	2.17%
Class B	$1,000.00	$1,010.49	$14.80	2.92%
Class C	$1,000.00	$1,010.49	$14.80	2.92%
Class R	$1,000.00	$1,013.01	$12.28	2.42%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

(2)	Effective October 31, 2010, Munder Capital Management reduced the investment advisory fee for the Fund to 0.85% of the first $1.0 billion of average daily net assets and 0.80% of average daily net assets in excess of $1.0 billion. Effective 3/1/11, Munder Capital Management has agreed to further reduce the investment advisory fee for the Fund to 0.75% of the first $1 billion of average daily net assets; 0.725% of the next $1 billion of average daily net assets; and 0.70% of average daily net assets in excess of $2 billion. If the fee that will become effective on March 31, 2011 had been in place during the one-half year period ended 12/31/10, expenses paid on an actual $1,000 investment during the period would have been $9.94, $11.31, $15.59, $15.58, and $12.74 for Class Y, A, B, C and R Shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return during the period would have been $8.79, $10.01, $13.79, $13.79, and $11.27 for Class Y, A, B, C and R Shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Growth Opportunities Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 99.5%
Consumer Discretionary — 15.1%
Auto Components — 2.9%
120,000	Fuel Systems Solutions Inc †	$3,525,600
102,000	Gentex Corp	3,015,120
130,000	Johnson Controls Inc	4,966,000

		11,506,720

Automobiles — 1.9%
455,000	Ford Motor Co †	7,639,450

Hotels, Restaurants & Leisure — 0.9%
91,000	Home Inns & Hotels Management Inc, ADR †	3,727,360

Internet & Catalog Retail — 5.2%
29,600	Amazon.com Inc †	5,328,000
228,045	Expedia Inc	5,721,649
17,466	priceline.com Inc †	6,978,540
85,850	Shutterfly Inc †	3,007,325

		21,035,514

Media — 1.0%
102,000	DIRECTV, Class A †	4,072,860

Multiline Retail — 1.5%
70,000	Dollar Tree Inc †	3,925,600
33,000	Target Corp	1,984,290

		5,909,890

Specialty Retail — 1.7%
75,000	PetSmart Inc	2,986,500
253,862	Sally Beauty Holdings Inc †	3,688,615

		6,675,115

Total Consumer Discretionary		60,566,909

Consumer Staples — 7.0%
Beverages — 3.6%
180,000	Cia de Bebidas das Americas, ADR	5,585,400
110,000	Dr Pepper Snapple Group Inc	3,867,600
77,000	PepsiCo Inc/NC	5,030,410

		14,483,410

Food & Staples Retailing — 0.8%
57,000	Wal-Mart Stores Inc	3,074,010

See Notes to Financial Statements.

1

Munder Growth Opportunities Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food Products — 1.0%
81,043	TreeHouse Foods Inc †	$4,140,487

Personal Products — 0.5%
65,000	Nu Skin Enterprises Inc, Class A	1,966,900

Tobacco — 1.1%
72,500	Philip Morris International Inc	4,243,425

Total Consumer Staples		27,908,232

Energy — 11.7%
Energy Equipment & Services — 1.3%
64,000	Schlumberger Ltd	5,344,000

Oil, Gas & Consumable Fuels — 10.4%
80,000	Chevron Corp	7,300,000
90,000	ConocoPhillips	6,129,000
250,000	Exxon Mobil Corp	18,280,000
45,000	Occidental Petroleum Corp	4,414,500
83,000	Peabody Energy Corp	5,310,340

		41,433,840

Total Energy		46,777,840

Financials — 3.1%
Capital Markets — 0.6%
121,700	TD Ameritrade Holding Corp	2,311,083

Commercial Banks — 1.0%
165,000	Itau Unibanco Holding SA, ADR	3,961,650

Consumer Finance — 1.0%
91,000	American Express Co	3,905,720

Real Estate Investment Trusts (REITs) — 0.5%
41,500	Digital Realty Trust Inc	2,138,910

Total Financials		12,317,363

Health Care — 10.7%
Biotechnology — 2.0%
66,000	Celgene Corp †	3,903,240
111,000	Gilead Sciences Inc †	4,022,640

		7,925,880

Health Care Equipment & Supplies — 1.0%
15,400	Intuitive Surgical Inc †	3,969,350

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care (Continued)
Health Care Providers & Services — 3.4%
90,000	Catalyst Health Solutions Inc †	$4,184,100
650,000	Health Management Associates Inc, Class A †	6,201,000
49,000	Medco Health Solutions Inc †	3,002,230

		13,387,330

Health Care Technology — 0.5%
51,000	athenahealth Inc †	2,089,980

Life Sciences Tools & Services — 0.7%
47,000	Illumina Inc †	2,976,980

Pharmaceuticals — 3.1%
107,000	Abbott Laboratories	5,126,370
101,500	Teva Pharmaceutical Industries Ltd, ADR	5,291,195
40,000	Watson Pharmaceuticals Inc †	2,066,000

		12,483,565

Total Health Care		42,833,085

Industrials — 12.0%
Aerospace & Defense — 3.3%
76,000	Boeing Co/The	4,959,760
105,000	United Technologies Corp	8,265,600

		13,225,360

Air Freight & Logistics — 1.3%
70,000	United Parcel Service Inc, Class B	5,080,600

Commercial Services & Supplies — 0.6%
845,570	Intermap Technologies Corp †	408,200
75,000	Waste Connections Inc	2,064,750

		2,472,950

Construction & Engineering — 0.9%
173,000	Quanta Services Inc †	3,446,160

Industrial Conglomerates — 1.6%
37,900	3M Co	3,270,770
180,000	General Electric Co	3,292,200

		6,562,970

Machinery — 1.8%
76,500	Caterpillar Inc	7,164,990

See Notes to Financial Statements.

3

Munder Growth Opportunities Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Professional Services — 1.8%
100,454	51job Inc, ADR †	$4,947,360
56,000	FTI Consulting Inc †	2,087,680

		7,035,040

Road & Rail — 0.7%
31,000	Union Pacific Corp	2,872,460

Total Industrials		47,860,530

Information Technology — 33.8%
Communications Equipment — 3.0%
352,020	Cisco Systems Inc †	7,121,365
103,590	QUALCOMM Inc	5,126,669

		12,248,034

Computers & Peripherals — 7.6%
65,580	Apple Inc †	21,153,485
94,700	EMC Corp/Massachusetts †	2,168,630
98,190	Hewlett-Packard Co	4,133,799
55,000	NetApp Inc †	3,022,800

		30,478,714

Information Technology Services — 0.8%
21,000	International Business Machines Corp	3,081,960

Internet Software & Services — 10.4%
51,000	Baidu Inc/China, ADR †	4,923,030
19,588	Google Inc, Class A †	11,634,684
5,786	Mainstream Data Inc, Class A †,(b),(c),(d),(e)	5,582
172,920	Monster Worldwide Inc †	4,086,100
2,453,550	Move Inc †	6,305,623
65,500	Sina Corp/China †	4,507,710
69,950	Sohu.com Inc †	4,441,126
1,355,814	TheStreet.com Inc (f)	3,620,023
121,120	Yahoo! Inc †	2,014,226

		41,538,104

Semiconductors & Semiconductor Equipment — 3.1%
290,000	Applied Materials Inc	4,074,500
281,030	Intel Corp	5,910,061
85,000	Skyworks Solutions Inc †	2,433,550

		12,418,111

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Software — 8.9%
187,890	BMC Software Inc †	$8,857,134
53,780	Check Point Software Technologies Ltd †	2,487,863
335,140	Microsoft Corp	9,357,109
232,775	Oracle Corp	7,285,857
45,040	Red Hat Inc †	2,056,076
204,670	Synopsys Inc †	5,507,670

		35,551,709

Total Information Technology		135,316,632

Materials — 3.8%
Chemicals — 1.0%
42,000	Praxair Inc	4,009,740

Metals & Mining — 2.8%
68,000	Freeport-McMoRan Copper & Gold Inc	8,166,120
50,000	Newmont Mining Corp	3,071,500

		11,237,620

Total Materials		15,247,360

Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
405,000	Qwest Communications International Inc	3,082,050

Utilities — 1.5%
Electric Utilities — 1.5%
100,000	ITC Holdings Corp	6,198,000

TOTAL COMMON STOCKS
(Cost $386,560,747)		398,108,001

INVESTMENT COMPANY — 0.9%
(Cost $3,467,217)
3,467,217	State Street Institutional Liquid Reserves Fund	3,467,217

TOTAL INVESTMENTS
(Cost $390,027,964)	100.4%	401,575,218
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(1,520,740)

NET ASSETS	100.0%	$400,054,478

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

5

Munder Growth Opportunities Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

(b)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security valued at fair value as of December 31, 2010 in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At December 31, 2010, this security represents $5,582, less than 0.05% of net assets.

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At December 31, 2010, securities subject to restrictions on resale that have not been deemed to be liquid represent $5,582, less than 0.05% of net assets.

Security	Acquisition Date	Cost

Mainstream Data Inc	08/29/00	$213,440

(f) Affiliated company security during a portion of the period ended December 31, 2010 (see Notes to Financial Statements, Note 7).
ABBREVIATION:
ADR	— American Depositary Receipt

At December 31, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	89.5%	$357,827,108
China	5.6	22,546,585
Brazil	2.4	9,547,050
Israel	1.9	7,779,058
Canada	0.1	408,200

TOTAL COMMON STOCKS	99.5	398,108,001
INVESTMENT COMPANY	0.9	3,467,217

TOTAL INVESTMENTS	100.4	401,575,218
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(1,520,740)

NET ASSETS	100.0%	$400,054,478

See Notes to Financial Statements.

6

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7

Munder Growth Opportunities Fund

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$401,575,218
Dividends receivable	252,766
Receivable for investment securities sold	1,265,580
Receivable for Fund shares sold	39,360
Prepaid expenses and other assets	52,147

Total Assets	403,185,071

LIABILITIES:
Payable for Fund shares redeemed	1,845,048
Transfer agency/record keeping fees payable	580,647
Trustees’ fees and expenses payable	411,175
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	134,429
Administration fees payable	43,464
Investment advisory fees payable	9,351
Custody fees payable	5,073
Accrued expenses and other payables	101,406

Total Liabilities	3,130,593

NET ASSETS	$400,054,478

Investments, at cost	$390,027,964

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(2,436,334)
Accumulated net realized loss on investments sold	(1,351,347,819)
Net unrealized appreciation of investments	11,547,605
Paid-in capital	1,742,291,026

$400,054,478

NET ASSETS:
Class Y Shares	$7,895,876

Class A Shares	$312,924,145

Class B Shares	$15,149,062

Class C Shares	$63,824,557

Class R Shares	$260,838

SHARES OUTSTANDING:
Class Y Shares	273,840

Class A Shares	11,223,343

Class B Shares	596,678

Class C Shares	2,512,854

Class R Shares	9,511

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$28.83

CLASS A SHARES:
Net asset value and redemption price per share	$27.88

Maximum sales charge	5.50%
Maximum offering price per share	$29.50

CLASS B SHARES:
Net asset value and offering price per share*	$25.39

CLASS C SHARES:
Net asset value and offering price per share*	$25.40

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$27.42

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Growth Opportunities Fund

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$2,074,545
Dividends on securities of affiliated company	46,395

Total Investment Income	2,120,940

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	369,442
Class B Shares	76,020
Class C Shares	302,842
Class R Shares	558
Investment advisory fees	1,798,927
Transfer agency/record keeping fees	1,283,254
Administration fees	244,565
Printing and mailing fees	126,262
Trustees’ fees and expenses	90,516
Custody fees	41,751
Registration and filing fees	37,040
Legal and audit fees	23,051
Other	4,350

Total Expenses	4,398,578

NET INVESTMENT LOSS	(2,277,638)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions of unaffiliated companies	16,112,272
Security transactions of affiliated company	110,360
Foreign currency-related transactions	(8,401)
Net change in unrealized appreciation/(depreciation) of:
Securities	76,940,451
Foreign currency-related transactions	166

Net realized and unrealized gain on investments	93,154,848

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,877,210

(a)	Net of foreign withholding taxes of $11,668.

See Notes to Financial Statements.

10

Munder Growth Opportunities Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment loss	$(2,277,638)	$(6,336,193)
Net realized gain from security transactions, litigation proceeds, and foreign currency-related transactions	16,214,231	45,332,756
Net change in net unrealized appreciation of securities and foreign currency-related transactions	76,940,617	22,287,788

Net increase in net assets resulting from operations	90,877,210	61,284,351
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(4,837,478)	(3,279,944)
Class A Shares	(19,966,281)	3,534,871
Class B Shares	(3,170,656)	(3,607,200)
Class C Shares	(5,099,853)	4,869,991
Class R Shares	46,413	136,675
Fair fund distribution	—	872,803

Net increase in net assets	57,849,355	63,811,547
NET ASSETS:
Beginning of period	342,205,123	278,393,576

End of period	$400,054,478	$342,205,123

Accumulated net investment loss	$(2,436,334)	$(158,696)

See Notes to Financial Statements.

11

Munder Growth Opportunities Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$614,717	$5,755,310
Proceeds received in merger	—	945,293
Redeemed	(5,452,195)	(9,980,547)

Net decrease	$(4,837,478)	$(3,279,944)

Class A Shares:
Sold*	$5,718,225	$18,572,155
Proceeds received in merger	—	43,581,359
Redeemed	(25,684,506)	(58,618,643)

Net increase/(decrease)	$(19,966,281)	$3,534,871

Class B Shares:
Sold	$185,417	$521,714
Proceeds received in merger	—	4,142,709
Redeemed*	(3,356,073)	(8,271,623)

Net decrease	$(3,170,656)	$(3,607,200)

Class C Shares:
Sold	$540,145	$1,158,900
Proceeds received in merger	—	12,706,043
Redeemed	(5,639,998)	(8,994,952)

Net increase/(decrease)	$(5,099,853)	$4,869,991

Class R Shares:
Sold	$59,124	$158,645
Redeemed	(12,711)	(21,970)

Net increase	$46,413	$136,675

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	23,322	261,415
Issued in exchange for proceeds received in merger	—	35,813
Redeemed	(226,667)	(446,694)

Net decrease	(203,345)	(149,466)

Class A Shares:
Sold*	221,673	839,595
Issued in exchange for proceeds received in merger	—	1,704,869
Redeemed	(1,008,877)	(2,631,849)

Net decrease	(787,204)	(87,385)

Class B Shares:
Sold	8,177	26,515
Issued in exchange for proceeds received in merger	—	177,029
Redeemed*	(148,432)	(410,575)

Net decrease	(140,255)	(207,031)

Class C Shares:
Sold	22,080	57,988
Issued in exchange for proceeds received in merger	—	542,703
Redeemed	(245,772)	(438,492)

Net increase/(decrease)	(223,692)	162,199

Class R Shares:
Sold	2,506	6,856
Redeemed	(536)	(942)

Net increase	1,970	5,914

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year		Year	Year	Year	Year
	12/31/10(b)		Ended		Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$22.53		$17.94		$21.07	$24.00	$19.72	$18.05

Income/(loss) from investment operations:
Net investment loss	(0.11)		(0.34)		(0.30)	(0.31)	(0.33)	(0.20)
Net realized and unrealized gain/(loss) on investments	6.41		4.86		(2.83)	(2.62)	4.61	1.79

Total from investment operations	6.30		4.52		(3.13)	(2.93)	4.28	1.59

Short-term trading fees	—		—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—		—	—	—	0.08

Fair fund distribution proceeds	—		0.07		—	—	—	—

Net asset value, end of period	$28.83		$22.53		$17.94	$21.07	$24.00	$19.72

Total return(d)	27.96%		25.59	%(f)	(14.90)%	(12.17)%	21.64%	9.43	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,896		$10,752		$11,243	$12,083	$6,841	$6,050
Ratio of operating expenses to average net assets	1.93	%(g)	2.00%		2.36%	1.81%	2.07%	1.93%
Ratio of net investment loss to average net assets	(0.87	)%(g)	(1.51)%		(1.85)%	(1.34)%	(1.56)%	(0.99)%
Portfolio turnover rate	64%		74%		71%	96%	62%	82%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.93	%(g)	2.00%		2.36%	1.81%	2.07%	1.93%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on June 1, 1998 and August 19, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 8.99% for Class Y Shares and 8.65% for Class A Shares.

(f)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y Shares and 19.41% for Class A Shares.

(g)	Annualized.

See Notes to Financial Statements.

14

A Shares
Period Ended		Year		Year	Year	Year	Year
12/31/10(b)		Ended		Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$21.81		$17.41		$20.51	$23.41	$19.29	$17.70

(0.13)		(0.39)		(0.33)	(0.37)	(0.37)	(0.24)

6.20		4.73		(2.77)	(2.53)	4.49	1.75

6.07		4.34		(3.10)	(2.90)	4.12	1.51

—		—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—		—	—	—	0.08

—		0.06		—	—	—	—

$27.88		$21.81		$17.41	$20.51	$23.41	$19.29

27.77%		25.33	%(f)	(15.11)%	(12.43)%	21.41%	9.11	%(e)

$312,924		$262,010		$210,683	$283,745	$392,918	$445,453

2.17	%(g)	2.25%		2.62%	2.08%	2.33%	2.18%

(1.05	)%(g)	(1.74)%		(2.10)%	(1.61)%	(1.83)%	(1.19)%
64%		74%		71%	96%	62%	82%

2.17	%(g)	2.25%		2.62%	2.08%	2.33%	2.18%

See Notes to Financial Statements.

15

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year		Year	Year	Year	Year
	12/31/10(b)		Ended		Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$19.94		$16.04		$19.02	$21.88	$18.16	$16.79

Income/(loss) from investment operations:
Net investment loss	(0.21)		(0.51)		(0.41)	(0.50)	(0.49)	(0.37)
Net realized and unrealized gain/(loss) on investments	5.66		4.36		(2.57)	(2.36)	4.21	1.66

Total from investment operations	5.45		3.85		(2.98)	(2.86)	3.72	1.29

Short-term trading fees	—		—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—		—	—	—	0.08

Fair fund distribution proceeds	—		0.05		—	—	—	—

Net asset value, end of period	$25.39		$19.94		$16.04	$19.02	$21.88	$18.16

Total return(d)	27.33%		24.31	%(f)	(15.71)%	(13.07)%	20.47%	8.35	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,149		$14,694		$15,137	$25,728	$35,603	$47,126
Ratio of operating expenses to average net assets	2.92	%(g)	3.01%		3.38%	2.83%	3.08%	2.95%
Ratio of net investment loss to average net assets	(1.82	)%(g)	(2.51)%		(2.85)%	(2.36)%	(2.59)%	(2.04)%
Portfolio turnover rate	64%		74%		71%	96%	62%	82%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.92	%(g)	3.01%		3.38%	2.83%	3.08%	2.95%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on June 1, 1998 and November 3, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 7.87% for Class B Shares and 7.87% for Class C Shares.

(f)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 18.39% for Class B Shares and 18.46% for Class C Shares.

(g)	Annualized.

See Notes to Financial Statements.

16

C Shares
Period Ended		Year		Year	Year	Year	Year
12/31/10(b)		Ended		Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$19.95		$16.04		$19.03	$21.90	$18.17	$16.80

(0.21)		(0.51)		(0.42)	(0.50)	(0.49)	(0.37)

5.66		4.37		(2.57)	(2.37)	4.22	1.66

5.45		3.86		(2.99)	(2.87)	3.73	1.29

—		—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—		—	—	—	0.08

—		0.05		—	—	—	—

$25.40		$19.95		$16.04	$19.03	$21.90	$18.17

27.32%		24.38	%(f)	(15.76)%	(13.06)%	20.46%	8.34	%(e)

$63,825		$54,588		$41,302	$58,172	$82,541	$99,230

2.92	%(g)	3.00%		3.37%	2.83%	3.08%	2.94%

(1.80	)%(g)	(2.48)%		(2.85)%	(2.37)%	(2.59)%	(1.99)%
64%		74%		71%	96%	62%	82%

2.92	%(g)	3.00%		3.37%	2.83%	3.08%	2.94%

See Notes to Financial Statements.

17

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Period Ended		Year		Year	Year	Year	Year
	12/31/10(b)		Ended		Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$21.48		$17.20		$20.29	$23.23	$19.20	$17.66

Income/(loss) from investment operations:
Net investment loss	(0.16)		(0.42)		(0.37)	(0.42)	(0.43)	(0.29)
Net realized and unrealized gain/(loss) on investments	6.10		4.65		(2.72)	(2.52)	4.46	1.75

Total from investment operations	5.94		4.23		(3.09)	(2.94)	4.03	1.46

Short-term trading fees	—		—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—		—	—	—	0.08

Fair fund distribution proceeds	—		0.05		—	—	—	—

Net asset value, end of period	$27.42		$21.48		$17.20	$20.29	$23.23	$19.20

Total return(d)	27.59%		24.94	%(f)	(15.27)%	(12.65)%	21.04%	8.84	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$261		$162		$28	$43	$49	$12
Ratio of operating expenses to average net assets	2.42	%(g)	2.47%		2.72%	2.33%	2.55%	2.42%
Ratio of net investment loss to average net assets	(1.28	)%(g)	(1.86)%		(2.19)%	(1.86)%	(2.07)%	(1.46)%
Portfolio turnover rate	64%		74%		71%	96%	62%	82%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.42	%(g)	2.47%		2.72%	2.33%	2.55%	2.42%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 8.39% for Class R Shares.

(f)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.01% for Class R Shares.

(g)	Annualized.

See Notes to Financial Statements.

18

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to one series of MST, the Munder Growth Opportunities Fund (the “Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On April 23, 2010, the Growth Opportunities Fund acquired all of the assets and assumed all of the liabilities of the Munder Technology Fund (“Technology Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Technology Fund (the “Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on October 27, 2009. The primary reason for the reorganization was to provide potential economies of scale from combining two funds with similar investment objectives and strategies and portfolio investments into a single fund.

19

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Number of shares outstanding of the Technology Fund prior to merger:
Class A	10,610,286
Class B	1,089,552
Class C	3,703,985
Class Y	206,086

Number of shares of the Growth Opportunities Fund issued for shares of the Technology Fund:
Class A	1,704,869
Class B	177,029
Class C	542,703
Class R	—
Class Y	35,813
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Technology Fund	$1,235,366

There were no undistributed income or gain amounts unpaid prior to the merger of the Technology Fund.

	Prior to Merger	After Merger

Net assets of the Technology Fund
Class A	$43,581,359	$—
Class B	4,142,709	—
Class C	12,706,043	—
Class Y	945,293	—
Net assets of the Growth Opportunities Fund
Class A	$272,588,328	$316,169,687
Class B	14,376,647	18,519,356
Class C	53,226,189	65,932,232
Class R	102,058	102,058
Class Y	13,044,921	13,990,214

For financial reporting purposes, the net assets received and shares issued by the Growth Opportunities Fund were recorded at fair market value. However, investments of the Technology Fund were carried forward to the Growth Opportunities Fund at cost for purposes of aligning ongoing financial reporting of the Growth Opportunities Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

The Board of Trustees of MST has approved the reorganization of the Munder Energy Fund, a separate series of MST, with and into the Fund, subject to approval by shareholders of the Munder Energy Fund, and the Board of Trustees of MST II has approved the reorganization of the Munder Healthcare Fund, a series of MST II, with and into the Fund, subject to approval by shareholders of the Munder Healthcare Fund.

20

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy

21

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$401,569,636
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	5,582

Total	$401,575,218

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock and
Preferred Stock —
Information Technology
Balance as of 6/30/2010	$— *
Transfer into Level 3	—
Transfer out of Level 3	—
Net purchases	—
Net sales	—
Accrued discounts	—
Accrued premiums	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation/(depreciation)	5,582

Balance as of 12/31/2010	$5,582

Net change in unrealized appreciation/(depreciation) from investments still held at the end of the period	$5,582

*	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

22

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The type of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if

23

Munder Growth Opportunities Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.85% on the first $1 billion of its average daily net assets and 0.80% on average daily net assets exceeding $1 billion. Prior to October 31, 2010, the Advisor was entitled to receive from the Fund a fee, computed and payable daily at the annual rate of 1.00% on the first $500 million of its average daily net assets; 0.85% on the next $500 million of its average daily net assets; and 0.80% on average daily net assets exceeding $1 billion. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.95% for advisory services.

24

Munder Growth Opportunities Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $244,565 before payment of sub-administration fees and $165,067 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1287% for administrative services.

During the period ended December 31, 2010, each Trustee of MST and MSTII was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for

25

Munder Growth Opportunities Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class R
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees

0.25%	1.00%	1.00%	1.00%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $234,670,111 and $271,411,626, respectively, for the period ended December 31, 2010.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $51,604,933, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $40,057,679 and net appreciation for financial reporting purposes was $11,547,254. At December 31, 2010, aggregate cost for financial reporting purposes was $390,027,964.

6.	Investment Concentration

The Fund is subject to a fundamental policy, which cannot be changed without shareholder approval, to concentrate (i.e., invest at least 25% of its total assets) in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

26

Munder Growth Opportunities Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

7.	Affiliated Company Securities

The term “affiliated company” includes any company in which the Fund has the power to vote at least 5% of the company’s outstanding voting securities and any company that is under common control with the Fund. At, or during the period ended December 31, 2010, the Fund held the following security of a company that could be deemed to be an affiliated company:

Affiliated	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/10	Cost	Shares	Proceeds	Shares	12/31/10	Income	Gain

TheStreet.com Inc.*	$5,065,171	$286,076	97,074	$935,021	225,498	$3,620,023	$46,395	$110,360

*	Affiliated through December 5, 2010.

8.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $2,432.

9.	Fair Fund Distribution Proceeds

The Fund received payments during the year ended June 30, 2010 related to an SEC administrative proceeding of $872,803. This amount is recorded as Fair fund distribution in the Fund’s Statement of Changes in Net Assets.

10.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Income Tax Information (Unaudited)

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally

27

Munder Growth Opportunities Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, net operating losses, Fair fund distribution payments, expired capital loss carryforwards and security basis and capital loss adjustments related to the merger with Munder Technology Fund were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-In Capital

$6,251,418	$2,101,990,984	$(2,108,242,402)

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Post October	Capital Loss	Unrealized
Loss	Carryover	Depreciation	Total

$(57,401)	$(1,366,990,998)	$(65,964,062)	$(1,433,012,461)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes, $1,366,990,998 of unused capital losses of which $864,896,630, $245,904,886, $158,927,662, $48,842,725, $8,435,734 and $39,983,361 expire in 2011, 2012, 2013, 2014, 2016 and 2017, respectively. In addition, $2,539,920 of the losses expiring in 2011, $1,941,949 of the losses expiring in 2011 and $17,774,805 of the losses expiring in 2014, 2016 and 2017, may be further limited as these amounts were acquired in the reorganizations with the Amerindo Technology Fund that occurred on October 21, 2005, the Munder @Vantage Fund that occurred on December 14, 2007 and the Munder Technology Fund that occurred on April 23, 2010, respectively.

The Fund utilized capital loss carryovers during the year ended June 30, 2010 in the amount of $25,003,361. During the current year, $2,109,628,308 of capital loss carryovers expired unused.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year.

28

Munder Growth Opportunities Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The Fund has elected to defer net foreign currency losses arising between November 1, 2009 and June 30, 2010 of $57,401.

12.	Subsequent Events

Effective March 1, 2011, the Advisor has agreed to contractually reduce the investment advisory fee for the Fund to 0.75% of the first $1 billion of average daily net assets, 0.725% of the next $1 billion of average daily net assets, and 0.70% of average daily net assets in excess of $2 billion. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

13.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

14.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

29

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31

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNGROWTH1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder Large-Cap Growth Fund
Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

 * As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. A substantial portion of the Fund’s assets is invested in information technology securities, which tend to be relatively volatile. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of December 31, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Michael Gura, Mark Lebovitz and Kenneth Smith*

The equity markets had strong performance for the six-month time period ended December 31, 2010, with most U.S. stock market indices posting double-digit returns. Although large-cap stocks lagged both small-cap and mid-cap stocks during that six-month time period, growth stocks outperformed value stocks across all capitalization ranges of the market, boosting the Fund’s Russell 1000® Growth benchmark to a 26.37% return for the six-month time period. The Munder Large-Cap Growth Fund also had strong performance, posting a 24.11% return for the six-month time period, but lagging its Russell benchmark and the 25.34% median return for the Lipper large-cap growth universe. Stock selection in the information technology, energy, telecommunication services and materials sectors had the greatest positive impact on the Fund’s relative performance. In contrast, the Fund’s industrials and consumer discretionary sectors had a negative impact on the Fund’s relative strength.

The lack of a position in Cummins, Inc. and Deere & Co., two benchmark stocks with strong returns for the six-month time period, held back the relative return of the Fund’s industrials sector. The sector’s performance was also hurt by an overweight in The Boeing Co. (1.1% of the Fund), an aerospace and defense company, and a position in URS Corp., an engineering, construction and technical services company. URS Corp. was eliminated from the Fund in August. Overweights in Expedia, Inc. (1.3%), an online travel company, Aeropostale, a clothing retailer, and Big Lots, Inc., a closeout retailer, contributed to the weakness of the Fund’s consumer discretionary sector. Aeropostale and Big Lots were eliminated from the Fund in August and November, respectively. An underweight in Amazon.com, Inc. (1.0%) also contributed to the sector’s relative weakness.

Turning to the factors that had a positive impact on relative performance, the Fund’s information technology sector added over one percentage point to relative strength. The primary contributor to the strength of the sector was an overweight in Monster Worldwide, Inc. (1.2%). The company provides a network of online career services, including a job search website. Four stocks held in the Fund but not represented in the Fund’s Russell 1000® Growth benchmark also helped to boost the returns of the sector. These stocks included Check Point Software Technologies, Ltd. (0.7%) and three Chinese Internet software and services stocks: Sohu.com, Inc. (1.2%), Sina Corp. (1.3%) and Baidu, Inc. (1.6%). A position in Peabody Energy Corp. (1.3%), a coal company, was the key contributor to the relative strength of the Fund’s energy sector, while a position in Qwest Communications International, Inc. (1.1%) boosted the performance of the Fund’s telecommunication services sector. The relative strength of the Fund’s materials sector was due primarily to overweights in Freeport-McMoRan Copper & Gold, Inc. (1.7%), a diversified metals and mining company, and Lubrizol Corp., a specialty chemicals company. Lubrizol was eliminated from the Fund in November due to valuation concerns and the opportunity to invest in companies that we viewed as more attractive candidates for the Fund’s materials sector.

iii

*	Messrs. Lebovitz and Smith became members of the Fund’s portfolio management team in August 2010, and were therefore not involved in its management during the entire six months ended December 31, 2010.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of large-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the Fund and class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,241.10	$9.43	1.67%
Class A	$1,000.00	$1,240.24	$10.84	1.92%
Class B	$1,000.00	$1,235.64	$14.99	2.66%
Class C	$1,000.00	$1,234.31	$14.98	2.66%
Class K	$1,000.00	$1,239.42	$10.56	1.87%

Hypothetical
Class Y	$1,000.00	$1,016.79	$8.49	1.67%
Class A	$1,000.00	$1,015.53	$9.75	1.92%
Class B	$1,000.00	$1,011.80	$13.49	2.66%
Class C	$1,000.00	$1,011.80	$13.49	2.66%
Class K	$1,000.00	$1,015.78	$9.50	1.87%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Large-Cap Growth Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 99.1%
Consumer Discretionary — 13.4%
Auto Components — 1.5%
18,740	Johnson Controls Inc	$715,868

Automobiles — 2.0%
55,245	Ford Motor Co †	927,563

Hotels, Restaurants & Leisure — 0.9%
9,905	Home Inns & Hotels Management Inc, ADR †	405,709

Internet & Catalog Retail — 3.3%
2,705	Amazon.com Inc †	486,900
23,395	Expedia Inc	586,981
1,175	priceline.com Inc †	469,471

		1,543,352

Media — 1.2%
14,285	DIRECTV, Class A †	570,400

Multiline Retail — 2.4%
9,827	Dollar Tree Inc †	551,098
9,085	Target Corp	546,281

		1,097,379

Specialty Retail — 2.1%
13,745	PetSmart Inc	547,326
31,385	Sally Beauty Holdings Inc †	456,024

		1,003,350

Total Consumer Discretionary		6,263,621

Consumer Staples — 8.2%
Beverages — 4.2%
21,500	Cia de Bebidas das Americas, ADR	667,145
13,760	Dr Pepper Snapple Group Inc	483,802
12,715	PepsiCo Inc/NC	830,671

		1,981,618

Food & Staples Retailing — 1.3%
10,870	Wal-Mart Stores Inc	586,219

Food Products — 1.0%
9,380	TreeHouse Foods Inc †	479,224

Personal Products — 0.5%
7,565	Nu Skin Enterprises Inc, Class A	228,917

See Notes to Financial Statements.

1

Munder Large-Cap Growth Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Tobacco — 1.2%
9,875	Philip Morris International Inc	$577,984

Total Consumer Staples		3,853,962

Energy — 11.8%
Energy Equipment & Services — 1.5%
8,410	Schlumberger Ltd	702,235

Oil, Gas & Consumable Fuels — 10.3%
9,535	Chevron Corp	870,069
9,220	ConocoPhillips	627,882
30,250	Exxon Mobil Corp	2,211,880
5,320	Occidental Petroleum Corp	521,892
9,515	Peabody Energy Corp	608,769

		4,840,492

Total Energy		5,542,727

Financials — 4.3%
Commercial Banks — 1.1%
21,845	Itau Unibanco Holding SA, ADR	524,498

Consumer Finance — 2.6%
14,300	American Express Co	613,756
22,350	Ezcorp Inc, Class A †	606,356

		1,220,112

Real Estate Investment Trusts (REITs) — 0.6%
4,970	Digital Realty Trust Inc	256,154

Total Financials		2,000,764

Health Care — 10.3%
Biotechnology — 2.1%
7,435	Celgene Corp †	439,706
14,610	Gilead Sciences Inc †	529,466

		969,172

Health Care Equipment & Supplies — 0.9%
1,670	Intuitive Surgical Inc †	430,442

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care (Continued)
Health Care Providers & Services — 3.7%
12,110	Catalyst Health Solutions Inc †	$562,994
76,350	Health Management Associates Inc, Class A †	728,379
7,130	Medco Health Solutions Inc †	436,855

		1,728,228

Health Care Technology — 0.5%
5,660	athenahealth Inc †	231,947

Pharmaceuticals — 3.1%
14,380	Abbott Laboratories	688,946
9,960	Teva Pharmaceutical Industries Ltd, ADR	519,215
4,605	Watson Pharmaceuticals Inc †	237,848

		1,446,009

Total Health Care		4,805,798

Industrials — 11.3%
Aerospace & Defense — 3.0%
7,900	Boeing Co/The	515,554
11,060	United Technologies Corp	870,643

		1,386,197

Air Freight & Logistics — 1.3%
8,410	United Parcel Service Inc, Class B	610,398

Commercial Services & Supplies — 0.8%
12,795	Waste Connections Inc	352,246

Construction & Engineering — 0.9%
22,330	Quanta Services Inc †	444,814

Industrial Conglomerates — 1.9%
4,105	3M Co	354,262
30,460	General Electric Co	557,113

		911,375

Machinery — 1.8%
8,855	Caterpillar Inc	829,359

Professional Services — 0.5%
6,325	FTI Consulting Inc †	235,796

Road & Rail — 1.1%
5,570	Union Pacific Corp	516,116

Total Industrials		5,286,301

See Notes to Financial Statements.

3

Munder Large-Cap Growth Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology — 34.5%
Communications Equipment — 3.9%
51,272	Cisco Systems Inc †	$1,037,233
15,560	QUALCOMM Inc	770,064

		1,807,297

Computers & Peripherals — 8.3%
7,560	Apple Inc †	2,438,554
14,935	EMC Corp/Massachusetts †	342,011
18,195	Hewlett-Packard Co	766,009
6,580	NetApp Inc †	361,637

		3,908,211

Information Technology Services — 1.2%
3,835	International Business Machines Corp	562,825

Internet Software & Services — 9.1%
7,945	Baidu Inc/China, ADR †	766,931
2,490	Google Inc, Class A †	1,478,985
23,505	Monster Worldwide Inc †	555,423
8,805	Sina Corp/China †	605,960
8,970	Sohu.com Inc †	569,505
16,055	Yahoo! Inc †	266,995

		4,243,799

Semiconductors & Semiconductor Equipment — 3.6%
27,660	Applied Materials Inc	388,623
42,335	Intel Corp	890,305
14,070	Skyworks Solutions Inc †	402,824

		1,681,752

Software — 8.4%
20,625	BMC Software Inc †	972,263
7,320	Check Point Software Technologies Ltd †	338,623
35,045	Microsoft Corp	978,456
27,325	Oracle Corp	855,273
5,085	Red Hat Inc †	232,130
21,670	Synopsys Inc †	583,140

		3,959,885

Total Information Technology		16,163,769

See Notes to Financial Statements.

4

Shares		Value(a)

Materials — 3.2%
Chemicals — 1.0%
4,830	Praxair Inc	$461,120

Metals & Mining — 2.2%
6,560	Freeport-McMoRan Copper & Gold Inc	787,791
4,010	Newmont Mining Corp	246,334

		1,034,125

Total Materials		1,495,245

Telecommunication Services — 1.1%
Diversified Telecommunication Services — 1.1%
66,275	Qwest Communications International Inc	504,353

Utilities — 1.0%
Electric Utilities — 1.0%
7,975	ITC Holdings Corp	494,291

TOTAL COMMON STOCKS
(Cost $34,894,428)		46,410,831

INVESTMENT COMPANY — 1.2%
(Cost $547,757)
547,757	State Street Institutional Liquid Reserves Fund	547,757

TOTAL INVESTMENTS
(Cost $35,442,185)	100.3%	46,958,588
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(121,854)

NET ASSETS	100.0%	$46,836,734

†	Non-income producing security.

(a)	As of December 31, 2010, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

5

Munder Large-Cap Growth Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

At December 31, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	89.7%	$42,013,244
China	5.0	2,348,105
Brazil	2.6	1,191,644
Israel	1.8	857,838

TOTAL COMMON STOCKS	99.1	46,410,831
INVESTMENT COMPANY	1.2	547,757

TOTAL INVESTMENTS	100.3	46,958,588
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(121,854)

NET ASSETS	100.0%	$46,836,734

See Notes to Financial Statements.

6

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7

Munder Large-Cap Growth Fund

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$46,958,588
Dividends receivable	36,528
Prepaid expenses and other assets	51,338

Total Assets	47,046,454

LIABILITIES:
Payable for Fund shares redeemed	8,521
Trustees’ fees and expenses payable	145,328
Transfer agency/record keeping fees payable	17,429
Administration fees payable	6,803
Distribution and shareholder servicing fees payable — Class A, B and C Shares	4,866
Custody fees payable	3,065
Shareholder servicing fees payable — Class K Shares	2,102
Investment advisory fees payable	965
Accrued expenses and other payables	20,641

Total Liabilities	209,720

NET ASSETS	$46,836,734

Investments, at cost	$35,442,185

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(64,218)
Accumulated net realized loss on investments sold	(22,904,887)
Net unrealized appreciation of investments	11,516,403
Paid-in capital	58,289,436

$46,836,734

NET ASSETS:
Class Y Shares	$22,152,153

Class A Shares	$12,900,470

Class B Shares	$401,370

Class C Shares	$2,113,122

Class K Shares	$9,269,619

SHARES OUTSTANDING:
Class Y Shares	1,443,784

Class A Shares	883,211

Class B Shares	32,173

Class C Shares	167,795

Class K Shares	632,713

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$15.34

CLASS A SHARES:
Net asset value and redemption price per share	$14.61

Maximum sales charge	5.50%
Maximum offering price per share	$15.46

CLASS B SHARES:
Net asset value and offering price per share*	$12.48

CLASS C SHARES:
Net asset value and offering price per share*	$12.59

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$14.65

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Growth Fund

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$482,938

Total Investment Income	482,938

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	15,157
Class B Shares	2,071
Class C Shares	10,157
Shareholder servicing fees:
Class K Shares	19,622
Investment advisory fees	192,604
Trustees’ fees and expenses	46,947
Administration fees	43,325
Transfer agency/record keeping fees	42,874
Registration and filing fees	28,947
Custody fees	21,856
Legal and audit fees	20,838
Printing and mailing fees	17,854
Other	8,946

Total Expenses	471,198

NET INVESTMENT INCOME	11,740

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	4,058,832
Net change in unrealized appreciation/(depreciation) of securities	6,763,703

Net realized and unrealized gain on investments	10,822,535

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,834,275

(a)	Net of foreign withholding taxes of $2,070.

See Notes to Financial Statements.

10

Munder Large-Cap Growth Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income/(loss)	$11,740	$(120,860)
Net realized gain from security transactions and litigation proceeds	4,058,832	6,034,935
Net change in net unrealized appreciation/(depreciation) of securities	6,763,703	1,468,057

Net increase in net assets resulting from operations	10,834,275	7,382,132
Dividends to shareholders from net investment income:
Class Y Shares	—	(98,146)
Class A Shares	—	(20,136)
Class K Shares	—	(38,792)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(1,455,512)	(7,355,006)
Class A Shares	(765,657)	(1,253,138)
Class B Shares	(211,564)	(581,300)
Class C Shares	(224,401)	(369,297)
Class K Shares	(10,321,413)	(10,224,018)

Net decrease in net assets	(2,144,272)	(12,557,701)
NET ASSETS:
Beginning of period	48,981,006	61,538,707

End of period	$46,836,734	$48,981,006

Accumulated distributions in excess of net investment income	$(64,218)	$(75,958)

See Notes to Financial Statements.

11

Munder Large-Cap Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$423,681	$1,014,424
Issued as reinvestment of dividends	—	66,043
Redeemed	(1,879,193)	(8,435,473)

Net decrease	$(1,455,512)	$(7,355,006)

Class A Shares:
Sold*	$338,265	$1,838,016
Issued as reinvestment of dividends	—	13,707
Redeemed	(1,103,922)	(3,104,861)

Net decrease	$(765,657)	$(1,253,138)

Class B Shares:
Sold	$9,151	$26,563
Redeemed*	(220,715)	(607,863)

Net decrease	$(211,564)	$(581,300)

Class C Shares:
Sold	$51,294	$48,667
Redeemed	(275,695)	(417,964)

Net decrease	$(224,401)	$(369,297)

Class K Shares:
Sold	$74,047	$398,213
Issued as reinvestment of dividends	—	1,630
Redeemed	(10,395,460)	(10,623,861)

Net decrease	$(10,321,413)	$(10,224,018)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	28,570	76,865
Issued as reinvestment of dividends	—	4,907
Redeemed	(133,556)	(648,487)

Net decrease	(104,986)	(566,715)

Class A Shares:
Sold*	24,210	144,337
Issued as reinvestment of dividends	—	1,068
Redeemed	(83,125)	(251,553)

Net decrease	(58,915)	(106,148)

Class B Shares:
Sold	790	2,515
Redeemed*	(20,740)	(56,480)

Net decrease	(19,950)	(53,965)

Class C Shares:
Sold	4,432	4,531
Redeemed	(25,281)	(38,618)

Net decrease	(20,849)	(34,087)

Class K Shares:
Sold	5,057	31,611
Issued as reinvestment of dividends	—	126
Redeemed	(750,836)	(856,114)

Net decrease	(745,779)	(824,377)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year		Year	Year	Year	Year
	12/31/10(b)		Ended		Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$12.36		$11.20		$16.33	$19.00	$16.07	$15.35

Income/(loss) from investment operations:
Net investment income/(loss)	0.01		(0.00	)(c)	0.05	(0.02)	0.02	0.02
Net realized and unrealized gain/(loss) on investments	2.97		1.21		(5.18)	(1.30)	2.91	0.62

Total from investment operations	2.98		1.21		(5.13)	(1.32)	2.93	0.64

Less distributions:
Dividends from net investment income	—		(0.05)		—	—	—	—
Distributions from net realized gains	—		—		—	(1.35)	—	(0.00	)(c)

Total distributions	—		(0.05)		—	(1.35)	—	(0.00	)(c)

Short-term trading fees	—		—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—		—	—	—	0.08

Net asset value, end of period	$15.34		$12.36		$11.20	$16.33	$19.00	$16.07

Total return(d)	24.11%		10.80	%(f)	(31.41)%	(7.98)%	18.31%	4.63	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,152		$19,144		$23,701	$40,567	$42,544	$47,636
Ratio of operating expenses to average net assets	1.67	%(g)	1.46%		1.36%	1.19%	1.20%	1.23%
Ratio of net investment income/(loss) to average net assets	0.19	%(g)	(0.01)%		0.40%	(0.11)%	0.10%	0.13%
Portfolio turnover rate	55%		92%		91%	98%	90%	60%
Ratio of operating expenses to average net assets without expense reimbursements	1.67	%(g)	1.46%		1.36%	1.19%	1.20%	1.23%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 16, 1993 and August 4, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 4.11% for Class Y Shares and 3.91% for Class A Shares.

(f)	If the Fund had not received litigation proceeds, the total return would have been 8.84% for Class Y Shares and 8.51% for Class A Shares.

(g)	Annualized.

See Notes to Financial Statements.

14

A Shares
Period Ended		Year		Year	Year	Year	Year
12/31/10(b)		Ended		Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$11.78		$10.68		$15.61	$18.26	$15.48	$14.82

(0.00	)(c)	(0.03)		0.02	(0.06)	(0.02)	(0.02)
2.83		1.15		(4.95)	(1.24)	2.80	0.60

2.83		1.12		(4.93)	(1.30)	2.78	0.58

—		(0.02)		—	—	—	—
—		—		—	(1.35)	—	—

—		(0.02)		—	(1.35)	—	—

—		—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—		—	—	—	0.08

$14.61		$11.78		$10.68	$15.61	$18.26	$15.48

24.02%		10.48	%(f)	(31.58)%	(8.20)%	17.96%	4.45	%(e)

$12,900		$11,100		$11,196	$22,142	$26,807	$28,995
1.92	%(g)	1.71%		1.61%	1.44%	1.45%	1.48%
(0.05	)%(g)	(0.26)%		0.14%	(0.36)%	(0.14)%	(0.12)%
55%		92%		91%	98%	90%	60%
1.92	%(g)	1.71%		1.61%	1.44%	1.45%	1.48%

See Notes to Financial Statements.

15

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year		Year	Year	Year	Year
	12/31/10(b)		Ended		Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.10		$9.21		$13.56	$16.14	$13.79	$13.31

Income/(loss) from investment operations:
Net investment loss	(0.05)		(0.11)		(0.06)	(0.17)	(0.13)	(0.12)
Net realized and unrealized gain/(loss) on investments	2.43		1.00		(4.29)	(1.06)	2.48	0.53

Total from investment operations	2.38		0.89		(4.35)	(1.23)	2.35	0.41

Less distributions:
Distributions from net realized gains	—		—		—	(1.35)	—	—

Total distributions	—		—		—	(1.35)	—	—

Short-term trading fees	—		—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—		—	—	—	0.07

Net asset value, end of period	$12.48		$10.10		$9.21	$13.56	$16.14	$13.79

Total return(d)	23.56%		9.66	%(f)	(32.08)%	(8.88)%	17.04%	3.61	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$401		$527		$977	$2,394	$2,788	$2,992
Ratio of operating expenses to average net assets	2.66	%(g)	2.46%		2.36%	2.19%	2.20%	2.23%
Ratio of net investment loss to average net assets	(0.80	)%(g)	(1.03)%		(0.61)%	(1.11)%	(0.90)%	(0.88)%
Portfolio turnover rate	55%		92%		91%	98%	90%	60%
Ratio of operating expenses to average net assets without expense reimbursements	2.66	%(g)	2.46%		2.36%	2.19%	2.20%	2.23%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on April 29, 1993 and September 20, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 3.08% for Class B Shares and 3.06% for Class C Shares.

(f)	If the Fund had not received litigation proceeds, the total return would have been 7.71% for Class B Shares and 7.74% for Class C Shares.

(g)	Annualized.

See Notes to Financial Statements.

16

C Shares
Period Ended		Year		Year	Year	Year	Year
12/31/10(b)		Ended		Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$10.20		$9.30		$13.69	$16.28	$13.91	$13.42

(0.05)		(0.11)		(0.06)	(0.17)	(0.13)	(0.12)
2.44		1.01		(4.33)	(1.07)	2.50	0.54

2.39		0.90		(4.39)	(1.24)	2.37	0.42

—		—		—	(1.35)	—	—

—		—		—	(1.35)	—	—

—		—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—		—	—	—	0.07

$12.59		$10.20		$9.30	$13.69	$16.28	$13.91

23.43%		9.68	%(f)	(32.07)%	(8.87)%	17.12%	3.58	%(e)

$2,113		$1,924		$2,071	$3,613	$3,550	$3,578
2.66	%(g)	2.46%		2.37%	2.19%	2.20%	2.23%
(0.81	)%(g)	(1.01)%		(0.61)%	(1.11)%	(0.89)%	(0.87)%
55%		92%		91%	98%	90%	60%
2.66	%(g)	2.46%		2.37%	2.19%	2.20%	2.23%

See Notes to Financial Statements.

17

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Period Ended		Year		Year	Year	Year	Year
	12/31/10(b)		Ended		Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$11.81		$10.71		$15.65	$18.31	$15.52	$14.86

Income/(loss) from investment operations:
Net investment income/(loss)	0.00	(c)	(0.03)		0.02	(0.06)	(0.02)	(0.01)
Net realized and unrealized gain/(loss) on investments	2.84		1.15		(4.96)	(1.25)	2.81	0.59

Total from investment operations	2.84		1.12		(4.94)	(1.31)	2.79	0.58

Less distributions:
Dividends from net investment income	—		(0.02)		—	—	—	—
Distributions from net realized gains	—		—		—	(1.35)	—	—

Total distributions	—		(0.02)		—	(1.35)	—	—

Short-term trading fees	—		—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—		—	—	—	0.08

Net asset value, end of period	$14.65		$11.81		$10.71	$15.65	$18.31	$15.52

Total return(d)	23.94%		10.55	%(f)	(31.57)%	(8.23)%	17.98%	4.44	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,270		$16,286		$23,593	$42,350	$45,968	$48,099
Ratio of operating expenses to average net assets	1.87	%(g)	1.71%		1.61%	1.44%	1.45%	1.46%
Ratio of net investment income/(loss) to average net assets	0.06	%(g)	(0.26)%		0.15%	(0.36)%	(0.14)%	(0.07)%
Portfolio turnover rate	55%		92%		91%	98%	90%	60%
Ratio of operating expenses to average net assets without expense reimbursements	1.87	%(g)	1.71%		1.61%	1.44%	1.45%	1.46%

(a)	Class K Shares of the Fund commenced operations on June 23, 1995.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 3.90% for Class K Shares.

(f)	If the Fund had not received litigation proceeds, the total return would have been 8.59% for Class K Shares.

(g)	Annualized.

See Notes to Financial Statements.

18

Munder Large-Cap Growth Fund

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Large-Cap Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

19

Munder Large-Cap Growth Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by a Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Munder Large-Cap Growth Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$46,958,588
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$46,958,588

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the receiving Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated

21

Munder Large-Cap Growth Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (“the Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $1 billion of its average daily net assets; 0.725% on the next $1 billion of average daily net assets; and 0.70% on average daily net assets exceeding $2 billion. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $43,325 before payment of sub-administration fees and $28,724 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1687% for administrative services.

As of December 31, 2010, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica

22

Munder Large-Cap Growth Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Bank earned $1,295 for its administrative, record keeping and other related services provided to the Fund for the period ended December 31, 2010.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, if any, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

23

Munder Large-Cap Growth Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the period ended December 31, 2010, the Fund paid $717 to Comerica Securities and $18,836 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities for the Fund were $26,748,460 and $38,047,443 respectively, for the period ended December 31, 2010.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $11,729,042 aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $212,639 and net appreciation for financial reporting purposes was $11,516,403. At December 31, 2010, aggregate cost for financial reporting purposes was $35,442,185.

6.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $352.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

Munder Large-Cap Growth Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from net operating losses, distributions in excess of current earnings and expired carry forward losses were reclassified at year-end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated	Paid-in
Investment Loss	Net Realized Loss	Capital

$93,684	$632,428	$(726,112)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009, was as follows:

Ordinary
Income
June 30, 2010	$157,074
June 30, 2009	—

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Capital	Unrealized
Loss Carryover	Appreciation	Total

$(26,420,823)	$4,209,802	$(22,211,021)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes, $26,420,823 of unused capital losses of which $15,433,719 and $10,987,104 expire in 2017 and 2018, respectively.

The Fund had $632,428 of capital loss carryforwards expire during the current year unused.

25

Munder Large-Cap Growth Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

9.	Subsequent Events

Management has reviewed subsequent events through the date these financial statements were issued, and determined that no events have occurred that require disclosure.

10.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

26

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27

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNLCG1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder Large-Cap Value Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*(, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

(* As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, the Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of December 31, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Robert Crosby, John Kreiter and Joseph Skornicka*

The equity market had strong returns for the six months ended December 31, 2010, with most U.S. stock market indices generating double-digit returns. Large-cap value stocks faced some headwinds, however, with large-cap stocks trailing small- and mid-cap stocks for the six-month time period, and value stocks trailing growth stocks across all capitalization ranges of the stock market. Nonetheless, the Munder Large-Cap Value Fund had strong absolute performance, posting a 20.75% return. In relative terms, however, it lagged the 21.74% return of its Russell 1000® Value benchmark and the 21.74% median return for the Lipper large-cap value universe. The sectors of the Fund with the greatest relative strength included industrials, financials and telecommunication services. Weaker sectors included energy, health care and consumer staples.

The primary reason for the lagging performance of the Fund’s energy sector was the lack of positions in some of the strong performing stocks in the benchmark’s energy sector, including Anadarko Petroleum Corp. A position in Cimarex Energy Co., which was sold from the Fund in July, also detracted from the sector’s relative return. A position in Teva Pharmaceutical Industries, Ltd. (1.2% of the Fund) and an overweight in Abbot Laboratories (1.4%) were largely responsible for the relative weakness of the Fund’s health care sector. Overweights in Dr. Pepper Snapple Group, Inc. (1.0%), General Mills, Inc. (0.9%) and The J.M. Smucker Co. (1.2%) detracted from the relative performance of the Fund’s consumer staples sector.

Turning to the factors contributing positively to the Fund’s relative performance, strength in the Fund’s industrials sector was largely due to positions in three stocks that are not represented in the Fund’s benchmark, including two manufacturers of electrical components & equipment, AMETEK, Inc. (1.2%) and Cooper Industries PLC (1.5%), and Cummins, Inc. (0.6%), a manufacturer of heavy trucks and construction and farm machinery. An overweight in Eaton Corp. (1.2%), a manufacturer of industrial machinery, also contributed to the sector’s relative strength.

*	Mr. Crosby became a member of the portfolio management team in January 2011, and was not involved in the Fund’s management during the six months ended December 31, 2010.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 1000® Value Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower expected growth values. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of large-cap value funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of each Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of either Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

iv

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,207.47	$8.68	1.56%
Class A	$1,000.00	$1,206.73	$10.07	1.81%
Class B	$1,000.00	$1,201.91	$14.15	2.55%
Class C	$1,000.00	$1,202.11	$14.21	2.56%
Class K	$1,000.00	$1,206.54	$9.90	1.78%
Class R	$1,000.00	$1,205.60	$11.51	2.07%

Hypothetical
Class Y	$1,000.00	$1,017.34	$7.93	1.56%
Class A	$1,000.00	$1,016.08	$9.20	1.81%
Class B	$1,000.00	$1,012.35	$12.93	2.55%
Class C	$1,000.00	$1,012.30	$12.98	2.56%
Class K	$1,000.00	$1,016.23	$9.05	1.78%
Class R	$1,000.00	$1,014.77	$10.51	2.07%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

v

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vi

Munder Large-Cap Value Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 101.3%
Consumer Discretionary — 7.8%
Hotels, Restaurants & Leisure — 1.0%
14,370	Carnival Corp	$662,601

Household Durables — 0.5%
18,590	Toll Brothers Inc †	353,210

Leisure Equipment & Products — 0.7%
10,705	Hasbro Inc	505,062

Media — 2.9%
16,890	Time Warner Cable Inc	1,115,247
23,340	Walt Disney Co/The	875,483

		1,990,730

Specialty Retail — 1.0%
19,860	Home Depot Inc	696,291

Textiles, Apparel & Luxury Goods — 1.7%
11,410	Coach Inc	631,087
5,820	VF Corp	501,568

		1,132,655

Total Consumer Discretionary		5,340,549

Consumer Staples — 9.7%
Beverages — 1.0%
20,290	Dr Pepper Snapple Group Inc	713,396

Food & Staples Retailing — 2.3%
19,365	CVS Caremark Corp	673,321
16,200	Wal-Mart Stores Inc	873,666

		1,546,987

Food Products — 3.2%
16,970	General Mills Inc	603,962
12,330	JM Smucker Co/The	809,465
23,660	Kraft Foods Inc, Class A	745,527

		2,158,954

Household Products — 2.4%
25,870	Procter & Gamble Co/The	1,664,217

Tobacco — 0.8%
8,880	Philip Morris International Inc	519,746

Total Consumer Staples		6,603,300

See Notes to Financial Statements.

1

Munder Large-Cap Value Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 12.5%
Energy Equipment & Services — 2.4%
7,810	Cameron International Corp †	$396,201
7,890	National Oilwell Varco Inc	530,603
18,730	Noble Corp	669,972

		1,596,776

Oil, Gas & Consumable Fuels — 10.1%
12,985	Apache Corp	1,548,202
16,900	Chevron Corp	1,542,125
11,410	ConocoPhillips	777,021
18,380	Marathon Oil Corp	680,611
14,935	Occidental Petroleum Corp	1,465,123
24,790	QEP Resources Inc	900,125

		6,913,207

Total Energy		8,509,983

Financials — 27.4%
Capital Markets — 3.9%
30,640	Bank of New York Mellon Corp/The	925,328
6,130	Goldman Sachs Group Inc/The	1,030,821
29,100	Invesco Ltd	700,146

		2,656,295

Commercial Banks — 5.8%
55,400	Huntington Bancshares Inc/OH	380,598
52,360	US Bancorp	1,412,149
69,170	Wells Fargo & Co	2,143,578

		3,936,325

Consumer Finance — 0.9%
13,910	American Express Co	597,017

Diversified Financial Services — 5.9%
233,580	Citigroup Inc †	1,104,834
69,239	JPMorgan Chase & Co	2,937,118

		4,041,952

Insurance — 8.1%
20,551	ACE Ltd	1,279,300
9,240	Allied World Assurance Co Holdings Ltd	549,226
41,720	Allstate Corp/The	1,330,033
18,660	MetLife Inc	829,250

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance (Continued)
12,680	Reinsurance Group of America Inc	$681,043
35,640	Unum Group	863,201

		5,532,053

Real Estate Investment Trusts (REITs) — 2.8%
33,245	Annaly Capital Management Inc	595,750
80,470	Chimera Investment Corp	330,732
4,700	Essex Property Trust Inc	536,834
4,183	Simon Property Group Inc	416,167

		1,879,483

Total Financials		18,643,125

Health Care — 12.5%
Health Care Equipment & Supplies — 0.9%
13,800	Covidien PLC	630,108

Health Care Providers & Services — 2.2%
16,370	AmerisourceBergen Corp	558,544
14,310	CIGNA Corp	524,605
10,890	UnitedHealth Group Inc	393,238

		1,476,387

Life Sciences Tools & Services — 0.7%
8,730	Thermo Fisher Scientific Inc †	483,293

Pharmaceuticals — 8.7%
19,230	Abbott Laboratories	921,309
8,020	GlaxoSmithKline PLC, ADR	314,544
20,500	Johnson & Johnson	1,267,925
36,910	Merck & Co Inc	1,330,237
72,476	Pfizer Inc	1,269,055
15,795	Teva Pharmaceutical Industries Ltd, ADR	823,393

		5,926,463

Total Health Care		8,516,251

Industrials — 10.6%
Aerospace & Defense — 1.6%
2,880	Precision Castparts Corp	400,925
9,008	United Technologies Corp	709,110

		1,110,035

Construction & Engineering — 1.1%
25,430	Aecom Technology Corp †	711,277

See Notes to Financial Statements.

3

Munder Large-Cap Value Fund
 Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Electrical Equipment — 3.5%
21,675	AMETEK Inc	$850,744
17,680	Cooper Industries PLC	1,030,567
9,120	Emerson Electric Co	521,390

		2,402,701

Industrial Conglomerates — 1.6%
59,525	General Electric Co	1,088,712

Machinery — 2.8%
3,800	Cummins Inc	418,038
8,100	Eaton Corp	822,231
19,510	Oshkosh Corp †	687,533

		1,927,802

Total Industrials		7,240,527

Information Technology — 6.1%
Computers & Peripherals — 0.6%
1,195	Apple Inc †	385,459

Electronic Equipment & Instruments — 0.7%
26,760	Corning Inc	517,003

Semiconductors & Semiconductor Equipment — 1.1%
36,130	Intel Corp	759,814

Software — 3.7%
8,450	BMC Software Inc †	398,333
43,030	Microsoft Corp	1,201,398
33,320	Synopsys Inc †	896,641

		2,496,372

Total Information Technology		4,158,648

Materials — 3.5%
Chemicals — 2.8%
10,080	Celanese Corp, Series A	414,994
8,440	PPG Industries Inc	709,551
8,588	Praxair Inc	819,896

		1,944,441

Metals & Mining — 0.7%
3,870	Freeport-McMoRan Copper & Gold Inc	464,748

Total Materials		2,409,189

See Notes to Financial Statements.

4

Shares		Value(a)

Telecommunication Services — 5.1%
Diversified Telecommunication Services — 5.1%
55,785	AT&T Inc	$1,638,963
245,150	Qwest Communications International Inc	1,865,592

Total Telecommunication Services		3,504,555

Utilities — 6.1%
Electric Utilities — 3.0%
21,900	Edison International	845,340
9,967	Exelon Corp	415,026
13,170	ITC Holdings Corp	816,277

		2,076,643

Gas Utilities — 1.0%
37,120	Questar Corp	646,259

Independent Power Producers & Energy Traders — 0.4%
13,370	NRG Energy Inc †	261,250

Multi-Utilities — 1.7%
17,620	CMS Energy Corp	327,732
48,460	NiSource Inc	853,865

		1,181,597

Total Utilities		4,165,749

TOTAL COMMON STOCKS
(Cost $54,866,484)		69,091,876

INVESTMENT COMPANY — 0.1%
(Cost $20,369)
20,369	State Street Institutional Liquid Reserves Fund	20,369

TOTAL INVESTMENTS
(Cost $54,886,853)	101.4%	69,112,245
OTHER ASSETS AND LIABILITIES (Net)	(1.4)	(922,600)

NET ASSETS	100.0%	$68,189,645

†	Non-income producing security.

(a)	As of December 31, 2010, the values of the securities of the Fund were determined based on Level 1 inputs established by Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR — American Depositary Receipt

See Notes to Financial Statements.

5

Munder Large-Cap Value Fund
 Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

At December 31, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	95.1%	$64,825,333
Switzerland	3.7	2,498,498
Israel	1.2	823,393
Ireland	0.9	630,108
United Kingdom	0.4	314,544

TOTAL COMMON STOCKS	101.3	69,091,876
INVESTMENT COMPANY	0.1	20,369

TOTAL INVESTMENTS	101.4	69,112,245
OTHER ASSETS AND LIABILITIES (Net)	(1.4)	(922,600)

NET ASSETS	100.0%	$68,189,645

See Notes to Financial Statements.

6

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7

Munder Large-Cap Value Fund

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$69,112,245
Dividends receivable	139,010
Receivable for investment securities sold	818,744
Receivable for Fund shares sold	143
Prepaid expenses and other assets	50,018

Total Assets	70,120,160

LIABILITIES:
Payable for investment securities purchased	354,759
Payable for Fund shares redeemed	1,348,654
Trustees’ fees and expenses payable	124,803
Transfer agency/record keeping fees payable	45,433
Administration fees payable	9,631
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	4,601
Custody fees payable	4,434
Shareholder servicing fees payable — Class K Shares	1,488
Investment advisory fees payable	1,427
Accrued expenses and other payables	35,285

Total Liabilities	1,930,515

NET ASSETS	$68,189,645

Investments, at cost	$54,886,853

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(94,084)
Accumulated net realized loss on investments sold	(10,567,470)
Net unrealized appreciation of investments	14,225,392
Paid-in capital	64,625,807

$68,189,645

NET ASSETS:
Class Y Shares	$50,567,394

Class A Shares	$8,657,167

Class B Shares	$987,900

Class C Shares	$2,291,490

Class K Shares	$5,679,715

Class R Shares	$5,979

SHARES OUTSTANDING:
Class Y Shares	3,927,874

Class A Shares	674,684

Class B Shares	79,812

Class C Shares	185,284

Class K Shares	442,231

Class R Shares	467

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$12.87

CLASS A SHARES:
Net asset value and redemption price per share	$12.83

Maximum sales charge	5.50%
Maximum offering price per share	$13.58

CLASS B SHARES:
Net asset value and offering price per share*	$12.38

CLASS C SHARES:
Net asset value and offering price per share*	$12.37

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$12.84

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$12.81

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Value Fund

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$827,279

Total Investment Income	827,279

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	10,527
Class B Shares	4,968
Class C Shares	10,904
Class R Shares	14
Shareholder servicing fees:
Class K Shares	13,193
Investment advisory fees	261,707
Transfer agency/record keeping fees	77,107
Administration fees	57,422
Trustees’ fees and expenses	43,575
Registration and filing fees	29,603
Custody fees	23,508
Legal and audit fees	20,936
Printing and mailing fees	18,887
Other	9,551

Total Expenses	581,902

NET INVESTMENT INCOME	245,377

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	2,707,000
Net change in unrealized appreciation/(depreciation) of securities	9,934,891

Net realized and unrealized gain on investments	12,641,891

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,887,268

(a)	Net of foreign withholding taxes of $806.

See Notes to Financial Statements.

10

Munder Large-Cap Value Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income	$245,377	$489,651
Net realized gain from security transactions	2,707,000	3,323,896
Net change in net unrealized appreciation/(depreciation) of securities	9,934,891	2,795,552

Net increase in net assets resulting from operations	12,887,268	6,609,099
Dividends to shareholders from net investment income:
Class Y Shares	(240,033)	(359,594)
Class A Shares	(30,815)	(61,534)
Class B Shares	(933)	(5,756)
Class C Shares	(2,166)	(9,533)
Class K Shares	(26,675)	(100,805)
Class R Shares	(14)	(26)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(1,864,484)	(1,844,718)
Class A Shares	(972,902)	(2,814,171)
Class B Shares	(161,771)	(654,470)
Class C Shares	(163,203)	(537,898)
Class K Shares	(7,790,066)	(3,010,828)
Class R Shares	15	26

Net increase/(decrease) in net assets	1,634,221	(2,790,208)
NET ASSETS:
Beginning of period	66,555,424	69,345,632

End of period	$68,189,645	$66,555,424

Accumulated distributions in excess of net investment income	$(94,084)	$(38,825)

See Notes to Financial Statements.

11

Munder Large-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$2,276,734	$7,617,477
Issued as reinvestment of dividends	207,426	314,442
Redeemed	(4,348,644)	(9,776,637)

Net decrease	$(1,864,484)	$(1,844,718)

Class A Shares:
Sold*	$296,054	$1,430,991
Issued as reinvestment of dividends	22,225	48,966
Redeemed	(1,291,181)	(4,294,128)

Net decrease	$(972,902)	$(2,814,171)

Class B Shares:
Sold	$8,162	$203,704
Issued as reinvestment of dividends	663	4,939
Redeemed*	(170,596)	(863,113)

Net decrease	$(161,771)	$(654,470)

Class C Shares:
Sold	$10,387	$226,334
Issued as reinvestment of dividends	1,496	6,539
Redeemed	(175,086)	(770,771)

Net decrease	$(163,203)	$(537,898)

Class K Shares:
Sold	$150,559	$3,085,465
Issued as reinvestment of dividends	4,867	22,462
Redeemed	(7,945,492)	(6,118,755)

Net decrease	$(7,790,066)	$(3,010,828)

Class R Shares:
Issued as reinvestment of dividends	$15	$26

Net increase	$15	$26

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	192,696	660,219
Issued as reinvestment of dividends	16,484	27,117
Redeemed	(367,283)	(854,226)

Net decrease	(158,103)	(166,890)

Class A Shares:
Sold*	24,722	123,970
Issued as reinvestment of dividends	1,762	4,226
Redeemed	(109,330)	(378,979)

Net decrease	(82,846)	(250,783)

Class B Shares:
Sold	657	18,591
Issued as reinvestment of dividends	53	438
Redeemed*	(15,003)	(77,965)

Net decrease	(14,293)	(58,936)

Class C Shares:
Sold	902	20,586
Issued as reinvestment of dividends	121	580
Redeemed	(15,681)	(71,506)

Net decrease	(14,658)	(50,340)

Class K Shares:
Sold	12,688	275,779
Issued as reinvestment of dividends	386	1,938
Redeemed	(664,993)	(527,282)

Net decrease	(651,919)	(249,565)

Class R Shares:
Issued as reinvestment of dividends	1	3

Net increase	1	3

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.71		$9.92	$13.73	$17.32	$15.92	$14.91

Income/(loss) from investment operations:
Net investment income	0.05		0.09	0.19	0.20	0.19	0.15
Net realized and unrealized gain/(loss) on investments	2.17		0.79	(3.81)	(1.93)	2.84	1.37

Total from investment operations	2.22		0.88	(3.62)	(1.73)	3.03	1.52

Less distributions:
Dividends from net investment income	(0.06)		(0.09)	(0.19)	(0.20)	(0.19)	(0.14)
Distributions from net realized gains	—		—	—	(1.66)	(1.44)	(0.37)

Total distributions	(0.06)		(0.09)	(0.19)	(1.86)	(1.63)	(0.51)

Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.87		$10.71	$9.92	$13.73	$17.32	$15.92

Total return(d)	20.75%		8.77%	(26.45)%	(11.12)%	20.16%	10.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$50,567		$43,751	$42,180	$64,241	$71,809	$59,414
Ratio of operating expenses to average net assets	1.56	%(e)	1.41%	1.34%	1.17%	1.17%	1.18%
Ratio of net investment income to average net assets	0.82	%(e)	0.78%	1.78%	1.33%	1.16%	0.94%
Portfolio turnover rate	30%		76%	53%	41%	47%	48%
Ratio of operating expenses to average net assets without expense reimbursements	1.56	%(e)	1.41%	1.34%	1.17%	1.17%	1.18%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 5, 1994 and August 8, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

14

A Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$10.67		$9.90	$13.70	$17.28	$15.89	$14.89

0.03		0.06	0.16	0.17	0.15	0.11

2.18		0.78	(3.80)	(1.93)	2.83	1.37

2.21		0.84	(3.64)	(1.76)	2.98	1.48

(0.05)		(0.07)	(0.16)	(0.16)	(0.15)	(0.11)

—		—	—	(1.66)	(1.44)	(0.37)

(0.05)		(0.07)	(0.16)	(1.82)	(1.59)	(0.48)

—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$12.83		$10.67	$9.90	$13.70	$17.28	$15.89

20.67%		8.45%	(26.61)%	(11.31)%	19.84%	10.08%

$8,657		$8,084	$9,980	$12,162	$17,170	$12,754

1.81	%(e)	1.66%	1.60%	1.42%	1.42%	1.43%

0.57	%(e)	0.54%	1.52%	1.07%	0.91%	0.72%
30%		76%	53%	41%	47%	48%

1.81	%(e)	1.66%	1.60%	1.42%	1.42%	1.43%

See Notes to Financial Statements.

15

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.31		$9.60	$13.31	$16.86	$15.56	$14.62

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)		(0.02)	0.08	0.05	0.02	(0.02)
Net realized and unrealized gain/(loss) on investments	2.09		0.77	(3.70)	(1.88)	2.77	1.36

Total from investment operations	2.08		0.75	(3.62)	(1.83)	2.79	1.34

Less distributions:
Dividends from net investment income	(0.01)		(0.04)	(0.09)	(0.06)	(0.05)	(0.03)
Distributions from net realized gains	—		—	—	(1.66)	(1.44)	(0.37)

Total distributions	(0.01)		(0.04)	(0.09)	(1.72)	(1.49)	(0.40)

Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.38		$10.31	$9.60	$13.31	$16.86	$15.56

Total return(d)	20.19%		7.78%	(27.23)%	(12.00)%	18.94%	9.30%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$988		$970	$1,470	$2,314	$3,366	$3,641
Ratio of operating expenses to average net assets	2.55	%(e)	2.41%	2.34%	2.17%	2.17%	2.18%
Ratio of net investment income/(loss) to average net assets	(0.19	)%(e)	(0.21)%	0.77%	0.33%	0.15%	(0.13)%
Portfolio turnover rate	30%		76%	53%	41%	47%	48%
Ratio of operating expenses to average net assets without expense reimbursements	2.55	%(e)	2.41%	2.34%	2.17%	2.17%	2.18%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on August 9, 1994 and December 5, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

16

C Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$10.30		$9.60	$13.30	$16.85	$15.55	$14.61

(0.01)		(0.02)	0.08	0.05	0.03	(0.01)

2.09		0.76	(3.69)	(1.88)	2.76	1.35

2.08		0.74	(3.61)	(1.83)	2.79	1.34

(0.01)		(0.04)	(0.09)	(0.06)	(0.05)	(0.03)

—		—	—	(1.66)	(1.44)	(0.37)

(0.01)		(0.04)	(0.09)	(1.72)	(1.49)	(0.40)

—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$12.37		$10.30	$9.60	$13.30	$16.85	$15.55

20.21%		7.68%	(27.17)%	(12.01)%	18.95%	9.31%

$2,291		$2,059	$2,402	$2,551	$3,719	$2,993

2.56	%(e)	2.41%	2.36%	2.17%	2.17%	2.18%

(0.18	)%(e)	(0.22)%	0.78%	0.32%	0.16%	(0.07)%
30%		76%	53%	41%	47%	48%

2.56	%(e)	2.41%	2.36%	2.17%	2.17%	2.18%

See Notes to Financial Statements.

17

Munder Large-Cap Value Fund(a)
 Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.68		$9.91	$13.71	$17.30	$15.90	$14.90

Income/(loss) from investment operations:
Net investment income	0.03		0.06	0.16	0.17	0.15	0.10
Net realized and unrealized gain/(loss) on investments	2.18		0.78	(3.80)	(1.94)	2.84	1.38

Total from investment operations	2.21		0.84	(3.64)	(1.77)	2.99	1.48

Less distributions:
Dividends from net investment income	(0.05)		(0.07)	(0.16)	(0.16)	(0.15)	(0.11)
Distributions from net realized gains	—		—	—	(1.66)	(1.44)	(0.37)

Total distributions	(0.05)		(0.07)	(0.16)	(1.82)	(1.59)	(0.48)

Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.84		$10.68	$9.91	$13.71	$17.30	$15.90

Total return(d)	20.65%		8.44%	(26.59)%	(11.35)%	19.89%	10.07%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,680		$11,686	$13,310	$22,464	$32,509	$36,309
Ratio of operating expenses to average net assets	1.78	%(e)	1.66%	1.59%	1.42%	1.42%	1.43%
Ratio of net investment income to average net assets	0.56	%(e)	0.53%	1.54%	1.07%	0.90%	0.68%
Portfolio turnover rate	30%		76%	53%	41%	47%	48%
Ratio of operating expenses to average net assets without expense reimbursements	1.78	%(e)	1.66%	1.59%	1.42%	1.42%	1.43%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on July 5, 1994 and November 1, 2006, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

18

R Shares
Period Ended		Year	Year	Year	Period
12/31/10(b)		Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$10.65		$9.89	$13.69	$17.27	$15.99

0.02		0.03	0.14	0.12	0.09

2.17		0.79	(3.80)	(1.92)	1.71

2.19		0.82	(3.66)	(1.80)	1.80

(0.03)		(0.06)	(0.14)	(0.12)	(0.11)

—		—	—	(1.66)	(0.41)

(0.03)		(0.06)	(0.14)	(1.78)	(0.52)

—		—	0.00 (c)	0.00 (c)	0.00	(c)

$12.81		$10.65	$9.89	$13.69	$17.27

20.56%		8.21%	(26.81)%	(11.54)%	11.43%

$6		$5	$5	$6	$7

2.07	%(e)	1.91%	1.83%	1.67%	1.67	%(e)
0.29	%(e)	0.28%	1.29%	0.81%	0.80	%(e)
30%		76%	53%	41%	47%
2.07	%(e)	1.91%	1.83%	1.67%	1.67	%(e)

See Notes to Financial Statements.

19

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20

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Large-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

21

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$69,112,245
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$69,112,245

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated

23

Munder Large-Cap Value Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statements of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $100 million of its average daily net assets; and 0.70% on average daily net assets exceeding $100 million. During the period ended December 31, 2010, the Fund paid an effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $57,422 before payment of sub-administration fees and $38,307 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1646% for administrative services.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or

24

Munder Large-Cap Value Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R shares, the 12b-1 fees were limited to 0.50% pursuant to the Munder Funds’ contract with the distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $20,272,649 and $29,734,429, respectively, for the period ended December 31, 2010.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $14,891,106, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $665,714

25

Munder Large-Cap Value Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

and net appreciation for financial reporting purposes was $14,225,392. At December 31, 2010, aggregate cost for financial reporting purposes was $54,886,853.

6.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $472.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from partnership basis adjustments and capital gain distributions from real estate investment trusts were reclassified at year end. The following

26

Munder Large-Cap Value Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Loss	Realized Loss

$(94)	$94

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

Ordinary
Income
June 30, 2010	$537,248
June 30, 2009	1,304,818

At June 30, 2010, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed
Ordinary	Capital Loss	Unrealized
Income	Carryover	Appreciation	Total

$29,665	$(12,888,588)	$3,904,619	$(8,954,304)

The differences between book and tax distributable earnings were primarily due to wash sales, partnership basis adjustments and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $12,888,588 of unused capital losses of which $3,423,471 and $9,465,117 expire in 2017 and 2018, respectively.

9.	Subsequent Events

Robert Crosby joined the Fund’s portfolio management team in January 2011, replacing Kenneth Smith. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

10.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling

27

Munder Large-Cap Value Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

28

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29

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNLCV1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder Micro-Cap
Equity Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship. As part of the transaction, portfolio managers from Integrity joined Munder Capital and assumed responsibility for managing the Fund in January.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management
* As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, a substantial portion of the Fund’s assets is invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of December 31, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Daniel Bandi, Daniel DeMonica and Adam Friedman*

The stock market had strong performance for the six months ended December 31, 2010, with most major stock market indices posting strong double-digit returns. According to the Russell family of indices, the small-cap segment of the stock market outperformed both the large-cap and mid-cap segments for the six-month time period, with the Fund’s Russell Microcap® benchmark posting a 28.73% return. The Munder Micro-Cap Equity Fund had a 32.29% return for the six-month time period, outperforming its Russell benchmark, as well as the 31.08% median return for the Lipper small-cap growth universe. The Fund’s strong performance relative to its Russell Microcap® benchmark was largely due to strong stock selection in eight of the nine sectors represented in the Fund. In terms of stock selection, the Fund’s financials, information technology and health care sectors each added between approximately 1.5 and 2.0 percentage points to relative performance. Other sectors that made a significant contribution to the Fund’s relative return for the six months ended December 31, 2010 included materials and utilities. Only partially offsetting the strength of these sectors was the relative weakness of the Fund’s industrials sector. While the sector earned a strong double-digit return, it lagged the corresponding benchmark sector. An overweight of Michael Baker Corp. (1.2% of the Fund) and positions in Orion Marine Group, Inc. (0.8%) and Jinpan International, Ltd. (0.4%) were responsible for the relative weakness.

Stock selection in the financials sector added just under two percentage points to the Fund’s relative strength. An overweight in NorthStar Realty Finance Corp. (1.7%), a mortgage real estate investment trust (REIT), and a position in Hersha Hospitality Trust (1.6%), a REIT that is an acquirer and developer of hotels, helped to boost relative performance. A position in Ezcorp, Inc. (2.3%) also made a significant contribution to the sector’s strength. Five stocks were largely responsible for the relative strength of the Fund’s information technology sector: Smith Micro Software, Inc. (2.4%), Diodes, Inc. (1.8%), Fabrinet (1.2%), Computer Modelling Group, Ltd. (2.0%) and TTM Technologies, Inc. (2.4%). Of these five stocks, only Smith Micro Software is represented in the Fund’s benchmark. In the health care sector, Neogen Corp. (1.0%) and Air Methods Corp. (0.8%) were the key contributors to relative strength.

In the materials sector, relative performance was buoyed by the stocks of two chemical companies: an overweight in Zagg, Inc. (1.4%) and a position in Koppers Holdings, Inc. (2.3%). Overweights in Mitcham Industries, Inc. (2.4%) and Kodiak Oil & Gas Corporation (1.4%), as well as a position in Atlas Energy, Inc. contributed to the strength of the Fund’s energy sector. Atlas Energy was purchased by Chevron during the fourth quarter for a substantial premium.

As of December 31, 2010, the Munder Micro-Cap Equity Fund displayed strong fundamentals combined with reasonable valuation. For the 12 months ended December 31, 2010, the earnings per share for the typical company in the Fund grew at 25%, compared to -12% for its Russell Microcap® benchmark. Return on equity, a basic measure of profitability, was 12% over the past twelve months for the Fund, compared to 4% for its benchmark. Despite these favorable fundamental characteristics, the valuation of the Fund was relatively low, with a price-to-earnings ratio on projected

iii

earnings over the next twelve months of 15 times earnings, lower than the Russell Microcap® multiple of 17 times earnings.**

*	Messrs. Bandi, DeMonica and Friedman assumed responsibility for managing the Fund in January 2011, and were not involved in its management during the six months ended December 31, 2010.

**	Estimated price-to-earnings ratios are based on information obtained from a third party that is believed to be reliable. Estimates are only projections and not guarantees.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 companies. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,322.91	$11.12	1.90%
Class A	$1,000.00	$1,321.07	$12.58	2.15%
Class B	$1,000.00	$1,316.51	$16.93	2.90%
Class C	$1,000.00	$1,316.67	$16.93	2.90%
Class K	$1,000.00	$1,321.38	$12.58	2.15%
Class R	$1,000.00	$1,319.95	$14.03	2.40%

Hypothetical
Class Y	$1,000.00	$1,015.63	$9.65	1.90%
Class A	$1,000.00	$1,014.37	$10.92	2.15%
Class B	$1,000.00	$1,010.59	$14.70	2.90%
Class C	$1,000.00	$1,010.59	$14.70	2.90%
Class K	$1,000.00	$1,014.37	$10.92	2.15%
Class R	$1,000.00	$1,013.11	$12.18	2.40%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Micro-Cap Equity Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 93.7%
Consumer Discretionary — 7.7%
Auto Components — 2.0%
44,200	Drew Industries Inc	$1,004,224
151,792	Spartan Motors Inc	924,413

		1,928,637

Hotels, Restaurants & Leisure — 0.5%
222,200	Century Casinos Inc †	537,724

Household Durables — 1.3%
110,300	Deer Consumer Products Inc †	1,239,772

Specialty Retail — 3.9%
23,200	America’s Car-Mart Inc †	628,256
52,800	Cato Corp/The, Class A	1,447,248
23,300	Hibbett Sports Inc †	859,770
25,800	Monro Muffler Brake Inc	892,422

		3,827,696

Total Consumer Discretionary		7,533,829

Consumer Staples — 0.7%
Food Products — 0.7%
153,600	Inventure Foods Inc †	665,088

Energy — 8.5%
Energy Equipment & Services — 5.3%
204,500	Mitcham Industries Inc †	2,361,975
83,100	Mullen Group Ltd	1,413,277
101,700	Pason Systems Inc	1,427,871

		5,203,123

Oil, Gas & Consumable Fuels — 3.2%
104,900	China Integrated Energy Inc †	768,917
47,300	Georesources Inc †	1,050,533
210,600	Kodiak Oil & Gas Corp †	1,389,960

		3,209,410

Total Energy		8,412,533

Financials — 24.8%
Capital Markets — 0.8%
105,000	JMP Group Inc	801,150

See Notes to Financial Statements.

1

Munder Micro-Cap Equity Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Capital Markets (Continued)
Commercial Banks — 2.7%
35,100	Bank of Marin Bancorp	$1,228,500
32,900	Bank of the Ozarks Inc	1,426,215

		2,654,715

Consumer Finance — 3.7%
37,100	Cash America International Inc	1,370,103
81,700	Ezcorp Inc, Class A †	2,216,521

		3,586,624

Insurance — 3.6%
91,500	AMERISAFE Inc †	1,601,250
191,700	Meadowbrook Insurance Group Inc	1,964,925

		3,566,175

Real Estate Investment Trusts (REITs) — 12.0%
22,400	Agree Realty Corp	586,656
23,800	American Capital Agency Corp	684,012
85,400	Associated Estates Realty Corp	1,305,766
81,900	Campus Crest Communities Inc	1,148,238
74,600	Capstead Mortgage Corp	939,214
37,400	DuPont Fabros Technology Inc	795,498
231,600	Hersha Hospitality Trust	1,528,560
60,720	Medical Properties Trust Inc	657,597
102,900	Monmouth Real Estate Investment Corp, Class A	874,650
342,856	NorthStar Realty Finance Corp	1,628,566
221,100	Resource Capital Corp	1,631,718

		11,780,475

Real Estate Management & Development — 0.9%
89,233	Kennedy-Wilson Holdings Inc †	891,438

Thrifts & Mortgage Finance — 1.1%
40,000	OceanFirst Financial Corp	514,800
12,100	WSFS Financial Corp	574,024

		1,088,824

Total Financials		24,369,401

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care — 7.9%
Health Care Equipment & Supplies — 1.0%
24,622	Neogen Corp †	$1,010,240

Health Care Providers & Services — 4.6%
14,400	Air Methods Corp †	810,288
95,234	Integramed America Inc †	822,822
13,200	IPC The Hospitalist Co Inc †	514,932
15,000	MWI Veterinary Supply Inc †	947,250
73,000	US Physical Therapy Inc †	1,446,860

		4,542,152

Health Care Technology — 1.3%
48,600	HealthStream Inc †	390,744
19,200	SXC Health Solutions Corp †	822,912

		1,213,656

Life Sciences Tools & Services — 0.9%
69,648	Medtox Scientific Inc	912,389

Pharmaceuticals — 0.1%
21,100	Cumberland Pharmaceuticals Inc †	126,389

Total Health Care		7,804,826

Industrials — 21.8%
Airlines — 1.4%
185,055	Republic Airways Holdings Inc †	1,354,603

Building Products — 0.8%
28,150	AAON Inc	794,112

Commercial Services & Supplies — 1.4%
115,318	Horizon North Logistics Inc †	344,458
44,850	Industrial Services of America Inc †	549,412
24,400	Standard Parking Corp †	460,916

		1,354,786

Construction & Engineering — 3.5%
39,000	Michael Baker Corp †	1,212,900
73,400	MYR Group Inc/Delaware †	1,541,400
65,400	Orion Marine Group Inc †	758,640

		3,512,940

See Notes to Financial Statements.

3

Munder Micro-Cap Equity Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Construction & Engineering (Continued)
Electrical Equipment — 2.0%
24,180	AZZ Inc	$967,442
36,300	Harbin Electric Inc †	629,805
38,900	Jinpan International Ltd	409,617

		2,006,864

Industrial Conglomerates — 0.9%
18,300	Raven Industries Inc	872,727

Machinery — 6.3%
61,300	Altra Holdings Inc †	1,217,418
26,400	Douglas Dynamics Inc	399,960
33,600	John Bean Technologies Corp	676,368
20,180	Middleby Corp †	1,703,595
13,800	RBC Bearings Inc †	539,304
51,520	SmartHeat Inc †	272,026
68,900	Trimas Corp †	1,409,694

		6,218,365

Professional Services — 2.3%
27,900	Barrett Business Services Inc	433,845
12,900	Exponent Inc †	484,137
65,500	GP Strategies Corp †	670,720
20,300	VSE Corp	670,306

		2,259,008

Road & Rail — 1.8%
22,700	Marten Transport Ltd	485,326
39,280	Old Dominion Freight Line Inc †	1,256,567

		1,741,893

Trading Companies & Distributors — 1.4%
77,550	Rush Enterprises Inc, Class B †	1,394,349

Total Industrials		21,509,647

Information Technology — 15.2%
Electronic Equipment & Instruments — 3.6%
54,400	Fabrinet †	1,169,600
157,800	TTM Technologies Inc †	2,352,798

		3,522,398

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Information Technology Services — 0.8%
40,000	Computer Task Group Inc †	$435,200
15,000	NCI Inc, Class A †	344,850

		780,050

Internet Software & Services — 1.7%
26,800	j2 Global Communications Inc †	775,860
37,400	Liquidity Services Inc †	525,470
151,700	TheStreet.com Inc	405,039

		1,706,369

Semiconductors & Semiconductor Equipment — 4.2%
65,773	Diodes Inc †	1,775,213
23,600	NVE Corp †	1,364,788
106,400	Ultra Clean Holdings †	990,584

		4,130,585

Software — 4.9%
74,260	Computer Modelling Group Ltd	1,930,626
45,000	Monotype Imaging Holdings Inc †	499,500
152,200	Smith Micro Software Inc †	2,395,628

		4,825,754

Total Information Technology		14,965,156

Materials — 6.3%
Chemicals — 5.2%
62,900	Koppers Holdings Inc	2,250,562
18,000	Quaker Chemical Corp	750,060
24,000	TPC Group Inc †	727,680
185,800	Zagg Inc †	1,415,796

		5,144,098

Paper & Forest Products — 1.1%
85,100	PH Glatfelter Co	1,044,177

Total Materials		6,188,275

Utilities — 0.8%
Water Utilities — 0.8%
72,400	Tri-Tech Holding Inc †	779,024

TOTAL COMMON STOCKS
(Cost $61,274,555)		92,227,779

See Notes to Financial Statements.

5

Munder Micro-Cap Equity Fund
 Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

TRUST/PARTNERSHIP INTERESTS — 1.5%
Financials — 1.5%
Diversified Financial Services — 1.3%
69,800	Compass Diversified Holdings	$1,234,762

Real Estate Investment Trusts (REITs) — 0.2%
221,000	Kodiak Funding Limited Partnership (b),(c),(d),(e)	232,050

TOTAL TRUST/PARTNERSHIP INTERESTS
(Cost $3,442,115)		1,466,812

INVESTMENT COMPANIES — 4.9%
Financials — 4.5%
Capital Markets — 4.5%
41,000	Fifth Street Finance Corp	497,740
88,370	Golub Capital BDC Inc	1,512,894
145,000	Hercules Technology Growth Capital Inc	1,502,200
48,288	Main Street Capital Corp	878,359

Total Financials		4,391,193

Multi-Sector — 0.4%
Multi-Industry — 0.4%
431,902	State Street Institutional Liquid Reserves Fund	431,902

TOTAL INVESTMENT COMPANIES
(Cost $4,123,889)		4,823,095

TOTAL INVESTMENTS
(Cost $68,840,559)	100.1%	98,517,686
OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(63,156)

NET ASSETS	100.0%	$98,454,530

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security valued at fair value as of December 31, 2010, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At December 31, 2010, this security represents $232,050, 0.2% of net assets.

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

See Notes to Financial Statements.

6

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At December 31, 2010, securities subject to restrictions on resale that have not been deemed to be liquid represent $232,050, 0.2% of net assets.

Security	Acquisition Date	Cost

Kodiak Funding Limited Partnership	12/19/06	$2,731,560

At December 31, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	84.3%	$83,012,387
Canada	5.2	5,116,231
China	4.2	4,099,161

TOTAL COMMON STOCKS	93.7	92,227,779
TRUST/PARTNERSHIP INTERESTS	1.5	1,466,812
INVESTMENT COMPANIES	4.9	4,823,095

TOTAL INVESTMENTS	100.1	98,517,686
OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(63,156)

NET ASSETS	100.0%	$98,454,530

See Notes to Financial Statements.

7

Munder Micro-Cap Equity Fund

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$98,517,686
Dividends receivable	229,211
Receivable for investment securities sold	394,562
Receivable for Fund shares sold	62,089
Prepaid expenses and other assets	47,539

Total Assets	99,251,087

LIABILITIES:
Payable for Fund shares redeemed	463,681
Trustees’ fees and expenses payable	154,808
Transfer agency/record keeping fees payable	78,665
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	32,642
Administration fees payable	13,647
Custody fees payable	5,800
Investment advisory fees payable	2,713
Shareholder servicing fees payable — Class K Shares	75
Accrued expenses and other payables	44,526

Total Liabilities	796,557

NET ASSETS	$98,454,530

Investments, at cost	$68,840,559

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(45,117)
Accumulated net realized loss on investments sold	(23,185,009)
Net unrealized appreciation of investments	29,677,277
Paid-in capital	92,007,379

$98,454,530

NET ASSETS:
Class Y Shares	$13,890,097

Class A Shares	$61,272,593

Class B Shares	$7,146,319

Class C Shares	$15,502,211

Class K Shares	$257,072

Class R Shares	$386,238

SHARES OUTSTANDING:
Class Y Shares	462,534

Class A Shares	2,106,027

Class B Shares	274,066

Class C Shares	594,586

Class K Shares	8,830

Class R Shares	13,354

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$30.03

CLASS A SHARES:
Net asset value and redemption price per share	$29.09

Maximum sales charge	5.50%
Maximum offering price per share	$30.78

CLASS B SHARES:
Net asset value and offering price per share*	$26.08

CLASS C SHARES:
Net asset value and offering price per share*	$26.07

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$29.11

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$28.92

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Micro-Cap Equity Fund

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$1,074,546

Total Investment Income	1,074,546

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	71,994
Class B Shares	33,467
Class C Shares	71,230
Class R Shares	806
Shareholder servicing fees:
Class K Shares	304
Investment advisory fees	459,449
Transfer agency/record keeping fees	151,406
Administration fees	74,544
Trustees’ fees and expenses	48,504
Custody fees	38,117
Registration and filing fees	36,652
Printing and mailing fees	31,854
Legal and audit fees	21,024
Other	10,560

Total Expenses	1,049,911

NET INVESTMENT INCOME	24,635

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	9,713,419
Foreign currency-related transactions	(1,709)
Net change in unrealized appreciation/(depreciation) of:
Securities	15,628,933
Foreign currency-related transactions	803

Net realized and unrealized gain on investments	25,341,446

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,366,081

(a)	Net of foreign withholding taxes of $10,219.

See Notes to Financial Statements.

10

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income/(loss)	$24,635	$(216,908)
Net realized gain from security transactions and foreign currency-related transactions	9,711,710	7,636,396
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	15,629,736	12,276,964

Net increase in net assets resulting from operations	25,366,081	19,696,452
Dividends to shareholders from net investment income:
Class Y Shares	—	(181,812)
Class A Shares	—	(920,995)
Class B Shares	—	(107,200)
Class C Shares	—	(183,296)
Class K Shares	—	(3,957)
Class R Shares	—	(3,296)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(1,537,460)	(4,919,682)
Class A Shares	(9,693,203)	(17,018,872)
Class B Shares	(1,357,776)	(4,187,618)
Class C Shares	(1,860,249)	(4,404,650)
Class K Shares	(49,025)	(39,758)
Class R Shares	43,423	(50,850)
Short-term trading fees	445	11,970

Net increase/(decrease) in net assets	10,912,236	(12,313,564)
NET ASSETS:
Beginning of period	87,542,294	99,855,858

End of period	$98,454,530	$87,542,294

Accumulated net investment loss	$(45,117)	$(69,752)

See Notes to Financial Statements.

11

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$395,328	$2,759,304
Issued as reinvestment of dividends	—	133,775
Redeemed	(1,932,788)	(7,812,761)

Net decrease	$(1,537,460)	$(4,919,682)

Class A Shares:
Sold *	$6,144,296	$18,380,922
Issued as reinvestment of dividends	—	796,340
Redeemed	(15,837,499)	(36,196,134)

Net decrease	$(9,693,203)	$(17,018,872)

Class B Shares:
Sold	$43,737	$103,725
Issued as reinvestment of dividends	—	88,122
Redeemed *	(1,401,513)	(4,379,465)

Net decrease	$(1,357,776)	$(4,187,618)

Class C Shares:
Sold	$210,333	$573,809
Issued as reinvestment of dividends	—	128,851
Redeemed	(2,070,582)	(5,107,310)

Net decrease	$(1,860,249)	$(4,404,650)

Class K Shares:
Sold	$—	$15,540
Issued as reinvestment of dividends	—	2,537
Redeemed	(49,025)	(57,835)

Net decrease	$(49,025)	$(39,758)

Class R Shares:
Sold	$69,871	$101,841
Issued as reinvestment of dividends	—	2,947
Redeemed	(26,448)	(155,638)

Net increase/(decrease)	$43,423	$(50,850)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	14,951	123,644
Issued as reinvestment of dividends	—	5,688
Redeemed	(73,822)	(375,471)

Net decrease	(58,871)	(246,139)

Class A Shares:
Sold*	241,824	822,712
Issued as reinvestment of dividends	—	34,850
Redeemed	(639,346)	(1,600,571)

Net decrease	(397,522)	(743,009)

Class B Shares:
Sold	1,873	5,269
Issued as reinvestment of dividends	—	4,271
Redeemed*	(64,333)	(216,176)

Net decrease	(62,460)	(206,636)

Class C Shares:
Sold	8,865	28,835
Issued as reinvestment of dividends	—	6,246
Redeemed	(92,867)	(255,553)

Net decrease	(84,002)	(220,472)

Class K Shares:
Sold	—	750
Issued as reinvestment of dividends	—	111
Redeemed	(2,013)	(2,596)

Net decrease	(2,013)	(1,735)

Class R Shares:
Sold	3,033	4,527
Issued as reinvestment of dividends	—	130
Redeemed	(1,072)	(7,416)

Net increase/(decrease)	1,961	(2,759)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$22.70		$19.15	$29.04	$48.87	$46.37	$42.16

Income/(loss) from investment operations:
Net investment income/(loss)	0.06		0.04	0.35	0.55	0.46	0.17
Net realized and unrealized gain/(loss) on investments	7.27		3.86	(6.55)	(15.22)	3.38	6.13

Total from investment operations	7.33		3.90	(6.20)	(14.67)	3.84	6.30

Less distributions:
Dividends from net investment income	—		(0.35)	(0.37)	(0.42)	(0.32)	(0.25)
Distributions from net realized gains	—		—	(3.32)	(4.74)	(1.02)	(1.85)

Total distributions	—		(0.35)	(3.69)	(5.16)	(1.34)	(2.10)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.01

Net asset value, end of period	$30.03		$22.70	$19.15	$29.04	$48.87	$46.37

Total return(d)	32.29%		20.28%	(24.07)%	(32.70)%	8.56%	15.39	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$13,890		$11,834	$14,696	$18,460	$29,355	$30,299
Ratio of operating expenses to average net assets	1.90	%(f)	1.79%	1.87%	1.46%	1.47%	1.40%
Ratio of net investment income/(loss) to average net assets	0.45	%(f)	0.19%	1.79%	1.50%	1.01%	0.39%
Portfolio turnover rate	15%		43%	35%	24%	23%	26%
Ratio of operating expenses to average net assets without expense reimbursements	1.90	%(f)	1.79%	1.87%	1.46%	1.47%	1.40%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 26, 1996.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 15.37% for Class Y Shares and 15.12% for Class A Shares.

(f)	Annualized.

See Notes to Financial Statements.

14

A Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$22.02		$18.61	$28.32	$47.80	$45.38	$41.30

0.02		(0.01)	0.30	0.41	0.33	0.06

7.05		3.74	(6.37)	(14.83)	3.32	6.00

7.07		3.73	(6.07)	(14.42)	3.65	6.06

—		(0.32)	(0.32)	(0.32)	(0.21)	(0.14)

—		—	(3.32)	(4.74)	(1.02)	(1.85)

—		(0.32)	(3.64)	(5.06)	(1.23)	(1.99)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	—	0.01

$29.09		$22.02	$18.61	$28.32	$47.80	$45.38

32.11%		19.97%	(24.24)%	(32.87)%	8.31%	15.14	%(e)

$61,273		$55,117	$60,405	$121,715	$291,503	$393,068

2.15	%(f)	2.05%	2.12%	1.72%	1.72%	1.65%

0.19	%(f)	(0.06)%	1.52%	1.12%	0.74%	0.13%
15%		43%	35%	24%	23%	26%

2.15	%(f)	2.05%	2.12%	1.72%	1.72%	1.65%

See Notes to Financial Statements.

15

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$19.81		$16.82	$25.94	$44.30	$42.27	$38.74

Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)		(0.17)	0.14	0.13	0.00 (c)	(0.25)
Net realized and unrealized gain/(loss) on investments	6.33		3.39	(5.78)	(13.65)	3.05	5.62

Total from investment operations	6.27		3.22	(5.64)	(13.52)	3.05	5.37

Less distributions:
Dividends from net investment income	—		(0.23)	(0.16)	(0.10)	—	—
Distributions from net realized gains	—		—	(3.32)	(4.74)	(1.02)	(1.85)

Total distributions	—		(0.23)	(3.48)	(4.84)	(1.02)	(1.85)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.01

Net asset value, end of period	$26.08		$19.81	$16.82	$25.94	$44.30	$42.27

Total return(d)	31.65%		19.11%	(24.83)%	(33.35)%	7.45%	14.29	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,146		$6,665	$9,137	$17,424	$40,069	$50,718
Ratio of operating expenses to average net assets	2.90	%(f)	2.80%	2.87%	2.47%	2.47%	2.40%
Ratio of net investment income/(loss) to average net assets	(0.56	)%(f)	(0.84)%	0.78%	0.38%	(0.01)%	(0.61)%
Portfolio turnover rate	15%		43%	35%	24%	23%	26%
Ratio of operating expenses to average net assets without expense reimbursements	2.90	%(f)	2.80%	2.87%	2.47%	2.47%	2.40%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on February 24, 1997 and March 31, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 14.26% for Class B Shares and 14.25% for Class C Shares.

(f)	Annualized.

See Notes to Financial Statements.

16

C Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$19.80		$16.82	$25.94	$44.31	$42.28	$38.75

(0.06)		(0.16)	0.14	0.11	0.00 (c)	(0.25)

6.33		3.37	(5.78)	(13.64)	3.05	5.62

6.27		3.21	(5.64)	(13.53)	3.05	5.37

—		(0.23)	(0.16)	(0.10)	—	—

—		—	(3.32)	(4.74)	(1.02)	(1.85)

—		(0.23)	(3.48)	(4.84)	(1.02)	(1.85)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	—	0.01

$26.07		$19.80	$16.82	$25.94	$44.31	$42.28

31.67%		19.05%	(24.83)%	(33.37)%	7.45%	14.28	%(e)

$15,502		$13,438	$15,122	$29,827	$79,373	$101,613

2.90	%(f)	2.80%	2.87%	2.47%	2.47%	2.40%

(0.55	)%(f)	(0.81)%	0.77%	0.33%	(0.01)%	(0.61)%
15%		43%	35%	24%	23%	26%

2.90	%(f)	2.80%	2.87%	2.47%	2.47%	2.40%

See Notes to Financial Statements.

17

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$22.03		$18.62	$28.33	$47.80	$45.40	$41.31

Income/(loss) from investment operations:
Net investment income/(loss)	0.02		(0.01)	0.37	0.39	0.34	0.06
Net realized and unrealized gain/(loss) on investments	7.06		3.74	(6.44)	(14.80)	3.29	6.01

Total from investment operations	7.08		3.73	(6.07)	(14.41)	3.63	6.07

Less distributions:
Dividends from net investment income	—		(0.32)	(0.32)	(0.32)	(0.21)	(0.14)
Distributions from net realized gains	—		—	(3.32)	(4.74)	(1.02)	(1.85)

Total distributions	—		(0.32)	(3.64)	(5.06)	(1.23)	(1.99)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.01

Net asset value, end of period	$29.11		$22.03	$18.62	$28.33	$47.80	$45.40

Total return(d)	32.14%		19.96%	(24.23)%	(32.85)%	8.28%	15.11	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$257		$239	$234	$2,211	$8,544	$10,309
Ratio of operating expenses to average net assets	2.15	%(f)	2.05%	2.11%	1.72%	1.72%	1.65%
Ratio of net investment income/(loss) to average net assets	0.18	%(f)	(0.05)%	1.80%	1.02%	0.76%	0.14%
Portfolio turnover rate	15%		43%	35%	24%	23%	26%
Ratio of operating expenses to average net assets without expense reimbursements	2.15	%(f)	2.05%	2.11%	1.72%	1.72%	1.65%

(a)	Class K Shares and R Shares of the Fund commenced operations on December 31, 1996 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 15.09% for Class K Shares and 14.82% for Class R Shares.

(f)	Annualized.

See Notes to Financial Statements.

18

R Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$21.91		$18.55	$28.24	$47.68	$45.28	$41.21

0.00	(c)	(0.06)	0.21	0.31	0.22	(0.03)

7.01		3.71	(6.32)	(14.79)	3.30	5.97

7.01		3.65	(6.11)	(14.48)	3.52	5.94

—		(0.29)	(0.26)	(0.22)	(0.10)	(0.03)

—		—	(3.32)	(4.74)	(1.02)	(1.85)

—		(0.29)	(3.58)	(4.96)	(1.12)	(1.88)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	—	0.01

$28.92		$21.91	$18.55	$28.24	$47.68	$45.28

31.99%		19.62%	(24.44)%	(33.05)%	8.02%	14.84	%(e)

$386		$250	$262	$586	$1,880	$1,936

2.40	%(f)	2.30%	2.32%	1.97%	1.97%	1.90%

0.01	%(f)	(0.28)%	1.04%	0.85%	0.50%	(0.08)%
15%		43%	35%	24%	23%	26%

2.40	%(f)	2.30%	2.32%	1.97%	1.97%	1.90%

See Notes to Financial Statements.

19

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20

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Micro-Cap Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

21

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$98,285,636
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	232,050

Total	$98,517,686

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Limited
Partnership —
Financials
Balance as of 6/30/2010	$229,840
Transfer into Level 3	—
Transfer out of Level 3	—
Net purchases	—
Net sales	—
Accrued discounts	—
Accrued premiums	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation/(depreciation)	2,210

Balance as of 12/31/2010	$232,050

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$2,210

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net

23

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares

24

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% of the value its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

25

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

For the period ended December 31, 2010, the Advisor earned $74,544 before payment of sub-administration fees and $49,946 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1622% for administrative services.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

26

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $13,440,518 and $28,524,042, respectively, for the period ended December 31, 2010.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $36,340,909, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $6,663,782 and net appreciation for financial reporting purposes was $29,677,127. At December 31, 2010, aggregate cost for financial reporting purposes was $68,840,559.

6.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $623.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing

27

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, distributions in excess of current year earnings, partnership basis adjustments, net operating losses and expired capital loss carryforwards were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid in
Investment Income	Realized Gain	Capital

$188,393	$3,914,619	$(4,103,012)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Ordinary	Long-term
	Income	Capital Gains	Total

June 30, 2010	$1,401,005	$—	$1,401,005
June 30, 2009	1,759,846	20,724,505	22,484,351

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Unrealized
Carryover	Appreciation	Total

$(33,146,309)	$14,297,131	$(18,849,178)

The differences between book and tax distributable earnings were primarily due to wash sales, real estate investment trust basis adjustments, partnership adjustments and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes, $33,146,309 of unused capital losses which expire in 2018. The expired carryforward losses of $3,859,638 were inherited in the February 25, 2005 merger with the Munder Small Company Growth Fund and are subject to limitations.

9.	Subsequent Events

On January 18, 2011, Daniel G. Bandi, Adam I. Friedman and Daniel J. DeMonica assumed responsibility for managing the Fund. Management has reviewed subsequent events through the date these financial statements were

28

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

issued, and determined that no other events have occurred that require disclosure.

10.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

29

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[This Page Intentionally Left Blank]

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNMICRO1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder Mid-Cap
Core Growth Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

* As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of December 31, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Tony Dong, Madan Gopal, Gavin Hayman, Brian Matuszak, Andy Mui, George Sanders and Geoffrey Wilson

The Fund’s S&P MidCap 400® benchmark had strong performance for the six months ended December 31, 2010, posting a 28.39% return and significantly outperforming large-cap stocks, as measured by the S&P 500® Index. The Munder Mid-Cap Core Growth Fund posted a strong 26.82% return but lagged its S&P MidCap 400® benchmark and the 30.37% median return for the Lipper mid-cap growth universe for the six-month time period, with virtually all of the underperformance occurring in the third quarter. An encouraging development during the fourth quarter was that the Fund began to exhibit more upside during periods of market strength, a change from previous quarters when the Fund had its best relative performance during periods of market weakness. This is a reflection of both good stock selection and a conscious effort to increase the beta of the Fund to a level more in line with its benchmark. For the six-month time period as a whole, the relative strength of the Fund’s consumer discretionary and financials sectors was offset by the weaker performance of the Fund’s industrials, energy and consumer staples sectors.

The relative strength of the Fund’s consumer discretionary holdings for the six months ended December 31, 2010 came largely from the strong performance and overweighted positions in two automotive suppliers, BorgWarner, Inc. (3.0% of the Fund) and Gentex Corp. (1.8%), as well as a position in Tiffany & Co. (1.2%), the well-known upscale jeweler. Affiliated Managers Group, Inc. (2.0%) was the leading contributor to the relative strength of the financials sector.

An overweight in The Shaw Group, Inc. (1.1%) and a position in American Superconductor Corp. (0.8%), which is not represented in the Index, were the key detractors from the relative performance of the Fund’s industrials sector. The performance of the sector was also held back by the lack of a position in Bucyrus International, Inc., one of the largest contributors to the performance of the industrials sector of the Fund’s S&P MidCap 400® benchmark. Although the Fund’s energy sector had very strong double-digit returns, it lagged behind the corresponding benchmark sector, with a position in Southwestern Energy Co. (0.8%) being the largest detractor from relative performance. The stock, which is not represented in the Fund’s benchmark, had a negative return for the six months ended December 31, 2010. The weakness of Southwestern Energy and other holdings in the sector was partially offset by the strength of Atlas Energy, Inc. Atlas Energy was purchased by Chevron during the fourth quarter for a substantial premium, and was eliminated from the Fund in November. The relative performance of the Fund’s consumer staples sector was negatively impacted by two stocks not represented in the Fund’s benchmark, including TreeHouse Foods, Inc. (1.0%) and J.M. Smucker Co., which was sold from the Fund in November, as well as an overweight in Church & Dwight Co. Inc. (1.1%).

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P MidCap 400®

iii

Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mid-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other Funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratio

Actual
Class Y	$1,000.00	$1,268.21	$6.23	1.09%
Class A	$1,000.00	$1,267.15	$7.66	1.34%
Class B	$1,000.00	$1,262.16	$11.92	2.09%
Class C	$1,000.00	$1,262.14	$11.92	2.09%
Class K	$1,000.00	$1,266.82	$7.66	1.34%
Class R	$1,000.00	$1,265.26	$9.08	1.59%

Hypothetical
Class Y	$1,000.00	$1,019.71	$5.55	1.09%
Class A	$1,000.00	$1,018.45	$6.82	1.34%
Class B	$1,000.00	$1,014.67	$10.61	2.09%
Class C	$1,000.00	$1,014.67	$10.61	2.09%
Class K	$1,000.00	$1,018.45	$6.82	1.34%
Class R	$1,000.00	$1,017.19	$8.08	1.59%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 99.7%
Consumer Discretionary — 16.9%
Auto Components — 4.8%
1,861,300	BorgWarner Inc †	$134,683,668
2,803,800	Gentex Corp	82,880,328

		217,563,996

Distributors — 1.3%
2,606,300	LKQ Corp †	59,215,136

Diversified Consumer Services — 0.7%
281,950	New Oriental Education & Technology Group, ADR †	29,669,598

Hotels, Restaurants & Leisure — 2.6%
232,800	Chipotle Mexican Grill Inc †	49,507,248
1,843,500	Choice Hotels International Inc	70,550,745

		120,057,993

Household Durables — 1.2%
1,101,425	Tupperware Brands Corp	52,504,930

Media — 3.5%
2,178,300	Cinemark Holdings Inc	37,553,892
580,284	Discovery Communications Inc, Class C †	21,290,620
844,400	Liberty Media Corp — Capital, Series A †	52,825,664
751,000	Liberty Media Corp — Starz, Series A †	49,926,480

		161,596,656

Specialty Retail — 2.8%
1,920,100	Aeropostale Inc †	47,311,264
414,450	O’Reilly Automotive Inc †	25,041,069
869,400	Tiffany & Co	54,137,538

		126,489,871

Total Consumer Discretionary		767,098,180

Consumer Staples — 3.3%
Food Products — 1.0%
908,200	TreeHouse Foods Inc †	46,399,938

Household Products — 1.1%
729,875	Church & Dwight Co Inc	50,375,973

Personal Products — 1.2%
779,841	Herbalife Ltd	53,317,729

Total Consumer Staples		150,093,640

See Notes to Financial Statements.

1

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 5.9%
Energy Equipment & Services — 2.4%
1,543,100	Atwood Oceanics Inc †	$57,665,647
606,650	Core Laboratories NV	54,022,182

		111,687,829

Oil, Gas & Consumable Fuels — 3.5%
2,503,500	Denbury Resources Inc †	47,791,815
1,308,640	EQT Corp	58,679,418
607,384	Northern Oil and Gas Inc †	16,526,919
949,785	Southwestern Energy Co †	35,550,452

		158,548,604

Total Energy		270,236,433

Financials — 20.0%
Capital Markets — 5.0%
924,100	Affiliated Managers Group Inc †	91,689,202
1,824,650	Eaton Vance Corp	55,159,169
4,260,125	TD Ameritrade Holding Corp	80,899,774

		227,748,145

Commercial Banks — 4.0%
1,229,200	Comerica Inc	51,921,408
3,350,200	Fifth Third Bancorp	49,180,936
1,059,050	FirstMerit Corp	20,958,600
1,175,075	Signature Bank/New York NY †	58,753,750

		180,814,694

Consumer Finance — 0.9%
1,585,900	Ezcorp Inc, Class A †	43,025,467

Diversified Financial Services — 1.3%
1,559,600	MSCI Inc, Class A †	60,762,016

Insurance — 2.9%
22,800	Axis Capital Holdings Ltd	818,064
2,751,100	Lincoln National Corp	76,508,091
621,750	ProAssurance Corp †	37,678,050
345,842	Reinsurance Group of America Inc	18,575,174

		133,579,379

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (REITs) — 5.9%
2,510,100	Annaly Capital Management Inc	$44,980,992
930,700	Corporate Office Properties Trust	32,527,965
1,076,025	Digital Realty Trust Inc	55,458,328
398,950	Essex Property Trust Inc	45,568,069
1,858,300	Macerich Co/The	88,027,671

		266,563,025

Total Financials		912,492,726

Health Care — 8.9%
Biotechnology — 1.6%
2,686,725	BioMarin Pharmaceutical Inc †	72,353,504

Health Care Equipment & Supplies — 3.0%
739,350	Haemonetics Corp †	46,712,133
75,300	Intuitive Surgical Inc †	19,408,575
2,019,600	ResMed Inc †	69,958,944

		136,079,652

Health Care Providers & Services — 2.8%
1,183,000	Catalyst Health Solutions Inc †	54,997,670
711,850	DaVita Inc †	49,466,457
267,115	Laboratory Corp of America Holdings †	23,484,751

		127,948,878

Life Sciences Tools & Services — 1.5%
459,600	Mettler-Toledo International Inc †	69,496,116

Total Health Care		405,878,150

Industrials — 15.8%
Aerospace & Defense — 1.8%
193,907	Elbit Systems Ltd	10,261,558
883,500	ITT Corp	46,039,185
198,000	Precision Castparts Corp	27,563,580

		83,864,323

Commercial Services & Supplies — 1.5%
833,675	Stericycle Inc †	67,460,981

Construction & Engineering — 1.1%
1,499,550	Shaw Group Inc/The †	51,329,597

Electrical Equipment — 0.8%
1,308,510	American Superconductor Corp †	37,410,301

See Notes to Financial Statements.

3

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery — 7.3%
1,000,600	AGCO Corp †	$50,690,396
371,816	Eaton Corp	37,743,042
710,100	Flowserve Corp	84,658,122
424,502	Joy Global Inc	36,825,549
2,287,400	Terex Corp †	71,000,896
558,100	Valmont Industries Inc	49,520,213

		330,438,218

Professional Services — 1.1%
592,850	IHS Inc, Class A †	47,659,212

Road & Rail — 2.2%
2,072,125	Kansas City Southern †	99,171,902

Total Industrials		717,334,534

Information Technology — 16.2%
Information Technology Services — 3.8%
1,116,410	Cognizant Technology Solutions Corp, Class A †	81,821,689
647,175	Fiserv Inc †	37,898,568
1,248,600	Teradata Corp †	51,392,376

		171,112,633

Internet Software & Services — 1.0%
949,100	Akamai Technologies Inc †	44,655,155

Office Electronics — 0.7%
2,932,000	Xerox Corp	33,776,640

Semiconductors & Semiconductor Equipment — 5.3%
1,353,100	ARM Holdings PLC, ADR	28,076,825
1,276,850	Cree Inc †	84,131,647
1,519,300	Microchip Technology Inc	51,975,253
2,773,600	Skyworks Solutions Inc †	79,408,168

		243,591,893

Software — 5.4%
1,161,300	BMC Software Inc †	54,743,682
884,775	Check Point Software Technologies Ltd †	40,929,691
334,300	Factset Research Systems Inc	31,343,968

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Software (Continued)
1,220,600	MICROS Systems Inc †	$53,535,516
1,279,325	Solera Holdings Inc	65,654,959

		246,207,816

Total Information Technology		739,344,137

Materials — 6.5%
Chemicals — 3.6%
916,525	Airgas Inc	57,246,151
1,639,200	LyondellBasell Industries NV, Class A †	56,388,480
1,392,900	Valspar Corp	48,027,192

		161,661,823

Containers & Packaging — 1.7%
2,320,950	Crown Holdings Inc †	77,473,311

Metals & Mining — 1.2%
604,835	Compass Minerals International Inc	53,993,620

Total Materials		293,128,754

Telecommunication Services — 2.3%
Wireless Telecommunication Services — 2.3%
1,255,950	American Tower Corp, Class A †	64,857,258
922,050	NII Holdings Inc †	41,178,753

Total Telecommunication Services		106,036,011

Utilities — 3.9%
Electric Utilities — 2.7%
780,800	ITC Holdings Corp	48,393,984
1,644,050	Northeast Utilities	52,412,314
1,065,375	Portland General Electric Co	23,118,637

		123,924,935

Multi-Utilities — 1.2%
1,860,625	NorthWestern Corp (b)	53,641,819

Total Utilities		177,566,754

TOTAL COMMON STOCKS
(Cost $3,347,695,940)		4,539,209,319

See Notes to Financial Statements.

5

Munder Mid-Cap Core Growth Fund
 Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

INVESTMENT COMPANIES — 0.7%
26,325	SPDR S&P MidCap 400 ETF Trust	$4,335,201
27,592,123	State Street Institutional Liquid Reserves Fund	27,592,123

TOTAL INVESTMENT COMPANIES
(Cost $31,084,487)		31,927,324

TOTAL INVESTMENTS
(Cost $3,378,780,427)	100.4%	4,571,136,643
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(16,516,284)

NET ASSETS	100.0%	$4,554,620,359

†	Non-income producing security.

(a)	As of December 31, 2010, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Affiliated company security (see Notes to Financial Statements, Note 6).

ABBREVIATION:
ADR	— American Depositary Receipt

At December 31, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	92.2%	$4,196,229,074
Netherlands	2.4	110,410,662
Switzerland	1.5	69,496,116
Cayman Islands	1.2	53,317,729
Israel	1.1	51,191,250
China	0.7	29,669,599
United Kingdom	0.6	28,076,825
Bermuda	0.0 #	818,064

TOTAL COMMON STOCKS	99.7	4,539,209,319
INVESTMENT COMPANIES	0.7	31,927,324

TOTAL INVESTMENTS	100.4	4,571,136,643
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(16,516,284)

NET ASSETS	100.0%	$4,554,620,359

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

6

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7

Munder Mid-Cap Core Growth Fund

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $3,333,855,424)	$4,517,494,824
Securities of affiliated company (cost — $44,925,003)	53,641,819

Total Investments	4,571,136,643
Dividends receivable	5,341,467
Receivable for investment securities sold	9,950,723
Receivable for Fund shares sold	6,932,089
Prepaid expenses and other assets	117,577

Total Assets	4,593,478,499

LIABILITIES:
Payable for investment securities purchased	22,935,309
Payable for Fund shares redeemed	12,687,662
Transfer agency/record keeping fees payable	1,882,020
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	574,196
Administration fees payable	249,909
Trustees’ fees and expenses payable	173,869
Investment advisory fees payable	94,104
Custody fees payable	41,949
Shareholder servicing fees payable — Class K Shares	6,832
Accrued expenses and other payables	212,290

Total Liabilities	38,858,140

NET ASSETS	$4,554,620,359

Investments, at cost	$3,378,780,427

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(2,351,383)
Accumulated net realized loss on investments sold	(745,633,823)
Net unrealized appreciation of investments	1,192,356,216
Paid-in capital	4,110,249,349

$4,554,620,359

NET ASSETS:
Class Y Shares	$2,685,398,656

Class A Shares	$1,505,001,010

Class B Shares	$30,238,461

Class C Shares	$243,769,668

Class K Shares	$31,771,717

Class R Shares	$58,440,847

SHARES OUTSTANDING:
Class Y Shares	94,384,026

Class A Shares	53,968,246

Class B Shares	1,165,436

Class C Shares	9,375,873

Class K Shares	1,140,032

Class R Shares	2,119,704

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$28.45

CLASS A SHARES:
Net asset value and redemption price per share	$27.89

Maximum sales charge	5.50%
Maximum offering price per share	$29.51

CLASS B SHARES:
Net asset value and offering price per share*	$25.95

CLASS C SHARES:
Net asset value and offering price per share*	$26.00

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$27.87

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$27.57

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Mid-Cap Core Growth Fund

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$22,097,816
Dividends on securities of affiliated company	1,296,267

Total Investment Income	23,394,083

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	1,764,737
Class B Shares	144,239
Class C Shares	1,145,446
Class R Shares	131,879
Shareholder servicing fees:
Class K Shares	40,556
Investment advisory fees	15,503,930
Transfer agency/record keeping fees	4,823,366
Administration fees	1,367,837
Custody fees	265,044
Registration and filing fees	56,579
Trustees’ fees and expenses	51,635
Legal and audit fees	43,749
Other	326,293

Total Expenses	25,665,290

NET INVESTMENT LOSS	(2,271,207)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions of unaffiliated companies	148,365,175
Security transactions of affiliated company	22,528
Net change in unrealized appreciation/(depreciation) of securities	826,984,305

Net realized and unrealized gain on investments	975,372,008

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$973,100,801

(a)	Net of foreign withholding taxes of $124,356.

See Notes to Financial Statements.

10

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income/(loss)	$(2,271,207)	$784,339
Net realized gain from security transactions	148,387,703	149,625,912
Net change in net unrealized appreciation/(depreciation) of securities	826,984,305	571,925,338

Net increase in net assets resulting from operations	973,100,801	722,335,589
Dividends to shareholders from net investment income:
Class Y Shares	(811,589)	(7,517,786)
Class A Shares	—	(1,719,403)
Class K Shares	—	(41,721)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	14,748,866	103,600,771
Class A Shares	(133,052,847)	(350,379,933)
Class B Shares	(3,745,317)	(8,298,517)
Class C Shares	(23,929,731)	(62,706,113)
Class K Shares	(6,485,909)	(10,686,437)
Class R Shares	(1,214,914)	(26,079,271)
Short-term trading fees	352	8,585

Net increase in net assets	818,609,712	358,515,764
NET ASSETS:
Beginning of period	3,736,010,647	3,377,494,883

End of period	$4,554,620,359	$3,736,010,647

Undistributed net investment income/(Accumulated net investment loss)	$(2,351,383)	$731,413

See Notes to Financial Statements.

11

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$294,889,750	$708,596,896
Issued as reinvestment of dividends	663,638	5,814,170
Redeemed	(280,804,522)	(610,810,295)

Net increase	$14,748,866	$103,600,771

Class A Shares:
Sold*	$115,282,404	$292,543,188
Issued as reinvestment of dividends	—	1,481,389
Redeemed	(248,335,251)	(644,404,510)

Net decrease	$(133,052,847)	$(350,379,933)

Class B Shares:
Sold	$85,605	$533,868
Redeemed*	(3,830,922)	(8,832,385)

Net decrease	$(3,745,317)	$(8,298,517)

Class C Shares:
Sold	$5,340,601	$14,225,758
Redeemed	(29,270,332)	(76,931,871)

Net decrease	$(23,929,731)	$(62,706,113)

Class K Shares:
Sold	$852,314	$2,135,506
Issued as reinvestment of dividends	—	6,651
Redeemed	(7,338,223)	(12,828,594)

Net decrease	$(6,485,909)	$(10,686,437)

Class R Shares:
Sold	$10,636,602	$23,608,767
Redeemed	(11,851,516)	(49,688,038)

Net decrease	$(1,214,914)	$(26,079,271)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

Period Ended
December 31, 2010		Year Ended
(Unaudited)		June 30, 2010

Shares
Class Y Shares:
Sold	11,535,207	31,559,719
Issued as reinvestment of dividends	23,204	253,165
Redeemed	(11,162,482)	(27,308,069)

Net increase	395,929	4,504,815

Class A Shares:
Sold*	4,599,045	13,512,402
Issued as reinvestment of dividends	—	65,687
Redeemed	(9,986,755)	(29,536,917)

Net decrease	(5,387,710)	(15,958,828)

Class B Shares:
Sold	3,672	25,912
Redeemed*	(166,810)	(432,606)

Net decrease	(163,138)	(406,694)

Class C Shares:
Sold	223,040	695,621
Redeemed	(1,269,492)	(3,776,000)

Net decrease	(1,046,452)	(3,080,379)

Class K Shares:
Sold	34,265	99,905
Issued as reinvestment of dividends	—	295
Redeemed	(288,639)	(585,316)

Net decrease	(254,374)	(485,116)

Class R Shares:
Sold	427,309	1,087,952
Redeemed	(480,386)	(2,220,109)

Net decrease	(53,077)	(1,132,157)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$22.44		$18.51	$27.37	$29.85	$24.27	$21.75

Income/(loss) from investment operations:
Net investment income/(loss)	0.01		0.05	0.10	(0.03)	(0.06)	0.25
Net realized and unrealized gain/(loss) on investments	6.01		3.96	(8.93)	(2.01)	5.73	2.44

Total from investment operations	6.02		4.01	(8.83)	(2.04)	5.67	2.69

Less distributions:
Dividends from net investment income	(0.01)		(0.08)	—	—	(0.09)	(0.17)
Distributions from net realized gains	—		—	(0.03)	(0.44)	—	—

Total distributions	(0.01)		(0.08)	(0.03)	(0.44)	(0.09)	(0.17)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$28.45		$22.44	$18.51	$27.37	$29.85	$24.27

Total return(d)	26.82%		21.67%	(32.26)%	(6.98)%	23.43%	12.41%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,685,399		$2,109,229	$1,656,032	$2,049,643	$1,366,790	$617,320
Ratio of operating expenses to average net assets	1.09	%(e)	1.09%	1.11%	1.07%	1.07%	1.05%
Ratio of net investment income/(loss) to average net assets	0.05	%(e)	0.20%	0.50%	(0.09)%	(0.25)%	1.04%
Portfolio turnover rate	27%		52%	65%	56%	46%	60%
Ratio of operating expenses to average net assets without expense reimbursements	1.09	%(e)	1.09%	1.11%	1.07%	1.07%	1.05%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on June 24, 1998 and July 3, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

14

A Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$22.01		$18.16	$26.92	$29.43	$23.95	$21.47

(0.03)		(0.01)	0.04	(0.10)	(0.13)	0.21

5.91		3.89	(8.77)	(1.97)	5.65	2.38

5.88		3.88	(8.73)	(2.07)	5.52	2.59

—		(0.03)	—	—	(0.04)	(0.11)

—		—	(0.03)	(0.44)	—	—

—		(0.03)	(0.03)	(0.44)	(0.04)	(0.11)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$27.89		$22.01	$18.16	$26.92	$29.43	$23.95

26.72%		21.34%	(32.43)%	(7.18)%	23.10%	12.10%

$1,505,001		$1,306,682	$1,367,350	$2,281,311	$1,874,868	$1,063,027

1.34	%(e)	1.34%	1.35%	1.31%	1.32%	1.29%

(0.21	)%(e)	(0.06)%	0.21%	(0.37)%	(0.50)%	0.88%
27%		52%	65%	56%	46%	60%

1.34	%(e)	1.34%	1.35%	1.31%	1.32%	1.29%

See Notes to Financial Statements.

15

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$20.56		$17.07	$25.50	$28.11	$23.01	$20.68

Income/(loss) from investment operations:
Net investment income/(loss)	(0.11)		(0.17)	(0.10)	(0.31)	(0.31)	0.05
Net realized and unrealized gain/(loss) on investments	5.50		3.66	(8.30)	(1.86)	5.41	2.28

Total from investment operations	5.39		3.49	(8.40)	(2.17)	5.10	2.33

Less distributions:
Distributions from net realized gains	—		—	(0.03)	(0.44)	—	—

Total distributions	—		—	(0.03)	(0.44)	—	—

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$25.95		$20.56	$17.07	$25.50	$28.11	$23.01

Total return(d)	26.22%		20.45%	(32.94)%	(7.88)%	22.16%	11.32%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,238		$27,318	$29,614	$57,234	$68,204	$52,218
Ratio of operating expenses to average net assets	2.09	%(e)	2.09%	2.10%	2.06%	2.06%	2.04%
Ratio of net investment income/(loss) to average net assets	(0.96	)%(e)	(0.81)%	(0.55)%	(1.15)%	(1.25)%	0.20%
Portfolio turnover rate	27%		52%	65%	56%	46%	60%
Ratio of operating expenses to average net assets without expense reimbursements	2.09	%(e)	2.09%	2.10%	2.06%	2.06%	2.04%

(a)	Class B Shares and Class C Shares (known as Class II Shares prior to October 31, 2003) of the Fund commenced operations on July 5, 2000 and July 14, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

16

C Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$20.60		$17.10	$25.55	$28.17	$23.06	$20.72

(0.11)		(0.17)	(0.10)	(0.31)	(0.31)	0.03

5.51		3.67	(8.32)	(1.87)	5.42	2.31

5.40		3.50	(8.42)	(2.18)	5.11	2.34

—		—	(0.03)	(0.44)	—	—

—		—	(0.03)	(0.44)	—	—

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$26.00		$20.60	$17.10	$25.55	$28.17	$23.06

26.21%		20.47%	(32.96)%	(7.90)%	22.16%	11.29%

$243,770		$214,746	$230,909	$464,870	$452,983	$266,190

2.09	%(e)	2.09%	2.10%	2.06%	2.06%	2.04%

(0.96	)%(e)	(0.81)%	(0.55)%	(1.13)%	1.25%	0.14%
27%		52%	65%	56%	46%	60%

2.09	%(e)	2.09%	2.10%	2.06%	2.06%	2.04%

See Notes to Financial Statements.

17

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$22.00		$18.15	$26.91	$29.42	$23.94	$21.46

Income/(loss) from investment operations:
Net investment income/(loss)	(0.03)		(0.01)	0.03	(0.12)	(0.13)	0.22
Net realized and unrealized gain/(loss) on investments	5.90		3.89	(8.76)	(1.95)	5.65	2.37

Total from investment operations	5.87		3.88	(8.73)	(2.07)	5.52	2.59

Less distributions:
Dividends from net investment income	—		(0.03)	—	—	(0.04)	(0.11)
Distributions from net realized gains	—		—	(0.03)	(0.44)	—	—

Total distributions	—		(0.03)	(0.03)	(0.44)	(0.04)	(0.11)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$27.87		$22.00	$18.15	$26.91	$29.42	$23.94

Total return(d)	26.68%		21.35%	(32.44)%	(7.18)%	23.11%	12.11%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$31,772		$30,681	$34,105	$78,566	$101,567	$111,988
Ratio of operating expenses to average net assets	1.34	%(f)	1.34%	1.35%	1.31%	1.31%	1.28%
Ratio of net investment income/(loss) to average net assets	(0.22	)%(f)	(0.06)%	0.17%	(0.40)%	(0.50)%	0.97%
Portfolio turnover rate	27%		52%	65%	56%	46%	60%
Ratio of operating expenses to average net assets without expense reimbursements	1.34	%(f)	1.34%	1.35%	1.31%	1.31%	1.28%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 17, 2002 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Amount represents less than 0.005%.

(f)	Annualized.

See Notes to Financial Statements.

18

R Shares
Period Ended		Year	Year		Year	Year	Year
12/31/10(b)		Ended	Ended		Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)		6/30/08(b)	6/30/07(b)	6/30/06(b)

$21.79		$18.00	$26.76		$29.33	$23.89	$21.41

(0.06)		(0.07)	0.00	(c)	(0.16)	(0.20)	0.11

5.84		3.86	(8.73)		(1.97)	5.64	2.43

5.78		3.79	(8.73)		(2.13)	5.44	2.54

—		—	—		—	—	(0.06)

—		—	(0.03)		(0.44)	—	—

—		—	(0.03)		(0.44)	—	(0.06)

0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

$27.57		$21.79	$18.00		$26.76	$29.33	$23.89

26.53%		21.06%	(32.62)%		(7.41)%	22.77%	11.86%

$58,441		$47,354	$59,485		$78,174	$42,501	$9,357

1.59	%(f)	1.59%	1.60%		1.56%	1.57%	1.55%

(0.45	)%(f)	(0.33)%	0.00	%(e)	(0.57)%	(0.75)%	0.45%
27%		52%	65%		56%	46%	60%

1.59	%(f)	1.59%	1.60%		1.56%	1.57%	1.55%

See Notes to Financial Statements.

19

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20

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Mid-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

21

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$4,571,136,643
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$4,571,136,643

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or

23

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

24

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $6 billion of its average daily net assets; 0.70% on the next $2 billion; and 0.65% on average daily net assets exceeding $8 billion. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $1,367,837 before payment of sub-administration fees and $920,379 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.0662% for administrative services.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

25

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $1,114,579,101 and $1,259,949,372, respectively, for the period ended December 31, 2010.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $1,209,315,039, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $16,958,823 and net appreciation for financial reporting purposes was $1,192,356,216. At December 31, 2010, aggregate cost for financial reporting purposes was $3,378,780,427.

6.	Affiliated Company Securities

The term “affiliated company” includes any company in which the Fund has the power to vote at least 5% of the company’s outstanding voting securities and any company that is under common control with the Fund. At, or during

26

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

the period ended December 31, 2010, the Fund held the following security of a company that could be deemed to be an affiliated company:

Affiliated	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/10	Cost	Shares	Proceeds	Shares	12/31/10	Income	Gain

NorthWestern Corp	$50,695,035	$1,373,948	48,300	$3,535,705	122,600	$53,641,819	$1,296,267	$22,528

7.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $26,637.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from partnership basis adjustments, expired capital losses and adjustments related to merger losses were reclassified at year end. The following

27

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(3,228)	$(2,675,787)	$2,679,015

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

June 30, 2010	$9,278,910	$—	$9,278,910
June 30, 2009	244	4,801,971	4,802,215

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized
Ordinary Income	Carryover	Depreciation	Total

$806,938	$(789,466,176)	$260,816,559	$(527,842,679)

The differences between book and tax distributable earnings were primarily due to wash sales, deferred trustees’ fees and partnership basis adjustments.

As determined at June 30, 2010, the Fund had available for Federal Income tax purposes $789,466,176 of unused capital losses of which $4,136,976, $289,552,027 and $495,777,173 expire in 2016, 2017 and 2018, respectively. In addition, $4,136,976 of the losses expiring in 2016 were obtained in the March 27, 2009 merger with the Munder Small-Mid Cap Fund and $1,440,930 and $471,468 of the losses expiring in 2017 and 2018, respectively are built in losses obtained in this same merger. These losses are subject to limitations.

10.	Subsequent Events

Effective April 1, 2011, the Fund’s primary benchmark will be changed from the S&P MidCap 400® Index to the Russell MidCap® Index. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

11.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public

28

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

29

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30

[This Page Intentionally Left Blank]

31

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNMCCG1210

SEMI-ANNUAL REPORT
December 31, 2010

Munder Small-Cap
Value Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

In December 2010, Munder Capital Management acquired Integrity Asset Management, a value equity-focused institutional investment firm with approximately $3 billion in assets*, based in Rocky River, Ohio. We believe that this partnership enables both firms to leverage each firm’s strengths and we look forward to the opportunities afforded by this mutually beneficial relationship. As part of the transaction, portfolio managers from Integrity joined Munder Capital and assumed responsibility for managing the Fund in January.

As you know, the Board of Trustees approved an amendment to the Fund’s Investment Advisory Agreement with Munder Capital. By now, you should have received a Proxy Statement describing in detail the terms of the proposed amendment and seeking your vote. If you have voted, we thank you. If you have not voted, you will likely be contacted by telephone by a professional proxy solicitor. While we recognize that most people would rather not be contacted by telephone, we also know that without the use of a telephone solicitation we would likely not be able to hold a legally valid meeting; that is, not enough shareholders would bother to vote at all. We therefore appreciate your understanding in this matter.

On the following pages, you will find information relating to the Fund’s operations during the six-month period ended December 31, 2010. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

As for the market environment during the period, the relative strength of the equity and fixed income markets during the last six months of 2010 provided a sharp contrast to their performance during the first half of the year. From January through June, the broad stock market, as measured by the S&P 500® Index, posted a -6.65% return, contrasted to the positive return of 5.33% for the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, a commonly used benchmark for the broad U.S. fixed income market. For the last half of 2010, however, the S&P 500® Index moved into positive territory, generating a strong 23.27% return. The Barclays Capital Index posted a significantly lower return of 1.15%.

Given two strong back-to-back quarters in the stock market, most U.S. stock market indices posted double-digit returns for the six months ended December 31, 2010. According to both the S&P and Russell families of indices, large-cap stocks lagged small-and mid-cap stocks for the six-month time period, while growth stocks outperformed value stocks across all capitalization ranges of the stock market. International equity markets exhibited strong performance as well, with the MSCI All Country World Index ex U.S. (net dividends), which measures the equity market performance of developed and emerging markets excluding the United States, posting a 24.98% return for the six-month time period.

As noted above, the fixed income market did not fare as well as the equity market during the six months ended December 31, 2010. While most fixed income market indices had a positive return during the three months spanning July through September, a rise in longer-term interest rates pushed many bond market indices into negative territory during the fourth quarter of 2010, with the Barclays Capital U.S. Aggregate Bond Index posting a -1.30% return for the quarter. Among investment-grade securities in the Barclays Aggregate Index, lower quality earned a higher return for the six-month period, with AAA bonds posting a 0.55% return, compared to the 4.12% return for bonds with a BBB rating. As was true for the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Municipal Index posted a positive return for the third quarter of 2010 and a negative return for the fourth quarter, resulting in a -0.90% return for the six-month time period.

In both our equity and fixed income mutual funds, we continue to adhere to investment processes based on fundamentals. All funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management
* As of 12.31.10.

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, a substantial portion of the Fund’s assets is invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of December 31, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the six months ended December 31, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Daniel Bandi, Daniel DeMonica and Adam Friedman*

The stock market had strong performance for the six months ended December 31, 2010, with most major stock market indices posting strong double-digit returns. According to the Russell family of indices, the small-cap segment of the stock market outperformed both the large-cap and mid-cap segments among both value and growth stocks for the six-month time period, with the Fund’s Russell 2000® Value benchmark generating a 26.58% return. The Munder Small-Cap Value Fund outperformed both its Russell benchmark and the 27.98% median return for the Lipper small-cap core universe, posting a 29.44% return for the six-month time period. Both sector weights and stock selection added to the Fund’s strength relative to its Russell 2000® Value benchmark.

The positive impact on relative performance from the Fund’s sector weights came from overweights in the consumer discretionary and industrials sectors and underweights in the utilities and consumer staples sectors. The positive impact of these weights more than offset the negative effect of an underweight in the materials sector. In terms of stock selection, six of the Fund’s ten sectors outperformed the corresponding benchmark sector, with stock selection in the Fund’s energy sector adding over one percentage point to relative performance. Other sectors with the most significant impact on relative strength included consumer discretionary, financials, utilities and information technology. In contrast, the Fund’s industrials sector was relatively weak, due to an overweight in Michael Baker Corp. (0.9% of the Fund) and positions in Orion Marine Group, Inc. (0.6%) and Jinpan International, Ltd. (0.3%), which are not represented in the Fund’s benchmark.

An overweight of Kodiak Oil & Gas Corporation (1.8%) added close to one percentage point to the relative performance of the Fund’s energy sector. Other strong contributors in the sector included an overweight in Georesources, Inc. (1.6%) and a position in Atlas Energy, Inc. Atlas Energy was purchased by Chevron during the fourth quarter for a substantial premium. Overweights in Sally Beauty Holdings, Inc. (0.8%) and Penske Automotive Group, Inc. (1.5%) and positions in Tenneco, Inc. (1.0%) and Deckers Outdoor Corp. boosted the relative return of the Fund’s consumer discretionary sector. Deckers was sold from the Fund during the fourth quarter for valuation reasons. In the Fund’s financials sector, overweights in two real estate investment trusts (REITs), NorthStar Realty Finance Corp. (1.4%), a mortgage REIT, and Hersha Hospitality Trust (1.4%), an acquirer and developer of hotels, helped to boost relative performance. Other contributors to the relative strength of the sector included an overweight in Ezcorp, Inc. (2.0%) and a position in Affiliated Managers Group, Inc. (1.9%). Overweights in TTM Technologies, Inc. (2.0%) and Fabrinet (0.7%), along with positions in Diodes, Inc. (1.3%) and Computer Modelling Group, Ltd. (0.9%) boosted the relative performance of the Fund’s information technology sector. Relative strength in the Fund’s utilities sector came largely from the avoidance of benchmark stocks with relatively weak performance.

As of December 31, 2010, the Munder Small-Cap Value Fund displayed strong fundamentals combined with reasonable valuation. For the 12 months ended December 31, 2010, the earnings per share for the typical company in the Fund grew at

25%, compared to -1% for its Russell 2000® Value benchmark. Return on equity, a basic measure of profitability, was 12% over the past twelve months for the Fund, compared to 7% for its benchmark. Despite these favorable fundamental characteristics, the valuation of the Fund was lower than that of its benchmark, with a price-to-earnings ratio on projected earnings over the next twelve months of 14 times earnings, compared to the Russell 2000® Value multiple of 16 times earnings.**

*	Messrs. Bandi, DeMonica and Friedman assumed responsibility for managing the Fund in January 2011, and were not involved in its management during the six months ended December 31, 2010.

**	Estimated price-to-earnings ratios are based on information obtained from a third party that is believed to be reliable. Estimates are only projections and not guarantees.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

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v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	7/1/10	12/31/10	7/1/10-12/31/10	Ratios

Actual
Class Y	$1,000.00	$1,294.38	$8.56	1.48%
Class A	$1,000.00	$1,293.36	$10.00	1.73%
Class B	$1,000.00	$1,287.76	$14.30	2.48%
Class C	$1,000.00	$1,287.57	$14.30	2.48%
Class K	$1,000.00	$1,293.09	$10.06	1.74%
Class R	$1,000.00	$1,290.99	$11.49	1.99%

Hypothetical
Class Y	$1,000.00	$1,017.74	$7.53	1.48%
Class A	$1,000.00	$1,016.48	$8.79	1.73%
Class B	$1,000.00	$1,012.70	$12.58	2.48%
Class C	$1,000.00	$1,012.70	$12.58	2.48%
Class K	$1,000.00	$1,016.43	$8.84	1.74%
Class R	$1,000.00	$1,015.17	$10.11	1.99%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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Munder Small-Cap Value Fund

Portfolio of Investments, December 31, 2010 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 96.8%
Consumer Discretionary — 13.0%
Auto Components — 2.2%
31,700	Cooper Tire & Rubber Co	$747,486
148,698	Spartan Motors Inc	905,571
32,800	Tenneco Inc †	1,350,048

		3,003,105

Automobiles — 0.2%
9,800	Thor Industries Inc	332,808

Hotels, Restaurants & Leisure — 1.5%
48,820	Bally Technologies Inc †	2,059,716

Household Durables — 2.9%
66,670	Tempur-Pedic International Inc †	2,670,800
26,900	Tupperware Brands Corp	1,282,323

		3,953,123

Specialty Retail — 5.1%
27,300	America’s Car-Mart Inc †	739,284
58,200	Cato Corp/The, Class A	1,595,262
25,910	Hibbett Sports Inc †	956,079
21,300	Monro Muffler Brake Inc	736,767
114,810	Penske Automotive Group Inc †	1,999,990
73,800	Sally Beauty Holdings Inc †	1,072,314

		7,099,696

Textiles, Apparel & Luxury Goods — 1.1%
17,500	Vera Bradley Inc †	577,500
28,290	Wolverine World Wide Inc	901,885

		1,479,385

Total Consumer Discretionary		17,927,833

Consumer Staples — 0.4%
Food Products — 0.4%
21,010	Flowers Foods Inc	565,379

Energy — 7.8%
Energy Equipment & Services — 2.8%
22,420	Core Laboratories NV	1,996,501
125,710	Pason Systems Inc	1,764,972

		3,761,473

See Notes to Financial Statements.

1

Munder Small-Cap Value Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels — 5.0%
100,000	China Integrated Energy Inc †	$733,000
98,600	Georesources Inc †	2,189,906
375,300	Kodiak Oil & Gas Corp †	2,476,980
54,750	Northern Oil and Gas Inc †	1,489,748

		6,889,634

Total Energy		10,651,107

Financials — 34.1%
Capital Markets — 1.9%
25,880	Affiliated Managers Group Inc †	2,567,814

Commercial Banks — 8.3%
34,500	Bank of Marin Bancorp	1,207,500
57,090	Bank of the Ozarks Inc	2,474,851
33,700	Columbia Banking System Inc	709,722
29,300	Iberiabank Corp	1,732,509
68,000	Prosperity Bancshares Inc	2,671,040
40,700	Sandy Spring Bancorp Inc	750,101
16,500	Signature Bank/New York NY †	825,000
22,900	SY Bancorp Inc	562,195
7,700	Westamerica Bancorporation	427,119

		11,360,037

Consumer Finance — 3.6%
59,500	Cash America International Inc	2,197,335
103,117	Ezcorp Inc, Class A †	2,797,564

		4,994,899

Diversified Financial Services — 1.9%
34,700	Portfolio Recovery Associates Inc †	2,609,440

Insurance — 3.5%
53,000	AMERISAFE Inc †	927,500
59,900	Amtrust Financial Services Inc	1,048,250
283,940	Meadowbrook Insurance Group Inc	2,910,385

		4,886,135

Real Estate Investment Trusts (REITs) — 13.4%
28,300	Agree Realty Corp	741,177
117,100	Associated Estates Realty Corp	1,790,459
102,880	BioMed Realty Trust Inc	1,918,712

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (Continued)
123,200	Campus Crest Communities Inc	$1,727,264
83,920	Capstead Mortgage Corp	1,056,553
24,500	Corporate Office Properties Trust	856,275
101,460	DuPont Fabros Technology Inc	2,158,054
47,980	Hatteras Financial Corp	1,452,355
288,800	Hersha Hospitality Trust	1,906,080
42,850	LaSalle Hotel Properties	1,131,240
99,000	MFA Financial Inc	807,840
414,490	NorthStar Realty Finance Corp	1,968,827
60,500	Redwood Trust Inc	903,265

		18,418,101

Thrifts & Mortgage Finance — 1.5%
66,400	OceanFirst Financial Corp	854,568
26,200	WSFS Financial Corp	1,242,928

		2,097,496

Total Financials		46,933,922

Health Care — 2.8%
Health Care Equipment & Supplies — 0.7%
14,300	Haemonetics Corp †	903,474

Health Care Technology — 0.5%
16,800	SXC Health Solutions Corp †	720,048

Life Sciences Tools & Services — 0.5%
10,840	Techne Corp	711,863

Health Care Providers & Services — 1.1%
12,600	Catalyst Health Solutions Inc †	585,774
42,900	US Physical Therapy Inc †	850,278

		1,436,052

Total Health Care		3,771,437

Industrials — 18.3%
Aerospace & Defense — 0.5%
8,200	American Science & Engineering Inc	698,886

Airlines — 1.3%
251,860	Republic Airways Holdings Inc †	1,843,615

Building Products — 1.1%
39,000	AO Smith Corp	1,485,120

See Notes to Financial Statements.

3

Munder Small-Cap Value Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Commercial Services & Supplies — 0.9%
79,800	Interface Inc, Class A	$1,248,870

Construction & Engineering — 4.1%
126,700	MasTec Inc †	1,848,553
41,600	Michael Baker Corp †	1,293,760
75,800	MYR Group Inc/Delaware †	1,591,800
72,600	Orion Marine Group Inc †	842,160

		5,576,273

Electrical Equipment — 3.3%
27,941	AZZ Inc	1,117,919
82,300	GrafTech International Ltd †	1,632,832
31,900	Harbin Electric Inc †	553,465
32,800	Jinpan International Ltd	345,384
13,900	Regal-Beloit Corp	927,964

		4,577,564

Machinery — 4.9%
64,100	Altra Holdings Inc †	1,273,026
16,740	Kaydon Corp	681,653
19,090	Middleby Corp †	1,611,578
9,400	Nordson Corp	863,672
34,945	RBC Bearings Inc †	1,365,650
47,500	Trimas Corp †	971,850

		6,767,429

Road & Rail — 1.3%
53,755	Old Dominion Freight Line Inc †	1,719,623

Trading Companies & Distributors — 0.9%
71,473	Rush Enterprises Inc, Class B †	1,285,085

Total Industrials		25,202,465

Information Technology — 11.1%
Communications Equipment — 0.6%
30,600	DG FastChannel Inc †	883,728

Electronic Equipment & Instruments — 3.6%
13,980	Anixter International Inc	835,025
43,500	Fabrinet †	935,250

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Electronic Equipment & Instruments (Continued)
10,000	MTS Systems Corp	$374,600
183,110	TTM Technologies Inc †	2,730,170

		4,875,045

Information Technology Services — 2.8%
35,800	Broadridge Financial Solutions Inc	785,094
20,800	MAXIMUS Inc	1,364,064
42,780	NeuStar Inc, Class A †	1,114,419
23,900	Telvent GIT SA †	631,438

		3,895,015

Internet Software & Services — 0.8%
37,100	j2 Global Communications Inc †	1,074,045

Semiconductors & Semiconductor Equipment — 1.9%
67,992	Diodes Inc †	1,835,104
13,200	NVE Corp †	763,356

		2,598,460

Software — 1.4%
49,400	Computer Modelling Group Ltd	1,284,311
15,100	MICROS Systems Inc †	662,286

		1,946,597

Total Information Technology		15,272,890

Materials — 5.8%
Chemicals — 2.7%
74,700	Koppers Holdings Inc	2,672,766
128,100	Zagg Inc †	976,122

		3,648,888

Metals & Mining — 1.9%
25,350	Reliance Steel & Aluminum Co	1,295,385
94,200	Thompson Creek Metals Co Inc †	1,386,624

		2,682,009

Paper & Forest Products — 1.2%
58,800	PH Glatfelter Co	721,476
28,700	Stella-Jones Inc	960,900

		1,682,376

Total Materials		8,013,273

See Notes to Financial Statements.

5

Munder Small-Cap Value Fund

Portfolio of Investments, December 31, 2010 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Telecommunication Services — 0.8%
Wireless Telecommunication Services — 0.8%
59,286	NTELOS Holdings Corp	$1,129,398

Utilities — 2.7%
Electric Utilities — 0.9%
40,000	Cleco Corp	1,230,400

Gas Utilities — 1.8%
29,289	New Jersey Resources Corp	1,262,649
22,260	South Jersey Industries Inc	1,175,773

		2,438,422

Total Utilities		3,668,822

TOTAL COMMON STOCKS
(Cost $89,750,217)		133,136,526

INVESTMENT COMPANIES — 4.1%
Financials — 3.8%
Capital Markets — 3.8%
102,490	Golub Capital BDC Inc	1,754,629
220,100	Hercules Technology Growth Capital Inc	2,280,236
48,600	Solar Capital Ltd	1,204,308

Total Financials		5,239,173

Multi-Sector — 0.3%
Multi-Industry — 0.3%
438,603	State Street Institutional Liquid Reserves Fund	438,603

TOTAL INVESTMENT COMPANIES
(Cost $4,749,009)		5,677,776

TOTAL INVESTMENTS
(Cost $94,499,226)	100.9%	138,814,302
OTHER ASSETS AND LIABILITIES (Net)	(0.9)	(1,249,499)

NET ASSETS	100.0%	$137,564,803

†	Non-income producing security.

(a)	As of December 31, 2010, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

At December 31, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	89.8%	$123,479,932
Canada	3.9	5,396,806
Netherlands	1.4	1,996,501
China	1.2	1,631,849
Spain	0.5	631,438

TOTAL COMMON STOCKS	96.8	133,136,526
INVESTMENT COMPANIES	4.1	5,677,776

TOTAL INVESTMENTS	100.9	138,814,302
OTHER ASSETS AND LIABILITIES (Net)	(0.9)	(1,249,499)

NET ASSETS	100.0%	$137,564,803

See Notes to Financial Statements.

7

Munder Small-Cap Value Fund

Statement of Assets and Liabilities, December 31, 2010 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$138,814,302
Dividends receivable	327,593
Receivable for Fund shares sold	72,861
Prepaid expenses and other assets	49,728

Total Assets	139,264,484

LIABILITIES:
Payable for investment securities purchased	24,597
Payable for Fund shares redeemed	1,332,545
Trustees’ fees and expenses payable	121,148
Transfer agency/record keeping fees payable	98,156
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	44,923
Administration fees payable	17,898
Custody fees payable	6,590
Investment advisory fees payable	2,865
Shareholder servicing fees payable — Class K Shares	1,396
Accrued expenses and other payables	49,563

Total Liabilities	1,699,681

NET ASSETS	$137,564,803

Investments, at cost	$94,499,226

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$31,894
Accumulated net realized loss on investments sold	(144,447,473)
Net unrealized appreciation of investments	44,315,248
Paid-in capital	237,665,134

$137,564,803

NET ASSETS:
Class Y Shares	$33,079,082

Class A Shares	$61,290,905

Class B Shares	$10,114,533

Class C Shares	$26,692,457

Class K Shares	$5,613,005

Class R Shares	$774,821

SHARES OUTSTANDING:
Class Y Shares	1,631,852

Class A Shares	3,055,877

Class B Shares	534,392

Class C Shares	1,415,795

Class K Shares	280,264

Class R Shares	38,894

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$20.27

CLASS A SHARES:
Net asset value and redemption price per share	$20.06

Maximum sales charge	5.50%
Maximum offering price per share	$21.23

CLASS B SHARES:
Net asset value and offering price per share*	$18.93

CLASS C SHARES:
Net asset value and offering price per share*	$18.85

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$20.03

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$19.92

*	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Small-Cap Value Fund

Statement of Operations, For the Period Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$1,327,676

Total Investment Income	1,327,676

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	70,794
Class B Shares	46,798
Class C Shares	127,179
Class R Shares	1,880
Shareholder servicing fees:
Class K Shares	7,933
Investment advisory fees	492,430
Transfer agency/record keeping fees	191,478
Administration fees	100,677
Trustees’ fees and expenses	42,976
Custody fees	40,137
Registration and filing fees	37,232
Legal and audit fees	21,279
Other	47,892

Total Expenses	1,228,685

NET INVESTMENT INCOME	98,991

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	5,852,194
Foreign currency-related transactions	(20)
Net change in unrealized appreciation/(depreciation) of:
Securities	27,748,011
Foreign currency-related transactions	519

Net realized and unrealized gain on investments	33,600,704

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,699,695

(a)	Net of foreign withholding taxes of $10,126.

See Notes to Financial Statements.

10

Munder Small-Cap Value Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Net investment income/(loss)	$98,991	$(126,815)
Net realized gain from security transactions and foreign currency-related transactions	5,852,174	2,465,713
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	27,748,530	28,673,975

Net increase in net assets resulting from operations	33,699,695	31,012,873
Dividends to shareholders from net investment income:
Class Y Shares	—	(922,472)
Class A Shares	—	(1,395,207)
Class B Shares	—	(163,796)
Class C Shares	—	(423,644)
Class K Shares	—	(177,733)
Class R Shares	—	(21,017)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(13,491,536)	(31,108,719)
Class A Shares	(7,859,365)	(27,747,048)
Class B Shares	(1,318,914)	(3,958,843)
Class C Shares	(4,421,828)	(8,379,520)
Class K Shares	(2,240,121)	(4,575,648)
Class R Shares	(196,033)	(521,912)
Short-term trading fees	820	7,289

Net increase/(decrease) in net assets	4,172,718	(48,375,397)
NET ASSETS:
Beginning of period	133,392,085	181,767,482

End of period	$137,564,803	$133,392,085

Undistributed net investment income/(Accumulated net investment loss)	$31,894	$(67,097)

See Notes to Financial Statements.

11

Munder Small-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Amount
Class Y Shares:
Sold	$2,738,731	$13,318,180
Issued as reinvestment of dividends	—	802,245
Redeemed	(16,230,267)	(45,229,144)

Net decrease	$(13,491,536)	$(31,108,719)

Class A Shares:
Sold*	$3,592,180	$10,347,123
Issued as reinvestment of dividends	—	1,075,313
Redeemed	(11,451,545)	(39,169,484)

Net decrease	$(7,859,365)	$(27,747,048)

Class B Shares:
Sold	$14,340	$305,059
Issued as reinvestment of dividends	—	123,249
Redeemed*	(1,333,254)	(4,387,151)

Net decrease	$(1,318,914)	$(3,958,843)

Class C Shares:
Sold	$187,869	$859,373
Issued as reinvestment of dividends	—	272,253
Redeemed	(4,609,697)	(9,511,146)

Net decrease	$(4,421,828)	$(8,379,520)

Class K Shares:
Sold	$252,853	$362,538
Issued as reinvestment of dividends	—	47,663
Redeemed	(2,492,974)	(4,985,849)

Net decrease	$(2,240,121)	$(4,575,648)

Class R Shares:
Sold	$285,680	$201,557
Issued as reinvestment of dividends	—	8,413
Redeemed	(481,713)	(731,882)

Net decrease	$(196,033)	$(521,912)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Period Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

Shares
Class Y Shares:
Sold	155,939	847,771
Issued as reinvestment of dividends	—	49,829
Redeemed	(954,514)	(3,090,043)

Net decrease	(798,575)	(2,192,443)

Class A Shares:
Sold*	200,148	658,469
Issued as reinvestment of dividends	—	67,334
Redeemed	(665,159)	(2,516,435)

Net decrease	(465,011)	(1,790,632)

Class B Shares:
Sold	839	20,261
Issued as reinvestment of dividends	—	8,119
Redeemed*	(82,928)	(296,739)

Net decrease	(82,089)	(268,359)

Class C Shares:
Sold	10,924	58,106
Issued as reinvestment of dividends	—	17,994
Redeemed	(278,318)	(647,457)

Net decrease	(267,394)	(571,357)

Class K Shares:
Sold	14,891	23,482
Issued as reinvestment of dividends	—	2,988
Redeemed	(136,485)	(320,315)

Net decrease	(121,594)	(293,845)

Class R Shares:
Sold	15,254	12,964
Issued as reinvestment of dividends	—	529
Redeemed	(27,136)	(47,518)

Net decrease	(11,882)	(34,025)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$15.66		$13.37	$20.78	$31.11	$29.45	$26.69

Income/(loss) from investment operations:
Net investment income	0.05		0.05	0.21	0.37	0.36	0.32
Net realized and unrealized gain/(loss) on investments	4.56		2.62	(6.64)	(8.11)	2.33	3.45

Total from investment operations	4.61		2.67	(6.43)	(7.74)	2.69	3.77

Less distributions:
Dividends from net investment income	—		(0.38)	(0.25)	(0.39)	(0.29)	(0.24)
Distributions from net realized gains	—		—	(0.73)	(2.20)	(0.74)	(0.77)

Total distributions	—		(0.38)	(0.98)	(2.59)	(1.03)	(1.01)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.00	(c)

Net asset value, end of period	$20.27		$15.66	$13.37	$20.78	$31.11	$29.45

Total return(e)	29.44%		19.91%	(32.19)%	(26.50)%	9.54%	14.41	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$33,079		$38,060	$61,792	$234,313	$359,595	$371,799
Ratio of operating expenses to average net assets	1.48	%(f)	1.40%	1.42%	1.08%	1.11%	1.09%
Ratio of net investment income to average net assets	0.53	%(f)	0.30%	1.47%	1.45%	1.23%	1.13%
Portfolio turnover rate	12%		54%	64%	32%	29%	36%
Ratio of operating expenses to average net assets without expense waivers	1.48	%(f)	1.40%	1.42%	1.08%	1.11%	1.09%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 26, 1996 and January 10, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(f)	Annualized.

See Notes to Financial Statements.

14

A Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$15.51		$13.24	$20.62	$30.89	$29.25	$26.52

0.03		0.01	0.19	0.28	0.28	0.25

4.52		2.60	(6.61)	(8.03)	2.32	3.42

4.55		2.61	(6.42)	(7.75)	2.60	3.67

—		(0.34)	(0.23)	(0.32)	(0.22)	(0.17)

—		—	(0.73)	(2.20)	(0.74)	(0.77)

—		(0.34)	(0.96)	(2.52)	(0.96)	(0.94)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	—	0.00	(c)

$20.06		$15.51	$13.24	$20.62	$30.89	$29.25

29.34%		19.66%	(32.39)%	(26.68)%	9.26%	14.10	%(d)

$61,291		$54,624	$70,348	$177,964	$421,762	$522,111

1.73	%(f)	1.65%	1.67%	1.34%	1.36%	1.34%

0.30	%(f)	0.04%	1.33%	1.09%	0.98%	0.88%
12%		54%	64%	32%	29%	36%

1.73	%(f)	1.65%	1.67%	1.34%	1.36%	1.34%

See Notes to Financial Statements.

15

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$14.70		$12.56	$19.67	$29.57	$28.09	$25.60

Income/(loss) from investment operations:
Net investment income/(loss)	(0.04)		(0.10)	0.08	0.09	0.06	0.04
Net realized and unrealized gain/(loss) on investments	4.27		2.46	(6.30)	(7.68)	2.22	3.30

Total from investment operations	4.23		2.36	(6.22)	(7.59)	2.28	3.34

Less distributions:
Dividends from net investment income	—		(0.22)	(0.16)	(0.11)	(0.06)	(0.08)
Distributions from net realized gains	—		—	(0.73)	(2.20)	(0.74)	(0.77)

Total distributions	—		(0.22)	(0.89)	(2.31)	(0.80)	(0.85)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.00	(c)

Net asset value, end of period	$18.93		$14.70	$12.56	$19.67	$29.57	$28.09

Total return(e)	28.78%		18.75%	(32.86)%	(27.22)%	8.42%	13.30	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,115		$9,060	$11,110	$23,691	$48,545	$59,410
Ratio of operating expenses to average net assets	2.48	%(f)	2.40%	2.42%	2.09%	2.11%	2.09%
Ratio of net investment income/ (loss) to average net assets	(0.46	)%(f)	(0.70)%	0.58%	0.37%	0.22%	0.13%
Portfolio turnover rate	12%		54%	64%	32%	29%	36%
Ratio of operating expenses to average net assets without expense reimbursements	2.48	%(f)	2.40%	2.42%	2.09%	2.11%	2.09%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on February 11, 1997 and January 13, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(f)	Annualized.

See Notes to Financial Statements.

16

C Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$14.64		$12.51	$19.60	$29.47	$28.00	$25.53

(0.04)		(0.10)	0.08	0.08	0.06	0.04

4.25		2.45	(6.28)	(7.64)	2.21	3.28

4.21		2.35	(6.20)	(7.56)	2.27	3.32

—		(0.22)	(0.16)	(0.11)	(0.06)	(0.08)

—		—	(0.73)	(2.20)	(0.74)	(0.77)

—		(0.22)	(0.89)	(2.31)	(0.80)	(0.85)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	—	0.00	(c)

$18.85		$14.64	$12.51	$19.60	$29.47	$28.00

28.76%		18.74%	(32.87)%	(27.21)%	8.45%	13.26	%(d)

$26,692		$24,639	$28,199	$67,399	$165,732	$198,336

2.48	%(f)	2.40%	2.42%	2.09%	2.11%	2.09%

(0.46	)%(f)	(0.70)%	0.57%	0.32%	0.22%	0.13%
12%		54%	64%	32%	29%	36%

2.48	%(f)	2.40%	2.42%	2.09%	2.11%	2.09%

See Notes to Financial Statements.

17

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Period Ended		Year	Year	Year	Year	Year
	12/31/10(b)		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$15.49		$13.23	$20.60	$30.85	$29.22	$26.49

Income/(loss) from investment operations:
Net investment income/(loss)	0.02		0.01	0.19	0.29	0.29	0.25
Net realized and unrealized gain/(loss) on investments	4.52		2.59	(6.60)	(8.02)	2.30	3.42

Total from investment operations	4.54		2.60	(6.41)	(7.73)	2.59	3.67

Less distributions:
Dividends from net investment income	—		(0.34)	(0.23)	(0.32)	(0.22)	(0.17)
Distributions from net realized gains	—		—	(0.73)	(2.20)	(0.74)	(0.77)

Total distributions	—		(0.34)	(0.96)	(2.52)	(0.96)	(0.94)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.00	(c)

Net asset value, end of period	$20.03		$15.49	$13.23	$20.60	$30.85	$29.22

Total return(e)	29.31%		19.60%	(32.36)%	(26.65)%	9.24%	14.12	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,613		$6,226	$9,202	$26,762	$44,558	$59,622
Ratio of operating expenses to average net assets	1.74	%(f)	1.65%	1.67%	1.34%	1.36%	1.34%
Ratio of net investment income/(loss) to average net assets	0.24	%(f)	0.05%	1.35%	1.16%	0.98%	0.88%
Portfolio turnover rate	12%		54%	64%	32%	29%	36%
Ratio of operating expenses to average net assets without expense reimbursements	1.74	%(f)	1.65%	1.67%	1.34%	1.36%	1.34%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 31, 1996 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated.

(f)	Annualized.

See Notes to Financial Statements.

18

R Shares
Period Ended		Year	Year	Year	Year	Year
12/31/10(b)		Ended	Ended	Ended	Ended	Ended
(Unaudited)		6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$15.43		$13.18	$20.54	$30.77	$29.15	$26.44

(0.00	)(c)	(0.03)	0.15	0.24	0.21	0.18

4.49		2.58	(6.57)	(8.02)	2.30	3.41

4.49		2.55	(6.42)	(7.78)	2.51	3.59

—		(0.30)	(0.21)	(0.25)	(0.15)	(0.11)

—		—	(0.73)	(2.20)	(0.74)	(0.77)

—		(0.30)	(0.94)	(2.45)	(0.89)	(0.88)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	—	0.00	(c)

$19.92		$15.43	$13.18	$20.54	$30.77	$29.15

29.10%		19.30%	(32.50)%	(26.85)%	8.95%	13.83	%(d)

$775		$783	$1,117	$2,627	$6,398	$8,708

1.99	%(f)	1.90%	1.93%	1.59%	1.61%	1.60%

(0.02	)%(f)	(0.20)%	1.11%	0.94%	0.74%	0.65%
12%		54%	64%	32%	29%	36%

1.99	%(f)	1.90%	1.93%	1.59%	1.61%	1.60%

See Notes to Financial Statements.

19

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20

Munder Small-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited)

1.	Organization

As of December 31, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Small-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

The Board of Trustees has approved the reorganization of the Veracity Small Cap Value Fund, a series of Veracity Funds, with and into the Fund, subject to approval by shareholders of the Veracity Small Cap Value Fund.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

21

Munder Small-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

22

Munder Small-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$138,814,302
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$138,814,302

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in

23

Munder Small-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that

24

Munder Small-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2010, the Advisor earned $100,677 before payment of sub-administration fees and $67,708 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2010, the Fund paid an annual effective rate of 0.1533% for administrative services.

During the period ended December 31, 2010, each Trustee of MST and MST II was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are

25

Munder Small-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2010, no officer, director or employee of the Advisor, or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $16,043,425 and $44,719,283, respectively, for the period ended December 31, 2010.

At December 31, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $45,991,349, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $1,676,273 and net appreciation for financial reporting purposes was $44,315,076. At December 31, 2010, aggregate cost for financial reporting purposes was $94,499,226.

26

Munder Small-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

6.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the period ended December 31, 2010, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2010, total commitment fees for the Fund were $921.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, net operating losses and, distributions in excess of current earnings. The following reclassifications had no effect on net income, net assets or net asset value per share:

Accumulated Net	Accumulated Net
Investment Loss	Realized Loss	Paid in Capital

$103,104	$(796)	$(102,308)

27

Munder Small-Cap Value Fund

Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

		Long-Term
	Ordinary Income	Capital Gain	Total

June 30, 2010	$3,103,869	$—	$3,103,869
June 30, 2009	4,394,848	14,431,242	18,826,090

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Capital
Loss	Unrealized
Carryover	Appreciation	Total

$(148,441,583)	$14,708,660	$(133,732,923)

The differences between book and tax distributable earnings were primarily due to dividends payable, wash sales, real estate investment trust basis adjustments, and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $148,441,583 of unused capital losses of which $46,493,924 and $101,947,659 expire in 2017 and 2018, respectively.

9.	Subsequent Events

On January 18, 2011, Daniel G. Bandi, Adam I. Friedman and Daniel J. DeMonica assumed responsibility for managing the Fund. On November 16, 2010, the Board of Trustees approved the reorganization of the Veracity Small Cap Fund, a series of Veracity Funds, with and into the Fund, subject to approval by the Veracity Small Cap Fund’s shareholders and contingent upon approval by the Munder Small-Cap Value Fund’s shareholders of an amendment to the Investment Advisory Agreement between MST and the Advisor. In addition, on November 16, 2010, the Board of Trustees approved an amendment to the Investment Advisory Agreement between MST and the Advisor with respect to the Fund providing for an increase in the management fee to be paid by the Fund from 0.75% of the Fund’s average daily net assets to 0.90% of the first $300 million in average daily net assets and 0.85% of the average daily net assets in excess of $300 million, subject to approval by the Fund’s shareholders and contingent upon the reorganization discussed above, and called for a meeting of the Fund’s shareholders to enable the Fund’s shareholders to consider the approval of the new management fee. Effective upon the date of the reorganization, the Advisor has agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation

28

Munder Small-Cap Value Fund
 Notes to Financial Statements, December 31, 2010 (Unaudited) (continued)

expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission at 1.25%, 1.50%, 2.25%, 2.25%, 1.50% and 1.75% for Class Y, A, B, C, K and R Shares, respectively. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

10.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

29

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30

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31

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANNSCV1210

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committees of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, James V. Fitzgerald, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Fitzgerald and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
MUNDER SERIES TRUST

By:	/s/ James V. Fitzgerald
James V. Fitzgerald
President and Principal Executive Officer

Date:	February 28, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James V. Fitzgerald
James V. Fitzgerald
President and Principal Executive Officer

Date:	February 28, 2011

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	February 28, 2011